united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

Richard Malinowski

Gemini Fund Services, LLC., 80Arkay Drive Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/18

Item 1. Reports to Stockholders.

DUNHAM

World-Class Trust & Investment Firm

October 31, 2018

ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Floating Rate Bond Fund

Dunham Corporate/Government Bond Fund

Dunham Monthly Distribution Fund

Dunham Dynamic Macro Fund

Dunham High-Yield Bond Fund

Dunham Alternative Dividend Fund

Dunham International Opportunity Bond Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Emerging Markets Stock Fund

Dunham Small Cap Growth Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

BEGINNING ON JANUARY 1, 2021, AS PERMITTED BY REGULATIONS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, PAPER COPIES OF THE DUNHAM FUNDS’ SHAREHOLDER REPORTS LIKE THIS ONE WILL NO LONGER BE SENT BY MAIL, UNLESS YOU SPECIFICALLY REQUEST PAPER COPIES OF THE REPORTS FROM THE DUNHAM FUNDS OR FROM YOUR FINANCIAL INTERMEDIARY, SUCH AS A BROKER-DEALER OR BANK. INSTEAD, THE REPORTS WILL BE MADE AVAILABLE ON A WEBSITE, AND YOU WILL BE NOTIFIED BY MAIL EACH TIME A REPORT IS POSTED AND PROVIDED WITH A WEBSITE LINK TO ACCESS THE REPORT.

IF YOU ALREADY ELECTED TO RECEIVE SHAREHOLDER REPORTS ELECTRONICALLY, YOU WILL NOT BE AFFECTED BY THIS CHANGE AND YOU NEED NOT TAKE ANY ACTION. YOU MAY ELECT TO RECEIVE SHAREHOLDER REPORTS AND OTHER COMMUNICATIONS FROM THE DUNHAM FUNDS ELECTRONICALLY BY CALLING (888)-3DUNHAM (338-6426) OR CONTACTING YOUR FINANCIAL INTERMEDIARY.

YOU MAY ELECT TO RECEIVE ALL FUTURE REPORTS IN PAPER FREE OF CHARGE. YOU CAN INFORM THE DUNHAM FUNDS OR YOUR FINANCIAL INTERMEDIARY THAT YOU WISH TO CONTINUE RECEIVING PAPER COPIES OF YOUR SHAREHOLDER REPORTS BY CALLING (888)-3DUNHAM (338-6426) OR CONTACTING YOUR FINANCIAL INTERMEDIARY. YOUR ELECTION TO RECEIVE REPORTS IN PAPER WILL APPLY TO ALL DUNHAM FUNDS HELD BY YOU OR THROUGH YOUR FINANCIAL INTERMEDIARY.

THIS ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS. SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION. ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS. EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HERE OF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS. IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HERIN AND THE APPLICABLE FUND’S PROSPECTUS. OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Dear Fellow Shareholders,

When a 30-year bull market for bonds likely finds itself in its twilight hours before its next bear market, it is not surprising that some spikes in volatility arise across the fixed income and equity markets. Similar to Paul Revere, many economists and institutional managers have been alerting and alarming that interest rates will rise from their historical lows and this will be to the detriment of the most interest rate sensitive bonds. The reason that the markets have responded as if in surprise is likely because these warnings that rates are rising have been prevalent for years, as global uncertainty resulted in higher demand for U.S. Treasury bonds – placing downward pressure on interest rates.

This prolonged compression in interest rates has contributed to the economic growth in the United States, which in turn increased the pressure on the Federal Reserve to raise the Fed Funds rate. As the rhetoric provided by the Federal Reserve was followed by corresponding actions, the Fed Funds rate was ratcheted up four times over the fiscal year, leading intermediate-term and long-term Treasuries into negative return territory for the 12-month period. Although equity markets broadly finished with positive returns at the end of the first six months of the fiscal year, foreign markets slid deeply negative in the latter half of the fiscal year, leaving only a few bastions of positive-performing asset classes. One of those strongholds was the United States, which at first may appear counterintuitive given that the vast majority of negative headlines during the latest six-month period surrounded the sustainability of the U.S.’s more recent increases in GDP growth rates. After peeling back the curtain to unveil what drove the positive performance, it clarified that the increase was primarily attributable to just a few sizeable sectors, notably technology and health care.

When the peril of the United States’ growth rate was not front-and-center, China’s relationship with the U.S. was generally the broadcast du jour. As fears of a trade war with China were exacerbated during the late summer months, it reached a crescendo at the same time as some mega-cap earnings reports missed expectations while the Federal Reserve reiterated its determination to continue its rate increases. These events coalesced into a broad sell-off to complete the fiscal year. Very few asset classes were spared in the last month’s carnage. Traditional bonds, U.S. equities, and foreign equities were all caught in the turmoil. Some of the Dunham Funds mitigated most of those losses, particularly the funds that implement strategies meant to behave differently from traditional investments. As we are vigilant to provide investment solutions that may benefit in our evolving marketplace, the Dunham Appreciation & Income Fund’s principal investment strategy was changed to a long / short credit strategy at the beginning of July. This strategy prevailed during October’s sell-off, finishing the month nearly flat amidst the sea of sizeable losses.

While we continue to navigate through this turbulence, we are optimistic that the Dunham Funds are positioned to capitalize on the opportunities that are generally uncovered in market environments like the one we are currently in. Sifting through the noise for the pertinent facts is crucial and we believe this diligence will reward our investors.

We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,

Jeffrey A. Dunham
President
Dunham & Associates
October 31, 2018

Dunham Floating Rate Bond Fund (Unaudited)

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

The bank loan market reached a milestone this fiscal year by totaling over $1 trillion in market size and constituting over 1,000 distinct borrowers. The bank loan market has doubled since 2010 and is now similar in size to the $1.1 trillion high-yield market. Secondary market trading activity and liquidity have steadily improved, driven by the increased number of market participants seeking yield, deeper and broader secondary markets, and technological advancements. The loan market fared well through the relatively larger bouts of volatility over the fiscal year experienced in February and October.

Over the fiscal year ended October 31, 2018, U.S. stocks, as measured by the S&P 500, increased 7.3 percent. Over the fiscal year, interest rates on the 10-year U.S. Treasury fluctuated within a 76 basis point range, hitting a low of 2.32 percent a few times in late November, then marching higher to 3.23 percent in late October, before settling at 3.14 percent to end the fiscal year. Over the same time period, the Federal Reserve raised the Fed Funds Rate four times over the fiscal year, to 2.25 percent. Bond prices generally fall when interest rates rise. U.S. investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 2.1 percent over the fiscal year ended October 31, 2018. The movement in rates aided the performance of bank loans, as measured by the S&P/ LSTA Leveraged Loan Index, which gained 4.5 percent over the three-month period. The London Interbank Offered Rate (“LIBOR”) continued its upward trend during the fiscal period. Three-month LIBOR began the fiscal year at 1.38 percent, its lowest point of the period, before beginning a steady climb to its high of 2.56 percent at the end of the fiscal period.

The Sub-Adviser looks for potential total return and income by investing in higher quality, non-investment grade bank loans. The Sub-Adviser uses extensive credit and company analysis and monitoring. The Sub-Adviser looks for securities with strong income potential while maintaining an emphasis on managing risk. The Sub-Adviser remains optimistic about the asset class’ potential as interest rates rise and investors continue to focus on income producing assets.

The yields on bank loans, as measured by the S&P / LSTA Leveraged Loan 100 Index, trended upward over the fiscal year, but trailed the pace of rise in Treasury yields. Bank loans, in general, as measured by the S&P / LSTA Leveraged Loan 100 Index, ended the most recent period with a yield-to-maturity of 5.5 percent. The changes in yield increased the spread to 1.4 percent when compared to their high-yield bond counterparts, as measured by the BofA Merrill Lynch High-Yield Bond Cash Pay Index, which ended the period with a 6.9 percent yield to maturity.

A strong contributor for the most recent fiscal quarter as well as the fiscal year was Neiman Marcus Group Ltd LLC (BL1250440) (holding weight*: 0.59 percent), a luxury retailer conducting integrated store and online operations. Neiman Marcus’ bank loan had a price increase from $79.81 at the beginning of the fiscal year to $91.38 at the end of the period, for a price return of 14.5 percent. This holding benefited from strong quarterly earnings that reflected a continued stabilization in the retail business. Another top performer was Seadrill Operating LP (BL1232042) (holding weight*: 0.55 percent), a company that owns and operates drilling rigs. The company came out of a bankruptcy restructuring and the Fund benefited from price appreciation of the bank loan. Seadrill’s bank loan had a price increase from $75.81 at the beginning of the fiscal year to $93.77 at the end of the period, for a price return of 23.7 percent. A position that contributed to performance over the most recent fiscal quarter ended October 31, 2018 but detracted from performance over the full fiscal year was CPI Card Group (BL1785619) (holding weight*: 0.52 percent), a company that engages in design, production, data personalization, packaging, and fulfillment of financial payment cards. The company has been troubled with a longer renewable cycle of credit cards at four years instead of three years. In addition, the company has faced challenges of larger banks and credit unions competing over market share. Despite these concerns, the loan traded higher in the final fiscal quarter following the release of strong earnings. Additionally, card volumes in the quarter improved both sequentially and year over year.

On the opposite end of the return spectrum, Fort Dearborn Holding Co (BL2249904) (holding weight*:0.20 percent) detracted from Fund performance over the most recent fiscal quarter and year. Fort Dearborn has managed to keep the top line relatively stable amid operational issues however, leverage continued to creep up. Increased costs, lower overall output, a fire at one of their facilities, and peak working capital causing them to draw on the revolver, all contributed to the negative performance. The Sub-Adviser believes that the credit is currently over-levered and lenders have started to lose patience with management. Also detracting from Fund performance over the fiscal quarter and year was Univision Communications, Inc. (BL2380501) (holding weight*: 1.46 percent), an American media company primarily serving Hispanic and Latino Americans. The bank loan had a price decrease from $99.63 at the beginning of the period to $97.06 at the end of the period, for a price loss of 2.7 percent. Klöckner Pentaplast Group (BL2450726) (holding weight*: 0.44 percent), a company that is among the world’s largest suppliers of films for pharmaceutical, medical devices, food, electronics, and general packaging, also had a difficult fiscal quarter and year. The bank loan had a price decrease from $100.98 at the beginning of the period to $97.06 at the end of the period, for a price loss of 4.0 percent.

The Sub-Adviser continues to find the loan market a compelling investment, especially in light of the impact that this year’s interest rate volatility has had on fixed-rate asset classes. The Sub-Adviser expects the coupon “carry” to continue for the remainder of the year, all else equal, and prove to be attractive on a risk-adjusted relative basis to fixed income alternatives. The Sub-Adviser also believes the constructive backdrop for credit spread assets is being met with continued spread tightening across the credit quality curve and transactions are becoming increasingly more aggressive on many levels. The Sub-Adviser feels that the fundamental backdrop for loans seems to be in good shape with low default rates, strong technicals, and strong investor demand. The Sub-Adviser is beginning to reassess risk positions from a credit quality and industry perspective with an eye towards slightly decreasing the overall risk in the Fund after having added risk since the summer of 2016 at broadly better valuations. The Sub-Adviser feels that the loan market is exhibiting late-cycle behavior, with the rise of single B-rated issuance, loosening loan terms and conditions, and a number of credit metrics exceeding pre-crisis levels. However, demand from retail and institutional investors remained at an above-average pace as rising rates and corresponding higher current yields relative to most other fixed income options has increased broad investor interest. With all of these factors, the Sub-Adviser does not currently view this current credit cycle as coming to end in the short-term, and the Sub-Adviser is contemplating how it might upgrade the credit quality of the Fund’s holdings, especially at current valuations.

* Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

		Annualized
	One	Since Inception
	Year	(11/1/13)
Class N	3.02%	2.71%
Class C	2.26%	1.94%
Class A with load of 4.50%	(1.87)%	1.51%
Class A without load	2.77%	2.44%
S&P/LSTA Leveraged Loan 100 Index	4.54%	3.59%
Morningstar Bank Loan Category	3.42%	3.12%

The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating- rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.05% for Class N, 1.80% for Class C and 1.30% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800- 442- 4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund
October 31, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
BANK LOANS - 91.6%
BASIC MATERIALS - 3.1%
Alpha 3 BV, Initial Term B-1 Loan +	LIBOR + 3.000%	$219,880	5.398	2/1/2024	$220,258
Covia Holdings Corp., Initial Term Loan +	LIBOR + 3.750%	568,575	6.270	5/31/2025	479,203
Graftech International Ltd., Initial Term Loan +	LIBOR + 3.500%	799,875	6.058	2/12/2025	801,875
HB Fuller Co., Commitment Loan +	LIBOR + 2.000%	725,320	4.487	10/20/2024	723,655
Ineos US Finance LLC, New 2024 Dollar Term Loan +	LIBOR + 2.000%	1,905,600	4.558	3/31/2024	1,905,305
Kraton Polymers LLC, Dollar Replacement Term Loan (2018) +	LIBOR + 2.500%	281,710	5.058	3/8/2025	281,621
Macdermind, Inc., Tranche B-7 Term Loan +	LIBOR + 2.500%	418,073	5.058	6/8/2020	418,932
New Arclin Us Holding Corp., Replacement Term Loan (First Lien) +	LIBOR + 3.500%	267,438	5.898	2/14/2024	267,103
Omnova Solutions, Inc., Term B-2 Loan +	LIBOR + 3.250%	501,249	5.808	8/24/2023	502,502
Venator Finance Sarl, Initial Term Loan +	LIBOR + 3.000%	509,850	5.558	8/8/2024	509,213
					6,109,667
COMMUNICATIONS - 15.5%
Advantage Sales & Marketing LLC, Initial Term Loan (First Lien) +	LIBOR + 3.250%	390,319	5.808	7/24/2021	356,654
Advantage Sales & Marketing LLC, Term B-2 Loan (First Lien) +	LIBOR + 3.250%	316,174	5.808	7/24/2021	288,246
Altice France SA, USD TLB-13 Term Loan +	LIBOR + 4.000%	235,000	6.449	8/14/2026	230,790
Altice US Financing Corp, March 2017 Refinancing Term Loan +	LIBOR + 2.250%	330,625	4.808	7/28/2025	330,523
Centurylink, Inc., Initial Term B Loan +	LIBOR + 2.750%	1,366,058	5.308	2/1/2025	1,353,251
Charter Communications Operating LLC, Term B Loan +	LIBOR + 2.000%	2,267,863	4.558	4/30/2025	2,270,561
Csc Holdings, LLC, March 2017 Refinancing Term Loan +	LIBOR + 2.250%	1,765,260	4.699	7/16/2025	1,763,689
Csc Holdings, LLC, October 2018 Incremental Term Loan +	LIBOR + 2.250%	380,000	4.670	1/16/2026	379,823
Csc Holdings, LLC, January 2018 Incremental Term Loan +	LIBOR + 2.500%	129,350	4.949	1/24/2026	129,451
Digicel International Finance Ltd., Initial Term B Loan (First Lien) +	LIBOR + 3.250%	212,850	5.571	5/28/2024	204,602
Frontier Communications Corporation, Term B-1 Loan +	LIBOR + 3.750%	1,146,066	6.308	6/16/2024	1,112,830
Global Tel*link Corp., Term Loan (First Lien) +	LIBOR + 4.000%	596,106	6.398	5/24/2020	597,596
Go Daddy Operating Co. LLC, Tranche B-1 Term Loan +	LIBOR + 2.250%	380,516	4.808	2/16/2024	381,374
Hoya Midco, LLC., Initial Term Loan (First Lien) +	LIBOR + 3.500%	596,091	6.058	6/30/2024	594,350
Iheart Communications, Inc., Tranche D Term Loan +	LIBOR + 6.750%	1,510,000	9.148	1/30/2019	1,096,011
Level 3 Financing, Inc., Tranche B 2024 Term Loan +	LIBOR + 2.250%	1,825,000	4.737	2/22/2024	1,828,568
Mcc Iowa LLC, Tranche M Term Loan +	LIBOR + 2.000%	787,163	4.520	1/16/2025	787,655
Mcgraw-Hill Global Education Holdings LLC, Term B Loan (First Lien) +	LIBOR + 4.000%	974,597	6.558	5/4/2022	937,445
Mediacom LLC, Tranche N Term Loan +	LIBOR + 1.750%	650,020	4.270	2/16/2024	649,617
Meredith Corporation, Tranche B-1 Term Loan +	LIBOR + 3.000%	797,750	5.308	2/1/2025	797,626
Numericable U.S LLC, USD TLB-11 Term Loan +	LIBOR + 2.750%	640,250	5.308	8/1/2025	619,392
Numericable U.S LLC, USD TLB-12 Term Loan +	LIBOR + 3.688%	324,859	6.136	2/1/2026	317,889
Radiate Holdco LLC, Closing Date Term Loan +	LIBOR + 3.000%	858,964	5.558	1/31/2024	853,596
Red Ventures LLC, Term Loan (First Lien) +	LIBOR + 3.750%	441,450	6.558	11/8/2024	444,209
Red Ventures LLC, Term B-1 Loan (First Lien) +	LIBOR + 3.000%	380,000	5.449	11/8/2024	382,375
Rodan & Fields, LLC, Closing Date Term Loan +	LIBOR + 4.000%	643,388	6.449	6/16/2025	647,811
Sba Senior Finance II LLC, Initial Term Loan +	LIBOR + 2.000%	1,156,636	4.558	4/12/2025	1,155,653
Securus Technologies Holdings, Inc., Initial Term Loan (First Lien) +	LIBOR + 4.500%	373,205	7.058	10/31/2024	374,761
Securus Technologies Holdings, Inc., Delayed Term Loan +	LIBOR + 4.500%	168,000	6.812	10/31/2024	168,420
Securus Technologies Holdings, Inc., Initial Loan (Second Lien) +	LIBOR + 8.250%	255,000	10.809	10/31/2025	255,849
Sinclair Television Group, Inc., Tranche B Term Loan +	LIBOR + 2.250%	362,911	4.808	1/4/2024	364,158
Sorenson Communications, Inc., Initial Term Loan (First Lien) +	LIBOR + 5.750%	385,880	8.148	4/30/2020	387,568
Sprint Communications, Inc., Initial Term Loan +	LIBOR + 2.500%	1,048,566	5.058	2/2/2024	1,049,384
Telenet Financing USD LLC., Term Loan AN Facility +	LIBOR + 2.250%	680,000	4.904	8/16/2026	678,647
Tribune Media Co., Term B Loan +	LIBOR + 3.000%	22,405	5.558	12/28/2020	22,493
Tribune Media Co., Term C Loan +	LIBOR + 3.000%	279,252	5.558	1/26/2024	280,344
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan +	LIBOR + 2.750%	2,917,851	5.308	3/16/2024	2,807,061
Upc Financing Partnership, Facility AR +	LIBOR + 2.500%	624,684	5.154	1/16/2026	623,159
Virgin Media Bristol LLC, K Facility +	LIBOR + 2.500%	690,000	4.949	1/16/2026	690,214
West Corporation, Initial Term B Loan +	LIBOR + 4.000%	447,409	6.558	10/10/2024	445,888
West Corporation, Incremental Term B-1 Loan +	LIBOR + 3.500%	249,375	6.058	10/10/2024	246,934
Ziggo Secured Finance Partnership, Term Loan E Facility +	LIBOR + 2.500%	890,000	4.949	4/16/2025	873,918
					29,780,385

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
BANK LOANS - 91.6% (Continued)
CONSUMER, CYCLICAL - 19.0%
84 Lumber Co., Term B-1 Loan +	LIBOR + 5.250%	$440,625	7.759	10/24/2023	$444,298
Accuride Corporation, 2017 Refinancing Term Loan +	LIBOR + 5.250%	453,168	7.648	11/16/2023	454,584
Affinity Gaming LLC, Initial Term Loan +	LIBOR + 3.250%	360,246	5.808	6/30/2023	359,345
American Airlines, Inc., 2017 Class B Term Loan +	LIBOR + 2.000%	494,555	4.449	12/14/2023	491,978
American Airlines, Inc., 2017 Class B Term Loans +	LIBOR + 2.000%	87,220	4.527	4/28/2023	86,751
American Airlines, Inc., 2018 Replacement Term Loan +	LIBOR + 1.750%	426,723	4.277	6/28/2025	418,521
American Axle & Manufacturing, Inc., Tranche B Term Loan +	LIBOR + 2.250%	277,875	4.759	4/6/2024	277,051
American Builders & Contractors Supply Co., Inc., Term B-2 Loan +	LIBOR + 2.000%	580,471	4.558	11/1/2023	575,755
American Greetings Corporation, Initial Term Loan +	LIBOR + 4.500%	344,138	7.020	4/6/2024	345,213
Aramark Intermediate HoldCo Corp., U.S. Term B-2 Loan +	LIBOR + 1.750%	312,312	4.308	3/28/2024	312,573
Aramark Intermediate HoldCo Corp., U.S. Term B-3 Loan +	LIBOR + 1.750%	1,357,024	4.308	3/12/2025	1,358,937
Aristocrat International Pty, Ltd., Term B-3 Loan +	LIBOR + 1.750%	1,553,214	4.237	10/20/2024	1,549,417
Bass Pro Group LLC, Initial Term Loan +	LIBOR + 5.000%	763,000	7.558	9/24/2024	764,022
Beacon Roofing Supply, Inc., Initial Term Loan +	LIBOR + 2.250%	736,300	4.675	1/2/2025	730,686
Boyd Gaming Corporation, Refinancing Term B Loan +	LIBOR + 2.250%	799,142	4.759	9/16/2023	801,144
Caesars Resort Collection LLC, Term B Loan +	LIBOR + 2.750%	1,960,188	5.308	12/24/2024	1,963,049
Carlisle Companies Incorporated, Delayed Draw Term Loan (First Lien) +	LIBOR + 3.000%	103,067	5.248	3/20/2025	102,037
Carlisle Companies Incorporated, Initial Term Loan (First Lien) +	LIBOR + 3.000%	454,648	5.508	3/20/2025	450,101
CBAC Borrower, LLC, Term B Loan +	LIBOR + 4.000%	232,650	6.558	7/8/2024	233,871
CDS US Intermediate Holdings, Inc., Term B Loan (First Lien) +	LIBOR + 3.750%	625,503	6.148	7/8/2022	619,248
CEOC LLC., Term B Loan +	LIBOR + 2.000%	1,404,388	4.558	10/8/2024	1,399,121
CityCenter Holdings LLC., Term B Loan +	LIBOR + 2.250%	1,179,789	4.808	4/18/2024	1,178,868
Crown Finance US, Inc., Initial Dollar Tranche Term Loan +	LIBOR + 2.500%	601,975	5.058	2/28/2025	600,250
CSC SW Holdco, Inc., Term B-1 Loan (First Lien) +	LIBOR + 3.250%	977,382	5.695	11/14/2022	979,518
Deck Chassis Acquisition, Inc., Initial Term Loan (Second Lien) +	LIBOR + 6.000%	110,000	8.559	6/16/2023	111,238
Dexko Global, Inc., Replacement U.S. Dollar Term B Loan (First Lien) +	LIBOR + 3.500%	516,107	6.058	7/24/2024	518,287
Eldorado Resorts, Inc., Term Loan +	LIBOR + 2.250%	789,246	4.666	4/16/2024	790,975
Formula One Management, Ltd., Facility B3 (USD) +	LIBOR + 2.500%	615,202	5.300	1/31/2024	609,563
Gateway Casinos & Entertainment Ltd., Initial Term Loan +	LIBOR + 3.000%	503,738	5.398	11/30/2023	505,783
Global Appliance, Inc., Tranche B Term Loan +	LIBOR + 4.000%	600,950	6.558	9/28/2024	597,570
Golden Nugget, Inc., Initial B Term Loan +	LIBOR + 2.750%	468,172	5.261	10/4/2023	469,307
Gvc Holdings PLC, Facility B2 (USD) +	LIBOR + 2.500%	572,125	5.058	3/28/2024	574,628
Hd Supply, Inc., Term B-5 Loan +	LIBOR + 1.750%	849,494	4.237	10/16/2023	850,293
Hilton Worldwide Finance LLC, Series B-2 Term Loan +	LIBOR + 1.750%	1,324,558	4.259	10/24/2023	1,327,459
Isagenix International LLC, Senior Lien Term Loan +	LIBOR + 5.750%	582,625	8.148	6/14/2025	582,989
Leslie’s Poolmark, Inc., Tranche B-2 Term Loan +	LIBOR + 3.500%	308,011	6.058	8/16/2023	307,682
Libbey Glass, Inc., Initial Loan +	LIBOR + 3.000%	558,464	5.420	4/8/2021	557,766
Michaels Stores, Inc., 2018 New Replacement Term B Loan +	LIBOR + 2.500%	517,706	5.016	1/30/2023	515,192
Navistar Financial Corp., New TLB Loan +	LIBOR + 3.750%	710,000	6.277	7/30/2025	713,550
Navistar, Inc., Tranche B Term Loan +	LIBOR + 3.500%	932,950	5.925	11/6/2024	936,075
Neiman Marcus Group Ltd. LLC, Other Term Loan +	LIBOR + 3.250%	1,249,334	5.670	10/24/2020	1,140,879
Patriot Container Corp., Closing Date Term Loan (First Lien) +	LIBOR + 3.500%	636,800	6.008	3/20/2025	640,780
Petsmart, Inc., Tranche B-2 Loan +	LIBOR + 3.000%	724,332	5.408	3/12/2022	615,862
Playa Resorts Holding BV, Initial Term Loan +	LIBOR + 2.750%	1,044,355	5.308	4/28/2024	1,031,301
Scientific Games International, Inc., Initial Term B-5 Loan +	LIBOR + 2.750%	803,972	5.179	8/14/2024	797,296
Serta Simmons Bedding LLC, Initial Term Loan (First Lien) +	LIBOR + 3.500%	300,645	5.913	11/8/2023	271,923
Siteone Landscape Supply Holding LLC, Tranche E Term Loan +	LIBOR + 2.750%	695,999	5.199	10/28/2024	699,479
SRAM LLC, New Term Loan (2018) (First Lien) +	LIBOR + 2.750%	568,066	5.259	3/16/2024	570,562
Stars Group Holdings BV, USD Term Loan +	LIBOR + 3.500%	214,463	5.898	7/10/2025	215,654
Station Casinos LLC, Term B Facility Loan +	LIBOR + 2.500%	873,402	5.058	6/8/2023	873,987
Tenneco, Inc., Tranche B Term Loan +	LIBOR + 2.750%	795,000	5.308	9/30/2025	794,006
Ti Group Automotive Systems LLC., Initial US Term Loan +	LIBOR + 2.500%	380,738	5.058	6/30/2022	379,944
Univar Usa, Inc., Term B-3 Loan +	LIBOR + 2.250%	873,217	4.808	6/30/2024	874,147
Wyndham Hotels & Resorts, Inc., Term Loan B +	LIBOR + 1.750%	1,135,000	4.308	5/30/2025	1,135,948
					36,506,463

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
BANK LOANS - 91.6% (Continued)
CONSUMER, NON-CYCLICAL - 20.4%
21st Century Oncology Holdings, Inc., Tranche B Term Loan +	LIBOR + 6.125%	$145,512	8.570	1/16/2023	$136,100
Accelerated Health Systems, LLC, Initial Term Loan +	LIBOR + 3.500%	465,000	6.020	11/1/2025	467,325
Acuity Specialty Products, Inc., Initial Term Loan (First Lien) +	LIBOR + 4.000%	277,200	6.398	8/12/2024	261,781
AHP Health Partners, Inc., Term Loan +	LIBOR + 4.500%	583,538	7.058	6/30/2025	587,094
Albertson’s LLC, 2017-1 Term B-4 Loan +	LIBOR + 2.750%	1,147,885	5.308	8/24/2021	1,147,626
Albertson’s LLC, 2017-1 Term B-5 Loan +	LIBOR + 3.000%	247,968	5.396	12/20/2022	247,727
Albertson’s LLC, Term Loan B7 +	LIBOR + 3.000%	374,195	5.527	10/28/2025	371,780
AlixPartners, LLP, 2017 Refinancing Term Loan +	LIBOR + 2.750%	950,070	5.308	4/4/2024	952,150
Allied Universal Holdco LLC, Incremental Term Loan (First Lien) +	LIBOR + 4.250%	450,000	6.770	7/28/2022	450,142
Amneal Pharmaceuticals LLC, Initial Term Loan +	LIBOR + 3.500%	608,334	6.058	5/4/2025	612,973
Auris LuxCo, Term B (First Lien) +	LIBOR + 3.750%	95,000	6.258	7/24/2025	95,812
Avantor, Inc., Initial Dollar Term Loan +	LIBOR + 4.000%	660,013	6.558	11/20/2024	665,633
Bausch Health Companies, Inc., Initial Term Loan +	LIBOR + 3.000%	1,226,410	5.410	6/2/2025	1,228,569
CCS-CMGC Holdings, Inc., Initial Term Loan (First Lien) +	LIBOR + 5.500%	400,000	8.059	9/30/2025	398,500
Change Healthcare Holdings, Inc., Closing Date Term Loan +	LIBOR + 2.750%	970,125	5.308	2/29/2024	970,188
CHG Healthcare Services, Inc., New Term Loan (2017) (First Lien) +	LIBOR + 3.000%	367,267	5.558	6/8/2023	368,940
CHG PPC Parent LLC, Initial Term Loan (First Lien) +	LIBOR + 2.750%	588,525	5.308	4/1/2025	587,789
Chobani LLC, New Term Loan (First Lien) +	LIBOR + 3.500%	652,242	6.058	10/10/2023	638,588
Community Health Systems, Inc., Incremental 2021 Term H Loan +	LIBOR + 3.250%	733,185	5.571	1/28/2021	719,272
Concordia International Corp., Initial Dollar Term Loan +	LIBOR + 5.550%	91,000	7.920	9/6/2024	89,408
CPI Acquisition, Inc., Term Loan (First Lien) +	LIBOR + 4.500%	1,518,336	6.920	8/16/2022	1,004,812
Cryolife, Inc., Initial Term Loan +	LIBOR + 3.250%	238,200	5.648	12/2/2024	239,988
Diamond Bv, Initial USD Term Loan +	LIBOR + 3.000%	585,575	5.558	9/6/2024	578,744
Dole Food Company, Inc., Tranche B Term Loan +	LIBOR + 2.750%	523,125	5.262	4/6/2024	522,348
Endo Luxembourg Finance Company I Sarl, Initial Term Loan +	LIBOR + 4.250%	498,688	6.808	4/28/2024	501,647
Envision Healthcare Corporation, Initial Term Loan +	LIBOR + 3.750%	1,994,578	6.308	10/10/2025	1,956,711
Explorer Holdings, Inc., Initial Term Loan +	LIBOR + 3.750%	394,950	6.148	5/2/2023	396,186
Financial & Risk US Holdings, Inc., Initial Dollar Term Loan +	LIBOR + 3.750%	940,000	6.308	9/30/2025	931,775
Fort Dearborn Holding Company, Inc., Initial Term Loan (First Lien) +	LIBOR + 4.000%	394,610	6.410	10/20/2023	375,866
Greatbatch Ltd., New Term B Loan (2017) +	LIBOR + 3.000%	64,373	5.425	10/28/2022	64,735
Greenrock Finance, Inc., Initial USD Term B Loan (First Lien) +	LIBOR + 3.500%	253,088	6.058	6/28/2024	254,353
GW Honos Security Corporation, Term B Loan +	LIBOR + 3.500%	227,777	5.823	5/24/2024	228,970
Heartland Dental, LLC, Delayed Term Loan +	LIBOR + 3.750%	541,632	6.308	4/30/2025	540,700
Heartland Dental, LLC, Initial Term Loan +	LIBOR + 3.750%	81,448	6.113	4/30/2025	81,308
Herbalife Nutrition Ltd., Term Loan B +	LIBOR + 3.250%	245,000	5.648	8/18/2025	246,430
H- Food Holdings, LLC, Initial Term Loan +	LIBOR + 3.000%	473,813	5.558	5/24/2025	466,409
Hostess Brands, LLC, November 2017 Refinancing Term B Loan +	LIBOR +2.250%	925,426	4.808	8/4/2022	922,390
Immucor, Inc., Term B-3 Loan +	LIBOR + 5.000%	39,500	7.398	6/16/2021	40,204
Jaguar Holding Co., 2018 Term Loan +	LIBOR + 2.500%	939,599	5.058	8/18/2022	937,954
JBS USA Lux S.A., Initial Term Loan +	LIBOR + 2.500%	943,079	4.847	10/30/2022	944,494
Kronos Acquisition Intermediate, Inc., Initial Loan +	LIBOR + 4.000%	956,837	6.558	5/16/2023	945,475
Laureate Education, Inc., Series 2024 Term Loan +	LIBOR + 3.500%	810,523	6.058	4/26/2024	813,157
MedPlast Holdings, Inc., Initial Term Loan (First Lien) +	LIBOR + 3.750%	175,000	6.157	7/2/2025	176,258
Milk Specialties Company, New Term Loan +	LIBOR + 4.000%	336,140	6.398	8/16/2023	336,350
NAB Holdings, LLC, 2018 Refinancing Term Loan +	LIBOR + 3.000%	579,165	5.398	6/30/2024	573,133
NVA Holdings, Inc., Term B-3 Loan (First Lien) +	LIBOR + 2.750%	776,100	5.308	2/2/2025	770,279
One Call Corporation, Extended Term Loan (First Lien) +	LIBOR + 5.250%	614,970	7.699	11/28/2022	580,489
Ortho-Clinical Diagnostics, Inc., Second Amendment New Term Loan +	LIBOR + 3.250%	641,115	5.770	6/30/2025	641,996
Parexel International Corporation, Initial Term Loan +	LIBOR + 2.750%	618,750	5.308	9/28/2024	611,115
Parfums Holding Co., Inc., Initial Term Loan (First Lien) +	LIBOR + 4.250%	464,186	6.616	6/30/2024	464,766
Pearl Intermediate Parent LLC, Initial Term Loan (First Lien) +	LIBOR + 2.750%	465,163	5.237	2/14/2025	459,348
Pearl Intermediate Parent LLC, Delayed Draw Term Loan (First Lien) +	LIBOR + 2.750%	137,405	4.622	2/14/2025	135,687
Pharmerica Corporation, Initial Term Loan (First Lien) +	LIBOR + 3.500%	303,475	5.949	12/6/2024	304,803
Pi UK Holdco II Ltd., Facility B1 +	LIBOR + 3.500%	1,467,625	6.058	1/4/2025	1,465,336
Prime Security Services Borrower LLC, 2016-2 Refinancing Term B-1 Loan (First Lien) +	LIBOR + 2.750%	465,309	5.308	5/2/2022	466,156
Prospect Medical Holdings, Inc., Term B-1 Loan +	LIBOR + 5.500%	253,725	7.910	2/22/2024	255,945
Quorum Health Corp., Term Loan +	LIBOR + 6.750%	128,477	9.309	4/28/2022	130,103

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
BANK LOANS - 91.6% (Continued)
CONSUMER, NON-CYCLICAL - 20.3% (Continued)
Revlon Consumer Products Corporation, Initial Term B Loan +	LIBOR + 3.500%	$653,379	5.821	9/8/2023	$480,779
Select Medical Corp., Tranche B Term Loan +	LIBOR + 2.500%	295,500	5.020	3/6/2025	296,363
Servicemaster Company, LLC, Tranche C Term Loan +	LIBOR + 2.500%	341,894	5.058	11/8/2023	343,860
Sigma Holdco B.V, Facility B2 +	LIBOR + 3.000%	555,000	5.609	7/2/2025	554,306
St. George’s University Scholastic Services LLC, Delayed Draw Term Loan +	LIBOR + 3.500%	215,932	5.842	6/22/2025	218,631
St. George’s University Scholastic Services LLC, Term Loan +	LIBOR + 3.500%	694,068	6.058	7/16/2025	702,743
Sterigenics- Nordion Holdings, LLC, Incremental Term Loan +	LIBOR + 3.000%	1,016,663	5.558	5/16/2022	1,019,097
Surgery Center Holdings, Inc., Initial Term Loan +	LIBOR + 3.250%	757,350	5.571	9/2/2024	756,971
Syneos Health, Inc., Replacement Term B Loan +	LIBOR + 2.000%	222,834	4.558	7/31/2024	222,587
Team Health Holdings, Inc., Initial Term Loan +	LIBOR + 2.750%	293,344	5.308	2/6/2024	278,311
Transunion LLC, 2017 Replacement Term B-3 Loan +	LIBOR + 2.000%	1,144,414	4.558	4/10/2023	1,144,282
University Health Services, Inc., Incremental Tranche B Facility +	LIBOR + 1.750%	120,000	4.270	11/1/2025	120,450
University Hospital Services, Delayed Draw Term Loan +	LIBOR + 3.000%	140,000	5.469	10/18/2025	141,050
US Foods, Inc., Initial Term Loan +	LIBOR + 2.000%	458,448	4.558	6/28/2023	458,305
U.S. Renal Care Inc., Initial Term Loan (First Lien) +	LIBOR + 4.250%	619,799	6.648	12/30/2022	602,237
Wex Inc., Term B-2 Loan +	LIBOR + 2.250%	485,788	4.808	6/30/2023	487,306
					39,191,095
ENERGY - 3.7%
California Resources Corp., Initial Loan +	LIBOR + 4.750%	405,000	7.258	1/1/2023	412,087
Contura Energy, Inc., Term Loan +	LIBOR + 5.000%	533,635	7.398	3/18/2024	533,635
Fieldwood Energy LLC, Closing Date Loan (First Lien) +	LIBOR + 5.250%	180,554	7.808	4/12/2022	182,022
Fieldwood Energy LLC, Closing Date Loan 2018 (Second Lien) +	LIBOR + 7.250%	81,748	9.809	4/12/2023	79,091
Gavilan Resources LLC, Initial Term Loan (Second Lien) +	LIBOR + 6.000%	490,000	8.487	2/29/2024	463,594
Mcdermott International, Inc., Term Loan +	LIBOR + 5.000%	711,425	7.558	5/12/2025	704,133
Medallion Midland Acquisition LLC, Initial Term Loan +	LIBOR + 3.250%	570,688	5.808	10/30/2024	568,191
Moda Ingleside Energy Center, LLC, Initial Term Loan +	LIBOR + 3.250%	95,000	5.777	9/28/2025	95,871
MRC Global Inc., 2018 Refinancing Term Loan +	LIBOR + 3.000%	397,000	5.558	9/20/2024	397,992
Ocean Rig UDW, Inc., Loan +	LIBOR+ 8.000%	28,380	8.000	9/20/2024	29,869
Paragon Offshore Finance Co., Term Loan +	LIBOR + 2.750%	1,153	5.250	7/16/2021	—
Seadrill Operating LP, Initial Term Loan +	LIBOR + 6.000%	1,142,417	8.398	2/20/2021	1,063,082
Terraform Power Operating LLC, Specified Refinancing Term Loan +	LIBOR + 2.000%	605,425	4.558	11/8/2022	607,129
Traverse Midstream Partners LLC, Advance +	LIBOR + 4.000%	655,000	6.398	9/28/2024	660,220
Ultra Resources, Inc., Loan +	LIBOR + 3.000%	665,000	5.487	4/12/2024	625,336
Weatherford International Ltd., Loan +	LIBOR + 1.425%	701,129	3.952	7/12/2020	685,354
					7,107,606
FINANCIAL - 5.7%
Asurion LLC, Amendment No. 14 Replacement B-4 Term Loan +	LIBOR + 3.000%	624,695	5.558	8/4/2022	626,535
Asurion LLC, Replacement B-6 Term Loan +	LIBOR + 3.000%	325,614	5.558	11/4/2023	326,361
Asurion LLC, New B-7 Term Loan +	LIBOR + 3.000%	389,025	5.558	11/4/2024	390,033
Asurion LLC, Second Lien Replacement B-2 Term Loan +	LIBOR + 6.500%	787,456	9.059	8/4/2025	809,603
BlackHawk Network Holdings, Inc., Term Loan (First Lien) +	LIBOR + 3.000%	573,563	5.398	6/16/2025	575,447
Capital Automotive LP, Initial Tranche B-2 Term Loan (First Lien) +	LIBOR + 2.500%	627,174	5.058	3/24/2024	628,115
Capital Automotive LP, Initial Tranche B Term Loan (Second Lien) +	LIBOR + 6.000%	367,573	8.559	3/24/2025	374,464
Communications Sales & Leasing, Inc., Shortfall Term Loan +	LIBOR + 3.000%	578,011	5.558	10/24/2022	548,099
Ditech Holding Corporation, Tranche B Term Loan +	LIBOR + 6.000%	1,133,876	8.559	6/30/2022	1,057,339
Finco I LLC, 2018 Replacement Loan +	LIBOR + 2.000%	325,247	4.558	12/28/2022	325,501
Franklin Square Holdings LP, Initial Term Loan +	LIBOR + 2.500%	195,000	4.908	7/31/2025	195,975
Genworth Holdings, Inc., Initial Loan +	LIBOR + 4.500%	104,475	6.949	3/8/2023	106,826
Istar Inc., Loan +	LIBOR + 2.750%	855,246	5.193	6/28/2023	856,850
Lightstone Holdco LLC, Refinancing Term B Loan +	LIBOR + 3.750%	146,351	6.308	1/30/2024	144,600
Lightstone Holdco LLC, Refinancing Term C Loan +	LIBOR + 3.750%	7,860	6.308	1/30/2024	7,766
MGM Growth Properties Operating Partnership LP, Term B Loan +	LIBOR + 2.000%	367,575	4.558	3/20/2025	366,919
Realogy Group LLC, Extended 2025 Term Loan +	LIBOR + 2.250%	446,479	4.699	2/8/2025	445,852
Sedgwick Claims Management Services, Inc., Initial Term Loan (First Lien) +	LIBOR + 2.750%	1,283,310	5.308	2/28/2021	1,284,619
Sedgwick Claims Management Services, Inc., Initial Loan (Second Lien) +	LIBOR + 5.750%	620,000	8.254	2/28/2022	621,745
TKC Holdings, Inc., Initial Term Loan (First Lien) +	LIBOR + 3.750%	630,548	6.308	1/31/2023	631,787
UFC Holdings LLC, Term Loan (First Lien) +	LIBOR + 3.250%	595,853	5.808	8/18/2023	600,075
					10,924,511

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
BANK LOANS - 91.6% (Continued)
INDUSTRIALS - 13.5%
Accudyne Industries Borrower, Initial Term Loan +	LIBOR + 3.000%	$375,645	5.558	8/18/2024	$374,750
Accuride Corporation +	LIBOR + 5.250%	439,143	5.808	2/1/2025	440,516
Anchor Glass Container Corp., July 2017 Additional Term Loan (First Lien) +	LIBOR + 2.750%	430,253	5.180	12/8/2023	384,754
Anchor Glass Container Corp., Term Loan (Second Lien) +	LIBOR + 7.750%	244,000	10.200	12/8/2024	164,496
Berlin Packaging LLC, Initial Term Loan (First Lien) +	LIBOR + 3.000%	593,513	5.420	11/8/2025	593,634
Berry Global, Inc., Term S Loan +	LIBOR + 1.750%	226,743	4.175	2/8/2020	226,695
Berry Global, Inc., Term T Loan +	LIBOR + 1.750%	417,785	4.175	1/6/2021	417,446
Berry Global, Inc., Term Q Loan +	LIBOR + 2.000%	308,192	4.425	9/30/2022	308,559
Berry Global, Inc., Term R Loan +	LIBOR + 2.000%	524,030	4.425	1/20/2024	524,032
Brand Energy & Infrastructure Services, Inc., Initial Term Loan +	LIBOR + 4.250%	701,620	6.746	6/20/2024	705,668
Brookfield WEC Holdings, Inc., Initial Term Loan (First Lien) +	LIBOR + 3.750%	700,000	6.308	7/31/2025	705,299
Brookfield WEC Holdings, Inc., Initial Term Loan (Second Lien) +	LIBOR + 6.750%	280,000	9.309	8/4/2026	285,110
Bway Holding Co., Inc., Initial Term Loan +	LIBOR + 3.250%	483,875	5.675	4/4/2024	481,758
Ceva Logistics Finance BV, Facility B +	LIBOR + 3.750%	430,000	6.148	8/4/2025	431,346
Circor International, Inc., Initial Term Loan +	LIBOR + 3.500%	689,788	5.936	12/12/2024	690,360
CPG International LLC, New Term Loan +	LIBOR + 3.750%	1,274,636	6.148	5/4/2024	1,279,951
Deliver Buyer, Inc., Term Loan +	LIBOR + 5.000%	646,725	7.321	4/30/2024	649,959
Energizer Holdings, Inc., Term Loan B +	LIBOR + 2.250%	305,000	4.623	6/20/2025	305,859
Filtration Group, Inc., Initial Dollar Term Loan +	LIBOR + 3.000%	860,675	5.558	3/28/2025	865,361
Fluidra, S.A. +	LIBOR + 2.250%	548,625	4.808	7/2/2025	549,741
Gardner Denver, Inc., Tranche B-1 Dollar Term Loan +	LIBOR + 2.750%	1,105,291	5.308	7/30/2024	1,109,093
Gates Global LLC, Initial B-2 Dollar Term Loan +	LIBOR + 2.750%	626,445	5.308	3/31/2024	628,152
GFL Environmental, Inc., Effective Date Incremental Term Loan +	LIBOR + 2.750%	615,000	5.148	5/30/2025	606,544
Gopher Resource LLC, Initial Term Loan +	LIBOR + 3.250%	479,447	5.808	3/6/2025	481,544
Hillman Group, Inc., Initial Term Loan +	LIBOR + 4.000%	708,225	6.558	5/30/2025	696,893
Klockner Pentaplast Of America, Inc., Dollar Term Loan +	LIBOR + 4.250%	866,250	6.808	6/30/2022	836,581
Nn, Inc., 2017 Incremental Term Loan +	LIBOR + 3.250%	178,600	5.808	4/2/2021	178,488
Nn, Inc., Tranche B Term Loan +	LIBOR + 3.750%	214,577	6.308	10/20/2022	215,247
Paladin Brands Holding, Inc., Loan +	LIBOR + 5.500%	253,418	7.898	8/16/2022	254,368
Pro Mach Group, Inc., Initial Term Loan (First Lien) +	LIBOR + 3.000%	562,175	5.425	3/8/2025	561,261
Quikrete Holdings, Inc., Initial Loan (First Lien) +	LIBOR + 2.750%	786,538	5.308	11/16/2023	784,572
RBS Global, Inc., Refinancing Term Loan +	LIBOR + 2.000%	883,830	4.527	8/20/2024	886,318
Reynolds Group Holdings, Inc, Incremental U.S. Term Loan +	LIBOR + 2.750%	826,733	5.308	2/4/2023	828,324
Summit Materials, LLC, New Term Loan +	LIBOR + 2.000%	932,950	4.558	11/20/2024	929,890
Thermon Holding Corp., Term B Loan +	LIBOR + 3.750%	158,490	6.148	10/30/2024	159,679
Titan Acquisition, Ltd., Initial Term Loan +	LIBOR + 3.000%	1,014,900	5.558	3/28/2025	959,441
Transdigm, Inc., New Tranche F Term Loan (2018) +	LIBOR + 2.500%	1,097,620	5.058	6/8/2023	1,094,141
Transdigm, Inc., New Tranche G Term Loan +	LIBOR + 2.500%	741,643	5.058	8/22/2024	739,407
Transdigm, Inc., New Tranche E Term Loan (2018) +	LIBOR + 2.500%	635,336	5.058	5/30/2025	633,211
Tricorbraun Holdings, Inc., Closing Date Term Loan (First Lien) +	LIBOR + 3.750%	582,408	6.148	11/30/2023	585,457
Tricorbraun Holdings, Inc., Delayed Draw Term Loan (First Lien) +	LIBOR + 3.750%	58,685	6.063	11/30/2023	58,993
Trident TPI Holdings, Inc., Tranche B-1 Term Loan +	LIBOR + 3.250%	730,072	5.808	10/16/2024	727,152
Tunnel Hill Partners, LP, Cov-Lite TLB +	LIBOR + 3.500%	405,000	5.898	9/30/2025	407,025
Us Farathane LLC, Term B-4 Loan +	LIBOR + 3.500%	386,895	5.898	12/24/2021	386,412
Wrangler Buyer Corp., Initial Term Loan +	LIBOR + 2.750%	804,037	5.308	9/27/2024	805,975
					25,939,462
TECHNOLOGY - 8.9%
Applied Systems, Inc., Initial Term Loan (First Lien) +	LIBOR + 3.000%	628,650	5.398	9/20/2024	635,625
Applied Systems, Inc., Initial Term Loan (Second Lien) +	LIBOR + 7.000%	105,000	9.398	9/20/2025	107,100
Blackboard Inc., Term B-4 Loan (First Lien) +	LIBOR + 5.000%	590,258	7.469	6/30/2021	565,110
Boxer Parent Company, Inc., Initial Dollar Term Loan +	LIBOR + 4.250%	1,440,000	6.657	10/2/2025	1,446,754
Dell International LLC, Refinancing Term B Loan +	LIBOR + 2.000%	1,460,628	4.558	9/8/2023	1,460,760
Everi Payments, Inc., Term B Loan +	LIBOR + 3.000%	390,063	5.558	5/8/2024	391,892
First Data Corporation, 2022D New Dollar Term Loan +	LIBOR + 2.000%	1,210,476	4.508	7/8/2022	1,207,831
First Data Corporation, 2024A New Dollar Term Loan +	LIBOR + 2.000%	1,051,807	4.508	4/26/2024	1,047,316
Infor, Inc., Tranche B-6 Term Loan +	LIBOR + 2.750%	746,484	5.148	1/31/2022	744,711

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
BANK LOANS - 91.6% (Continued)
TECHNOLOGY - 8.9% (Continued)
Intralinks, Inc., Initial Term Loan (First Lien) +	LIBOR + 4.000%	$496,954	6.558	11/14/2024	$498,551
Iqvia, Inc., Term B-1 Dollar Loan +	LIBOR + 2.000%	144,019	4.398	3/8/2024	144,514
Iqvia, Inc., Incremental Term B-2 Dollar Loan +	LIBOR + 2.000%	74,250	4.398	1/16/2025	74,412
Iqvia, Inc., Term B-3 Dollar Loan +	LIBOR + 1.750%	748,125	4.148	6/12/2025	747,190
Kronos, Inc., Incremental Term Loan (First Lien) +	LIBOR + 3.000%	1,376,098	5.348	10/31/2023	1,380,075
Kronos, Inc., Initial Term Loan (Second Lien) +	LIBOR + 8.250%	120,000	10.598	10/31/2024	122,150
Neustar, Inc., TLB4 (First Lien) +	LIBOR + 3.500%	232,650	6.058	8/8/2024	233,558
Neustar, Inc., TLB3 (First Lien) +	LIBOR + 2.500%	35,937	5.058	1/8/2020	36,022
Presidio Holdings, Inc., Term B Loan +	LIBOR + 2.750%	563,075	5.150	2/2/2024	564,015
Rackspace Hosting, Inc., Term B Loan (First Lien) +	LIBOR + 3.000%	672,488	5.343	11/4/2023	654,135
Science Applications International Corporation, Trance B +	LIBOR + 1.750%	220,000	4.237	11/1/2025	220,000
SS&C Technologies Holdings, Inc., Term B-3 Loan +	LIBOR + 2.250%	1,173,026	4.808	4/16/2025	1,168,521
SS&C Technologies Holdings, Inc., Term B-4 Loan +	LIBOR + 2.250%	454,664	4.808	4/16/2025	452,917
SS&C Technologies Holdings, Inc., Term B-5 Loan +	LIBOR + 2.250%	275,000	4.808	4/16/2025	273,896
Tempo Acquisition LLC., Initial Term Loan +	LIBOR + 3.000%	553,000	5.558	4/30/2024	554,106
Vertafore, inc., Initial Term Loan (First Lien) +	LIBOR + 3.250%	1,645,000	5.808	7/2/2025	1,641,916
Western Digital Corporation, U.S. Term B-4 Loan +	LIBOR + 1.750%	746,222	4.270	4/28/2023	742,957
					17,116,034
UTILITIES - 1.9%
Aplp Holdings LP, Term Loan +	LIBOR + 3.000%	298,786	5.349	4/12/2023	299,757
Calpine Construction Finance Co. LP, Term B Loan +	LIBOR + 2.500%	718,730	5.058	1/16/2025	718,734
NRG Energy, Inc., Term Loan +	LIBOR + 1.750%	945,567	4.148	6/30/2023	943,255
Talen Energy Supply LLC, Term B-1 Loan +	LIBOR + 4.000%	196,508	6.558	7/16/2023	197,275
Talen Energy Supply LLC, Initial Term Loan +	LIBOR + 4.000%	328,635	6.558	4/16/2024	329,918
Texas Competitive Electric Holdings Co. LLC Escrow Bonds		635,000	—	10/1/2020	444
Vistra Operations Co. LLC, Initial Term Loan +	LIBOR + 2.000%	228,582	4.558	8/4/2023	228,343
Vistra Operations Co. LLC, 2018 Incremental Term Loan +	LIBOR + 2.000%	872,813	4.479	1/1/2026	871,224
					3,588,950
TOTAL BANK LOANS (Cost - $177,552,276)					176,264,173

BONDS & NOTES - 3.5%
CHEMICALS - 0.1%
Hexion, Inc.		105,000	6.625	4/15/2020	93,187
NOVA Chemicals Corp. - 144A		65,000	4.875	6/1/2024	59,962
NOVA Chemicals Corp. - 144A		40,000	5.000	5/1/2025	36,700
					189,849
COMPUTERS - 0.3%
Exela Intermediate LLC - 144A		520,000	10.000		543,244

DIVERSIFIED FINANCIAL SERVICES - 0.1%
Springleaf Finance Corp.		250,000	6.125	5/15/2022	252,500

FOOD - 0.1%
Dole Food Co., Inc. - 144A		175,000	7.250	6/15/2025	168,875

HEALTHCARE-SERVICES - 0.4%
Eagle Holding Co II LLC - 144A		175,000	7.625	5/15/2022	176,312
Surgery Center Holdings, Inc. - 144A		130,000	8.875	4/15/2021	134,225
Tenet Healthcare Corp. ^		405,000	4.625	7/15/2024	391,372
					701,909
HOME BUILDERS - 0.3%
Lennar Corp.		420,000	2.950	11/29/2020	409,500
TRI Pointe Group, Inc.		70,000	4.375	6/15/2019	70,262
TRI Pointe Group, Inc.		130,000	4.875	7/1/2021	129,025
					608,787

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2018

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 3.5% (Continued)
LODGING - 0.1%
Hilton Domestic Operating Co., Inc. - 144A	$295,000	5.125	5/1/2026	$289,100

MEDIA - 0.3%
CCO Holdings LLC - 144A	180,000	4.000	3/1/2023	171,900
Comcast Corp.	108,000	2.848	10/1/2021	108,085
Dish DBS Corp. ^	175,000	5.875	7/15/2022	166,031
iHeartCommunications, Inc.	95,000	9.000	12/15/2019	68,875
				514,891
OIL & GAS - 0.5%
Alta Mesa Holdings LP	135,000	7.875	12/15/2024	121,500
Carrizo Oil & Gas, Inc.	140,000	6.250	4/15/2023	138,250
Chesapeake Energy Corp.	170,000	6.625	8/15/2020	175,950
Denbury Resources, Inc. - 144A	185,000	7.500	2/15/2024	181,762
Denbury Resources, Inc. - 144A	60,000	9.250	3/31/2022	62,775
EP Energy LLC / Everest Acquisition Finance, Inc. - 144A	160,000	8.000	11/29/2024	155,200
Range Resources Corp.	125,000	5.000	3/15/2023	121,250
				956,687
OIL & GAS SERVICES - 0.1%
Bristow Group, Inc. - 144A ^	200,000	8.750	3/1/2023	189,000

PACKAGING & CONTAINERS - 0.2%
Ardagh Packaging Finance PLC - 144A	235,000	6.000	2/15/2025	220,900
BWAY Holding Co. - 144A	265,000	5.500	4/15/2024	255,063
				475,963
PHARMACEUTICALS - 0.2%
Bausch Health Cos, Inc. - 144A	445,000	5.500	11/1/2025	437,769

PIPELINES - 0.1%
Energy Transfer Equity LP	190,000	4.250	3/15/2023	188,575

PRIVATE EQUITY - 0.2%
Icahn Enterprises LP	310,000	6.250	2/1/2022	313,739

REAL ESTATE INVESTMENT TRUSTS - 0.2%
IStar Financial, Inc.	60,000	6.000	4/1/2022	60,150
IStar Financial, Inc.	335,000	5.250	9/15/2022	324,950
				385,100
RETAIL - 0.1%
Cumberland Farms, Inc. - 144A	125,000	6.750	5/1/2025	128,750

SOFTWARE - 0.2%
First Data Corp. - 144A	190,000	5.375	8/15/2023	192,138
First Data Corp. - 144A	90,000	5.000	1/15/2024	89,213
First Data Corp. - 144A	25,000	5.750	1/15/2024	25,250
				306,601
TELECOMMUNICATIONS - 0.0%
Frontier Communications Corp.	90,000	8.500	4/15/2020	90,675

TOTAL BONDS & NOTES (Cost - $6,945,438)				6,742,014

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2018

Security	Shares				Value
RIGHTS - 0.0%
TRA Rights	10,588				$8,555
TOTAL RIGHTS (Cost - $17,470)

	Principal	Interest		Maturity
	Amount	Rate %		Date
U.S. GOVERNMENT - 0.5%
Treasury Bill	$1,000,000	2.310	+	3/14/2019	991,479
TOTAL U.S. GOVERNMENT (Cost - $991,595)

	Shares
SHORT-TERM INVESTMENT - 4.1%
MONEY MARKET FUND - 4.1%
Fidelity Investments Money Market Fund - Class I	7,927,289	1.580	+		7,927,289
TOTAL SHORT-TERM INVESTMENT - (Cost - $7,927,289)

COLLATERAL FOR SECURITIES LOANED - 1.5%
Mount Vernon Prime Portfolio # (Cost - $2,835,975)	2,835,975	2.390	+		2,835,975

TOTAL INVESTMENTS - 101.2% (Cost - $196,270,043)					194,769,485
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%					(2,392,377)
NET ASSETS - 100.0%					$192,377,108

LP - Limited Partnership.

LLC - Limited Liability Company.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2018 the total market value of 144A securities is $3,518,138 or 1.83% of net assets.

*	Non-Income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $2,757,563 at October 31, 2018. Securities loaned with a value of $2,001,870 have been sold and are pending settlement.

+	Variable rate security. Interest rate is as of October 31, 2018

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Bank Loans	90.5%	Oil & Gas	0.5%
Short-Term Investment	4.1%	Healthcare-Services	0.3%
Other **	2.1%	Computers	0.3%
Collateral for Securities Loaned	1.4%	Media	0.3%
U.S. Government	0.5%	Total	100.0%

*	Based on total value of investments as of October 31, 2018

**	Groupings less than 0.20% of holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Corporate/Government Bond Fund (Unaudited)

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Investment-grade bonds, as measured by the Bloomberg Barclays Aggregate Bond Index, fell 2.1 percent in the fiscal year ended October 31, 2018, after increasing 0.9 percent over the previous fiscal year. Treasuries in the middle of the yield curve, as measured by the ICE BofA ML Treasuries 5-7 Years Index, fell 2.0 percent, while long-term Treasuries, as measured by the ICE BofA ML Treasuries 10+ Years Index, tumbled 6.2 percent over the same twelve months. Corporate bonds, as measured by the ICE BofA ML U.S. Corporate Bond Master Index, underperformed intermediate-term Treasury bonds, falling 2.8 percent over the fiscal year. High-yield bonds, as measured by the ICE BofA ML High-Yield Bond Cash Pay Index, also had a disappointing performance increasing just 0.8 percent.

The Fund continued to balance risk versus reward by choosing to emphasize lower duration bonds and overweighting lower credit quality securities, which benefitted the Fund for a fifth consecutive fiscal year. The average effective duration of the Fund was 5.29 years, while the benchmark index had an average duration of 5.99 years. While the lower duration exposure did not adversely affect performance during the most recent fiscal period, the overweight to lower credit quality securities versus the benchmark contributed to the Fund’s performance. Treasury yields fluctuated within a 76 basis point range over the fiscal period. The 10-year Treasury yield went from its lowest point of 2.31 percent early in the first fiscal quarter to its highest point of 3.23 late in the fiscal year, before settling at 3.14 percent. The overweight to securitized products contributed positively to Fund performance over the fiscal period. The Sub-Adviser’s overweight to the securitized products was slightly more than the previous fiscal year’s overweight, combining for over 20 percent of the Fund. The index had significantly less exposure to these products. The overweight to corporate investment-grade securities was increased slightly over the fiscal period, equaling roughly 34 percent of the Fund’s assets, and more than 8 percent greater than the index’s allocation to that sector.

Contributors over the fiscal year ended October 31, 2018, included the Safeway Inc. 7.25% 2/1/2031 (786514BA6) (holding weight*: 0.17 percent). Safeway bonds have benefited from positive underlying momentum in Albertson’s grocery business. Same store sales have been positive for three straight quarters and EBITDA growth has accelerated year-to-date. The failure of the proposed Rite Aid (RAD) (not held) Acquisition in August eliminated a significant amount of secured acquisition financing that would have further layered the unsecured Safeway bonds which lack guarantees from the other operating entities. After reporting a solid quarter in October and hinting at plans to pay down a substantial amount of debt, Albertsons announced the repayment of $1billion of secured term debt with cash on hand and a temporary revolver draw, which should be paid off as working capital releases through the holiday selling season. The debt pay down reinforced management’s commitment to delever ahead of another potential attempt at an IPO, which would be credit positive for the Safeway bonds. Another positive contributor to Fund performance was the Gateway Casinos & Entertainment Ltd. 8.25% 03/1/2024 (36760BAE9) (holding weight*: 0.10 percent). This holding reacted positively to a solid earnings report as well as a potential IPO.

Detractors over the fiscal year included two positions that came from emerging market countries. Turkey and Argentina drove a good amount of the overall emerging market sentiment over the past year. The weakening global macro backdrop (excluding the U.S.), caused most major equity markets to decline. Emerging market equities were down more. This in turn produced spread widening. In tandem, the U.S. dollar strengthened. Both tend to hurt emerging market countries as they raise the cost of servicing U.S. dollar denominated debt. The impact was most severe for emerging market countries with large global financing needs. This includes Argentina and Turkey. Turkiye Vakiflar Bankast 5.625% 05/30/2022 (90015WAF0) (holding weight**: 0.28 percent), a government owned Turkish bank traded down in tandem with Turkey. This position fell over 21 percent prior to being sold. The Argentine Republic Government International Bond 6.8975% 01/26/2027 (040114HL7) (holding weight**: 0.10 percent) also traded lower as Argentina reached a point where it had to seek IMF assistance. Over the fiscal year, the Argentine Republic Government International Bond 6.8975% 01/26/2027 declined 24.1 percent before being eliminated from the Fund in late August.

The Sub-Adviser is optimistic for the remainder of 2018 and 2019. It believes that fundamentals within corporate credit are still in good shape and are constructive on economic growth. The Sub-Adviser also believes that housing and consumer fundamentals are still in good shape and feels good about mortgage credit and the Fund’s exposure to asset-backed securities. It believes that the key risks moving forward are U.S. and China trade relations, inflation and consumer sentiment, and valuations as fiscal stimulus abates. They closely monitor economic data as it will drive the Fed’s interest rate decision. It is also important to stay diversified and granular, keeping small positions and maintaining liquidity. The Sub-Adviser believes that the prospect of continued volatility in the bond market will present opportunities and feels that the Fund is well positioned to take advantage of those opportunities as they arise.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

		Annualized	Annualized	Annualized Since Inception
	One Year	Five Years	Ten Years	(12/10/04)
Class N	(2.93)%	1.37%	4.25%	3.53%
Class C	(3.67)%	0.61%	3.47%	2.76%
Class A with load of 4.50%	(7.53)%	0.20%	3.50%	2.88%*
Class A without load	(3.17)%	1.12%	3.98%	3.29%*
Barclays Aggregate Bond Index	(2.05)%	1.83%	3.94%	3.68%
Morningstar Intermediate-Term Bond Category	(1.91)%	1.77%	4.52%	3.34%

*	Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed- rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.36% for Class N, 2.11% for Class C and 1.61% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund
October 31, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 63.3%
AEROSPACE / DEFENSE - 0.1%
TransDigm, Inc.		$50,000	6.375		6/15/2026	$49,125

AGRICULTURE - 0.2%
Bunge Ltd Finance Corp.		110,000	4.350		3/15/2024	108,082

AUTO PARTS & EQUIPMENT - 0.6%
Lear Corp.		195,000	3.800		9/15/2027	177,368
Tenneco, Inc.		115,000	5.000		7/15/2026	96,025
						273,393
AUTOMOBILE ABS - 7.1%
American Credit Acceptance Receivables Trust 2017-2 - 144A		135,000	2.860		6/12/2023	134,485
American Credit Acceptance Receivables Trust 2018-3 - 144A		165,000	3.750		10/15/2024	164,707
Avid Automobile Receivables Trust 2018-1 - 144A		167,757	2.840		8/15/2023	166,365
Avis Budget Rental Car Funding AESOP LLC - 144A		76,667	2.970		2/20/2020	76,676
California Republic Auto Receivables Trust 2014-3		2,944	1.790		3/16/2020	2,942
Capital Auto Receivables Asset Trust 2017-1 - 144A		160,000	2.700		9/20/2022	156,870
Carnow Auto Receivables Trust - 144A		64,133	2.920		9/15/2022	63,816
Centre Point Funding LLC - 144A		91,776	2.610		8/20/2020	90,737
CPS Auto Receivables Trust 2017-D - 144A		100,000	2.430		1/18/2022	98,988
Drive Auto Receivables Trust 2015-D - 144A		37,643	3.380		11/15/2021	37,679
Drive Auto Receivables Trust 2017-3		135,000	2.800		7/15/2022	134,579
Drive Auto Receivables Trust 2017-A - 144A		160,000	2.980		1/18/2022	159,786
DT Auto Owner Trust 2017-3 - 144A		160,000	3.010		5/15/2023	159,525
Exeter Automobile Receivables Trust 2017-2 - 144A		160,000	2.820		5/16/2022	158,995
Exeter Automobile Receivables Trust 2018-1 - 144A		170,000	3.030		1/17/2023	168,583
First Investors Auto Owner Trust 2017-2 - 144A		135,000	2.650		11/15/2022	133,110
Flagship Credit Auto Trust 2016-1 - 144A		18,997	2.770		12/15/2020	18,991
Flagship Credit Auto Trust 2017-3 - 144A		160,000	2.910		9/15/2023	157,148
GLS Auto Receivables Trust - 144A		160,000	2.980		12/15/2021	159,105
Hertz Vehicle Financing II LP - 144A		135,000	2.670		9/25/2021	132,494
Hyundai Auto Lease Securitization Trust 2018-A - 144A		166,520	2.550		8/17/2020	166,139
Hyundai Auto Receivables Trust 2017-B		160,000	2.230		2/15/2023	155,287
OneMain Direct Auto Receivables Trust 2017-2 - 144A		135,000	2.820		7/15/2024	132,801
Prestige Auto Receivables Trust 2017-1 - 144A		160,000	2.810		1/17/2023	156,687
Santander Drive Auto Receivables Trust 2014-4		130,265	3.100		11/16/2020	130,403
Santander Drive Auto Receivables Trust 2016-1		120,000	3.090		4/15/2022	120,073
Santander Drive Auto Receivables Trust 2017-1		115,000	2.580		5/16/2022	114,213
Tesla Auto Lease Trust 2018-A - 144A		167,632	2.320		12/20/2019	167,058
						3,518,242
BANKS - 9.6%
Banco de Credito e Inversiones SA - 144A		370,000	3.500		10/12/2027	330,919
Banco Santander Chile - 144A		150,000	3.875		9/20/2022	149,235
Bank of America Corp.		291,000	4.200		8/26/2024	288,914
Bank of Montreal ^	5 Year Swap Rate US + 1.432%	234,000	3.803	+	12/15/2032	214,770
Bank of New York Mellon Corp.	3 Month LIBOR + 3.420%	135,000	4.950	+	12/29/2049	136,012
BBVA Bancomer SA/Texas - 144A	5 Year Treasury Note + 2.650%	200,000	5.125	+	1/18/2033	177,202
Capital One Financial Corp.		165,000	4.200		10/29/2025	159,465
Capital One Financial Corp.		165,000	3.750		7/28/2026	151,595
Citigroup Inc		41,215	2.350		8/2/2021	39,864
Citigroup Inc		160,000	4.050		7/30/2022	160,823
Citigroup Inc		52,000	3.200		10/21/2026	47,784
Goldman Sachs Group, Inc.		200,000	4.250		10/21/2025	194,804
Huntington Bancshares, Inc. ^	3 Month LIBOR + 2.880%	100,000	5.700	+	7/15/2166	98,187
JPMorgan Chase & Co.	3 Month LIBOR + 3.800%	205,000	5.300	+	12/29/2049	208,587
KeyCorp	3 Month LIBOR + 3.606%	115,000	5.000	+	12/29/2049	109,609
M&T Bank Corp	3 Month LIBOR + 3.520%	170,000	5.125	+	12/29/2049	167,025
Morgan Stanley		275,000	6.375		7/24/2042	333,486
PNC Financial Services Group, Inc.	3 Month LIBOR + 3.040%	310,000	4.850	+	5/29/2049	299,925
PNC Financial Services Group, Inc. ^	3 Month LIBOR + 3.300%	170,000	5.000	+	12/29/2049	164,815
Santander Holdings USA, Inc.		165,000	3.700		3/28/2022	162,312

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 63.3% (Continued)
BANKS - 9.6% (Continued)
Santander Holdings USA, Inc.		$65,000	4.400		7/13/2027	$60,771
Toronto-Dominion Bank	5 Year Swap Rate US + 2.205%	195,000	3.625	+	9/15/2031	181,724
UBS AG/Stamford CT		650,000	7.625		8/17/2022	713,375
Wells Fargo & Co.	3 Month LIBOR + 3.110%	165,000	5.900	+	12/15/2165	166,444
						4,717,647
BUILDING MATERIALS - 1.2%
CRH America Finance, Inc. - 144A		200,000	3.400		5/9/2027	185,241
Masco Corp. ^		30,000	4.450		4/1/2025	29,920
Masco Corp.		56,000	5.950		3/15/2022	59,589
Owens Corning		165,000	3.400		8/15/2026	149,706
Vulcan Materials Co.		165,000	3.900		4/1/2027	154,318
						578,774
CHEMICALS - 0.7%
NOVA Chemicals Corp. - 144A		55,000	4.875		6/1/2024	50,737
NOVA Chemicals Corp. - 144A		100,000	5.000		5/1/2025	91,750
SABIC Capital II BV - 144A		200,000	4.500		10/10/2028	196,380
						338,867
COMMERCIAL MBS - 3.3%
Aventura Mall Trust 2013-AVM - 144A		155,000	3.743	++	12/5/2032	156,815
Aventura Mall Trust 2013-AVM - 144A		100,000	3.867	++	12/5/2032	100,990
BAMLL Commercial Mortgage Securities Trust 2015-200P - 144A		105,000	3.218		4/14/2033	101,446
Caesars Palace Las Vegas Trust 2017-VICI - 144A		100,000	4.138		10/15/2034	99,942
Cold Storage Trust 2017-ICE3 - 144A	1 Month LIBOR + 1.000%	260,000	3.279	+	4/15/2024	260,439
GAHR Commercial Mortgage Trust 2015-NRF - 144A		105,000	3.382	+	12/15/2019	104,544
GS Mortgage Securities Corp Trust 2012-ALOHA - 144A		132,000	3.551		4/10/2022	132,081
Hilton USA Trust 2016-SFP - 144A		185,000	3.323		11/5/2035	179,595
Hospitality Mortgage Trust - 144A	1 Month LIBOR + 4.000%	100,000	3.461	+	5/8/2019	100,055
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 - 144A		97,467	4.388		5/15/2021	99,325
Morgan Stanley Capital I Trust 2017-CLS - 144A	1 Month LIBOR + 0.700%	85,000	2.980	+	11/15/2034	84,969
One Market Plaza Trust 2017-1MKT - 144A		105,000	3.614		2/10/2024	104,440
RETL 2018-RVP - 144A	1 Month LIBOR + 2.050%	113,280	4.330	+	3/15/2033	113,505
						1,638,146
COMMERCIAL SERVICES - 0.7%
Ashtead Capital, Inc. - 144A		200,000	4.375		8/15/2027	184,440
Graham Holdings Co. - 144A		120,000	5.750		6/1/2026	121,200
United Rentals North America, Inc.		20,000	6.500		12/15/2026	20,270
						325,910
COMPUTERS - 0.7%
Dell International LLC / EMC Corp - 144A		155,000	6.020		6/15/2026	160,857
Dell International LLC / EMC Corp - 144A		65,000	8.100		7/15/2036	73,542
Hewlett Packard Enterprise Co.		100,000	4.900		10/15/2025	101,841
						336,240
DIVERSIFIED FINANCIAL SERVICES - 2.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust		150,000	3.650		7/21/2027	134,830
BrightSphere Investment Group PLC		165,000	4.800		7/27/2026	159,016
Brookfield Finance LLC		174,000	4.000		4/1/2024	172,794
E*TRADE Financial Corp.		175,000	4.500		6/20/2028	172,317
Jefferies Group LLC		130,000	5.500		10/18/2023	134,583
Jefferies Group LLC		14,000	6.875		4/15/2021	14,960
Navient Corp.		135,000	6.750		6/25/2025	131,962
Springleaf Finance Corp.		90,000	6.875		3/15/2025	86,400
Synchrony Financial		135,000	3.950		12/1/2027	119,237
						1,126,099
ELECTRIC - 0.9%
Duke Energy Corp.		170,000	2.650		9/1/2026	152,355
Exelon Corp.		230,000	3.497		6/1/2022	224,493
PSEG Power LLC		47,000	3.850		6/1/2023	46,712
						423,560
ENERGY - ALTERNATE RESOURCES - 0.2%
TerraForm Power Operating LLC - 144A		90,000	5.000		1/31/2028	80,775

ENGINEERING & CONSTRUCTION - 0.1%
Frontdoor, Inc. - 144A		70,000	6.750		8/15/2026	71,575

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 63.3% (Continued)
ENTERTAINMENT - 0.2%
Eldorado Resorts, Inc. - 144A		$35,000	6.000		9/15/2026	$34,367
Gateway Casinos & Entertainment Ltd. - 144A		45,000	8.250		3/1/2024	47,363
						81,730
FOOD - 0.5%
Kraft Heinz Foods Co.		165,000	3.000		6/1/2026	147,498
Safeway, Inc.		85,000	7.250		2/1/2031	84,363
						231,861
HEALTHCARE PRODUCTS - 0.8%
Becton Dickinson and Co.		33,000	3.363		6/6/2024	31,572
Becton Dickinson and Co.		120,000	3.700		6/6/2027	112,884
Fresenius US Finance II, Inc. - 144A		25,000	4.500		1/15/2023	25,265
Zimmer Biomet Holdings, Inc. ^		230,000	3.550		4/1/2025	217,249
						386,970
HEALTHCARE - SERVICES - 1.7%
Anthem, Inc.		35,000	3.650		12/1/2027	32,779
Anthem, Inc.		175,000	4.101		3/1/2028	169,505
Cardinal Health, Inc.		140,000	3.410		6/15/2027	127,087
Centene Corp. - 144A		25,000	5.375		6/1/2026	25,438
Halfmoon Parent, Inc. - 144A		5,000	4.125		11/15/2025	4,949
Halfmoon Parent, Inc. - 144A		138,000	4.375		10/15/2028	135,239
HCA,.Inc		120,000	5.375		2/1/2025	121,050
Surgery Center Holdings, Inc. - 144A		95,000	8.875		4/15/2021	98,088
Tenet Healthcare Corp. ^		135,000	4.625		7/15/2024	130,457
						844,592
HOME BUILDERS - 0.9%
Lennar Corp.		135,000	5.250		6/1/2026	129,439
PulteGroup, Inc.		125,000	6.375		5/15/2033	116,563
TRI Pointe Group, Inc.		85,000	5.875		6/15/2024	79,688
William Lyon Homes, Inc.		135,000	6.000		9/1/2023	123,863
						449,553
HOME EQUITY ABS - 0.4%
GSAA Trust 2005-1 AF4 (a)		108,909	5.619		11/25/2034	109,906
NovaStar Mortgage Funding Trust Series 2004-4	1 Month LIBOR + 1.725%	100,677	4.006	+	3/25/2035	102,117
						212,023
INSURANCE - 1.7%
Allstate Corp.	3 Month LIBOR + 2.938%	150,000	5.750	+	8/15/2053	151,890
Athene Holding Ltd.		135,000	4.125		1/12/2028	124,037
MetLife, Inc.	3 Month LIBOR + 2.959%	76,000	5.875	+	Perpetual	75,905
Prudential Financial, Inc.	3 Month LIBOR + 3.920%	300,000	5.625	+	6/15/2043	305,655
Teachers Insurance & Annuity Association of America - 144A	3 Month LIBOR + 2.661%	110,000	4.375	+	9/15/2054	109,729
Trinity Acquisition PLC		60,000	4.400		3/15/2026	59,374
						826,590
INVESTMENT COMPANIES - 0.7%
Ares Capital Corp.		80,000	3.500		2/10/2023	76,343
Ares Capital Corp.		105,000	4.250		3/1/2025	99,969
FS Investment Corp.		110,000	4.250		1/15/2020	110,369
FS Investment Corp.		50,000	4.750		5/15/2022	49,662
						336,343
IRON/STEEL - 0.9%
ArcelorMittal ^		170,000	6.125		6/1/2025	182,147
GTL Trade Finance, Inc. / Gerdau Holdings, Inc. - 144A		150,000	5.893		4/29/2024	153,750
United States Steel Corp.		135,000	6.250		3/15/2026	127,575
						463,472
LODGING - 0.2%
Marriott Ownership Resorts, Inc. - 144A		55,000	6.500		9/15/2026	55,688
Wyndham Worldwide Corp.		45,000	4.500		4/1/2027	41,906
						97,594
MACHINERY- DIVERSIFIED - 0.6%
Oshkosh Corp.		183,000	4.600		5/15/2028	179,475
CNH Industrial NV		137,000	4.500		8/15/2023	138,370
						317,845

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 63.3% (Continued)
MEDIA - 1.0%
Comcast Corp.		$71,000	3.950		10/15/2025	$70,947
Comcast Corp.		34,000	4.150		10/15/2028	33,762
Discovery Communications LLC ^		160,000	3.950		3/20/2028	149,243
DISH DBS Corp.		110,000	5.875		7/15/2022	104,363
Meredith Corp. - 144A		115,000	6.875		2/1/2026	115,288
						473,603
MINING - 1.1%
Anglo American Capital PLC - 144A		200,000	4.000		9/11/2027	182,427
BHP Billiton Finance USA Ltd - 144A	5 Year Swap Rate USD + 5.093%	200,000	6.750	+	10/19/2075	217,000
Glencore Funding LLC - 144A		165,000	4.000		3/27/2027	151,988
						551,415
MISCELLANEOUS MANUFACTURING - 0.6%
General Electric Co.	3 Month LIBOR + 3.330%	321,000	5.000	+	Perpetual	297,728

OFFICE / BUSINESS EQUIPMENT - 0.3%
Pitney Bowes, Inc.		159,000	4.125		5/15/2022	145,088

OIL & GAS - 1.2%
EP Energy LLC / Everest Acquisition Finance, Inc. - 144A		65,000	8.000		11/29/2024	63,050
Helmerich & Payne International Drilling Co.		100,000	4.650		3/15/2025	101,353
Holly Frontier Corp.		165,000	5.875		4/1/2026	172,600
Jagged Peak Energy LLC - 144A		105,000	5.875		5/1/2026	102,638
Range Resources Corp.		135,000	4.875		5/15/2025	125,550
Transocean Guardian Ltd. - 144A		40,000	5.875		1/15/2024	39,750
						604,941
OIL & GAS SERVICES - 0.3%
Bristow Group, Inc. - 144A ^		50,000	8.750		3/1/2023	47,250
USA Compression Partners LP / USA Compression Finance Corp. - 144A		105,000	6.875		4/1/2026	106,444
						153,694
OTHER ABS - 6.2%
American Homes 4 Rent 2014-SFR2 Trust - 144A		130,000	4.705		10/17/2036	132,613
American Homes 4 Rent 2015-SFR2 Trust - 144A		120,000	4.691		10/17/2045	122,605
AXIS Equipment Finance Receivables VI LLC - 144A		140,000	3.890		7/20/2022	140,031
Bayview Opportunity Master Fund IVa Trust 2017-RT1 - 144A		87,118	3.000		3/28/2057	85,431
Bayview Opportunity Master Fund IVa Trust 2017-SPL5 -144A		100,000	4.000		6/28/2057	99,903
CoreVest American Finance 2018-1 Trust - 144A		114,157	3.804		5/15/2023	113,936
CWABS Asset-Backed Certificates Trust 2005-1 (a)		185,030	5.159		7/25/2035	190,347
Diamond Resorts Owner Trust - 144A		98,958	3.270		10/22/2029	97,889
MVW Owner Trust 2016-1 - 144A		75,720	2.250		12/20/2033	73,225
MVW Owner Trust 2017-1 - 144A		122,230	2.420		12/20/2034	118,143
Oak Hill Advisors Residential Loan Trust 2017-NPL2 - 144A (a)		190,279	3.000		7/25/2057	187,054
Pretium Mortgage Credit Partners I 2017-NPL2 LLC - 144A (a)		124,226	3.250		3/28/2057	123,666
Pretium Mortgage Credit Partners I 2017-NPL5 LLC - 144A		70,193	3.327		12/30/2032	69,870
RCO Mortgage LLC 2017-1 -144A (a)		92,729	3.375		8/25/2022	92,350
Sierra Timeshare 2014-2 Receivables Funding LLC - 144A		10,494	2.050		6/20/2031	10,483
Sofi Consumer Loan Program 2017-5 LLC - 144A		105,000	2.780		9/25/2026	103,192
Sofi Consumer Loan Program 2017-6 LLC - 144A		100,000	2.820		11/25/2026	98,407
Taco Bell Funding LLC - 144A		172,375	3.832		5/25/2046	172,514
TGIF Funding LLC 2017-1A - 144A		130,950	6.202		4/30/2047	130,236
Towd Point Mortgage Trust 2015-1 A2 - 144A		172,000	3.250		10/25/2053	169,637
Towd Point Mortgage Trust 2015-2 - 144A		190,000	3.250		11/25/2060	182,705
Towd Point Mortgage Trust 2015-6 - 144A		130,000	3.750		4/25/2055	128,151
Towd Point Mortgage Trust 2017-1 - 144A		115,000	3.750		10/25/2056	111,319
Towd Point Mortgage Trust 2018-4 - 144A		112,654	3.000		6/25/2058	109,462
Tricon American Homes 2017-SFR1 Trust - 144A		100,000	2.716		9/17/2022	95,615
VSE 2017-A VOI Mortgage LLC - 144A		99,161	2.330		3/20/2035	95,602
						3,054,386
PHARMACEUTICALS - 1.4%
AbbVie, Inc.		100,000	3.200		5/14/2026	91,673
AbbVie, Inc.		55,000	3.600		5/14/2025	52,609
Bausch Health Cos, Inc. - 144A		70,000	5.500		11/1/2025	68,863
Bausch Health Cos, Inc. - 144A		10,000	6.500		3/15/2022	10,375
Bausch Health Cos, Inc. - 144A		20,000	7.000		3/15/2024	20,994

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
CORPORATE BONDS & NOTES - 63.3% (Continued)
PHARMACEUTICALS - 1.4% (Continued)
Cardinal Health, Inc.		$105,000	3.079	6/15/2024	$98,653
CVS Health Corp.		154,000	4.300	3/25/2028	150,472
Elanco Animal Health, Inc. - 144A		30,000	4.900	8/28/2028	29,694
HLF Financing Sarl LLC - 144A		75,000	7.250	8/15/2026	76,031
Teva Pharmaceutical Finance Netherlands III BV ^		90,000	3.150	10/1/2026	73,472
					672,836
PIPELINES - 2.8%
Andeavor Logistics LP		135,000	4.250	12/1/2027	128,719
Cheniere Energy Partners LP - 144A		55,000	5.625	10/1/2026	54,313
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp		110,000	5.750	4/1/2025	110,275
Enbridge Energy Partners LP		165,000	5.875	10/15/2025	179,787
Energy Transfer Partners LP		165,000	4.200	4/15/2027	155,927
Kinder Morgan Inc/DE ^		160,000	4.300	6/1/2025	159,370
Kinder Morgan Inc/DE		45,000	7.750	1/15/2032	55,343
MPLX LP		135,000	4.875	12/1/2024	138,413
NuStar Logistics LP		145,000	5.625	4/28/2027	139,200
Sabine Pass Liquefaction LLC		100,000	6.250	3/15/2022	106,622
Sabine Pass Liquefaction LLC		30,000	4.200	3/15/2028	28,600
Valero Energy Partners LP ^		120,000	4.500	3/15/2028	118,458
					1,375,027
PRIVATE EQUITY - 0.5%
Apollo Management Holdings LP - 144A		135,000	4.000	5/30/2024	133,362
Icahn Enterprises LP / Icahn Enterprises Finance Corp.		135,000	6.375	12/15/2025	134,494
					267,856
REITS - 4.8%
Alexandria Real Estate Equities, Inc.		100,000	3.950	1/15/2027	95,873
Brixmor Operating Partnership LP		45,000	3.875	8/15/2022	44,785
Corporate Office Properties LP		196,000	3.600	5/15/2023	189,065
EPR Properties		220,000	4.750	12/15/2026	212,685
ESH Hospitality, Inc. -144A		100,000	5.250	5/1/2025	94,875
GLP Capital LP / GLP Financing II, Inc.		155,000	5.750	6/1/2028	157,228
Healthcare Realty Trust, Inc.		90,000	3.875	5/1/2025	86,768
Healthcare Trust of America Holdings LP		150,000	3.750	7/1/2027	140,166
Hospitality Properties Trust		165,000	4.950	2/15/2027	159,860
iStar, Inc.		110,000	5.250	9/15/2022	106,700
Kilroy Realty LP		165,000	4.375	10/1/2025	163,077
Life Storage LP		65,000	3.875	12/15/2027	60,471
Life Storage LP / CA		205,000	3.500	7/1/2026	188,808
MPT Operating Partnership LP / MPT Finance Corp		15,000	6.375	3/1/2024	15,600
MPT Operating Partnership LP / MPT Finance Corp		85,000	5.000	10/15/2027	80,087
Physicians Realty LP		140,000	3.950	1/15/2028	129,070
Retail Opportunity Investments Partnership LP		105,000	4.000	12/15/2024	98,411
Select Income REIT		170,000	4.500	2/1/2025	162,857
Welltower, Inc.		175,000	4.000	6/1/2025	170,914
					2,357,300
RETAIL - 0.7%
Dollar General Corp.		150,000	4.000	5/15/2025	144,326
QVC, Inc.		195,000	4.375	3/15/2023	191,685
					336,011
SOFTWARE - 0.9%
CDK Global, Inc.		105,000	5.875	6/15/2026	105,919
Citrix Systems, Inc.		165,000	4.500	12/1/2027	156,682
Vmware, Inc.		83,000	2.950	8/21/2022	79,532
Vmware, Inc.		88,000	3.900	8/21/2027	80,591
					422,724
STUDENT LOAN ABS - 0.7%
Navient Private Education Loan Trust 2017-A - 144A		160,000	2.880	12/16/2058	154,832
SoFi Professional Loan Program 2016-C LLC - 144A		205,000	2.360	12/25/2032	199,995
					354,827

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 63.3% (Continued)
TELECOMMUNICATIONS - 1.1%
AT&T, Inc. - 144A		$206,000	4.100		2/15/2028	$195,976
Frontier Communications Corp.		105,000	7.625		4/15/2024	63,525
Frontier Communications Corp. - 144A		70,000	8.500		4/1/2026	65,275
Verizon Communications, Inc.		215,000	4.125		3/16/2027	213,161
						537,937
TRUCKING & LEASING - 0.7%
Aviation Capital Group LLC - 144A		205,000	3.500		11/1/2027	184,581
Penske Truck Leasing Co. LP - 144A		140,000	4.125		8/1/2023	139,820
						324,401
WHOLE LOAN COLLATERAL CMO - 2.7%
Angel Oak Mortgage Trust I LLC 2018-2 - 144A		51,816	3.674		7/27/2048	51,842
Banc of America Funding 2005-1 Trust		43,404	5.500		2/25/2035	43,332
Chase Mortgage Trust 2016-1 - 144A		136,285	3.750	++	4/25/2045	133,615
Citigroup Mortgage Loan Trust, Inc.		51,009	6.750		8/25/2034	54,924
COLT 2018-1 Mortgage Loan Trust - 144A		63,808	2.930		2/25/2048	63,572
Galton Funding Mortgage Trust 2017-1 - 144A		122,268	3.500		11/25/2057	120,009
JP Morgan Mortgage Trust 2017-3 - 144A		99,172	2.500		8/25/2047	94,717
JP Morgan Mortgage Trust 2017-5 - 144A		298,201	3.172	++	12/15/2047	294,261
MASTR Alternative Loan Trust 2004-4		52,131	5.500		4/25/2034	53,855
METLIFE SECURITIZATION TRUST 2017-1 - 144A		100,000	3.659	++	4/25/2055	97,367
Residential Asset Securitization Trust 2005-A1		79,890	5.500		4/25/2035	81,928
Structured Adjustable Rate Mortgage Loan Trust Series 2004-4		77,803	4.166	++	4/25/2034	79,179
Verus Securitization Trust 2018-1 - 144A		75,362	2.929		2/25/2048	74,514
Verus Securitization Trust 2018-2 - 144A		128,613	3.677		6/1/2058	128,380
						1,371,495

TOTAL CORPORATE BONDS & NOTES (Cost - $31,919,563)						31,136,277

FOREIGN GOVERNMENT BONDS - 2.3%
Argentine Republic Government International Bond		265,000	7.125		7/6/2036	202,695
Dominican Republic International Bond - 144A		100,000	5.950		1/25/2027	99,875
Dominican Republic International Bond - 144A		150,000	6.000		7/19/2028	149,063
Indonesia Government International Bond - 144A		215,000	8.500		10/12/2035	282,184
Oman Government International Bond - 144A		200,000	5.625		1/17/2028	190,995
State Oil Co of the Azerbaijan Republic		200,000	6.950		3/18/2030	212,744
TOTAL FOREIGN GOVERNMENT BONDS - (Cost - $1,178,586)						1,137,556

MUNICIPAL BONDS - 7.3%
City of Bristol VA		340,000	4.210		1/1/2042	332,132
Idaho Health Facilities Authority		135,000	5.020		3/1/2048	134,196
New York City Transitional Finance Authority Future Tax Secured Revenue		480,000	5.000		8/1/2040	531,535
Port Authority of New York & New Jersey		470,000	5.000		4/15/2057	513,640
Rockdale County Water & Sewerage Authority		305,000	3.060		7/1/2024	294,808
San Diego County Regional Airport Authority		325,000	5.594		7/1/2043	349,989
State of California		765,000	7.600		11/1/2040	1,107,154
State of Texas		245,000	3.011		10/1/2026	234,737
University of California		115,000	4.428		5/15/2048	114,742
TOTAL MUNICIPAL - (Cost - $3,736,970)						3,612,933

U.S. GOVERNMENT & AGENCY - 16.4%
U.S. GOVERNMENT AGENCY - 6.7%
Fannie Mae Pool		21,065	6.000		11/1/2034	23,008
Fannie Mae Pool		21,495	6.000		3/1/2036	23,402
Fannie Mae Pool		173,454	5.500		9/1/2036	185,900
Fannie Mae Pool		66,262	6.500		5/1/2037	74,924
Fannie Mae Pool		26,312	5.500		4/1/2038	27,976
Fannie Mae Pool		27,847	5.000		4/1/2038	29,550
Fannie Mae Pool		73,121	6.000		8/1/2038	79,633
Fannie Mae Pool		146,473	5.000		6/1/2039	154,861
Fannie Mae Pool		227,530	4.000		9/1/2044	228,221
Fannie Mae Pool		263,049	3.500		8/1/2045	257,259

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
U.S. GOVERNMENT & AGENCY - 16.4% (Continued)
U.S. GOVERNMENT AGENCY - 6.7%
Fannie Mae Pool		$288,945	3.500		8/1/2045	$282,568
Fannie Mae Pool		182,594	3.500		12/1/2045	178,565
Fannie Mae Pool		194,912	3.500		1/1/2046	190,590
Fannie Mae Pool		416,528	3.500		1/1/2046	407,335
Fannie Mae Pool		360,470	4.000		4/1/2046	361,256
Fannie Mae Pool		326,868	3.500		6/1/2046	319,394
Freddie Mac Gold Pool		188,265	5.000		12/1/2035	199,809
Freddie Mac Gold Pool		28,716	5.500		10/1/2039	30,657
Freddie Mac Gold Pool		262,315	3.500		4/1/2046	256,314
						3,311,222
U.S. TREASURY OBLIGATIONS - 9.7%
United States Treasury Bond		915,000	1.125		2/28/2019	911,206
United States Treasury Bond ^		1,155,000	2.000		2/15/2025	1,085,226
United States Treasury Bond ^		220,000	1.625		2/15/2026	199,061
United States Treasury Bond ^		1,185,000	3.125		2/15/2043	1,131,212
United States Treasury Bond ^		1,075,000	2.500		2/15/2046	901,971
United States Treasury Bond		595,000	3.000		8/15/2048	550,282
						4,778,958

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $8,434,598)						8,090,180

BANK LOANS - 7.3%
ADVERTISING - 0.2%
Red Ventures LLC Term Loan	1 Month LIBOR + 3.750%	90,069	9.309	+	10/18/2024	90,632

AEROSPACE - 0.2%
Accudyne Industries Initial Term Loan	1 Month LIBOR + 3.000%	63,456	5.558	+	8/18/2024	63,309
TransDigm, Inc. New Tranche E Term Loan	1 Month LIBOR + 2.500%	50,000	6.308	+	5/14/2025	49,833
						113,142
AUTO MANUFACTURERS - 0.2%
Navistar, Inc. Tranche B Term Loan	1 Month LIBOR + 3.500%	89,550	5.308	+	11/2/2024	89,848

COMMERCIAL SERVICES - 0.2%
CHG Healthcare Services, Inc. New Term Loan	3 Month LIBOR + 3.000%	78,549	5.058	+	6/7/2023	78,906

DISTRIBUTION / WHOLESALE - 0.3%
American Builders & Contractors Supply Co, Inc. Term B-2 Loan	1 Month LIBOR + 2.000%	134,318	4.558	+	10/31/2023	133,227

DIVERSIFIED - FINANCIAL SERVICES - 0.6%
Capital Automotive LP Initial Tranche B-2 Term Loan	1 Month LIBOR + 2.500%	152,961	6.657	+	3/24/2024	153,190
FB Income Advisor LLC Initial Term Loan	1 Month LIBOR + 2.500%	20,000	6.308	+	7/27/2025	20,100
Refinitiv US Holdings, Inc. Initial Dollar Term Loan	1 Month LIBOR + 3.750%	135,000	5.343	+	10/1/2025	133,819
						307,109
ELECTRIC - 0.4%
NRG Energy, Inc. Term Loan	3 Month LIBOR + 1.750%	110,723	5.777	+	6/30/2023	110,453
Vistra Operations Co. LLC Initial Term Loan	1 Month LIBOR + 2.000%	46,619	4.558	+	8/4/2023	46,570
Vistra Operations Co. LLC 2018 Incremental Term Loan	1 Month LIBOR + 2.000%	59,850	4.479	+	12/1/2025	59,741
						216,764
ENTERTAINMENT - 0.5%
Crown Finance US, Inc. Initial Dollar Term Loan	1 Month LIBOR + 2.500%	74,625	8.059	+	2/7/2025	74,411
Gateway Casinos & Entertainment Limited PLC	3 Month LIBOR + 3.000%	14,963	4.908	+	3/13/2025	15,023
GVC Holdings PLC Term Loan	1 Month LIBOR + 2.500%	89,550	6.949	+	3/16/2024	89,942
Scientific Games International, Inc. Term Loan	2 Month LIBOR + 2.750%	84,575	6.308	+	8/14/2024	83,873
						263,249
FOOD - 0.4%
Albertsons LLC 2017-1 Term B-4 Loan	3 Month LIBOR + 2.750%	68,265	5.308	+	8/25/2021	68,250
Albertson’s LLC Term Loan B7	1 Month LIBOR + 3.000%	22,254	5.527	+	10/29/2025	22,110
Aramark Intermediate HoldCo Corporation Term Loan	1 Month LIBOR + 1.750%	65,286	4.308	+	3/11/2025	65,378
Hearthside Group Holdings LLC Term Loan	1 Month LIBOR + 3.000%	14,963	6.558	+	5/17/2025	14,729
						170,467

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 7.3% (Continued)
HEALTHCARE - Services - 0.5%
CCS-CMGC Holdings, Inc. Initial Term Loan	1 Month LIBOR + 5.500%	$80,000	5.308	+	9/25/2025	$79,700
Envision Healthcare Corp. Initial Term Loan	1 Month LIBOR + 3.750%	113,855	5.571	+	9/28/2025	111,693
Quorum Health Corp. Term Loan	1 Month LIBOR + 6.750%	34,677	4.148	+	4/12/2022	35,116
Universal Health Services, Inc. Incremental Term Loan	1 Month LIBOR + 1.750%	10,000	5.808	+	10/26/2025	10,038
						236,547
HOME FURNISHINGS - 0.2%
Global Appliance, Inc. Tranche B Term Loan	1 Month LIBOR + 4.000%	74,500	5.179	+	10/5/2024	74,081
HOUSEHOLD PRODUCTS / WARES - 0.2%
KIK Custom Products, Inc. Initial Loan	1 Month LIBOR + 4.000%	108,120	5.648	+	5/15/2023	106,836

INSURANCE - 0.0%
Genworth Holdings, Inc. Initial Term Loan	2 Month LIBOR + 4.500%	4,975	5.398	+	2/28/2023	5,087
INVESTMENT COMPANIES - 0.3%
TKC Holdings, Inc. Initial Term Loan	1 Month LIBOR + 3.750%	59,100	4.904	+	2/1/2023	59,216
UFC Holdings LLC Term Loan	1 Month LIBOR + 3.250%	66,703	5.058	+	8/18/2023	67,176
						126,392
LODGING - 0.5%
Playa Resorts and Hotels Initial Term Loan	1 Month LIBOR + 2.750%	84,112	5.925	+	4/27/2024	83,060
Station Casino LLC Term B Facility Loan	1 Month LIBOR + 2.500%	55,633	4.808	+	6/8/2023	55,670
Wyndham Hotels & Resorts, Inc. Term B Loan	1 Month LIBOR + 1.750%	110,000	4.808	+	3/29/2025	110,092
						248,822
MACHINERY - DIVERSIFIED - 0.2%
Brookfield WEC Holdings, Inc.	3 Month LIBOR + 3.750%	80,000	4.308	+	7/26/2025	80,606
Zodiac Pool Solutions LLC Tranche B-1 Term Loan	1 Month LIBOR + 2.250%	34,913	6.808	+	3/7/2025	34,984
						115,590
MEDIA - 0.2%
Meredith Corporation Tranche B-1 Term Loan	1 Month LIBOR + 2.750%	101,935	6.558	+	1/31/2025	101,919

MINING - 0.1%
Covia Holdings Corp. Initial Term Loan	1 Month LIBOR + 3.750%	79,800	5.558	+	5/21/2025	67,257

PHARMACEUTICALS - 0.2%
Barusch Health Cos, Inc.	1 Month LIBOR + 3.000%	9,750	4.270	+	5/28/2025	9,767
Endo Luxembourg Finance Company Initial Term Loan	1 Month LIBOR + 4.250%	93,813	5.058	+	4/12/2024	94,369
HLF Financing US LLC Senior Lien Term Loan	1 Month LIBOR + 3.250%	15,000	5.058	+	8/9/2025	15,087
						119,223
PIPELINES - 0.0%
Moda Ingleside Energy Center LLC Initial Term Loan	1 Month LIBOR + 3.250%	5,000	5.348	+	9/26/2025	5,046

REGIONAL- 0.2%
Seminole Indian Tribe of Florida Term B Loan	1 Month LIBOR + 1.750%	89,100	5.808	+	7/6/2024	89,403

RETAIL - 0.2%
84 Lumber Initial Term Loan Retired	1 Month LIBOR + 5.250%	79,688	7.759	+	10/25/2023	80,352

SOFTWARE - 1.0%
Boxer Parent Co., Inc. Initial Dollar Term Loan	3 Month LIBOR + 4.250%	110,000	5.410	+	6/28/2025	110,516
IQVIA, Inc. Term B-3 Dollar Loan	3 Month LIBOR + 1.750%	109,725	5.558	+	6/8/2025	109,588
Kronos, Inc. Incremental Term Loan	3 Month LIBOR + 3.000%	79,600	4.148	+	11/1/2023	79,830
Rackspace Hosting, Inc. 2017 Refinancing Term B Loan	3 Month LIBOR + 3.000%	130,358	5.308	+	11/3/2023	126,800
Renaissance Holdings Corp.	1 Month LIBOR + 3.250%	19,950	6.558	+	5/30/2025	19,900
SS&C Technologies, Inc. Term B-5 Loan	1 Month LIBOR + 2.250%	60,000	4.308	+	4/16/2025	59,759
						506,393

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 7.3% (Continued)
TELECOMMUNICATIONS - 0.5%
CenturyLink, Inc. Term Loan	1 Month LIBOR + 2.750%	$114,138	6.308	+	1/31/2025	$113,067
Digicel International Finance Limited Term Loan	3 Month LIBOR + 3.250%	14,887	6.270	+	5/10/2024	14,310
Telenet Financing USD LLC	1 Month LIBOR + 2.250%	105,000	5.058	+	5/17/2026	104,791
						232,168

TOTAL BANK LOANS - (Cost - $3,594,305)						3,578,460

		Shares
SHORT-TERM INVESTMENT - 2.5%
MONEY MARKET FUND - 2.5%
Fidelity Institutional Money Market Fund - Government Portfolio
(Cost - $1,240,791)		1,240,791	2.060	+		$1,240,791

COLLATERAL FOR SECURITIES LOANED - 9.9%
Mount Vernon Prime Portfolio # (Cost - $4,848,756)		4,848,756	2.390	+		4,848,756

TOTAL INVESTMENTS - 109.0% (Cost - $54,953,569)						$53,644,953
LIABILITIES IN EXCESS OF OTHER ASSETS - (9.0)%						(4,423,402)
NET ASSETS - 100.0%						$49,221,551

LLC - Limited Liability Corporation

ABS - Asset Backed Security

MBS - Mortgage Backed Security

CMO - Collateralized Mortgage Obligation

LP - Limited Partnership

REITS - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

^	All or a portion of these securities are on loan. Total loaned securities had a value of $4,725,852 at October 31, 2018.

+	Variable rate security. Interest rate is as of October 31, 2018.

++	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $14,161,870 or 28.77% of net assets.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of October 31, 2018.

#	The Trust’s securities lending policies and procedures require that the borrower. (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Corporate Bonds & Notes	58.1%	Bank Loans	6.7%
U.S. Government & Agencies	15.1%	Short - Term	2.3%
Collateral For Securities Loaned	9.0%	Foreign Government Bonds	2.1%
Municipal	6.7%	Total	100.0%

Based on total value of investments as of October 31, 2018.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Perella Weinberg Partners)

The fiscal year began with volatility near its lowest levels ever achieved. The VIX (Chicago Board Options Exchange SPX Volatility Index) was in the low 9s at the beginning of November, while the average VIX level over the past 10 years was near 19. The VIX closed above 37 in early February (spiking significantly higher in intra-day trading), as equity markets sustained a significant drawdown into correction territory. These sell-offs and corresponding spikes in volatility were generally triggered by “concerns” and headlines rather than deteriorating fundamentals. Some of these headlines have been pervasive throughout the fiscal year, and even intensified through the final months of the 12-month period. For example, tariffs and a trade war with China took a prevalent seat along with U.S. mid-term elections and rising interest rates. In the final month of the fiscal year, the VIX breached 25 while U.S. equities, as measured by the S&P 500 Index, experienced an intra-month decline of more than 10 percent. Regardless of the cause, volatility spikes generally correspond with widening spreads on merger deals and other risk-arbitrage opportunities. During the final fiscal quarter, event driven strategies, as measured by the Credit Suisse Event Driven Liquid Index, fell 0.5 percent. While broader in scope, long/short equity strategies, as measured by the Credit Suisse Long/Short Liquid Index, plummeted 4.7 percent. This most recent downturn brought fiscal year performance for event driven strategies to 0.7 percent, while long/short equity strategies ended the 12-month period down 4.0 percent.

Within the Fund, the event driven allocation is primarily represented in the form of announced mergers. While this allocation has historically comprised approximately half of the Fund’s exposure during the fiscal year, the final fiscal quarter saw the allocation end at 61 percent. This higher allocation is indicative of the Sub-Adviser’s general optimism regarding opportunities in the space, as well as its current bias to reduce overall directional risk from movements in the broad equity markets. Although cross-border mergers are on pace to exceed $1.3 trillion in 2018, an approximate 30% increase over 2017, the trade war with China delayed some sizeable active deals and has stressed the mergers and acquisitions market as a whole. The acquisition of NXP Semiconductors (NXPI) (holding weight*: 0.88 percent) by Qualcomm (QCOM) (holding weight*: 0.79 percent), was thrown into limbo as the trade war between the United States and China escalated through the summer months. During the fiscal year, NXPI fell 35.8 percent, while QCOM increased 27.8 percent.

Despite the increase in volatility, many mergers were completed unabashed. Within the Fund, the $5 billion paper and plastic container cash or stock acquisition of KapStone Paper and Packaging Corp. (KS) (holding weight*: 1.66 percent) by Westrock Co. (WRK) (holding weight**: not held) was just a week away from completion when the Fund reached its fiscal year-end. From the acquisition announcement in January through the fiscal year-end, KS rose 1.7 percent. The frozen-food focused $11 billion cash and stock acquisition of Pinnacle Foods Inc. (PF) (holding weight**: 3.24 percent) by ConAgra Brands Inc. (CAG) (holding weight*: 0.00 percent) finalized at the end of October. Since the announcement of the deal through its closing, PF and CAG increased 3.1 percent and 3.8 percent, respectively. Even the cross-border $7 billion scent-based cash and stock acquisition of Israel-based Frutarom Industries Ltd. (FRUT IT) (holding weight**: 2.04 percent) by U.S.-based International Flavors and Fragrances Inc. (IFF) (holding weight*: -0.73 percent) successfully resolved in early October. The IFF/FRUT IT deal terms were amended in mid-August, and since that date through completion, IFF and FRUT IT increased 2.6 percent and 3.0 percent, respectively.

After adding AT&T Inc. (T) (holding weight*: -0.36 percent) to the long/short strategy during the third fiscal quarter, following its acquisition of Time Warner Inc. (TWX) (holding weight**: 3.69 percent), T decreased 0.6 percent. However, while the Sub-Adviser initially believed that the synergies and other benefits from T’s acquisitions were catalysts for relative outperformance, it reversed its long position to a short position near the end of the fiscal year. Within the consumer staples sector, the Sub-Adviser’s addition of PepsiCo Inc. (PEP) (holding weight*: 0.85 percent) to the long/short strategy in early May contributed positively to overall Fund performance. Since its addition to the Fund, PEP increased 17.5 percent. This strong performance included a slight 1.5 percent drawdown in the most recent fiscal quarter. The Sub-Adviser continued to increase the short position in the Consumer Staples Select Sector SPDR Fund (XLP) (holding weight*: -1.39 percent). During the last two fiscal quarters combined, XLP increased 10.7 percent. Therefore, the exposure to PEP within the consumer staples sector was a positive contributor to absolute performance, even after adjusting for the effects of the short position in XLP.

One of the largest contributors to the Fund during the previous fiscal quarter was Dell Technologies Inc. Class V (DVMT) (holding weight*: 1.80 percent), a tracking stock representing the VMWare Inc. business of Dell. During the summer, DVMT’s value surged 28.9 percent due to Michael Dell and other large shareholders’ efforts to draft a $22 billion deal to use the tracking stock as a means to bring Dell Technologies Inc. Class C back to the public markets. During the final fiscal quarter, DVMT detracted 2.3 percent as the technology sector broadly fell. However, this decline was more than offset by the summer’s strong performance, ending the last six months with a return of 25.9 percent.

While risk-off trading and uncertainty in the equity markets have rattled returns across strategy-types and regulatory hurdles facing prominent vertical mergers compounded with trade war rhetoric, the Sub-Adviser remains optimistic toward the space. In addition, the Sub-Adviser’s risk management techniques combined with its disciplined bottom-up analysis provide a means for navigating more turbulent markets. The Sub-Adviser continues to be optimistic that the repatriation of offshore cash due to 2017’s tax reform may be a source of dry powder for additional merger activity. It also believes that a healthy economy and strong corporate balance sheets may provide opportunities across both the event driven space and within the long/short strategy utilized within the Fund.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

		Annualized	Annualized	Annualized Since
	One Year	Five Years	Ten Years	Inception (8/1/08)*
Class N	(0.41)%	2.11%	4.05%	3.33%**
Class C	(1.37)%	1.09%	3.00%	1.94%
Class A with load of 5.75%	(6.36)%	0.65%	3.25%	2.10%
Class A without load	(0.65)%	1.85%	3.87%	2.70%
IQ Hedge Market Neutral Total Return Index	0.34%	1.70%	3.65%	2.81%
IQ Hedge Market Neutral Beta Index***	(0.17)%	1.49%	2.73%	2.20%
Morningstar Multialternative Category	(1.98)%	0.70%	2.27%	0.66%

*	Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and was managed under a different adviser.

**	Class N commenced operations on September 29, 2008.

***	Change in the Fund’s benchmark. As a result, the Fund’s performance is compared to both indices in the table above.

IQ Hedge Market Neutral Total Return Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral hedge fund investment style. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.74% for Class N, 3.74% for Class C and 2.99% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800- 442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 81.4%
AEROSPACE/DEFENSE - 2.8%
Rockwell Collins, Inc.	60,861	$7,791,425

AIRLINES - 0.0%
American Airlines Group, Inc. *	101,283	101,283

APPAREL - 0.8%
NIKE, Inc.	29,212	2,192,068

AUTO PARTS & EQUIPMENT 0.0%
Altra Industrial Motion Corp.	3	97

BANKS - 2.5%
Bank of America Corp.	79,801	2,194,527
Citigroup, Inc.	21,306	1,394,691
State Bank Financial Corp.	136,292	3,484,986
		7,074,204
BEVERAGES - 1.3%
Constellation Brands, Inc.	6,591	1,313,125
PepsiCo., Inc.	20,971	2,356,721
		3,669,846
BIOTECHNOLOGY - 3.4%
Endocyte, Inc. * ^	181,251	4,286,586
Shire PLC - ADR	28,420	5,166,756
		9,453,342
CHEMICALS - 1.5%
A. Schulman, Inc. *	44,665	89,330
DowDuPont, Inc.	13,910	750,027
FMC Corp.	8,616	672,737
International Flavors & Fragrances, Inc. *	13,928	2,009,769
KMG Chemicals, Inc.	9,983	748,925
		4,270,788
COMMERCIAL SERVICES - 0.8%
Rent-A-Center, Inc. *	168,996	2,408,193

COMPUTERS - 3.7%
Apple, Inc.	16,932	3,705,737
Dell Technologies, Inc. *	55,132	4,983,381
Perspecta, Inc.	63,149	1,546,519
		10,235,637
ELECTRONICS - 2.3%
Honeywell International, Inc.	15,757	2,281,929
Orbotech Ltd. *	55,953	3,130,011
Resideo Technologies, Inc. *	46,722	983,502
		6,395,442
FOOD - 2.0%
Conagra Brands, Inc.	89,936	3,201,726
Mondelez International, Inc.	53,460	2,244,251
		5,445,977
GAS - 1.9%
Vectren Corp.	75,123	5,373,548

HEALTHCARE-SERVICES - 4.4%
Aetna, Inc.	62,120	12,324,608

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 81.4% (Continued)
HOLDING COMPANIES - DIVERSIFIED - 0.2%
Constellation Alpha Capital Corp. *	43,102	$435,330

HOUSEWARES - 0.5%
Newell Brands, Inc.	81,109	1,288,011

INSURANCE - 2.6%
Aspen Insurance Holdings Ltd. ^	128,576	5,384,763
MetLife, Inc.	21,385	880,848
Navigators Group, Inc.	14,191	981,308
		7,246,919
INTERNET - 1.2%
Alphabet, Inc. *	2,417	2,635,932
Pandora Media, Inc. * ^	39,928	673,413
		3,309,345
LEISURE PRODUCTS - 0.0%
YETI Holdings, Inc. *	432	6,882

LODGING - 1.5%
Marriott International, Inc.	19,439	2,272,225
MGM Resorts International	75,237	2,007,323
		4,279,548
MACHINERY - DIVERSIFIED - 0.3%
Xylem, Inc. ^	12,498	819,619

MEDIA - 6.7%
Altice USA, Inc.	115,085	1,877,036
CBS Corp.	60,522	3,470,937
Walt Disney Co.	11,887	1,364,984
Discovery, Inc. * ^	48,227	1,562,072
Twenty-First Century Fox, Inc.	226,775	10,322,798
		18,597,827
MINING - 0.5%
Nevsun Resources, Ltd.	324,990	1,447,700

OIL & GAS - 7.8%
Devon Energy Corp.	39,052	1,265,285
Energen Corp. *	95,196	6,851,256
Marathon Petroleum Corp.	42,555	2,998,000
MEG Energy Corp. *	215,897	1,731,122
Ocean Rig UDW, Inc. *	160,518	4,862,090
Royal Dutch Shell PLC - ADR	65,949	4,167,317
		21,875,070
PACKAGING & CONTAINERS - 4.0%
Bemis Co., Inc.	143,231	6,555,683
KapStone Paper and Packaging Corp.	131,025	4,585,875
		11,141,558
PHARMACEUTICALS - 2.9%
Express Scripts Holding Co. *	82,028	7,954,255

PIPELINES - 2.3%
Dominion Energy Midstream Partners LP	60,022	1,087,599
Energy Transfer LP	1	16
Spectra Energy Partners LP	91,280	3,149,160
Valero Energy Partners LP	49,786	2,090,016
		6,326,791

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 81.4% (Continued)
REAL ESTATE INVESTMENT TRUSTS - 6.0%
Forest City Realty Trust, Inc.	289,183	$7,275,844.00
InfraREIT, Inc. *	67,384	1,416,412
LaSalle Hotel Properties	194,578	6,423,020
Macerich Co.	19,288	995,646
Senior Housing Properties Trust	31,825	511,428
Winthrop Realty Trust	102,617	80,041
		16,702,391
RETAIL - 2.3%
Darden Restaurants, Inc.	7,775	828,426
Home Depot, Inc.	11,729	2,062,896
Walmart, Inc.	35,017	3,511,505
		6,402,827
SAVINGS & LOANS - 0.2%
Beneficial Bancorp, Inc.	39,284	614,009

SEMICONDUCTORS - 3.8%
Broadcom, Inc.	10,136	2,265,295
Integrated Device Technology, Inc. *	61,643	2,885,509
Intel Corp.	17,942	841,121
NXP Semiconductors NV	32,638	2,447,524
QUALCOMM, Inc. ^	34,845	2,191,402
		10,630,851
SOFTWARE - 10.2%
Borqs Technologies, Inc. * ^	110,107	440,428
CA, Inc.	180,381	8,001,701
Dun & Bradstreet Corp.	52,469	7,465,289
Microsoft Corp.	30,634	3,272,017
Oracle Corp.	39,746	1,941,195
Red Hat, Inc. *	22,795	3,912,534
SendGrid, Inc. * ^	37,916	1,377,109
Take-Two Interactive Software, Inc. *	8,946	1,152,871
TiVo Corp.	83,979	923,769
		28,486,913
TELECOMMUNICATIONS - 1.0%
Mitel Networks Corp. *	50,965	559,596
Oclaro, Inc. *	99,669	819,279
T-Mobile US, Inc. *	19,862	1,361,540
		2,740,415

TOTAL COMMON STOCKS (Cost - $234,654,325)		227,042,719

EXCHANGE TRADED FUNDS - 6.6%
DEBT EXCHANGE TRADED FUNDS - 5.1%
Health Care Select Sector SPDR Fund ^	21,208	1,881,150
Invesco Senior Loan ETF	112,101	2,579,444
iShares iBoxx $ Investment Grade Corporate Bond	7,811	876,629
iShares MBS ETF	29,091	2,981,536
iShares US Real Estate ETF ^	18,125	1,415,744
SPDR Blackstone / GSO Senior Loan ETF	96,040	4,515,801
TOTAL DEBT EXCHANGE TRADED FUNDS - (Cost - $14,556,590)		14,250,304

EQUITY EXCHANGE TRADED FUND - 1.5%
SPDR S&P Regional Banking ETF ^	78,809	4,254,898
TOTAL EQUITY EXCHANGE TRADED FUND - (Cost - $4,089,555)
TOTAL EXCHANGE TRADED FUNDS - (Cost - $18,646,145)		18,505,202

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2018

Security				Shares		Value
RIGHTS - 0.0%
Nexstar Broadcasting Group, Inc. *				87,600		$876
TOTAL RIGHTS (Cost - $26,280)

WARRANTS - 0.0%
Borqs Technologies, Inc. *				105,552		8,444
TOTAL WARRANTS (Cost - $8,254)

				Exercise
	Counterparty	Contracts**	Notional Amount	Price	Expiration Date
PURCHASED PUT OPTIONS - 0.6%
S&P 500 Index	JP Morgan	87	25,230,000	2,900.00	12/21/2018	1,701,720
TOTAL PURCHASED PUT OPTIONS (Cost - $559,699)
					Interest
				Shares	Rate
SHORT-TERM INVESTMENT - 41.3%
MONEY MARKET FUND - 41.3%
Fidelity Investments Money Market Fund - Class I				115,223,319	1.58% +	115,223,319
TOTAL SHORT-TERM INVESTMENT (Cost - $115,223,319)

COLLATERAL FOR SECURITIES LOANED - 4.7%
Mount Vernon Prime Portfolio # (Cost - $13,208,219)				13,208,219	2.39% +	13,208,219

TOTAL INVESTMENTS - 134.5% (Cost - $382,326,242)						$375,690,499
LIABILITIES IN EXCESS OF OTHER ASSETS - (34.5)%						(96,642,283)
NET ASSETS - 100.0%						$279,048,216

*	Non-Income producing security.

**	Each Purchased Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

ADR- American Depositary Receipt.

ETF - Exchange Traded Fund

LLC - Limited Liability Company

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

+	Variable rate security. Interest rate is as of October 31, 2018.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $13,073,633 at October 31, 2018.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

				Exercise
Security	Counterparty	Contracts**	Notional Amount	Price	Expiration Date	Value
WRITTEN CALL OPTIONS - (0.1)%
Endocyte, Inc	JP Morgan	604	$1,449,600	$24.00	4/18/2019	$12,080
MGM Resorts International MGM	JP Morgan	534	1,495,200.00	28.00	11/16/2018	23,496
S&P 500 Index	JP Morgan	87	7,830,000	900.00	12/21/2018	64,815
Take- Two Interactive Software, Inc.	JP Morgan	89	1,112,500	125.00	11/16/2018	86,152
TOTAL WRITTEN CALL OPTIONS - (Premiums Received - $806,730)						186,543

				Shares
SECURITIES SOLD SHORT * - (28.4)%
AEROSPACE/DEFENSE - (0.8)%
United Technologies Corp.				17,681		2,196,157

AIRLINES - (0.1)%
American Airlines Group, Inc.				5,810		203,815

AUTO MANUFACTURERS - (0.2)%
Ford Motor Co.				24,276		231,836
Tesla, Inc.				650		219,258
						451,094
BANKS - (1.2)%
Cadence Bancorp LLC				158,134		3,488,436

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2018

Security	Shares	Value
SECURITIES SOLD SHORT* - (28.4)% (Continued)
BUILDING MATERIALS - (0.2)%
Martin Marietta Materials, Inc.	1,226	$209,989
Vulcan Materials Co.	2,031	205,415
		415,404
CHEMICALS - (1.4)%
International Flavors & Fragrances, Inc.	13,928	2,014,824
Linde PLC ^	11,793	1,951,388
		3,966,212
COMPUTERS - (0.1)%
Lumentum Holdings, Inc.	6,645	363,149

ELECTRIC - (0.4)%
Dominion Energy, Inc.	14,813	1,057,944

ELECTRONICS - (0.0)%
Fortive Corp	2	149

EQUITY EXCHANGE TRADED FUNDS - (5.2)%
Consumer Staples Select Sector SPDR Fund	69,663	3,832,162
Consumer Discretionary Select Sector SPDR Fund	13,540	1,426,845
Energy Select Sector SPDR Fund	33,771	2,268,060
Industrial Select Sector SPDR Fund	15,044	1,051,275
iShares Russell 2000 ETF	13,909	2,086,767
SPDR S&P 500 ETF Trust	14,484	3,919,805
		14,584,914
FOOD - (1.4)%
Conagra Brands Inc	89,936	3,201,722
General Mills Inc	5,309	232,534
JM Smucker Co.	2,219	240,362
Kraft Heinz Co.	4,108	225,817
		3,900,435
FOREST PRODUCTS & PAPER - (0.1)%
International Paper Co.	4,586	208,021

HEALTHCARE-SERVICES - (1.5)%
Cigna Corp.	19,966	4,268,930

INSURANCE - (0.5)%
Berkshire Hathaway, Inc.	6,978	1,432,444

INTERNET - (0.8)%
Netflix Inc	1,990	600,542
Symantec Corp	10,767	195,421
Twilio Inc	18,391	1,383,371
		2,179,334
LODGING - (0.1)%
Las Vegas Sands Corp	3,853	196,619

MEDIA - (0.7)%
Liberty Global PLC	15,666	392,277
Sirius XM Holdings, Inc.	117,166	705,339
Walt Disney Co.	8,701	999,136
		2,096,752
MINING - (0.1)%
Newmont Mining Corp.	7,579	234,343

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2018

Security	Shares	Value
SECURITIES SOLD SHORT* - (28.4)% (Continued)
OIL & GAS - (5.1)%
Apache Corp.	16,170	$611,711
Diamondback Energy, Inc.	35,618	4,002,038
Exxon Mobil Corp.	62,877	5,010,039
Husky Energy, Inc.	74,526	1,056,104
Pioneer Natural Resources Co.	4,232	623,247
Transocean Ltd	260,204	2,864,846
		14,167,985
PACKAGING & CONTAINERS - (2.3)%
Amcor Ltd	693,598	6,538,116

PHARMACEUTICALS - (2.1)%
CVS Health Corp	41,940	3,036,037
Takeda Pharmaceutical Co. Ltd.	71,869	2,910,295
		5,946,332
PIPELINES - (1.1)%
Enbridge, Inc.	96,090	2,989,360

REAL ESTATE INVESTMENT TRUSTS - (1.5)%
Annaly Capital Management, Inc.	1	10
Pebblebrook Hotel Trust	125,833	4,241,831
		4,241,841
SAVINGS & LOANS - (0.2)%
WSFS Financial Corp	11,836	503,385

SEMICONDUCTORS - (0.5)%
Cabot Microelectronics Corp	1,996	194,850
KLA-Tenco Corp.	13,987	1,280,370
		1,475,220
SOFTWARE - (0.4)%
Salesforce.com, Inc.	1	137
VMware, Inc.	7,295	1,031,440
		1,031,577
TELECOMMUNICATIONS - (0.4)%
AT&T, Inc.	32,298	990,903
Vodafone Group PLC	10,570	200,090
		1,190,993

TOTAL SECURITIES SOLD SHORT - (Proceeds - $82,024,956)		$79,328,961

*	Non-Income producing security.

**	Each Written Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

Portfolio Composition * - (Unaudited)
Short-Term Investment	31.0%	Consumer, Cyclical	3.8%
Technology	13.1%	Collateral For Securities Loaned	3.5%
Consumer, Non-Cyclical	10.9%	Basic Materials	1.5%
Financial	8.4%	Utilities	1.4%
Energy	7.5%	Purchased Options	0.5%
Industrial	6.9%	Diversified	0.1%
Communications	6.5%	Warrants	0.0%
Exchange Traded Funds	4.9%	Rights	0.0%
		Total	100.0%

*	Based on total value of investments as of October 31, 2018

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Mellon Capital Management Corporation)

It was a disappointing fiscal year ended October 31, 2018 for most asset classes around the globe. There were periods of strong equity growth, especially in the United States, as investors focused on a strong domestic economy, encouraging earnings releases, and some developments on the geopolitical front. These periods of growth were interrupted by two large spikes of volatility in February and October. During these periods, investors could not overlook all the geopolitical volatility such as trade tensions, political attacks on NATO and the Federal Reserve, and leaving the Iran deal, to name a few. Additionally weighing on investors is the concern that the Federal Open Market Committee (FOMC) will raise interest rates too quickly, possibly pushing the United States into a recession. These concerns were exacerbated by a hawkish tone from the FOMC to cap off the fiscal year, as well as a statement from the FOMC indicating that they have yet to clearly define the neutral rate they are targeting.

Over the fiscal year ended October 31, 2018, U.S. stocks, as measured by the S&P 500 Index, increased 7.3 percent, after surging 23.6 percent over the previous fiscal year. International stocks, as measured by the MSCI ACWI ex US Index, lost 8.2 percent over the most recent fiscal year, after surging 23.6 percent in the previous fiscal year. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 2.1 percent, while higher-yielding bonds, as measured by the ICE Bank of America Merrill Lynch U.S. Cash Pay High-Yield Index, increased 0.8 percent. International bonds also did not fare well, falling 2.1 percent, as measured by the Bloomberg Barclays Global Aggregate Ex-USD Total Return Index. Meanwhile, the yield on the 10-year U.S. Treasury fluctuated within a relatively narrow range of 76 basis points, beginning the fiscal year at 2.38 percent, once again breaching the 3 percent mark late in the fiscal period, before settling at 3.14 percent.

The Sub-Adviser seeks to construct a balanced growth portfolio that aims to deliver equity-like total returns with less risk and improved downside control. It attempts to achieve this goal by utilizing a multi-asset strategy that allocates dynamically across global asset classes, with the ability to hold long or short positions, depending on the risk/reward profile of the investment. The overall strategy is divided into three sub-strategies: growth assets, which includes U.S. equities, developed markets ex-U.S. equities, and high-yield bonds; defensive assets, which includes exposure to U.S. bonds, developed markets ex-U.S. bonds, and cash, with a diversifying/hedging component utilized to attempt to achieve the desired downside protection; and real assets, which consists of Treasury Inflation- Protected Securities (TIPS) and commodities.

The growth asset strategy detracted from performance over the fiscal quarter and fiscal year ended October 31, 2018, after strongly contributing to performance over the previous fiscal year. The Fund’s largest growth exposure was dedicated to developed ex-U.S countries. There were very few places to hide globally over the fiscal year. The iShares Currency Hedged MSCI Japan ETF (HEWJ) (holding weight*: 8.67 percent) declined 3.7 percent, and the iShares Hedged MSCI Germany ETF (HEWG) (holding weight*: 5.34 percent) plummeted 10.5 percent. This allocation was reduced over the fiscal year and moved further into U.S. equities. This shift benefited the Fund as U.S. equities outperformed international developed equities. This exposure was implemented through the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 24.31 percent), which increased 7.2 percent. The growth exposure’s weighting in high- yield bonds also helped mitigate some losses as the SPDR Bloomberg Barclays High-Yield Bond ETF (JNK) (holding weight*: 5.25 percent) fell just 0.3 percent. High-yield bonds benefitted from low default rates, strong earnings releases, and limited issuance.

The defensive asset strategy also detracted from Fund performance over the fiscal year, albeit not as significantly as the growth asset strategy. Earlier in the year, the diversification benefits of bonds was coming into question as the correlation between stocks and bonds increased. At that time, the Sub-Adviser utilized cash as a hedge. As the correlations between stocks and bonds once again turned negative, the Sub-Adviser moved back approximately 20 percent into bonds. Unfortunately, as volatility once again spiked in the final three-month period of the fiscal year, the correlation between stocks and bonds spiked along with it. As a result, both the growth and defensive asset strategy fell in the final month of the fiscal year. Fortunately, the Fund received some positive contributions from the options positions, as well as the short Japan and short Germany positions.

The real assets strategy, while the smallest allocation in the Fund, was the only positive performing strategy over the first half of the fiscal year. In the second half of the fiscal year and final fiscal quarter, this allocation slightly detracted. Real assets fluctuated from 4.8 percent at the beginning of the fiscal period, and finished at an 11.1 percent allocation at the end of the fiscal year. The goal of the strategy is to hedge against inflation. Inflation hedges are accessed through TIPS via the iShares TIPS ETF (TIP) (holding weight*: 5.10 percent), and commodities via the iShares Commodities Select Strategy ETF (COMT) (holding weight*: 6.02 percent). Over the fiscal year, TIP fell 1.4 percent while COMT increased 8.9 percent.

The Sub-Adviser is optimistic for opportunities within the asset categories the Fund invests in for the rest of 2018 and 2019, albeit with continued volatility. The Sub-Adviser remains steadfast in its belief that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments, the Fund may provide what may be considered to be attractive returns with lower systematic risk and lower correlation than traditional equity investments.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

			Annualized Since
	One	Annualized	Inception
	Year	Five Years	(4/30/2010)
Class N	(6.39)%	0.11%	0.76%
Class C	(7.29)%	(0.90)%	(0.24)%
Class A with load of 5.75%	(11.92)%	(1.33)%	(0.20)%
Class A without load	(6.52)%	(0.16)%	0.50%
IQ Hedge Global Macro Beta Index	0.18%	0.43%	1.34%
Morningstar Multialternative Category	(1.98)%	0.70%	1.19%

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.98% for Class N, 2.98% for Class C and 2.23% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1- 800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund
October 31, 2018

Security	Shares	Value
EXCHANGE TRADED FUNDS - 54.8%
COMMODITY EXCHANGE TRADED FUNDS - 6.0%
iShares Commodities Select Strategy ETF	73,626	$2,727,843

DEBT EXCHANGE TRADED FUNDS - 10.4%
iShares TIPS Bond ETF	21,232	2,310,890
SPDR Bloomberg Barclays High Yield Bond ETF ^	67,660	2,378,926
		4,689,816
EQUITY EXCHANGE TRADED FUNDS - 38.4%
iShares Currency Hedged MSCI Germany ETF	93,905	2,418,993
iShares Currency Hedged MSCI Japan ETF	126,182	3,926,784
SPDR S&P 500 ETF Trust ^	40,707	11,016,535
		17,362,312

TOTAL EXCHANGE TRADED FUNDS (Cost - $20,426,579)		24,779,971

				Expiration	Exercise
	Counter Party	Contracts	Notional	Date	Price
PURCHASED OPTIONS * + - 6.2%
CALL OPTION ON FUTURES PURCHASED - 5.6%
US 10 Year Future	Goldman Sachs	242	252,600	11/26/2018	US $108	2,525,875

PUT OPTIONS ON FUTURES PURCHASED - 0.6%
Euro-Bund Option	Goldman Sachs	30	50,220	11/26/2018	EUR $173	17,676
S&P 500 E-Mini Option	Goldman Sachs	100	238,000	3/18/2019	US $2,250	119,000
S&P 500 E-Mini Option	Goldman Sachs	50	163,500	6/24/2019	US $2,150	81,750
Swiss Market Index Option	Morgan Stanley	70	1,420,524	12/21/2018	CHF $8,921	14,122
Swiss Market Index Option	Morgan Stanley	20	351,095	12/21/2018	CHF $8,951	3,490
Swiss Market Index Option	Morgan Stanley	110	2,133,601	12/21/2018	CHF $8,997	21,211
Swiss Market Index Option	Morgan Stanley	40	854,988	12/21/2018	CHF $9,042	8,500
						265,749

TOTAL PURCHASED OPTIONS (Cost - $3,184,890)						2,791,624

	Principal	Discount
	Amount ($)	Rate (%)		Maturity
SHORT-TERM INVESTMENTS - 38.5%
U.S. GOVERNMENT SECURITIES - 28.5%
US Treasury Bill	1,590,000	0.3995		12/6/2018	1,586,771
US Treasury Bill	11,412,000	1.1236		3/14/2019	11,314,766
					12,901,537

	Shares	Interest Rate (%)
MONEY MARKET - 10.0%
Morgan Stanley Institutional Liquidity Fund	4,527,709	2.0500	^^		4,527,709

TOTAL SHORT-TERM INVESTMENTS - (Cost - $17,431,354)					17,429,246

COLLATERAL FOR SECURITIES LOANED - 29.2%
Mount Vernon Prime Portfolio # (Cost - $13,226,350)	13,226,350	2.3900	^^		13,226,350

TOTAL INVESTMENTS - 128.7% (Cost - $54,269,173)					$58,227,191
LIABILITIES IN EXCESS OF OTHER ASSETS - (28.7)%					(12,974,887)
NET ASSETS - 100.0%					$45,252,304

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund (Continued)
October 31, 2018

						Unrealized
				Expiration		Appreciation
Open Futures Contracts	Counter Party	Contracts	Notional	Date		(Depreciation)
LONG FUTURES CONTRACTS ** - (1.6)%
Amsterdam Index Future	Goldman Sachs	15	$1,550,400	11/16/2018		$(13,924)
AUST 10 Year Bond Future	Goldman Sachs	1	129,413	12/17/2018		—
CAC 40 10 Euro Future	Goldman Sachs	15	763,500	11/16/2018		5,924
CAN 10 Year Bond Future	Goldman Sachs	63	8,325,450	12/18/2018		(52,305)
Euro Bund Future	Goldman Sachs	10	1,602,600	12/6/2018		435
FTSE 100 Index Future	Goldman Sachs	71	5,048,810	12/21/2018		(116,290)
FTSE/MIB Index Future	Goldman Sachs	24	2,278,200	12/21/2018		(194,274)
Hang Seng Index Future	Goldman Sachs	7	8,718,850	11/29/2018		2,631
Long Gilt Future	Goldman Sachs	4	489,640	12/27/2018		9,567
MSCI Emerging Markets Future	Goldman Sachs	18	861,030	12/21/2018		(76,275)
S&P/TSX 60 IX Future	Goldman Sachs	31	5,544,040	12/20/2018		(253,856)
S&P 500 E-mini Future	Goldman Sachs	25	3,388,875	12/21/2018		(2,862)
Topix Index Future	Goldman Sachs	4	65,640,000	12/13/2018		(448)
US 10 Year Note (CBT)	Goldman Sachs	42	4,974,375	12/19/2018		(6,497)
TOTAL FUTURES CONTRACTS PURCHASED						(698,174)

SHORT FUTURES CONTRACTS ** - (0.0)%
10 Year Mini JGB Future	Goldman Sachs	(48)	(722,544,000)	12/12/2018		(11,747)
Dax Index Future	Goldman Sachs	(5)	(1,432,188)	12/21/2018		10,499
IBEX 35 Index Future	Goldman Sachs	(3)	(266,592)	11/16/2018		(999)
SPI 200 Futures	Goldman Sachs	(19)	(2,754,050)	12/20/2018		7,812
TOTAL FUTURES CONTRACTS SOLD						5,565

					Exercise Price	Value
OPTIONS WRITTEN *+ - (0.1)%
WRITTEN CALL FUTURE OPTIONS - (0.1)%
Swiss Market Index Option	Morgan Stanley	(70)	(1,420,524)	12/21/2018	CHF $8,921	(14,122)
Swiss Market Index Option	Morgan Stanley	(20)	(467,823)	12/21/2018	CHF $8,951	(7,182)
Swiss Market Index Option	Morgan Stanley	(110)	(2,265,870)	12/21/2018	CHF $8,997	(4,651)
Swiss Market Index Option	Morgan Stanley	(40)	(722,419)	12/21/2018	CHF $9,042	(22,525)
TOTAL WRITTEN FUTURE OPTIONS - (Premium - $47,938)						(48,480)

CHF - Swiss Franc

ETF - Exchange Traded Fund

EUR - Euro

*	Non income producing security.

+	Each option contract allows holder to purchase/sell 100 shares of the underlying security at the exercise price.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $13,066,387.

^^	Variable rate security. Interest rate is as of October 31, 2018.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

#	The Trust’s securities lending policies and procedures require that the borrower. (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments LLC)

High-yield bonds, as measured by the ICE BofA ML US Cash Pay High-Yield Index, outperformed investment-grade corporate bonds, as measured by the ICE BofA ML US Corporate Index, and Treasury bonds, as measured by the ICE BofA ML US Treasury Index, during the most recent fiscal quarter and fiscal year. In the three-month period ended October 31, 2018, high- yield bonds fell 0.4 percent, investment-grade corporate bonds fell 1.1 percent, while Treasury bonds declined 0.7 percent. This outperformance of high -yield bonds caps off a relatively strong outperformance in the full fiscal year, when high-yield bonds increased 0.8 percent versus a 2.8 percent decline for investment-grade corporate bonds and a decline of 2.1 percent for Treasury bonds. In 2017, the Fed increased the Fed Funds rate three times for a total increase of 0.75 percent. For 2018, investors were given guidance that three increases could be on the way with a possibility of a fourth. The first three of these increases occurred on March, June and September with the possibility of another one coming in December.

The first half of the fiscal year was a tale of two halves for the high-yield market. In the first fiscal quarter, Congress made surprising progress on U.S. tax reform, supporting investors moving capital back into the asset class currently offering attractive spread levels and all-in yields. Positive investor sentiment continued into December as the market was able to easily absorb the passage of the GOP tax bill, a Fed rate hike, and multi-year highs in oil prices. The narrative for corporate fundamentals continued to improve amid upgrades to global growth expectations and optimism around the impact of GOP tax reform. However, toward the beginning of the second fiscal quarter, optimism began to wane as U.S. Treasury yields surged to reach the highest levels seen since 2014. Negative investor sentiment translated into outflows from the asset class, creating a negative technical environment and driving spreads wider. The volatility continued in the third fiscal quarter. Most topical were investor concerns related to U.S. trade policy and the potential impact on global growth expectations. In the final quarter of the fiscal year, equity markets suffered their largest monthly decline in seven years in October, as investors faced softening growth in Europe and emerging markets, Saudi Arabia-driven geopolitical concerns, Italy’s budget woes, Brexit, and a multi-year high in the U.S. treasury rate. Amid the turmoil, credit spreads in high yield debt markets, while wider, actually held in relatively well. Primary issuance remained subdued in October in response to heightened market volatility. The high-yield market remains significantly undersupplied so far in 2018, contributing to a supportive technical environment.

The Sub-Adviser’s approach to high-yield is generally focused on single-B and higher-rated debt, and has limited exposure to triple-C rated bonds. High-yield bonds rated double-B and single-B, as measured by the Bloomberg Barclays US High-Yield Ba/B 2% Issuer Capped Index, experienced a 156 basis point increase in yield from beginning to end of the fiscal year. Although the yield has increased to 6.23 percent since the beginning of the fiscal year, it is still well below the five year high of 7.63 percent that occurred in January 2016.

For the first three quarters of the fiscal year, the Fund benefited relatively from security selection while sector selection served as a slight detraction for the period. For the final quarter of the fiscal year, security selection was the main culprit, with sector selection having a relatively muted impact. From a sector selection standpoint, the Fund benefited from the cash position and overweight allocation to the REIT sector. However, these contributions were roughly offset by the impact of an underweight allocation to consumer non-cyclicals and off benchmark holdings. From a security selection standpoint, contributions from energy names were more than offset by detractions in the basic industry, finance company, and technology sectors. Two holdings that detracted from Fund performance over the most recent fiscal quarter and year were the Sanchez Energy Corp 6.125% 1/15/2023 (79970YAD7) (holding weight*: 0.13 percent) and the Altice Luxembourg SA 7.625% 02/15/25(02154VAB7) (holding weight*: 0.87 percent). These bonds detracted 50.1 percent and 14.7 percent, respectively.

The largest positions within the Fund came from the communications sector and had a meaningful impact on performance. For example, the Fund continued to hold the Sprint Corp. 7.875% bond maturing in 2023 (85207UAF2) (holding weight*: 3.01 percent). Sprint is currently the fourth largest wireless carrier in the United States, and during the most recent fiscal quarter, the Sprint Corp. bond increased 2.1 percent, resulting in a 2.7 percent increase for the full fiscal year. The selloff in the first fiscal quarter was triggered with the withdrawal of Sprint’s acquisition of T-Mobile in mid-November. The subsequent rally was sparked by the announcement of T-Mobile’s acquisition of Sprint. The second largest holding in the Fund at the end of the most recent fiscal year was the CSC Holdings LLC 5.5 4/15/27 (126307AQ0) (holding weight*: 1.53 percent), a subsidiary of Altice SUA Inc. (ATUS) (not held) that provides cable and internet services to consumers. During the most recent fiscal year, the CSC Holding bond detracted from performance within the Fund, declining 1.4 percent.

The Sub-Adviser believes that sales and earnings should remain strong for the next two quarters; however, momentum has peaked suggesting slower earnings growth ahead. At an option-adjusted spread of 350-375, valuations imply a default rate of 2 percent. It believes that value looks fair versus the cycle and marginally cheap over the six-month horizon. The technical backdrop remains positive overall, with volatile flows and continued light primary calendar. Trade war fears and commodity price movement may continue to have outsized influence day-to-day. However, the Sub-Adviser believes that investors will experience sustained gains from credit and see credit spreads tighten once the equity markets find stability.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

		Annualized	Annualized	Annualized Since
	One Year	Five Years	Ten Years	Inception(7/1/05)
Class N	(0.80)%	2.92%	7.81%	4.92%
Class C	(1.43)%	2.20%	7.04%	4.15%
Class A with load of 4.50%	(5.41)%	1.71%	7.05%	3.98%*
Class A without load	(1.04)%	2.65%	7.55%	4.39%*
BofA ML BB-B U.S. Non-Distressed HY Index	0.34%	4.18%	8.87%	5.98%
Barclays U.S. Corporate High-Yield Bond	0.28%	4.23%	9.71%	6.40%
Ba/B 2% Issuer Capped Index** Morningstar High-Yield Bond Category	0.13%	3.35%	8.93%	5.47%

*	Class A commenced operations on January 3, 2007.

**	Change in the Fund’s benchmark. As a result, the Fund’s performance is compared to both indices in the table above.

BofA ML BB-B U.S. Non-Distressed HY Index is an unmanaged portfolio constructed to mirror the public high- yield corporate debt market and is a subset of the Merrill Lynch High Yield Master II Index.

Barclays U.S. Corporate High- Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.20% for Class N, 1.95% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2018

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 96.2%
AEROSPACE/DEFENSE - 0.9%
Triumph Group, Inc.	$783,000	4.875	4/1/2021	$741,423
UAL 2007-1 Pass Through Trust	245,888	6.636	7/2/2022	257,875
				999,298
AUTO MANUFACTURERS - 0.9%
Allison Transmission, Inc. - 144A	551,000	5.000	10/1/2024	536,189
JB Poindexter & Co., Inc. - 144A	528,000	7.125	4/15/2026	546,480
				1,082,669
AUTO PARTS & EQUIPMENT - 0.7%
Delphi Technologies PLC - 144A	890,000	5.000	10/1/2025	805,450

BUILDING MATERIALS - 0.5%
Standard Industries, Inc. - 144A	550,000	6.000	10/15/2025	543,125

CHEMICALS - 4.5%
Consolidated Energy - 144A	685,000	6.875	6/15/2025	700,413
GCP Applied Technologies - 144A	211,000	5.500	4/15/2026	204,406
Kraton Polymers LLC. - 144A	855,000	7.000	7/15/2025	805,838
NOVA Chemicals Corp. - 144A	1,150,000	5.000	5/1/2025	1,055,125
OCI NV - 144A	563,000	6.625	4/15/2023	579,186
Rayonier AM Products, Inc. -144A	700,000	5.500	6/1/2024	658,000
Starfruit US -144A ^	628,000	8.000	10/1/2026	610,730
Trinseo Materials Operating SCA - 144A	555,000	5.375	9/1/2025	515,762
				5,129,460
COAL - 0.7%
SunCoke Energy Partners LP - 144A	810,000	7.500	6/15/2025	826,200

COMMERCIAL SERVICES - 4.3%
ADT Corp.	104,000	6.250	10/15/2021	107,640
ADT Corp.	761,000	4.125	6/15/2023	707,730
Ahern Rentals, Inc. - 144A	565,000	7.375	5/15/2023	525,450
Cimpress NV - 144A	830,000	7.000	6/15/2026	833,113
Graham Holdings Co. - 144A	527,000	5.750	6/1/2026	532,270
Great Lakes Dredge & Dock Corp.	535,000	8.000	5/15/2022	547,038
Jurassic Holdings III - 144A ^	555,000	6.875	2/15/2021	521,700
Refinitiv US Holdings, Inc. - 144A	179,000	6.250	5/15/2026	178,329
Refinitiv US Holdings, Inc. -144A	349,000	8.250	11/15/2026	340,275
United Rentals North AM	585,000	6.500	12/15/2026	592,892
				4,886,437
COMPUTERS - 2.6%
Dell International LLC - 144A	110,000	7.125	6/15/2024	116,507
Diebold Nixdorf, Inc. ^	773,000	8.500	4/15/2024	486,990
Everi Payments, Inc. - 144A	725,000	7.500	12/15/2025	723,188
Harland Clarke Holdings Corp. - 144A	835,000	8.375	8/15/2022	757,763
Seagate HDD Cayman	925,000	4.875	3/1/2024	876,132
				2,960,580
COSMETICS/PERSONAL CARE - 1.0%
Coty, Inc. - 144A ^	575,000	6.500	4/15/2026	537,625
First Quality Finance Co., Inc. - 144A	600,000	5.000	7/1/2025	553,500
				1,091,125
DISTRIBUTION/WHOLESALE - 0.7%
H&E Equipment Services, Inc.	820,000	5.625	9/1/2025	783,100

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2018

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 96.2% (Continued)
DIVERSIFIED FINANCIAL SERVICES - 5.2%
Alliance Data Systems Corp. - 144A	$850,000	5.875	11/1/2021	$866,830
Credit Acceptance Corp.	266,000	7.375	3/15/2023	275,310
Enova International, Inc. - 144A	765,000	8.500	9/1/2024	722,925
Enova International, Inc. - 144A	400,000	8.500	9/15/2025	381,000
LPL Holdings, Inc. - 144A	775,000	5.750	9/15/2025	754,656
Navient Corp.	1,075,000	5.625	8/1/2033	879,544
Quicken Loans, Inc. - 144A ^	875,000	5.750	5/1/2025	847,656
Springleaf Finance Corp.	800,000	6.875	3/15/2025	768,000
Springleaf Finance Corp.	238,000	7.125	3/15/2026	225,951
Travelport Corporate Finance PLC - 144A	278,000	6.000	3/15/2026	279,390
				6,001,262
ELECTRIC - 0.5%
Clearway Energy Operating LLC	565,000	5.375	8/15/2024	561,822

ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Energizer Gamma Acquisition, Inc. - 144A ^	575,000	6.375	7/15/2026	576,438
EnerSys - 144A	719,000	5.000	4/30/2023	713,608
				1,290,046
ELECTRONICS - 1.3%
Ingram Micro, Inc. +	817,000	5.450	12/15/2024	797,435
TTM Technologies, Inc. - 144A	750,000	5.625	10/1/2025	733,125
				1,530,560
ENERGY - 0.6%
Pattern Energy Group, Inc. - 144A	739,000	5.875	2/1/2024	735,305

ENGINEERING & CONSTRUCTION - 1.7%
frontdoor, Inc.- 144A	560,000	6.750	8/15/2026	572,600
Tutor Perini Corp. - 144A	850,000	6.875	5/1/2025	853,188
Weekley Homes LLC ^	547,000	6.000	2/1/2023	527,855
				1,953,643
ENTERTAINMENT - 2.1%
Eldorado Resorts - 144A	740,000	6.000	9/15/2026	726,606
International Game Technology PLC - 144A	520,000	6.500	2/15/2025	529,100
LHMC Finco Sarl - 144A	605,000	7.875	12/20/2023	611,353
Scientific Games International, Inc. - 144A	605,000	7.875	12/20/2023	550,175
				2,417,234
FOOD - 2.7%
Albertsons Companies LLC	1,042,000	5.750	3/15/2025	922,170
JBS USA LLC - 144A	808,000	5.875	7/15/2024	796,082
JBS USA LLC - 144A	204,000	5.750	6/15/2025	196,605
Land O’ Lakes Capital Trust - 144A	318,000	7.450	3/15/2028	344,633
Pilgrim’s Pride Corp. - 144A	880,000	5.875	9/30/2027	800,800
				3,060,290
FOREST PRODUCTS & PAPER - 0.2%
Cascades, Inc. - 144A	183,000	5.500	7/15/2022	182,543
Cascades, Inc. - 144A	102,000	5.750	7/15/2023	100,980
				283,523

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2018

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 96.2% (Continued)
HEALTHCARE- PRODUCTS - 0.3%
Ortho-Clinical Diagnostics, Inc. - 144A	$331,000	6.625	8/15/2022	$319,746

HEALTHCARE-SERVICES - 2.6%
Centene Escrow I Corp. - 144A	547,000	5.375	6/1/2026	556,573
Community Health Systems, Inc. ^	213,000	5.125	8/1/2021	202,883
HCA, Inc.	1,012,000	5.375	2/1/2025	1,020,855
HCA, Inc.	300,000	5.250	6/15/2026	306,000
MEDNAX, Inc. - 144A	907,000	5.250	12/1/2023	908,134
				2,994,445
HOME BUILDERS - 1.1%
Mattamy Group Corp. - 144A	743,000	6.500	10/1/2025	702,135
William Lyon Homes, Inc.	547,000	6.000	9/1/2023	501,873
				1,204,008
HOUSEHOLD PRODUCTS - 0.5%
Central Garden & Pet Co.	600,000	5.125	2/1/2028	555,000

INSURANCE - 0.5%
AmWINS Group, Inc. - 144A	580,000	7.750	7/1/2026	597,400

INTERNET - 1.1%
Cogent Communications Group, Inc. - 144A	705,000	5.375	3/1/2022	712,931
Netflix, Inc.	563,000	5.875	2/15/2025	573,613
				1,286,544
INVESTMENT COMPANIES - 0.5%
FS Energy & Power Fund - 144A	542,000	7.500	8/15/2023	550,943

IRON/STEEL - 2.1%
AK Steel Corp. ^	475,000	6.375	10/15/2025	425,125
Cleveland-Cliffs, Inc. - 144A ^	325,000	4.875	1/15/2024	311,188
Cleveland-Cliffs, Inc.	600,000	5.750	3/1/2025	569,250
Commercial Metals Co. - 144A	462,000	5.750	4/15/2026	444,675
United States Steel Corp. ^	625,000	6.875	8/15/2025	615,625
				2,365,863
LODGING - 0.8%
Wyndham Worldwide Corp. +	575,000	5.400	4/1/2024	556,313
Wyndham Worldwide Corp. +	410,000	5.750	4/1/2027	381,813
				938,126
MACHINERY-CONSTRUCTION & MINING - 0.5%
Terex Corp. - 144A ^	559,000	5.625	2/1/2025	532,448

MACHINERY-DIVERSIFIED - 0.4%
Cleaver-Brooks, Inc. - 144A	419,000	7.875	3/1/2023	422,143

MEDIA - 9.7%
Altice Financing SA - 144A	825,000	7.500	5/15/2026	777,562
Altice France SA - 144A	885,000	7.375	5/1/2026	850,432
Altice France SA - 144A	213,000	8.125	2/1/2027	211,403
Altice Luxembourg SA - 144A	1,150,000	7.625	2/15/2025	984,688
Belo Corp.	676,000	7.750	6/1/2027	723,320
Block Communications, Inc. - 144A	898,000	6.875	2/15/2025	914,837
CCO Holdings LLC - 144A	232,000	5.875	4/1/2024	234,610
CCO Holdings LLC - 144A	275,000	5.375	5/1/2025	269,844

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2018

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 96.2% (Continued)
MEDIA - 9.7% (Continued)
CCO Holdings LLC - 144A ^	$378,000	5.000	2/1/2028	$353,194
CSC Holdings LLC - 144A	1,800,000	5.500	4/15/2027	1,732,500
DISH DBS Corp. ^	825,000	5.000	3/15/2023	724,969
EW Scripps Co. - 144A	579,000	5.125	5/15/2025	545,707
Gray Television, Inc. - 144A	482,000	5.125	10/15/2024	458,502
Gray Television, Inc. - 144A	103,000	5.875	7/15/2026	99,106
McGraw-Hill Global Education Holdings LLC - 144A ^	630,000	7.875	5/15/2024	539,437
Sirius XM Radio, Inc. - 144A	560,000	5.375	7/15/2026	548,800
Univision Communications, Inc. - 144A	885,000	5.125	5/15/2023	835,882
UPCB Finance IV Ltd. - 144A	300,000	5.375	1/15/2025	292,650
				11,097,443
METAL FABRICATE - 1.2%
Novelis Corp. - 144A	650,000	6.250	8/15/2024	645,125
Novelis Corp. - 144A	725,000	5.875	9/30/2026	685,125
				1,330,250
MINING - 1.9%
First Quantum Minerals Ltd. - 144A	473,000	7.250	4/1/2023	438,707
Freeport-McMoRan, Inc. ^	551,000	3.875	3/15/2023	511,052
Hi-Crush Partners LP - 144A ^	850,000	9.500	8/1/2026	678,937
Hudbay Minerals, Inc. - 144A	598,000	7.250	1/15/2023	598,000
				2,226,696
OIL & GAS - 8.4%
Callon Petroleum Co.	565,000	6.375	7/1/2026	563,587
Chaparral Energy, Inc. - 144A	450,000	8.750	7/15/2023	432,720
Endeavor Energy Resources LP - 144A	650,000	5.500	1/30/2026	671,125
Extraction Oil & Gas, Inc. - 144A	575,000	5.625	2/1/2026	488,750
Hilcorp Energy I LP - 144A	842,000	5.000	12/1/2024	797,795
Lonestar Resources America, Inc. - 144A	521,000	11.250	1/1/2023	571,797
MEG Energy Corp. - 144A	125,000	6.375	1/30/2023	120,937
MEG Energy Corp. - 144A	925,000	6.500	1/15/2025	959,687
Newfield Exploration Co. ^	550,000	5.375	1/1/2026	557,909
Noble Holding International Ltd.	407,000	7.750	1/15/2024	382,071
Noble Holding International Ltd. - 144A ^	495,000	7.875	2/1/2026	493,144
PBF Holding Co. LLC	100,000	7.250	6/15/2025	103,250
QEP Resources, Inc. ^	640,000	5.625	3/1/2026	604,800
Sanchez Energy Corp.	386,000	6.125	1/15/2023	144,750
Shelf Drilling Holdings Ltd. - 144A	550,000	8.250	2/15/2025	553,437
Southwestern Energy Co.	525,000	7.500	4/1/2026	536,812
Trinidad Drilling Ltd. - 144A	925,000	6.625	2/15/2025	929,625
Wildhorse Resource Development Corp.	639,000	6.875	2/1/2025	639,000
				9,551,196
OIL & GAS SERVICES - 3.0%
Apergy Corp. - 144A	373,000	6.375	5/1/2026	379,061
Calfrac Holdings LP - 144A ^	565,000	8.500	6/15/2026	511,325
Forum Energy Technologies, Inc.	605,000	6.250	10/1/2021	595,925
KCA Deutag UK Finance PLC - 144A	700,000	9.875	4/1/2022	679,000
Nine Energy Service, Inc. - 144A	265,000	8.750	11/1/2023	270,300
Pioneer Energy Services	563,000	6.125	3/15/2022	482,772
USA Compression Partners LP - 144A	528,000	6.875	4/1/2026	535,260
				3,453,643

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2018

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 96.2% (Continued)
PACKAGING & CONTAINERS - 2.3%
Crown Americas LLC - 144A	$256,000	4.750	2/1/2026	$242,240
Crown Cork & Seal Co., Inc.	392,000	7.375	12/15/2026	421,400
Intertape Polymer Group, Inc. - 144A	575,000	7.000	10/15/2026	576,437
Multi-Color Corp. - 144A	725,000	4.875	11/1/2025	665,187
Owens-Brockway Glass Container, Inc. - 144A	739,000	5.375	1/15/2025	719,601
				2,624,865
PHARMACEUTICALS - 1.3%
Bausch Health Cos, Inc. - 144A	1,150,000	5.875	5/15/2023	1,101,125
Endo Finance LLC - 144A	286,000	5.375	1/15/2023	245,245
Herbalife International, Inc. - 144A	87,000	7.250	8/15/2026	88,196
				1,434,566
PIPELINES - 4.1%
Cheniere Corpus Christi Holdings LLC	900,000	7.000	6/30/2024	975,375
Energy Transfer Equity LP	620,000	4.250	3/15/2023	615,350
Genesis Energy LP ^	900,000	6.000	5/15/2023	852,750
Holly Energy Partners LP - 144A ^	571,000	6.000	8/1/2024	575,282
SemGroup Corp.	875,000	5.625	7/15/2022	844,375
SemGroup Corp.	145,000	5.625	11/15/2023	137,750
Summit Midstream Holdings LLC	675,000	5.500	8/15/2022	671,625
				4,672,507
REAL ESTATE - 2.0%
Greystar Real Estate Partners LLC - 144A	610,000	5.750	12/1/2025	593,225
Kennedy-Wilson, Inc.	935,000	5.875	4/1/2024	902,275
Realogy Group LLC - 144A ^	905,000	4.875	6/1/2023	823,550
				2,319,050
REAL ESTATE INVESTMENT TRUSTS - 6.1%
CTR Partnership LP	623,000	5.250	6/1/2025	608,982
ESH Hospitality, Inc. - 144A	865,000	5.250	5/1/2025	820,669
GEO Group, Inc.	600,000	5.125	4/1/2023	565,500
GEO Group, Inc.	310,000	5.875	10/15/2024	289,013
GLP Capital LP	550,000	5.375	4/15/2026	547,937
Iron Mountain, Inc. - 144A	980,000	4.875	9/15/2027	877,100
iStar, Inc.	250,000	6.000	4/1/2022	250,625
iStar, Inc.	733,000	5.250	9/15/2022	711,010
MPT Operating Partnership LP	769,000	5.000	10/15/2027	724,552
Sabra Health Care LP	700,000	5.125	8/15/2026	671,243
Starwood Property Trust, Inc.	1,000,000	4.750	3/15/2025	955,000
				7,021,631
RETAIL - 3.1%
Brinker International, Inc. - 144A	413,000	5.000	10/1/2024	390,285
Conn’s, Inc. ^	584,000	7.250	7/15/2022	580,350
FirstCash, Inc. - 144A	450,000	5.375	6/1/2024	445,500
Golden Nugget, Inc. - 144A	221,000	8.750	10/1/2025	227,630
Lithia Motors Inc - 144A	575,000	5.250	8/1/2025	543,375
Party City Holdings, Inc. - 144A ^	562,000	6.625	8/1/2026	547,950
Staples, Inc. - 144A ^	877,000	8.500	9/15/2025	798,070
				3,533,160

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2018

	Principal	Interest		Maturity
Security	Amount	Rate %		Date	Value
BONDS & NOTES - 96.2% (Continued)
SOFTWARE - 1.8%
CDK Global, Inc.	$489,000	5.875		6/15/2026	$493,279
Donnelley Financial Solutions, Inc.	770,000	8.250		10/15/2024	796,950
Infor, Inc.	304,000	6.500		5/15/2022	304,760
Rackspace Hosting, Inc. - 144A ^	550,000	8.625		11/15/2024	518,375
					2,113,364
TELECOMMUNICATIONS - 8.1%
Anixter, Inc. - 144A	390,000	6.000		12/1/2025	391,950
C&W Senior Financing Designated Activity Co. - 144A	633,000	6.875		9/15/2027	606,097
CenturyLink, Inc. ^	800,000	6.750		12/1/2023	818,000
Frontier Communications Corp.	915,000	9.000		8/15/2031	567,300
Hughes Satellite Systems Corp.	816,000	6.625		8/1/2026	779,280
Inmarsat Finance PLC - 144A	575,000	6.500		10/1/2024	568,531
Intelsat Jackson Holdings SA	1,235,000	5.500		8/1/2023	1,108,412
Intelsat Jackson Holdings SA - 144A	384,000	8.500		10/15/2024	377,760
Sprint Corp.	3,185,000	7.875		9/15/2023	3,407,950
Telesat LLC - 144A	611,000	8.875		11/15/2024	652,242
					9,277,522
TRUCKING & LEASING - 0.6%
Avolon Holdings Funding Ltd. - 144A	725,000	5.125		10/1/2023	713,218

TOTAL BONDS & NOTES (Cost - $114,155,413)					110,076,906

	Shares
SHORT-TERM INVESTMENT - 2.8%
MONEY MARKET FUND - 2.8%
First American Government Obligations Fund - Class Z	3,181,216	1.550	+		$3,181,216
TOTAL SHORT-TERM INVESTMENT (Cost - $3,181,216)

COLLATERAL FOR SECURITIES LOANED - 13.7%
Mount Vernon Prime Portfolio # (Cost - $15,645,300)	15,645,300	2.390	+		15,645,300

TOTAL INVESTMENTS - 112.7% (Cost - $132,981,929)					$128,903,422
LIABILITIES IN EXCESS OF OTHER ASSETS - (12.7)%					(14,521,632)
NET ASSETS - 100.0%					$114,381,790

^	All or a portion of these securities are on loan. Total loaned securities had a value of $15,148,897 at October 31, 2018.

+	Variable rate security. Interest rate is as of October 31, 2018.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2018 the total market value of 144A securities is $68,138,389 or 59.57% of net assets.

LLC - Limited Liability Corporation

LP - Limited Partnership

PLC - Public Limited Company

Portfolio Composition ** - (Unaudited)
B1	16.1%	Ba1	5.1%
B2	16.1%	Caa2	2.6%
B3	16.1%	Short-Term Investment	2.5%
Collateral For Securities Loaned	12.1%	Baa3	1.0%
Ba3	11.8%	Caa3	0.8%
Ba2	9.1%	Other	0.7%
Caa1	6.0%	Total	100.0%

**	Based on total value of investments as of October 31, 2018. Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Dividend Fund (Unaudited)
Message from the Sub-Adviser (Sungarden Fund Management, LLC)

The Sub-Adviser believes U.S stock markets over the fiscal year ended October 31, 2018 have been characterized by periods of calm interrupted by sudden, violent selloffs and persistently negative returns for most other major asset classes outside of the U.S. equity markets. The Sub-Adviser points out that international stocks, as well as high-quality bonds, produced negative returns over the fiscal year period. The Sub-Adviser feels that while exposure to the outperforming S&P 500 Index allowed moderate and conservatively allocated portfolios to limit losses to low single-digits, it should be emphasized that without the S&P 500 and NASDAQ indices’ influence, balanced portfolios would have suffered tremendously. The Sub-Adviser believes this is a key theme going forward and that most investors and financial advisors are either not aware of it or complacent about it. Conservative strategies, as measured by the Dow Jones Moderately Conservative Portfolio Index, fell 0.4 percent over the fiscal year ended October 31, 2018.

The investment objective of the Fund is to provide income while preserving capital during market downturns. A secondary investment objective of the Fund is capital appreciation. The Sub-Adviser seeks to achieve the current income and capital appreciation of the Fund’s investment objective through an income and yield oriented portfolio, which is achieved through equity dividends primarily through common stocks, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Fund invests principally in securities of companies the Sub-Adviser believes to be undervalued but also may invest in securities of companies that the Sub-Adviser believes to have the potential for long- term growth. The Fund’s Sub-Adviser seeks to achieve the Fund’s capital preservation investment objective by using securities such as inverse exchange-traded funds (“ETFs”), which aim to deliver performance opposite a major stock index (e.g., S&P 500); put options on indexes, ETFs, and individual securities; and cash in an attempt to protect the Fund against market declines.

Holdings that contributed positively to the Fund return included Verizon Communications Inc. (VZ) (holding percentage*: 3.03 percent), a company that offers communications, information, and entertainment products and services to consumers, businesses, and governmental agencies worldwide. The company is well positioned to benefit from the conversion to 5G technology in the wireless industry. The holding had a 12-month dividend yield of 4.2 percent and returned 25.0 percent for the fiscal year. Another top contributor to the Fund during the fiscal year was Kohl's Corporation (KSS) (holding weight**: 1.02 percent), a retailer in the United States. The Sub-Adviser felt that the stock price had perhaps gone up too quickly along with a run- up in the retail sector and that price increase provided an opportunity to book a profit. The Sub-Adviser decided to liquidate the position. The holding increased at annualized rate of 28.0 percent during the time owned during the fiscal year and paid a 3.1 percent dividend yield. Another top performer for the Fund was Cisco Systems, Inc. (CSCO) (holding weight*: 1.83 percent), a company that designs, manufactures, and sells Internet Protocol based networking and other products related to the communications and information technology industry worldwide. CSCO has been a leading performer in the technology space as well as benefitting from the overall rising tide in the technology sector. For the fiscal year, the holding increased 36.2 percent and paid a dividend yield of 2.8 percent.

One of the Fund’s top detractors to returns includes General Electric Co. (GE) (holding percentage**: 0.78 percent), a worldwide infrastructure and technology company. The holding had a 12- month dividend yield of 4.8 percent and experienced a 25.9 percent decline over the fiscal year. The Sub-Adviser decided to liquidate the position on March 14, 2018. One of the Fund’s core telecommunications holdings, AT&T (T) (holding percentage**: 2.75 percent), a company that provides communications and digital entertainment services, declined 7.6 percent over the fiscal year and paid out a 6.5 percent 12-month dividend yield. AT&T’s recent acquisitions have not added value to the stock. While the dividend continued to be strong, the Sub-Adviser decided the poor price performance did not justify holding the position for the dividend. The Sub-Adviser liquidated the holding on October 26, 2018. Another laggard for the Fund was Compass Minerals International, Inc. (CMP) (holding weight**: 1.51 percent), a company that produces and sells salt, and specialty plant nutrition and chemical products primarily in the United States, Canada, Brazil, and the United Kingdom. During the period, CMP had a production issue with its main salt mine. The holding fell 23.8 percent during the fiscal year and paid a dividend yield of 5.9 percent.

The Sub-Adviser has spent time during the last fiscal year prioritizing defensive positioning, with an expectation that the U.S. stock market, particularly the S&P 500 and NASDAQ, would join bonds in a "bear market." So far, in 2018, there have been three rapid market dives that have scared investors, but none of the moves followed through to the downside enough for the Fund to fully take advantage of the downside protection. October provided an example of what defensive positioning can do for the Fund. During the last month of the fiscal year, the S&P 500 Index fell by 9.2 percent while the Dow Jones Moderately Conservative Index fell by 3.3 percent. The Sub-Adviser has a portion of the Fund invested to be defensive, which can turn into a positive by exploiting down markets. These hedging positions in the Fund can complement the tactical income focus. Amidst the volatile environment, the Sub-Adviser believes that its self-described "bend, but don't break" approach helped sidestep much of the decline and the Fund outperformed the benchmark during the fiscal period. The Sub-Adviser’s view is that the Fund’s performance versus the benchmark can be a result of whether the period experiences high or low volatility; during periods of low volatility, the Sub-Adviser’s emphasis on options to protect the portfolio will temporarily drag on returns. However, the performance gap can be quickly made up when the stock markets become more volatile. This is not a long-term strategy for the Fund, but during what the Sub-Adviser believes is a very late stage bull market period, the Sub-Adviser feels it provides a better chance of achieving the Fund's objectives. However, consistently high dividend income continues to be an ever-present feature of the Fund's strategy.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

**	Holdings not held during period referenced.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

		Annualized Since
	One Year	Inception (8/31/2016)
Class N	(0.38)%	(0.81)%
Class C	(1.35)%	(1.76)%
Class A with load of 5.75%	(6.30)%	(3.65)%
Class A without load	(0.57)%	(0.99)%
Dow Jones Moderately Conservative Portfolio Index	(0.42)%	2.85%
Morningstar Long/Short Equity Category	(0.29)%	4.34%

The Dow Jones Moderately Conservative Portfolio Index is a member of the Relative Risk Index Series and designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor's desired risk profile. The Dow Jones Moderately Conservative Portfolio Index risk level is set to 40% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months). Investors cannot invest directly in an index or benchmark.

The Morningstar Long/Short Equity Category is generally representative of long/short portfolios that hold at least 75% of their assets in equity securities that are both long and short positions and their related derivatives.

As disclosed in the Trust’s latest registration statement as supplemented, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.39% for Class N, 2.39% for Class C and 1.64% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1- 800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Alternative Dividend Fund
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 39.2%
ELECTRIC - 6.4%
Duke Energy Corp. ^	22,400	$1,850,912
Entergy Corp. ^	21,400	1,796,530
		3,647,442
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
Emerson Electric Co.	7,600	515,888

FOOD - 3.0%
General Mills, Inc.	39,500	1,730,100

INSURANCE - 2.1%
Prudential Financial, Inc.	12,600	1,181,628

LODGING - 1.0%
Las Vegas Sands Corp.	10,500	535,815

OIL & GAS - 4.0%
Chevron Corp.	10,400	1,161,160
Exxon Mobil Corp.	14,200	1,131,456
		2,292,616
PHARMACEUTICALS - 3.1%
AbbVie, Inc.	7,500	583,875
CVS Health Corp. ^	16,600	1,201,674
		1,785,549
REAL ESTATE INVESTMENT TRUSTS - 5.4%
Public Storage, Inc. ^	5,800	1,191,726
Simon Property Group, Inc. ^	10,300	1,890,256
		3,081,982
RETAIL - 2.9%
Foot Locker, Inc.	11,000	518,540
McDonald's Corp.	6,500	1,149,850
		1,668,390
SEMICONDUCTORS - 2.1%
Intel Corp.	25,000	1,172,000

TELECOMMUNICATIONS - 6.3%
BCE, Inc.	15,000	583,200
Cisco Systems, Inc. ^	25,000	1,143,750
Verizon Communications, Inc.	33,100	1,889,679
		3,616,629
TRANSPORTATION - 2.0%
United Parcel Service, Inc.	10,700	1,139,978

TOTAL COMMON STOCKS (Cost - $21,187,283)		22,368,017

EXCHANGE TRADED FUNDS - 32.4%
COMMODITY EXCHANGE TRADED FUND - 3.0%
SPDR Gold Shares ETF ^	15,000	1,727,250

DEBT EXCHANGE TRADED FUNDS - 8.1%
iShares 1-3 Year Treasury Bond ETF	28,000	2,326,240
iShares 7-10 Year Treasury Bond ETF ^	23,000	2,315,180
		4,641,420

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Alternative Dividend Fund (Continued)
October 31, 2018

Security	Shares	Value
EXCHANGE TRADED FUNDS - 32.4% (Continued)
EQUITY EXCHANGE TRADED FUNDS - 21.3%
Consumer Staples Select Sector SPDR Fund	32,000	$1,760,320
ProShares Short S&P 500 ETF ^	150,000	4,390,500
Real Estate Select Sector SPDR Fund ETF	54,000	1,732,860
Utilities Select Sector SPDR Fund ETF ^	25,000	1,342,250
Vanguard Dividend Appreciation ETF	28,000	2,902,480
		12,128,410
TOTAL EXCHANGE TRADED FUNDS (Cost - $18,520,346)		18,497,080

	Counterparty	Contracts**	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS * - 2.0%
PURCHASED PUT OPTIONS * - 1.5%
iShares MSCI Emerging Markets ETF	Pershing	1,000	$3,916,000	$38.00	12/21/2018	$111,000
Invesco QQQ Trust Series	Pershing	125	2,122,750	165.00	11/16/2018	34,375
Invesco QQQ Trust Series	Pershing	125	2,122,750	160.00	12/21/2018	39,125
S&P 500 Index	Pershing	75	20,338,050	2,550.00	12/21/2018	217,125
S&P 500 Index	Pershing	50	13,558,700	2,600.00	12/21/2018	193,000
S&P 500 Index	Pershing	50	13,558,700	2,650.00	12/21/2018	257,000
TOTAL PURCHASED PUT OPTIONS (Cost - $1,392,607)						851,625

PURCHASED CALL OPTIONS * - 0.5%
SPDR Gold Shares	Pershing	500	5,757,500	120.00	1/18/2019	45,000
S&P 500 Index	Pershing	30	8,135,220	2,725.00	11/16/2018	108,300
S&P 500 Index	Pershing	30	8,135,220	2,750.00	12/21/2018	157,650
TOTAL PURCHASED CALL OPTIONS (Cost - $373,251)						310,950
TOTAL PURCHASED OPTIONS (Cost - $1,765,858)						1,162,575

		Interest
Security	Shares	Rate	Value
SHORT-TERM INVESTMENT - 35.7%
MONEY MARKET FUND - 35.7%
Invesco Short-Term Investments Trust Treasury Portfolio - Institutional Class	20,379,954	1.62%+	20,379,954
TOTAL SHORT-TERM INVESTMENT (Cost - $20,379,954)

COLLATERAL FOR SECURITIES LOANED - 26.6%
Mount Vernon Prime Portfolio # (Cost - $15,186,887)	15,186,887	2.39%+	15,186,887

TOTAL INVESTMENTS - 135.9% (Cost - $77,040,328)			$77,594,513
LIABILITIES IN EXCESS OF OTHER ASSETS - (35.9)%			(20,513,518)
NET ASSETS - 100.0%			$57,080,995

*	Non-Income producing security.

**	Each Purchased Put Option and Call Option contract allows the Fund to sell/buy 100 shares of the underlying security at the exercise price.

+	Variable rate security. Interest rate is as of October 31, 2018

^	All of a portion of these securities are on loan. Total loaned securities had a value of $14,766,803 at October 31, 2018.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

ETF - Exchange Traded Fund

Portfolio Composition * - (Unaudited)
Short-Term Investment	26.3%	Energy	3.0%
Exchange Traded Funds	23.8%	Consumer, Cyclical	2.8%
Collateral for Securities Loaned	19.6%	Industrial	2.1%
Financial	5.5%	Technology	1.5%
Utilities	4.7%	Purchased Options	1.5%
Communications	4.7%	Total	100.0%
Consumer, Non-Cyclical	4.5%

*	Based on total value of investments as of October 31, 2018.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Allianz Global Investors U.S. LLC)

Since 2013, the United States Federal Reserve began to reverse course on its eased monetary policy. However, it was not until the end of 2015 that the first interest rate increase took place to bring the lower bound of the overnight rate above zero, and the pace of additional interest rate increases was slow until the end of 2016. Therefore, the “fear of rising rates” has not presented a significant problem for bond investors until the last two years. During the most recent fiscal year, the Fed raised rates four times, which placed upward pressure on U.S. 10- Year Treasury yields, as measured by the BofA Merrill Lynch U.S. Treasury 10-Year Index. During the fiscal year, the U.S. 10-Year Treasury fell 4.4 percent. As rising U.S. yields generally correlate with a rising dollar, foreign currencies broadly slumped against the U.S. dollar, as measured by the Deutsche Bank US Dollar Index, by 4.4 percent. This tightening policy stance taken by the U.S. Fed provided some breathing room for foreign central banks to continue their own tightening policies to keep local inflation in check.

Japan has long struggled to harness an inflation figure suitable for healthy economic expansion. Its central bank has targeted a near-zero yield on its 10-year government debt in an effort to encourage its investors to seek returns in its publicly traded companies. Nonetheless, Japan’s debt market remains one of the largest in the world. The Central Bank of Japan has maintained significantly accommodative monetary policies to spur growth, which has generally been to the detriment of the Yen. During the most recent fiscal quarter, the Yen slid 1.0 percent versus the U.S. dollar. However, the Yen had gained versus the U.S. dollar by 0.6 percent over the fiscal year. During the fiscal year, the largest holding in the Fund, Japan’s 2.1% government bond maturing in December 2027 (B2B35B7) (holding weight*: 7.31 percent), increased only 0.1 percent when priced in local currency. When converted to U.S. dollars, the flat return changed to a 0.7 percent gain during the same period due to the relative appreciation of the Yen. Although issued by a Japanese company, Sumitomo Mitsui Financial Group Inc. adjustable rate bond maturing in 2023 (86562MAW0) (holding weight*: 0.69 percent) issues its debt in U.S. dollars. Therefore, its 0.9 percent gain in the final fiscal quarter does not require any currency adjustment.

Throughout the fiscal year, the United Kingdom represented the second -largest country allocation in the Fund. The Fund’s exposure to the United Kingdom continued to be allocated between both government bonds and local corporate bonds. For example, the Fund not only held the United Kingdom 4.5% government bond maturing in 2042 (B1VWPJ5) (holding weight*: 0.97 percent), but also held the Britain-based insurer Lloyds Bank PLC 6.5% bond maturing in 2020 (B4XSGX3) (holding weight*: 0.67 percent) and the British multinational bank HSBC 6% bond maturing in 2019 (B51JX89) (holding weight*: 0.64 percent). During the fiscal year, the United Kingdom government bond increased 3.1 percent while the Lloyds Bank and HSBC bonds declined 0.1 percent each. Only the United Kingdom government bond was issued in British pounds, as the Lloyds Bank and HSBC bonds were issued in Euros. Therefore, the United Kingdom government bond’s gain was completely erased by the pound’s 3.9 percent slide versus the U.S. dollar. As the Euro fared better than the pound, only a 2.9 percent decline versus the dollar, the two banks’ slightly negative returns suffered a lesser downward adjustment when currency conversion was factored into performance.

One of the greatest struggles within the Fund during the fiscal year was through its exposure to Italy. Italian debt, such as the government-issued Buoni Poliennali del Tesoro 5% bond maturing in 2040 (B415B86) (holding weight*: 0.95 percent) was amongst the Fund’s poorest performers, as it declined 12.1 percent over the fiscal year. Italy’s debt decline was further exacerbated by the 2.9 percent decline in the Euro versus the U.S. dollar. Another European Union member to the north saw a lesser decline in its debt during the same time period. The Netherlands-based Deutsche Telekom 0.625% bond maturing in 2023 (BD1DGH7) (holding weight*: 0.77 percent) declined 1.1 percent over the fiscal year, as the conversion of Euros to U.S. dollars detracted an additional 2.9 percent. One of the strongest performers on the European mainland was the Deutschland 2.50% bond maturing in 2044 (B7X7Y93) (holding weight*: 0.50 percent). This German bund increased 4.8 percent in local currency terms during the fiscal year, and even after the Euro’s 2.9 percent haircut versus the U.S. dollar, the bund sustained slightly more than a 1.8 percent positive return.

As the currency denomination of the debt often varies with different issuances, the Republic of Indonesia’s 2.15% bond maturing in 2024 (BF41YJ0) (holding weight*: 0.62 percent) was one of the best beneficiaries of issuing its debt with an external currency. The bond, issued in Euros, declined 4.0 percent when adjusted to U.S. dollars. However, had it used its local currency, it would have seen an additional 8.0 percent negative adjustment, as the Indonesia Rupiah plummeted 10.9 percent versus the U.S. dollar during the fiscal year. The Fund also held the Malaysia Government 3.9% bond maturing in 2026 (BD6RZ22) (holding weight*: 0.31 percent), which increased 3.9 percent over the same 12- month period, when measured in its local Malaysian Ringgits. The Ringgit gained 1.1 percent versus the U.S. dollar, aiding the Malaysia Government bond to be one of the strongest performers in the Fund over the fiscal year, up 5.0 percent.

The Sub-Adviser has generally maintained a slightly shorter duration in the Fund as it continues to monitor the status of U.S. interest rate increases and the ramifications for foreign bond markets. As global economic growth momentum has generally slowed, the Sub-Adviser believes that pressure is building for central banks, particularly in the most developed countries, to tighten rather than continue to ease monetary policy. Specifically, this was evidenced by the G6 money supply growth remaining below its long-term averages, indicating weaker growth and inflation dynamics ahead. Coupling this number with the yield curve flattening, enhances the Sub-Adviser’s concerns. Therefore, the Sub-Adviser stressed that regional divergences will likely become more apparent and that being selective regarding regional exposures will be even more important going forward.

* Holdings percentage(s) of total investments as of 10/31/2018.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

		Annualized Since
	One Year	Inception (11/1/13)
Class N	(4.08)%	(1.85)%
Class C	(4.72)%	(2.58)%
Class A with load of 4.50%	(8.66)%	(2.98)%
Class A without load	(4.32)%	(2.08)%
Barclays Global ex-US Aggregate Bond Index Unhedged	(2.09)%	(0.67)%
Morningstar World Bond Category	(1.73)%	0.95%

The Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.54% for Class N, 2.29% for Class C and 1.79% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442- 4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund
October 31, 2018

		Principal				Maturity
Security	Variable Rate	Amount		Interest Rate %		Date	Value
CORPORATE BONDS & NOTES - 37.5%
AGRICULTURE - 0.6%
BAT International Finance PLC		200,000	EUR	0.8750		10/13/2023	$224,339

APPAREL - 1.4%
LVMH Moet Hennessy Louis Vuitton SE		450,000	EUR	0.3750		5/26/2022	512,650

AUTO MANUFACTURERS - 1.2%
BMW Finance NV		400,000	EUR	0.7500		4/15/2024	449,341

BANKS - 15.2%
ABN AMRO Bank NV		200,000	EUR	6.3750		4/27/2021	260,161
Banco de Sabadell SA		300,000	EUR	0.6250		11/3/2020	344,541
Banco Santander SA	3 Month Euro LIBOR + 0.75%	200,000	EUR	0.4310	+	3/28/2023	224,817
BNP Paribas SA	3 Month Euro LIBOR + 0.62%	250,000	EUR	0.3010	+	5/22/2023	281,491
BPCE SA		100,000	EUR	4.6250		7/18/2023	130,496
CaixaBank SA		400,000	EUR	0.6250		11/12/2020	459,991
Commonwealth Bank of Australia	Euro 5 Year Swap Rate + 1.75%	200,000	EUR	2.0000	+	4/22/2027	230,817
Credit Agricole SA/London		200,000	EUR	1.8750		12/20/2026	228,089
Credit Suisse Group Funding Guernsey Ltd.		200,000	EUR	1.2500		4/14/2022	230,102
HSBC Holdings PLC		200,000	EUR	6.0000		6/10/2019	234,761
ING Bank NV	Euro 5 Year Swap Rate + 2.25%	200,000	EUR	3.6250	+	2/25/2026	241,413
KBC Group NV	Euro 5 Year Swap Rate + 1.98%	200,000	EUR	2.3750	+	11/25/2024	231,602
Lloyds Bank PLC		200,000	EUR	6.5000		3/24/2020	245,998
Mitsubishi UFJ Financial Group, Inc.	3 Month LIBOR + 0.86%	400,000	USD	3.3680	+	7/26/2023	400,917
National Australia Bank Ltd.		150,000	GBP	5.1250		12/9/2021	211,865
Nordea Bank AB	Euro 5 Year Swap Rate + 1.25%	200,000	EUR	1.0000	+	9/7/2026	226,483
Santander UK PLC		100,000	EUR	2.0000		1/14/2019	113,810
Societe Generale SA		100,000	EUR	0.7500		5/26/2023	114,437
Sumitomo Mitsui Financial Group, Inc.	3M LIBOR + 0.74%	250,000	USD	3.1888	+	1/17/2023	250,132
UBS Group Funding Switzerland AG		200,000	EUR	1.2500		9/1/2026	221,037
Westpac Banking Corp.		650,000	EUR	0.3750		3/5/2023	730,466
							5,613,426
BEVERAGES - 2.3%
Anheuser-Busch InBev SA/NV		300,000	EUR	0.8750		3/17/2022	345,467
Heineken NV		200,000	EUR	3.5000		3/19/2024	259,389
Pernod Richard SA		200,000	EUR	1.5000		5/18/2026	231,889
							836,745
CHEMICALS - 1.6%
Air Liquide Finance SA		500,000	EUR	0.7500		6/13/2024	572,575

ELECTRIC - 3.0%
Enel Finance International NV		200,000	EUR	1.9660		1/27/2025	230,409
Engie SA		300,000	EUR	2.3750		5/19/2026	372,802
Iberdrola Finanzas SAU		200,000	EUR	1.0000		3/7/2025	226,931
Innogy Finance BV		250,000	EUR	1.0000		4/13/2025	282,289
							1,112,431
ENGINEERING & CONSTRUCTION - 1.8%
ABB Finance BV		450,000	EUR	2.6250		3/26/2019	515,698
Heathrow Funding Ltd.		100,000	GBP	7.1250		2/14/2024	155,517
							671,215
FOOD - 0.6%
Danone SA		200,000	EUR	0.7090		11/3/2024	225,792

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2018

		Principal			Maturity
Security	Variable Rate	Amount		Interest Rate %	Date	Value
CORPORATE BONDS & NOTES - 37.5% (Continued)
INSURANCE - 2.0%
Great-West Lifeco, Inc.		300,000	EUR	2.5000	4/18/2023	$367,733
Willow No 2 Ireland PLC for Zurich Insurance Co., Ltd.		300,000	EUR	3.3750	6/27/2022	376,466
						744,199
MINING - 1.0%
Anglo American Capital PLC		200,000	EUR	3.2500	4/3/2023	242,140
Glencore Finance Europe SA		100,000	EUR	1.6250	1/18/2022	114,549
						356,689
OIL & GAS - 2.2%
BG Energy Capital PLC		350,000	EUR	1.2500	11/21/2022	411,808
BP Capital Markets PLC		350,000	EUR	0.8300	9/19/2024	396,486
						808,294
PHARMACEUTICALS - 1.2%
GlaxoSmithKline Capital PLC		250,000	EUR	1.2500	5/21/2026	286,150
Teva Pharmaceutical Finance Netherlands II BV		150,000	EUR	0.3750	7/25/2020	167,589
						453,739
REAL ESTATE - 0.6%
DEMIRE Deutsche Mittelstand Real Estate AG		100,000	EUR	2.8750	7/15/2022	115,529
Westfield America Management Ltd.		100,000	GBP	2.1250	3/30/2025	125,801
						241,330
SAVINGS & LOANS - 1.4%
Nationwide Building Society		350,000	EUR	1.6250	4/3/2019	399,678
Nationwide Building Society		100,000	GBP	5.6250	9/9/2019	132,600
						532,278
TELECOMMUNICATIONS - 1.4%
Deutsche Telekom International Finance BV		250,000	EUR	0.6250	4/3/2023	284,230
Telecom Italia SpA/Milano		50,000	GBP	6.3750	6/24/2019	65,525
Telecom Italia SpA/Milano		150,000	EUR	2.5000	7/19/2023	167,950
						517,705

TOTAL CORPORATE BONDS & NOTES (Cost - $14,132,076)						13,872,748

FOREIGN GOVERNMENT BONDS - 57.8%
Bundesrepublik Deutschland Bundesanleihe		370,000	EUR	0.5000	2/15/2028	425,950
Bundesrepublik Deutschland Bundesanleihe		100,000	EUR	2.5000	8/15/2046	154,997
Bundesrepublik Deutschland Bundesanleihe		470,000	EUR	4.7500	7/4/2034	855,984
Bundesrepublik Deutschland Bundesanleihe		120,000	EUR	2.5000	7/4/2044	183,750
Canadian Government Bond		160,000	CAD	5.0000	6/1/2037	166,121
Canadian Government Bond		280,000	CAD	3.5000	12/1/2045	253,442
Colombia Government International Bond		200,000	EUR	3.8750	3/22/2026	255,517
Denmark Government Bond		2,420,000	DKK	3.0000	11/15/2021	406,486
French Republic Government Bond OAT		650,000	EUR	0.7500	5/25/2028	740,911
French Republic Government Bond OAT		130,000	EUR	1.2500	5/25/2034	149,449
French Republic Government Bond OAT		70,000	EUR	4.7500	4/25/2035	122,704
French Republic Government Bond OAT		290,000	EUR	4.5000	4/25/2041	526,910
Indonesia Government International Bond - 144A		200,000	EUR	2.1500	7/18/2024	227,315
Indonesia Treasury Bond		2,450,000,000	EUR	6.1250	5/15/2028	136,057
Ireland Government Bond		130,000	EUR	5.4000	3/13/2025	192,914
Italy Buoni Poliennali Del Tesoro		180,000	EUR	4.2500	9/1/2019	210,236
Italy Buoni Poliennali Del Tesoro		120,000	EUR	5.5000	11/1/2022	151,515
Italy Buoni Poliennali Del Tesoro		410,000	EUR	4.5000	3/1/2024	502,831
Italy Buoni Poliennali Del Tesoro		480,000	EUR	3.7500	9/1/2024	568,520
Italy Buoni Poliennali Del Tesoro		180,000	EUR	2.0500	8/1/2027	185,902
Italy Buoni Poliennali Del Tesoro		270,000	EUR	5.0000	9/1/2040	350,466

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2018

		Principal			Maturity
Security	Variable Rate	Amount		Interest Rate %	Date	Value
FOREIGN GOVERNMENT BONDS - 57.8% (Continued)
Japan Government Ten Year Bond		77,650,000	JPY	0.8000	9/20/2022	$712,283
Japan Government Thirty Year Bond		21,250,000	JPY	1.5000	3/20/2045	218,838
Japan Government Thirty Year Bond		53,800,000	JPY	0.5000	9/20/2046	436,861
Japan Government Twenty Year Bond		224,150,000	JPY	1.9000	9/20/2023	2,179,169
Japan Government Twenty Year Bond		256,900,000	JPY	2.1000	12/20/2027	2,695,678
Japan Government Twenty Year Bond		84,950,000	JPY	1.7000	9/20/2033	895,104
Kingdom of Belgium Government Bond		130,000	EUR	4.2500	9/28/2022	173,110
Kingdom of Belgium Government Bond- 144A		130,000	EUR	5.0000	3/28/2035	228,792
Malaysia Government Bond		220,000	MYR	4.1810	7/15/2024	53,084
Malaysia Government Bond		480,000	MYR	3.9000	11/30/2026	113,023
Mexican Bonos		3,270,000	MXN	5.7500	3/5/2026	136,322
Mexico Government International Bond		100,000	EUR	1.7500	4/17/2028	107,596
Portugal Obrigacoes do Tesouro OT - 144A		100,000	EUR	4.1250	4/14/2027	134,725
Province of Ontario Canada		280,000	CAD	2.4000	6/2/2026	203,852
Republic of Austria Government Bond - 144A		270,000	EUR	1.2000	10/20/2025	326,088
Republic of Poland Government Bond		360,000	PLN	5.7500	9/23/2022	106,282
Spain Government Bond - 144A		600,000	EUR	4.0000	4/30/2020	723,481
Spain Government Bond		900,000	EUR	1.1500	7/30/2020	1,044,226
Spain Government Bond - 144A		100,000	EUR	5.4000	1/31/2023	137,220
Spain Government Bond - 144A		150,000	EUR	3.8000	4/30/2024	197,898
Spain Government Bond - 144A		210,000	EUR	1.9500	4/30/2026	251,318
Spain Government Bond - 144A		190,000	EUR	1.4500	10/31/2027	215,828
Spain Government Bond - 144A		80,000	EUR	2.3500	7/30/2033	94,194
Spain Government Bond - 144A		190,000	EUR	4.2000	1/31/2037	281,074
Sweden Government Bond		770,000	SEK	4.2500	3/12/2019	85,781
Swiss Confederation Government Bond		480,000	CHF	4.0000	2/11/2023	569,353
United Kingdom Gilt		250,000	GBP	2.7500	9/7/2024	349,407
United Kingdom Gilt		300,000	GBP	1.5000	7/22/2026	390,927
United Kingdom Gilt		290,000	GBP	4.2500	6/7/2032	489,457
United Kingdom Gilt		70,000	GBP	4.2500	3/7/2036	122,872
United Kingdom Gilt		185,000	GBP	4.5000	12/7/2042	357,944
United Kingdom Gilt		250,000	GBP	3.2500	1/22/2044	406,838
United Kingdom Gilt		70,000	GBP	4.2500	12/7/2055	148,489
United Kingdom Gilt		20,000	GBP	4.0000	1/22/2060	42,058
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $22,236,067)						21,397,149
WHOLE LOAN COLLATERAL - 1.1%
Bankinter 10 FTA	3M Euro LIBOR + 0.16%	92,781	EUR	0.0000 +	6/21/2043	104,720
Dutch Property Finance 2017-1 BV	3M Euro LIBOR + 0.68%	231,160	EUR	0.3630 +	1/28/2048	264,536
Fondo de Titulizacion de Activos Santander Hipotecario 2	3M Euro LIBOR +	40,933	EUR	0.0000 +	1/18/2049	45,803
TOTAL WHOLE LOAN COLLATERAL (Cost - $408,265)						415,059

		Shares
SHORT - TERM INVESTMENT - 0.6%
MONEY MARKET FUND - 0.6%
Fidelity Institutional Money Market Fund - Government Portfolio - Institutional Class		196,043		2.0600+		196,043
TOTAL SHORT-TERM INVESTMENT (Cost - $196,043)

TOTAL INVESTMENTS - 97.0% (Cost - $36,972,451)						$35,880,999
OTHER ASSETS LESS LIABILITIES - 3.0%						1,125,018
NET ASSETS - 100.0%						$37,006,017

CAD - Canadian Dollar	EUR - Euro	MXN - Mexican Peso	SEK - Swedish Krona

CHF - Swiss Franc	GBP - United Kingdom Pound	MYR - Malaysian Ringgit	USD - US Dollar

DKK - Danish Krone	JPY - Japanese Yen	PLN - Polish Zloty

+	Variable rate security. Interest rate is as of October 31, 2018.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $2,817,933 or 7.6% of net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2018

					Unrealized
					Appreciation
Futures Contracts *	Counterparty	Contracts	Notional	Expiration	(Depreciation)
FUTURES CONTRACTS PURCHASED - (0.3)%
Australian 10Y BOND Future	Credit Suisse	7	$642,049	12/17/2018	$(190)
Canadian 10Y Bond Future	Credit Suisse	6	603,769	12/18/2018	(10,606)
EURO BUXL 30Y Bond Future	Credit Suisse	3	601,310	12/6/2018	(1,323)
EURO-BUND Future	Credit Suisse	1	181,583	12/6/2018	1,549
EURO-SCHATZ Future	Credit Suisse	6	761,240	12/6/2018	284
Long Gilt Future	Credit Suisse	2	312,819	12/27/2018	45
NET UNREALIZED LOSS FROM FUTURES CONTRACTS PURCHASED					(10,241)

FUTURES CONTRACTS SOLD - 0.1%
EURO-BOBL Future	Credit Suisse	(27)	(4,021,061)	12/6/2018	4,637
NET UNREALIZED GAIN FROM FUTURES CONTRACTS SOLD					4,637

NET UNREALIZED LOSS FROM FUTURES CONTRACTS					$(5,604)

*	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund's futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments. Instrument is non-income producing.

Portfolio Composition ** - (Unaudited)
Japan	21.1%	Germany	4.7%
Britain	13.5%	Australia	3.5%
Spain	11.8%	Belgium	2.6%
France	11.4%	Switzerland	2.1%
Netherlands	8.0%	Other Countries	15.3%
Italy	6.0%	Total	100.00%

**	Based on total value of investments as of October 31, 2018.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2018

As of October 31, 2018 the following Forward Currency Exchange contracts were open:

Forward Currency Contracts
					Unrealized
	Settlement		Local Currency	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Amount Purchased	Market Value	(Depreciation)
To Sell USD and To Buy:
Australian Dollar	11/21/2018	Barclays	$1,197,707	$849,075	$(11,900)
Australian Dollar	11/21/2018	Citigroup	52,000	36,864	(708)
British Pound	11/21/2018	Citigroup	43,000	54,994	(1,156)
Canadian Dollar	11/21/2018	Barclays	1,287,434	980,711	(10,569)
Canadian Dollar	11/21/2018	Citigroup	266,756	203,202	(2,755)
Euro	11/21/2018	Barclays	103,270	117,206	(2,400)
Euro	11/21/2018	Citigroup	576,434	654,221	(16,080)
Japanese Yen	11/21/2018	Barclays	326,051,107	2,893,537	(45,555)
Japanese Yen	11/21/2018	Citigroup	162,770,152	1,444,502	(10,573)
New Zealand Dollar	11/21/2018	Citigroup	103,497	67,599	(289)
Czech Koruna	1/23/2019	Barclays	1,121,861	49,398	(1,340)
Hungary Forint	1/23/2019	Citigroup	14,302,000	50,237	(1,632)
Indonesian Rupiah	1/23/2019	Barclays	433,000,000	28,147	152
Mexican Peso	1/23/2019	Barclays	631,708	30,754	(2,321)
Mexican Peso	1/23/2019	Citigroup	7,510,000	365,621	(27,697)
Russian Ruble	1/23/2019	Barclays	5,038,000	75,904	(390)
Singapore Dollar	1/23/2019	Barclays	165,000	119,387	(972)
South Korean Won	1/23/2019	Barclays	953,363,000	839,236	(10,888)
					$(147,073)

					Unrealized
	Settlement		Local Currency	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Amount Sold	Market Value	(Depreciation)
To Buy USD and To Sell:
Australian Dollar	11/21/2018	Citigroup	$(805,000)	$(570,678)	$6,053
British Pound	11/21/2018	Citigroup	(539,068)	(689,433)	15,910
Euro	11/21/2018	Barclays	(4,228,531)	(4,799,150)	137,818
Euro	11/21/2018	Citigroup	(1,732,450)	(1,966,236)	45,637
Japanese Yen	11/21/2018	Barclays	(20,225,174)	(179,488)	(1,191)
Japanese Yen	11/21/2018	Citigroup	(35,776,179)	(317,495)	3,523
Mexican Peso	1/23/2019	Citigroup	(7,221,000)	(351,552)	4,305
					$212,055

				Local Currency	Local Currency	U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Amount Purchased	Amount Purchased	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Buy	Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
Euro	Swiss Franc	11/21/2018	Barclays	$168,100	$(189,355)	$190,785	$(188,601)	$2,184
Euro	Danish Krona	11/21/2018	Barclays	187,382	(1,397,175)	212,668	(212,563)	105
Euro	Swedish Krone	11/21/2018	Citigroup	578,917	(6,044,974)	657,039	(662,542)	(5,503)
British Pound	Euro	11/21/2018	Barclays	459,865	(515,148)	588,138	(584,665)	3,473
British Pound	Euro	11/21/2018	Barclays	192,962	(216,980)	246,785	(246,260)	525
Japanese Yen	Euro	11/21/2018	Barclays	40,640,488	(309,579)	360,664	(351,356)	9,308
Norwegian Krone	Euro	11/21/2018	Barclays	647,754	(67,335)	77,135	(76,421)	714
Swedish Krone	Euro	11/21/2018	Barclays	7,560,657	(724,080)	828,664	(821,790)	6,874
Polish Zloty	Euro	1/23/2019	Barclays	150,000	(34,776)	39,257	(39,724)	(467)
								$17,213

Net Unrealized Gain on Forward Currency Contracts								$82,195

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund (Unaudited)
Message from the Sub-Adviser (Logan Circle Partners LP)

It was a disappointing fiscal year ended October 31, 2018 for most asset classes around the globe. There were periods of strong equity growth, especially in the United States, as investors focused on a strong domestic economy, encouraging earnings releases, and some developments on the geopolitical front. These periods of growth were interrupted by two large spikes of volatility in February and October. During these periods, investors could not overlook all the geopolitical volatility. Additionally weighing on investors is the concern that the Federal Open Market Committee (FOMC) will raise interest rates too quickly, possibly pushing the United States into a recession.

U.S. large cap stocks, as measured by the Russell 1000 Index, rose 7.2 percent during the first eight months of the fiscal year, while U.S. small cap stocks, as measured by the Russell 2000 Index, gained 10.3 percent. Fewer than one-third of the convertible securities in the Bank of America/Merrill Lynch All Convertibles All Qualities Index are issued by large capitalization companies. Therefore, the majority of convertible securities are more closely related to the movements in small- and mid-capitalization stocks. During the first eight months of the period ended October 31, 2018, convertible securities increased 6.2 percent. Most convertible securities are considered to be "equity-sensitive," meaning significant amounts of a convertible security's price movements are related to the movements of the underlying common stock rather than the bond itself. However, the bond component may still play a meaningful role in the pricing of the convertible security. Bonds in general, as measured by the Barclays Aggregate Bond Index, decreased 1.3 percent during the same period.

During this time, the Fund was managed as a convertible securities strategy. The Sub-Adviser continued to focus on identifying credit improvement opportunities in small- and mid-capitalization companies and non-investment grade securities. The Sub-Adviser looked to maximize return through both the value of the fixed income features and price changes in the underlying common stock. This is in contrast to convertible securities that trade predominantly on either the underlying stock movements or on the underlying bond characteristics. The Sub-Adviser believes that by focusing on this area of the convertible securities spectrum, it may reduce the volatility experienced from the common stocks while benefitting from the support offered by the bond features.

The Sub-Adviser’s strong security selection more than offset the slight detraction coming from their sector allocation. The security with the largest contribution to positive performance also came from the best performing sector which was the media sector. World Wrestling Entertainment, Inc. (98156QAA6) (holding weight**: 4.02 percent) is an integrated media and entertainment company with operations in live wrestling events, original television programming, music, and advertising, among others. World Wrestling Entertainment, Inc. increased 160.7 percent. A position that relatively detracted from performance over the first eight months of the fiscal quarter was Wright Medical Group, N.V. (98235TAE7) (holding weight**: 2.46 percent). This company offers surgical solutions for the upper and lower extremities and biologics markets, serving customers worldwide. This position increased 2.3 percent over the same time-period.

The Fund undertook a Sub-Adviser change on July 1, 2018. As of that date, the Fund was Sub-Advised by Logan Circle Partners, L.P. The Sub-Adviser implements a long short credit strategy that seeks positive returns regardless of market environment through a fundamental credit based, best ideas approach, implemented without a benchmark orientation while minimizing interest rate duration exposure. The trade format that attempts to achieve the idiosyncratic return profile is broken down into five different categories. These categories include long positions, short positions, pairs trades, catalyst driven, and opportunistic trades.

The largest portion of the Fund is dedicated to the core long positions. One position that positively contributed to Fund performance was the Republic of Argentina 6.25% 04/22/2019 (040114HB9) (holding weight*: 2.3 percent). This position increased 2.5 percent in final four months of the fiscal year. Contributions also came from the catalyst driven positions, which made up approximately 20 percent of the Fund. For example, Braskem America Finance Co 7.125% 7/22/2041 (0554CAA0) (holding weight*: 0.52 percent) is in advanced talks to be purchased by LyondellBasell Industries (LYB) (not held). This acquisition will increase the quality of Braskem as it will go from a BB rated Brazilian company to a BBB rated United States Company. This position increased 1.5 percent over the same time period. The most mercurial types of positions within the Fund is the opportunistic trades. These are often dynamic short term investments that seek to profit from temporary mispricing. An opportunistic position within the portfolio is the Enterprise Develop Authority 12.0% 07/15/2024 (29390WAA4) (holding weight*: 2.56 percent). This position is a development bond for the HardRock Casino being built in Sacramento. This position increased 1.8 percent during its short time in the Fund.

The Sub-Adviser is optimistic for the remainder of 2018 and the next year. Despite this optimism, there are concerns that the Sub-Adviser is closely monitoring. In regard to high grade supply, M&A related issuance has been in full force this year, but the list of pending deals has dwindled, and given the uncertainty in the macro landscape, particularly as it relates to pertinent issues like trade wars, there is certainly a risk that his could slow in 2019. High-yield meanwhile is running at the slowest pace of issuance since 2009, and there is little to indicate that this trend will abate. The Sub-Adviser still believes high-yield trades are too tight relative to investment grade, so the Sub-Adviser is likely to avoid the more “beta” type positions in high- yield. The Sub-Adviser believes that the recent bout of volatility proves the value of remaining nimble, and given the outlook for range bound spreads heading into year-end, they will look to add to liquid credit opportunities during these bouts of weakness

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

**	Holding not held during period referenced.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

		Annualized	Annualized	Annualized Since
	One Year	Five Years	Ten Years	Inception (12/10/04)
Class N	8.55%	4.71%	9.29%	5.58%
Class C	7.45%	3.66%	8.21%	4.53%
Class A with load of 5.75%	1.98%	3.23%	8.38%	4.51%*
Class A without load	8.22%	4.45%	9.02%	5.03%*
BofA Merrill Lynch US 3-Month Treasury Bill Index + 3%	4.73%	3.57%	3.36%	4.36%
BofA Merrill Lynch All Convertibles All Qualities Index**	9.15%	9.24%	7.66%	7.15%
Morningstar Convertibles Category	2.20%	5.44%	10.42%	6.46%

*	Class A commenced operations on January 3, 2007.

**	Change in Fund’s benchmark. As a result, the Fund’s performance is compared to both indices in the table above.

The BofA Merrill Lynch US 3-Month Treasury Bill Index +3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month- end rebalancing is the outstanding Treasury Bill that matures closet to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%.

The BofA Merrill Lynch All Convertibles All Qualities Index is a widely used index that measures convertible securities’ performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

The Morningstar Convertibles Category is generally representative of convertible bond portfolios that are designed to offer some of the capital-appreciation of stock portfolios, while also supplying some of the safety and yield of bond portfolios.

As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.85% for Class N, 2.85% for Class C and 2.10% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1- 800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2018

Security		Shares				Value
COMMON STOCK - 0.1%
TELECOMMUNICATIONS - 0.1%
NII Holdings, Inc. * ^		10,000				$62,200
TOTAL COMMON STOCK (Cost - $57,730)

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BONDS & NOTES - 40.9%
BANKS - 7.0%
Barclays PLC		$2,280,000	8.250		12/15/2018	2,293,441
Wachovia Capital Trust II		1,000,000	2.936		1/15/2027	912,500
						3,205,941
CHEMICALS - 2.3%
Braskem America Finance Co. - 144A		205,000	7.125		7/22/2041	228,831
Braskem Netherlands Finance BV - 144A		900,000	4.500		1/10/2028	837,225
						1,066,056
COMPUTERS - 2.0%
Dell International LLC/EMC Corp. - 144A		800,000	8.100		7/15/2036	905,131

DIVERSIFIED FINANCIAL SERVICES - 1.7%
TMX Finance LLC - 144A		800,000	11.125		4/1/2023	754,000

ENTERTAINMENT - 2.5%
Enterprise Development Authority - 144A		1,175,000	12.000		7/15/2024	1,125,062

FOOD - 1.4%
JBS Investments GmbH - 144A		635,000	6.250		2/5/2023	626,269

FOREIGN SOVEREIGN - 2.3%
Republic of Argentina ^		1,020,000	6.250		4/22/2019	1,028,160

FOREST PRODUCTS & PAPER - 1.6%
Suzano Austria GmbH- 144A		710,000	6.000		1/15/2029	724,200

INSURANCE - 3.4%
Prudential Financial, Inc.		530,000	5.700		9/15/2048	514,365
United Insurance Holdings Corp.		1,000,000	6.250		12/15/2027	1,021,969
						1,536,334
MEDIA - 3.3%
American Media, Inc. - 144A		1,500,000	5.500		9/1/2021	1,498,125

MINING - 3.7%
Freeport-McMoRan, Inc.		1,100,000	5.450		3/15/2043	937,750
New Gold, Inc. - 144A		400,000	6.250		11/15/2022	350,000
New Gold, Inc. - 144A		500,000	6.375		5/15/2025	403,125
						1,690,875
OIL & GAS - 7.5%
Petroleos Mexicanos - 144A		975,000	6.500		1/23/2029	934,781
Spectra Energy Partners LP		2,500,000	0.000		11/19/2018	2,496,512
						3,431,293
TELECOMMUNICATIONS - 2.2%
Sprint Spectrum Co. LLC - 144A		1,000,000	4.738		3/20/2025	1,001,250

TOTAL BONDS & NOTES (Cost - $18,783,332)						18,592,696

BANK LOANS - 2.0%
TECHNOLOGY - 2.0%
First Data Corporation, 2024A New Dollar Term Loan	LIBOR + 2.000%	900,000	4.508	+	4/26/2024	896,157
TOTAL BANK LOANS (Cost - $901,125)

U.S. GOVERNMENT - 40.1%
TREASURY BILLS - 37.3%
Treasury Bill		6,735,000	2.086		11/8/2018	6,732,219
Treasury Bill ^		6,820,000	2.144		11/23/2018	6,811,055
Treasury Bill ^		3,410,000	2.158		11/29/2018	3,404,281
						16,947,555

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2018

	Principal	Interest		Maturity
Security	Amount	Rate %		Date	Value
U.S. GOVERNMENT - 40.1% (Continued)
TREASURY NOTES/BONDS - 2.8%
Treasure Note / Bond ^	$535,000	3.000		8/15/2028	$522,388
Treasure Note / Bond	800,000	2.875		8/15/2048	739,875
					1,262,263
TOTAL U.S. GOVERNMENT (Cost - $18,208,635)					18,209,818

	Shares
SHORT-TERM INVESTMENT - 13.4%
MONEY MARKET FUND - 13.4%
First American Government Obligations Fund - Class Z	6,104,406	1.550	+		6,104,406
TOTAL SHORT-TERM INVESTMENT (Cost - $6,104,406)

COLLATERAL FOR SECURITIES LOANED - 26.2%
Mount Vernon Prime Portfolio # (Cost - $11,938,479)	11,938,479	2.390	+		11,938,479

TOTAL INVESTMENTS - 122.7% (Cost - $55,993,707)					$55,803,756
LIABILITIES IN EXCESS OF OTHER ASSETS - (22.7)%					(10,338,294)
TOTAL NET ASSETS - 100.0%					$45,465,462

^	All or a portion of these securities are on loan. Total loaned securities had a value of $11,698,510 at October 31, 2018.

*	Non-income producing security.

+	Variable rate security. Interest rate is as of October 31, 2018.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amount to $9,387,999 or 20.7% of net assets.

				Unrealized
	Short	Notional	Maturity	Appreciation/
Security	Contracts	Amount	Date	(Depreciation)
OPEN SHORT FUTURES CONTRACTS - (0.3)%
U.S. 10 Year Treasury Note	12	$1,421,250	December-18	$21,656
US Treasury Long Bond	16	2,210,000	December-18	100,501
NET UNREALIZED GAIN FROM OPEN SHORT FUTURE CONTRACTS				$122,157

CREDIT DEFAULT SWAPS
					Unrealized
		Notional Value at	Premium	Maturity	Appreciation/
Description (1)	Counterparty	October 31, 2018	Paid (Received)	Date	(Depreciation)
To Buy Protection - Kraft Heinz Food	JPMorgan	2,000,000	$(32,787)	June 20, 2023	$16,830
To Sell Protection - Newell Brands	JPMorgan	(2,000,000)	(33,464)	June 20, 2023	(13,014)
NET UNREALIZED GAIN FROM CREDIT DEFAULT SWAPS					$3,816

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

Portfolio Composition * - (Unaudited)
Bonds & Notes	33.3%
U.S. Government	32.6%
Collateral for Securities Loaned	21.4%
Short-Term Investment	10.9%
Bank Loans	1.6%
Common Stock	0.2%
Total	100.0%

*	Based on total value of investments as of October 31, 2018.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Rothschild Asset Management, Inc.)

Large cap value stocks, as measured by the Russell 1000 Value Index, reversed course yet again in the most recent fiscal quarter, dropping 3.6 percent after increasing 4.8 percent for the previous fiscal quarter. These recent shifts brought performance over the fiscal year down to 3.0 percent. Over the most recent fiscal quarter, large cap growth stocks, as measured by the Russell 1000 Growth Index, similarly dropped, decreasing 3.4 percent, to end the fiscal year up 10.7 percent. During the fiscal year, concerns of an overheated market combined with fears that the Fed would raise rates “too quickly”, intensifying rhetoric surrounding tariffs and trade wars with China sparking the latest equity selloff. The dispersion across sector performance was significantly more pronounced in the most recent fiscal quarter than in the previous fiscal quarter. The dispersion from the best performing sector, consumer staples, and the worst performing sector, materials, was over 18 percent. Most of the dispersion was skewed toward the downside, as seven of the 11 sectors posted returns in the red and three posted negative returns in the double-digits.

The Fund maintained an overweight position in the healthcare sector, benefitting from the positive performance in the fiscal year. However, the Fund’s holdings within the sector experienced mixed results. Examples included Gilead Sciences Inc. (GILD) (holding weight*: 1.11 percent), a therapeutic provider for the treatment of infectious diseases, including hepatitis, HIV, and infections related to AIDS, and Pfizer Inc. (PFE) (holding weight*: 2.56 percent), one of the world’s largest research- based pharmaceutical firms, producing medicines and medical devices for a vast array of fields and applications. During the fiscal year, PFE increased 27.4 percent, while GILD decreased 6.3 percent. Conversely, stock selection played a positive role in the worst performing sector, materials. While the materials sector declined more than 9 percent during the fiscal year, the Sub-Adviser’s stock selection mitigated some of that loss through its careful stock selection. During the fiscal year, the Fund held Air Products and Chemicals Inc. (APD) (holding weight*: 1.23 percent), a producer and global distributor of atmospheric, process, and specialty gases. During the fiscal year, APD decreased only 0.6 percent, outperforming its sector peers by more than 8.0 percent.

One of the strongest performing sectors within the Fund and in the large cap value space was the technology sector. Although the sector was negative for large cap value stocks in general during the most recent fiscal quarter, down 1.8 percent, it increased more than 8.0 percent when measured over the full fiscal year. Two holdings that contributed positively to Fund performance during the most recent fiscal quarter’s drawdown were Microsoft Corporation (MSFT) (holding weight*: 1.99 percent), which develops, manufactures, licenses, sells, and supports software products and Oracle Corporation (ORCL) (holding weight*: 1.65 percent), which supplies software for enterprise information management. During the most recent fiscal quarter, MSFT and ORCL increased 1.1 percent and 2.9 percent, respectively. As the technology sector was the third-best performing large cap value sector over the fiscal year, this most recent fiscal quarter’s slight downturn was not enough to erase its earlier sizeable gains. For example, MSFT was up 30.7 percent over the fiscal year. ORCL, however, suffered a sizeable selloff in mid- March that it did not recover from through fiscal year-end, closing out the 12-month period with a negative 2.5 percent return.

As the largest underweight for the Fund, the consumer staples sector’s positive return in a sea of negative performance during the most recent fiscal quarter was a drag on relative performance. However, the Sub-Adviser’s stock selection was in-line with the sector’s performance. For example, the Fund continued to hold Tyson Foods, Inc. (TSN) (holding weight*: 1.30 percent). TSN produces, distributes, and markets chicken, beef, pork, prepared foods, and related products through national and regional grocery retailers. TSN was one of the poorest performers in the fiscal year, declining 16.4 percent, but in the most recent fiscal quarter, TSN rose 4.4 percent.

The largest sector in the large cap value space, financial services, ended the fiscal year down only 0.5 percent. As this sector comprises close to one-quarter of the index, it was a meaningful detractor from positive performance for the benchmark and for the Fund. Financial services companies, particularly banks and other lenders that generally benefit from a steeper yield curve, suffered from a stubbornly flat yield curve. The Fund did have exposure to financial services companies that have a lending component within their business lines, including JP Morgan Chase & Co. (JPM) (holding weight*: 4.14 percent), a global provider of financial services and retail banking. Although JPM is one of the United States’ largest lenders, it also has business lines that are less reliant on attractive lending margins. Therefore, JPM instead increased 10.8 percent during the fiscal year, outperforming its sector peers by more than 11 percent. The Fund also held Allstate Corp. (ALL) (holding weight*: 1.04 percent). As a property-liability insurer, ALL is still categorized as a financial services company, but due to having less reliance on the direction of interest rates or yield curve steepness, ALL was not impacted like the rest of the sector. During the fiscal year, ALL increased 3.8 percent.

The Sub-Adviser continues to believe that the negative macro headlines remain problematic for investors that are fearful of additional market declines. The Sub-Adviser also believes that as the Fed attempts to keep inflation in check, it could result in an adverse shock to the economy if the pace is too quick. Conversely, the Sub-Adviser believes moderate rate increases that are clearly broadcasted should be well-received by investors. The Sub-Adviser continues to emphasize that the corporate earnings backdrop is one of the strongest ever and sees expectations for 2019 starting to move up. The Sub-Adviser remains focused on identifying companies with what it believes are attractive valuations relative to peers.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

	One	Annualized	Annualized	Annualized Since Inception
	Year	Five Years	Ten Years	(12/10/04)
Class N	1.98%	6.91%	10.07%	6.11%
Class C	1.00%	5.85%	8.97%	5.06%
Class A with load of 5.75%	(4.07)%	5.38%	9.16%	4.27%*
Class A without load	1.79%	6.64%	9.80%	4.80%*
Russell 1000 Value Index	3.03%	8.61%	11.30%	7.19%
Morningstar Large Cap Value Category	3.20%	7.78%	10.66%	6.40%

*	Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.13% for Class N, 2.13% for Class C and 1.38% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1- 800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 97.6%
AEROSPACE/DEFENSE - 2.2%
Northrop Grumman Corp.	1,928	$505,039
Raytheon Co. ^	6,129	1,072,820
		1,577,859
AIRLINES - 1.3%
Delta Air Lines, Inc.	17,663	966,696

APPAREL - 1.1%
PVH Corp.	6,374	769,915

AUTO PARTS & EQUIPMENT - 1.1%
BorgWarner, Inc.	20,365	802,585

BANKS - 12.8%
Bank of America Corp.	84,213	2,315,857
Huntington Bancshares, Inc. ^	60,996	874,073
JPMorgan Chase & Co.	26,978	2,941,142
Morgan Stanley	14,482	661,248
State Street Corp.	10,258	705,237
SunTrust Banks, Inc.	15,163	950,114
Wells Fargo & Co.	14,458	769,599
		9,217,270
BEVERAGES - 1.4%
PepsiCo, Inc.	9,059	1,018,050

BIOTECHNOLOGY - 2.2%
Biogen, Inc. *	2,534	771,020
Gilead Sciences, Inc.	11,578	789,388
		1,560,408
BUILDING MATERIALS - 0.7%
Owens Corning	10,410	492,081

CHEMICALS - 1.2%
Air Products & Chemicals, Inc.	5,676	876,091

COSMETICS / PERSONAL CARE - 1.5%
Procter & Gamble Co.	11,947	1,059,460

DIVERSIFIED FINANCIAL SERVICES - 4.9%
American Express Co.	9,187	943,781
Discover Financial Services ^	14,818	1,032,370
E*TRADE Financial Corp	13,277	656,149
Intercontinental Exchange, Inc.	11,853	913,155
		3,545,455
ELECTRIC - 4.4%
American Electric Power Co., Inc.	11,738	861,100
DTE Energy Co. ^	8,725	980,690
Xcel Energy, Inc.	27,826	1,363,752
		3,205,542
ELECTRONICS - 1.0%
Honeywell International, Inc.	4,884	707,301
Resideo Technologies, Inc. *	814	17,135
		724,436
ENVIRONMENTAL CONTROL - 1.8%
Waste Management, Inc.	14,151	1,266,090

FOOD - 1.3%
Tyson Foods, Inc.	15,388	922,049

HEALTHCARE-PRODUCTS - 3.5%
Danaher Corp.	5,287	525,528
Hill-Rom Holdings, Inc.	4,994	419,895
Medtronic PLC	8,100	727,542
Thermo Fisher Scientific, Inc. ^	3,578	836,000
		2,508,965
Security	Shares	Value
HEALTHCARE-SERVICES - 2.0%
Laboratory Corp of America Holdings *	5,101	$818,966
UnitedHealth Group, Inc.	2,450	640,307
		1,459,273
INSURANCE - 5.3%
Allstate Corp.	7,730	739,915
Berkshire Hathaway, Inc. *	2,456	504,168
Chubb Ltd.	7,641	954,437
Prudential Financial, Inc.	10,015	939,207
Travelers Cos., Inc.	5,386	673,950
		3,811,677
INTERNET - 0.8%
eBay, Inc. *	19,828	575,607

IRON / STEEL - 0.6%
Nucor Corp.	7,990	472,369

MACHINERY- DIVERSIFIED - 0.6%
Caterpillar, Inc.	3,491	423,528

MEDIA - 4.0%
Comcast Corp.	41,024	1,564,655
Viacom, Inc.	21,715	694,446
Walt Disney Co.	5,785	664,292
		2,923,393
MISCELLANEOUS MANUFACTURING - 2.2%
Parker-Hannifin Corp.	4,936	748,446
Ingersoll-Rand PLC	9,102	873,246
		1,621,692
OIL & GAS - 9.8%
Chevron Corp.	16,787	1,874,269
ConocoPhillips	18,520	1,294,548
EOG Resources, Inc.	9,625	1,013,897
Exxon Mobil Corp.	14,209	1,132,173
Marathon Petroleum Corp.	14,694	1,035,192
Phillips 66	6,805	699,690
		7,049,769
OIL & GAS SERVICES - 0.6%
Halliburton Co.	12,552	435,303

PHARMACEUTICALS - 9.3%
Allergan PLC	4,259	672,965
CVS Health Corp.	15,746	1,139,853
Eli Lilly & Co.	8,082	876,412
Johnson & Johnson	7,460	1,044,325
Merck & Co., Inc.	15,878	1,168,780
Pfizer, Inc.	42,272	1,820,232
		6,722,567
REITS - 4.1%
Alexandria Real Estate Equities, Inc.	5,796	708,445
Equity LifeStyle Properties, Inc.	7,807	739,245
Highwoods Properties, Inc.	9,474	403,971
Prologis, Inc. ^	17,020	1,097,280
		2,948,941
RETAIL - 0.8%
Home Depot, Inc.	3,165	556,660

SEMICONDUCTORS - 3.4%
Broadcom Ltd.	3,794	847,921
Intel Corp.	13,294	623,223
ON Semiconductor Corp. * ^ ++	27,980	475,660
Qualcomm, Inc. ^	8,245	518,528
		2,465,332
SOFTWARE - 3.6%
Microsoft Corp.	13,243	1,414,485
Oracle Corp. ^	23,995	1,171,916
		2,586,401

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 97.6% (Continued)
TELECOMMUNICATIONS - 8.1%
AT&T, Inc.	57,537	$1,765,235
Cisco Systems, Inc.	38,318	1,753,048
Verizon Communications, Inc.	40,141	2,291,650
		5,809,933
TOTAL COMMON STOCKS (Cost - $58,335,958)		70,375,397

SHORT - TERM INVESTMENT - 1.0%
MONEY MARKET FUND - 1.0%
STIT-STIC Prime Portfolio - 2.14% +	707,092	707,092
(Cost - $707,092)

COLLATERAL FOR SECURITIES LOANED - 7.2%
Mount Vernon Prime Portfolio, 2.39% + #	5,248,049	5,248,049
(Cost - $5,248,049)
Security	Shares	Value
TOTAL INVESTMENTS - 105.8% (Cost - $64,291,099)		$76,330,538
LIABILITIES IN EXCESS OF OTHER ASSETS - (5.8)%		(4,211,076)
NET ASSETS - 100.0%		$72,119,462

PLC - Public Limited Company

REITS - Real Estate Investment Trust

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $5,157,171 at October 31, 2018. Securities loaned with a value of $163,602 have been sold and are pending settlement.

+	Variable rate security. Interest rate is as of October 31, 2018.

++	Shares out on loan as of October 31, 2018 are in excess of shares held in portfolio.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Financial	25.6%	Technology	6.6%
Consumer, Non-cyclical	20.0%	Utilities	4.2%
Communications	12.2%	Consumer, Cyclical	4.1%
Energy	9.8%	Basic Materials	1.8%
Industrial	8.0%	Others **	7.7%
		Total	100.0%

*	Based on total value of investments as of October 31, 2018.

**	Includes collateral for securities loaned as of October 31, 2018.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Over the fiscal year, concerns regarding escalating trade wars, faster inflation, geopolitical concerns, and higher interest rates were mostly overlooked as investors focused on a strong domestic economy and impressive earnings. U.S. equities rose higher until the final quarter of the fiscal year as some of these concerns came to the forefront as the President threatened tariffs on all remaining Chinese goods, the 10 year treasury increased over 40 basis points to 3.23 percent (albeit still near historic lows), and Fed Chairman, Jerome Powell’s, dubious response on the level of the neutral rate. Large cap growth stocks, as measured by the Russell 1000 Growth Index, increased 10.7 percent over the fiscal year ended October 31, 2018. Large cap growth stocks outperformed the broad U.S. stock market, as measured by the S&P 500 Index, as the index increased 7.3 percent. Furthermore, large cap growth stocks outperformed both small cap stocks and their large cap value counterparts. Small cap stocks, as measured by the Russell 2000 Index, increased 1.9 percent and large cap value stocks, as measured by the Russell 1000 Value Index, increased 3.0 percent over the fiscal year ended October 31, 2018.

The Sub-Adviser strives to own companies with prospects of strong, sustainable cash flow growth; that compete in business spaces with substantial market opportunity benefitting from secular trends; that possess competitive advantages and/or barriers to entry; and employ managers with vision and operating skills focused on creating shareholder value. The Sub-Adviser believes that the stocks in the Fund not only have strong balance sheets, but also garner free cash flow even in a stressed U.S. economic environment. The Sub-Adviser’s investment process consists of bottom- up fundamental analysis of individual companies that leads them to uncover what it believes are the best stocks, up to a maximum of 35 holdings, within the large cap growth universe.

The positions within the consumer discretionary sector was a large contributor to the Fund relative to the benchmark during the first three quarters of the fiscal year. However, in the final three-month period, this sector detracted from Fund Performance. Amazon.com, Inc. (AMZN) (holding weight*: 7.11 percent), a position within the consumer discretionary sector had a strong first three quarters of the fiscal year increasing over 6 percent The company beat earnings and revenue expectations by a considerable degree due to growth of its AWS cloud service and advertising business. AWS alone reported $6.1 billion in revenue which represents a 49 percent increases over the year. In the final three-month period ended October 31, 2018, AMZN detracted from Fund performance falling 10.1 percent. The Sub-Adviser attributes the move to a systematic market decline as investors’ unloaded positions that increased the most this year. A contributor from the consumer discretionary was Burlington Stores, Inc. (BURL) (holding weight*: 2.38 percent). BURL is a nationally recognized retailer of high-quality, branded merchandise at everyday low prices that are typically 40 to 60 percent below those of department stores. Burlington’s merchandise includes mostly in-season, fashion-focused footwear, apparel, and accessories for women, men, and children. BURL increased 13.9 percent since its inception into the portfolio in mid-July. The Sub-Adviser believes that the company’s growth will be driven by continued share gains in the off-price apparel and footwear segment, store growth and increasing store productivity.

Despite detracting for the three-month period ended October 31, 2018, the holdings within the technology sector were the strongest performing sector holdings for the full fiscal year. A position that contributed in the most recent fiscal quarter but also the full fiscal year was Adobe Systems Incorporated (ADBE) (holding weight*: 6.00 percent), which develops, markets, and supports computer design software products and technologies. ADBE increased 0.4 percent over the fiscal quarter, and 40.3 percent over the full fiscal year. The Sub-Adviser attributes the strong performance to a combination of a good quality product and sound execution by company leadership. The Sub-Adviser also believes that ADBE is experiencing a strong secular tailwind for the software as a service business, as tax reform has left large corporations with additional cash that is often being invested in software. Additionally, the Sub-Adviser was seeing a strong improvement in the digital marketing portion of revenue for ADBE. A position from the technology sector that detracted from Fund performance over the most recent fiscal quarter and year was, Alphabet Inc. (GOOG) (holding weight*: 5.88 percent), which, through its subsidiaries, provides web-based searches, advertisements, maps, software applications, mobile operating systems, consumer content, and commerce. GOOG fell 11.5 percent in the most recent quarter and increased only 5.9 percent over the full fiscal year. GOOG provided seesaw like returns over the fiscal year, which may be attributed to the government’s scrutiny of rival technology companies’ privacy policies in the second fiscal quarter, GOOG’s higher-than-anticipated capital expenditures, and a technology sell-off in the final three-month period ended October 31, 2018.

The Sub-Adviser claims no expertise in economic or market predictions, and top -down analysis plays no part in its approach to investing; instead, the Sub-Adviser uses a fundamentals-driven, bottom–up process to identify and own what it believes are the best growth companies. The Sub-Adviser strives to own companies with prospects of strong, sustainable cash flow growth; that compete in business spaces with substantial market opportunity benefitting from secular trends; that possess competitive advantages and/or barriers to entry; and employ managers with vision and operating skills focused on creating shareholder value. The Sub-Adviser believes that the stocks in the Fund not only have strong balance sheets, but also garner free cash flow even in a stressed U.S. economic environment.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

**	Holding percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

		Annualized	Annualized Since
	One	Five	Inception
	Year	Years	(12/8/11)
Class N	17.24%	10.54%	12.94%
Class C	16.08%	9.46%	11.83%
Class A with load of 5.75%	10.27%	8.96%	11.69%
Class A without load	16.98%	10.25%	12.66%
Russell 1000 Growth Index	10.71%	13.43%	15.85%
Morningstar Large Cap Growth Category	8.58%	10.91%	13.84%

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.16% for Class N, 2.16% for Class C and 1.41% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 99.0%
BIOTECHNOLOGY - 7.7%
Alexion Pharmaceuticals, Inc. *	10,344	$1,159,252
BioMarin Pharmaceutical, Inc. *	7,649	705,008
Illumina, Inc. *	10,186	3,169,374
Vertex Pharmaceuticals, Inc. *	7,085	1,200,624
		6,234,258
COMMERCIAL SERVICES - 9.3%
PayPal Holdings, Inc. *	30,199	2,542,454
S&P Global, Inc.	8,140	1,484,085
Square, Inc. * ^	27,624	2,028,983
TransUnion	22,920	1,506,990
		7,562,512
DIVERSIFIED FINANCIAL SERVICES - 12.5%
Mastercard, Inc.	24,226	4,788,753
Visa, Inc. ^	39,228	5,407,580
		10,196,333
HEALTHCARE-PRODUCTS - 7.3%
Align Technology, Inc. *	6,073	1,343,347
Edwards Lifesciences Corp. *	15,631	2,307,136
Intuitive Surgical, Inc. *	4,346	2,265,048
		5,915,531
INTERNET - 21.8%
Alibaba Group Holding Ltd. - ADR *	17,889	2,545,247
Alphabet, Inc. *	4,442	4,783,012
Amazon.com, Inc. *	3,618	5,781,600
Booking Holdings, Inc. *	994	1,863,333
Facebook, Inc. *	18,267	2,772,748
		17,745,940
RETAIL - 7.2%
Burlington Stores, Inc. *	11,280	1,934,407
Home Depot, Inc.	8,097	1,424,100
Ulta Beauty, Inc. *	9,032	2,479,465
		5,837,972
SEMICONDUCTORS - 3.2%
NVIDIA Corp.	12,398	2,613,870
Security	Shares	Value
SOFTWARE - 30.0%
Adobe Systems, Inc. *	19,855	$4,879,565
Autodesk, Inc. *	10,987	1,420,070
Microsoft Corp.	38,638	4,126,925
Salesforce.com, Inc. *	38,867	5,334,107
ServiceNow, Inc. * ^	15,566	2,818,069
Splunk, Inc. *	17,236	1,720,842
Veeva Systems, Inc. *	27,604	2,521,625
Workday, Inc. * ^	11,598	1,542,766
		24,363,969

TOTAL COMMON STOCKS (Cost - $47,123,287)		80,470,385

SHORT-TERM INVESTMENT - 1.0%
MONEY MARKET FUND - 1.0%
Invesco Treasury Obligations - Institutional Class 2.04% +	857,412	857,412
(Cost - $857,412)

COLLATERAL FOR SECURITIES LOANED - 12.5%
Mount Vernon Prime Portfolio, 2.39% +# (Cost - $10,151,601)	10,151,601	10,151,601

TOTAL INVESTMENTS - 112.5% (Cost - $58,132,300)		$91,479,398
LIABILITIES IN EXCESS OF OTHER ASSETS - (12.5)%		(10,179,251)
NET ASSETS - 100.0%		$81,300,147

^	All or a portion of these securities are on loan. Total loaned securities had a value of $10,474,437 at October 31, 2018.

*	Non-Income producing security.

ADR - American Depositary Receipt.

+	Variable rate security. Interest rate is as of October 31, 2018.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Technology	29.5%	Collateral for Securities Loaned	11.1%
Consumer, Non-Cyclical	21.5%	Consumer, Cyclical	6.4%
Communications	19.4%	Short-Term Investments	0.9%
Financial	11.2%	Total	100.0%

*	Based on total value of investments as of October 31, 2018.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), were down 8.24 percent during the 12-month period ending October 31, 2018 (the “fiscal year”).

The best performing developed market countries as measured by the Index during the fiscal year were Israel, up 11.22 percent, and Norway, up 3.96 percent. The worst performing developed market countries were Belgium, down 23.38 percent, and Italy, down 16.26 percent. The best performing emerging market countries during the fiscal year as measured by the Index were Qatar, up 37.31 percent and Russia, up 10.69 percent. The worst performing emerging market countries were Turkey, down 43.07 percent, and Greece, down 20.08 percent.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long- term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to returns relative to the Index during the fiscal year were: China, primarily due to an overweight in energy and an underweight to Information technology; and Brazil, primarily due to an overweight to the materials sector. Countries contributing most to underperformance relative to the Index included: Turkey, primarily due to an overweight in the financials sector, as well as, poor selection in materials; and Denmark, primarily due to overweights to the financials sector as well as underweights to the materials sectors.

Sectors contributing most to returns relative to the Index during the fiscal year included: the energy sector, primarily due to overweights in China, Russia, and Italy; the health care sector, primarily due to overweights in Japan; and the communication services sector, primarily due to underweights in China. The sectors contributing the most to underperformance relative to the Index was the information technology sector, primarily due to overweights in Japan and South Korea; and the utilities sector, primarily due to underweights in Germany.

The stocks contributing most to returns relative to the Index during the fiscal year included: Vale S.A. (holding weight*: 0.55 percent), a Brazilian materials company; oil company Lukoil Pjsc (holding weight*: 1.01 percent), a Russian energy company; and Sap Se (holding weight*: 1.08 percent), a German information technology company. Stocks contributing most to underperformance relative to the Index included: Samsung Electronics Co Ltd. (holding weight*: 2.84 percent), a South Korean information technology company; Continental AG (holding weight*: 0.56 percent), a German consumer discretionary company; and Danske Bank A/S (holding weight*: 0.44 percent), a Dutch financial company.

The foregoing Sub-Adviser background and Insights from the Sub-Adviser are provided by Arrowstreet as of October 31, 2018 for informational purposes only and solely with respect to the portfolio of assets in the Fund managed by Arrowstreet. References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice. Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

	One	Annualized	Annualized	Annualized Since Inception
	Year	Five Years	Ten Years	(12/10/04)
Class N	(7.08)%	2.23%	8.42%	4.72%
Class C	(8.03)%	1.21%	7.34%	3.68%
Class A with load of 5.75%	(12.68)%	0.77%	7.50%	1.55%*
Class A without load	(7.37)%	1.97%	8.15%	2.06%*
MSCI All Country World ex US Index (net)	(8.24)%	1.63%	6.92%	4.91%
Morningstar Foreign Large Cap Blend Category	(8.17)%	1.65%	6.42%	4.17%

*	Class A commenced operations on January 3, 2007.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.56% for Class N, 2.56% for Class C and 1.81% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month-end, please call 1- 800-442- 4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 98.1%
AEROSPACE / DEFENSE - 0.4%
BAE Systems PLC - ADR ^	3,174	$85,539
IHI Corp.	4,300	157,277
Safran SA	1,991	257,384
		500,200
AGRICULTURE - 0.5%
Imperial Brands PLC	6,138	207,837
Swedish Match AB	7,783	396,953
		604,790
AIRLINES - 0.3%
Deutsche Lufthansa AG	5,684	114,136
International Consolidated Airlines Group SA	13,982	107,927
International Consolidated Airlines Group SA	15,197	117,120
Turk Hava Yollari AO *	1	2
		339,185
APPAREL - 0.9%
adidas AG	3,064	720,797
Burberry Group PLC - ADR	2,500	58,425
Kering SA - ADR	100	4,440
Kering SA	454	201,869
		985,531
AUTO MANUFACTURERS - 0.6%
Hino Motors Ltd.	21,100	201,939
Honda Motor Co Ltd. - ADR	6,800	193,800
Porsche Automobil Holding SE - ADR	13,000	82,290
Renault SA	3,188	238,145
		716,174
AUTO PARTS & EQUIPMENT - 0.9%
Cie Generale des Etablissements Michelin SCA	1,588	162,628
Continental AG	3,829	631,189
Weichai Power Co Ltd.	181,000	178,995
		972,812
BANKS - 6.8%
Australia & New Zealand Banking Group Ltd.	14,911	274,694
Banco do Brasil SA *	28,800	330,682
Bank of China Ltd. - ADR	2,800	29,708
Bank of China Ltd.	1,784,000	760,305
Bank of Communications Co Ltd.	384,000	288,576
Bank of Montreal	3,300	246,642
BNP Paribas SA	5,784	301,534
China Construction Bank Corp. - ADR	23,500	372,593
China Everbright Bank Co. Ltd.	475,000	212,086
Danske Bank A/S	25,689	491,817
Erste Group Bank AG - ADR	5,100	104,219
Grupo Financiero Banorte SAB de CV	25,800	142,677
Grupo Financiero Banorte SAB de CV - ADR	1,828	50,124
Industrial & Commercial Bank of China Ltd.- ADR	23,330	316,355
Mitsubishi UFJ Financial Group, Inc.	92,200	557,941
Resona Holdings, Inc.	40,100	210,890
Royal Bank of Canada	17,755	1,293,274
Sberbank of Russia PJSC - ADR *	52,386	618,155
Toronto-Dominion Bank	14,596	809,494
Turkiye Is Bankasi AS	81,167	57,949
UniCredit SpA	16,394	209,674
Yapi ve Kredi Bankasi AS *	184,313	53,322
		7,732,711
Security	Shares	Value
BEVERAGES - 1.0%
Ambev SA	41,100	$179,691
Asahi Group Holdings Ltd.	5,000	219,686
Coca-Cola HBC AG	3,447	102,521
Diageo PLC - ADR	3,992	551,535
Treasury Wine Estates Ltd.	4,877	52,538
		1,105,971
BIOTECHNOLOGY - 1.0%
CSL Limited	6,234	832,927
Shire PLC- ADR	1,800	327,240
		1,160,167
BUILDING MATERIALS - 0.9%
AGC, Inc.	20,700	677,897
Asia Cement Corp	44,000	46,652
Cie de Saint-Gobain	4,573	172,332
HeidelbergCement AG	1,507	102,308
		999,189
CHEMICALS - 2.6%
Asahi Kasei Corp.	9,900	118,764
BASF SE *	6,496	498,670
Covestro AG 144A	7,604	490,546
Croda International PLC	826	50,860
JSR Corp.	23,400	348,673
Koninklijke DSM NV	5,858	511,636
Mitsubishi Chemical Holdings Corp.	37,900	295,393
Shin-Etsu Chemical Co. Ltd.	6,800	568,111
Sumitomo Chemical Co. Ltd.	14,000	70,119
		2,952,772
COAL - 0.3%
China Shenhua Energy Co. Ltd.	129,000	291,951

COMMERCIAL SERVICES - 2.0%
Ashtead Group PLC	11,360	280,344
China Conch Venture Holdings Ltd.	31,000	87,249
Edenred	6,784	257,429
Experian PLC	20,616	473,985
RELX PLC	8,912	176,188
RELX PLC	42,562	842,489
Wirecard AG	613	114,706
		2,232,390
COMPUTERS - 1.9%
Capgemini SE	1,436	175,404
CGI Group, Inc. *	4,300	265,310
Check Point Software Technologies Ltd. * ^	5,374	596,514
Compal Electronics, Inc.	375,000	207,142
Computershare Ltd.	25,961	364,871
NTT Data Corp. *	33,800	433,864
Obic Co., Ltd.	1,500	136,536
		2,179,641
COSMETICS / PERSONAL CARE - 2.8%
Kao Corp.	7,500	498,828
Kose Corp.	300	44,826
L’Oreal SA	2,925	659,254
Pola Orbis Holdings, Inc.	700	18,697
Unicharm Corp.	23,500	637,412
Unilever NV - ADR	20,357	1,094,270
Unilever PLC	4,648	246,116
		3,199,403

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 98.1% (Continued)
DISTRIBUTION / WHOLESALE - 1.0%
Marubeni Corp.	9,000	$72,965
Mitsubishi Corp.	14,700	413,663
Sumitomo Corp.	22,200	336,641
Toyota Tsusho Corp.	7,500	270,617
		1,093,886
DIVERSIFIED FINANCIAL SERVICES - 2.5%
ASX Ltd.	4,023	169,112
B3 SA - Brasil Bolsa Balcao	35,500	255,080
China Merchants Securities Co. Ltd. - 144A	152,400	173,125
CITIC Securities Co. Ltd.	78,500	138,637
Deutsche Boerse AG	3,126	395,180
Hana Financial Group, Inc.	10,225	344,436
Hargreaves Lansdown PLC	7,275	173,374
Japan Exchange Group, Inc.	14,200	254,287
Noah Holdings Ltd. - ADR *	416	15,687
ORIX Corp.	36,500	594,516
Schroders PLC *	2,729	77,871
Yuanta Financial Holding Co., Ltd. *	498,000	242,177
		2,833,482
ELECTRIC - 1.6%
Centrais Eletricas Brasileiras SA *	37,200	233,846
CEZ AS	4,959	118,009
Enel SpA *	212,026	1,039,945
Fortum OYJ *	16,246	342,111
Kansai Electric Power Co., Inc.	2,400	36,727
Origin Energy Ltd. *	8,679	45,015
		1,815,653
ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
Brother Industries Ltd	10,100	184,813
Schneider Electric SE	529	38,266
		223,079
ELECTRONICS - 0.8%
AU Optronics Corp. *	103,000	40,243
Hoya Corp.	10,600	599,597
Kyocera Corp.	4,100	221,865
Nidec Corp.	600	77,053
		938,758
ENGINEERING & CONSTRUCTION - 0.4%
Enka Insaat ve Sanayi AS *	1	1
LendLease Group	38,522	481,492
		481,493
ENTERTAINMENT - 0.6%
Aristocrat Leisure Ltd.	25,172	474,742
OPAP SA	16,478	154,866
		629,608
FOOD - 3.4%
Associated British Foods PLC - ADR	3,400	105,298
CJ CheilJedang Corp. *	362	37,749
Koninklijke Ahold Delhaize NV	8,613	197,226
Metro, Inc.	11,000	346,019
Orkla ASA	51,818	448,476
Seven & i Holdings Co. Ltd.	22,200	961,090
Tesco PLC - ADR	15,100	122,763
Wesfarmers Ltd.	16,835	558,009
Wm Morrison Supermarkets PLC	29,595	93,730
Woolworths Group Ltd.	33,207	670,798
Yakult Honsha Co. Ltd.	4,000	283,196
		3,824,354
FOREST PRODUCTS & PAPER- 0.5%
Stora Enso OYJ	7,287	109,527
UPM-Kymmene OYJ	14,043	451,625
		561,152
GAS - 0.1%
Tokyo Gas Co., Ltd.	6,400	157,367
Security	Shares	Value
HEALTHCARE - PRODUCTS - 2.8%
Cochlear Ltd.	2,747	$346,452
EssilorLuxottica SA	2,247	307,000
Getinge AB	12,450	122,279
Koninklijke Philips NV *	24,762	923,847
Olympus Corp.	6,900	229,949
Smith & Nephew PLC	27,710	450,264
Smith & Nephew PLC - ADR ^	8,738	287,305
Sonova Holding AG	1,574	257,014
Sysmex Corp.	2,400	168,305
Terumo Corp.	2,200	118,739
		3,211,154
HEALTHCARE - SERVICES - 0.4%
Fresenius Medical Care AG & Co KGaA	6,118	480,534
Sonic Healthcare Ltd. ^	1,500	23,925
		504,459
HOLDING COMPANIES-DIVERSIFIED - 0.7%
Financiere de Tubize SA	1,315	91,074
Haci Omer Sabanci Holding AS *	1	1
Industrivarden AB	15,944	340,614
Itausa - Investimentos Itau SA *	136,638	411,992
		843,681
HOME FURNISHINGS - 0.4%
Arcelik AS	1	3
LG Electronics, Inc.	2,286	127,798
Panasonic Corp.	30,200	324,033
		451,834
HOUSEHOLD PRODUCTS/WARES - 0.2%
Henkel AG & Co KGaA	1,505	164,487

HOUSEWARES - 0.1%
Turkiye Sise ve Cam Fabrikalari AS *	103,490	87,432

INSURANCE - 6.9%
Aegon NV - ADR ^	50,350	306,128
Aegon NV	7,354	45,115
AIA Group Ltd.	43,400	330,253
Allianz SE	2,859	595,798
Assicurazioni Generali SpA	30,414	490,959
AXA SA	30,706	768,741
China Life Insurance Co., Ltd.	41,523	417,721
China Life Insurance Co., Ltd. - ADR * ^	108,607	103,226
China Taiping Insurance Holdings Co. Ltd.	124,000	416,649
Dai-ichi Life Holdings, Inc.	17,800	333,964
Insurance Australia Group Ltd.	28,891	139,848
Japan Post Holdings Co., Ltd.	48,700	577,406
MS&AD Insurance Group Holdings, Inc.	20,500	615,654
NN Group NV	23,981	1,030,064
Porto Seguro SA	5,500	80,505
Shin Kong Financial Holding Co., Ltd. *	642,115	211,707
Sompo Holdings, Inc.	6,000	247,429
Sony Financial Holdings, Inc.	11,100	256,026
Sul America SA	15,500	103,278
Tokio Marine Holdings, Inc.	15,400	725,398
		7,795,869
INTERNET - 0.7%
Auto Trader Group PLC - 144A	48,367	252,646
SEEK Ltd.	15,773	200,566
Trend Micro, Inc.	5,400	310,800
		764,012
INVESTMENT COMPANIES - 0.5%
Investor AB	4,901	213,992
Kinnevik AB *	13,241	367,548
		581,540
INVESTMENT COMPANIES - 1.7%
ArcelorMittal	30,885	770,945
BlueScope Steel Ltd.	15,592	159,963
JFE Holdings, Inc.	5,000	93,941
POSCO	1,122	256,818
Vale SA *	40,700	616,882
		1,898,549
See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 98.1% (Continued)
LEISURE TIME - 0.3%
TUI AG	19,994	$330,557

LODGING - 0.0%
Crown Resorts Ltd.	408	3,633

MACHINERY CONSTRUCTION & MINING - 1.0%
Hitachi Ltd. - ADR	1,793	109,723
Hitachi Ltd.	21,200	647,973
Komatsu Ltd.	12,700	330,681
		1,088,377
MACHINERY - DIVERSIFIED - 0.6%
Hexagon AB	3,983	195,187
Keyence Corp.	1,000	488,433
		683,620
MEDIA - 1.1%
Pearson PLC - ADR	26	296
Vivendi SA	21,438	517,231
Wolters Kluwer NV *	12,437	705,858
		1,223,385
METAL FABRICATE / HARDWARE - 0.1%
Tenaris SA - ADR	5,344	156,205

MINING - 2.5%
Anglo American PLC	24,875	530,730
BHP Billiton Ltd.	46,457	1,072,841
BHP Billiton PLC	10,980	218,960
Boliden AB	11,569	264,529
Rio Tinto PLC - ADR ^	10,683	526,565
South32 Ltd.- ADR	7,980	102,862
South32 Ltd.	26,158	67,523
		2,784,010
MISCELLANEOUS MANUFACTURING - 2.0%
Doosan Corp.	1,070	70,873
FUJIFILM Holdings Corp.	9,700	419,454
Siemens AG	10,589	1,217,602
Siemens AG - ADR	9,732	559,006
		2,266,935
OFFICE / BUSINESS EQUIPMENT - 0.4%
Canon, Inc.	13,700	390,154
Ricoh Co., Ltd.	9,800	97,809
		487,963
OIL & GAS - 12.5%
BP PLC - ADR	26,264	1,139,070
China Petroleum & Chemical Corp	1,550,000	1,263,004
CNOOC Ltd. - ADR	7,180	1,215,215
CNOOC Ltd.	371,000	632,011
Ecopetrol SA - ADR	1,468	34,146
Eni SpA	79,423	1,411,032
Equinor ASA - ADR ^	20,341	522,764
Galp Energia SGPS SA	18,666	324,684
Gazprom PJSC - ADR	30,800	144,760
Gazprom PJSC - ADR	67,456	319,607
Inpex Corp.	5,000	56,923
JXTG Holdings, Inc.	62,200	420,210
LUKOIL PJSC - ADR	15,187	1,134,469
Novatek PJSC - ADR	497	84,242
PetroChina Co., Ltd. - ADR *	8,450	613,808
PetroChina Co., Ltd.	328,000	235,916
Petroleo Brasileiro SA - ADR	9,323	138,167
Petroleo Brasileiro SA - ADR	14,633	237,786
Polski Koncern Naftowy ORLEN SA *	6,490	156,337
Security	Shares	Value
OIL & GAS - 12.5% (Continued)
Polskie Gornictwo Naftowe i Gazownictwo SA *	48,396	$79,083
PTT Exploration & Production PCL	96,300	405,244
PTT PCL	244,000	375,204
Repsol SA	34,011	607,953
Royal Dutch Shell PLC ADR	11,195	735,623
Royal Dutch Shell PLC - ADR	6,327	399,803
Royal Dutch Shell PLC	21,081	669,800
Santos Ltd.	69,443	326,212
SK Innovation Co., Ltd. *	1,090	204,560
Woodside Petroleum Ltd.	11,641	286,848
		14,174,481
PHARMACEUTICALS - 10.4%
Astellas Pharma, Inc.	39,200	605,541
AstraZeneca PLC - ADR ^	12,503	484,866
Bayer AG	9,156	702,078
Chugai Pharmaceutical Co. Ltd.	10,700	626,339
Daiichi Sankyo Co. Ltd.	10,300	393,629
Eisai Co. Ltd.	1,800	149,878
GlaxoSmithKline PLC - ADR	33,900	1,324,134
Grifols SA	12,969	269,611
Novartis AG	11,577	1,015,085
Novo Nordisk A/S - ADR	15,300	660,654
Novo Nordisk A/S	16,055	693,592
Ono Pharmaceutical Co. Ltd.	11,400	258,661
Otsuka Holdings Co. Ltd.	4,700	224,752
Roche Holding AG	10,718	2,611,600
Roche Holding AG - ADR	13,300	403,788
Shionogi & Co. Ltd.	8,000	511,459
Takeda Pharmaceutical Co. Ltd.	13,600	563,750
UCB SA	3,051	256,314
		11,755,731
PRIVATE EQUITY - 0.5%
3i Group PLC	51,117	572,172

REAL ESTATE - 0.2%
REA Group Ltd.	3,566	181,639
Wharf Real Estate Investment Co Ltd.	17,000	105,675
		287,314
REIT - 0.6%
Link REIT	38,000	337,819
RioCan Real Estate Investment Trust	13,350	243,975
Scentre Group	34,108	96,173
		677,967
RETAIL - 2.3%
Alimentation Couche-Tard, Inc.	4,100	196,282
Canadian Tire Corp. Ltd.	4,000	451,216
Cie Financiere Richemont SA - ADR	18,300	132,767
Cie Financiere Richemont SA	10,407	761,600
Fast Retailing Co. Ltd.	600	302,050
HUGO BOSS AG	2,774	198,310
Kingfisher PLC	45,221	146,788
Luxottica Group SpA	6,803	427,402
		2,616,415
SEMICONDUCTORS - 5.6%
Macronix International	141,780	78,943
Nanya Technology Corp.	126,000	210,389
Samsung Electronics Co. Ltd. - ADR - 144A	126	117,558
Samsung Electronics Co. Ltd.	67,400	2,523,172
Samsung Electronics Co. Ltd.	8,550	269,759
Samsung Electronics Co. Ltd. - ADR	375	293,250
SK Hynix, Inc. *	14,214	856,044
STMicroelectronics NV	21,978	334,215
Taiwan Semiconductor Manufacturing Co. Ltd. *	35,000	262,758
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR ^	36,343	1,384,668
United Microelectronics Corp. *	185,000	70,500
		6,401,256

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 98.1% (Continued)
SOFTWARE - 2.9%
Amadeus IT Group SA	12,912	$1,040,101
Constellation Software, Inc.	300	206,970
Dassault Systemes SE - ADR	1,011	126,815
Oracle Corp Japan	2,500	169,193
Sage Group PLC	6,798	47,249
SAP SE	11,373	1,218,178
Ubisoft Entertainment SA *	5,667	508,524
		3,317,030
TELECOMMUNICATIONS - 3.3%
China Mobile Ltd.	18,500	173,362
KDDI Corp.	23,000	556,498
Nice Ltd. - ADR *	1,319	139,735
Nippon Telegraph & Telephone Corp. - ADR	567	22,964
Nippon Telegraph & Telephone Corp.	14,800	610,223
Nokia OYJ *	74,934	423,421
Telecom Italia SpA - ADR *	58,300	346,885
Telecom Italia SpA - ADR	7,800	39,702
Telefonica SA	64,891	532,493
Vodafone Group PLC - ADR	47,662	902,242
		3,747,525
TRANSPORTATION - 3.4%
Canadian National Railway Co.	14,157	1,213,195
Canadian Pacific Railway Ltd.	800	164,000
Canadian Pacific Railway Ltd.	1,500	308,361
Central Japan Railway Co.	2,400	460,499
DSV A/S	3,979	319,320
East Japan Railway Co.	6,100	532,666
Guangshen Railway Co., Ltd.	266,000	99,692
Hankyu Hanshin Holdings, Inc. *	200	6,605
Kamigumi Co., Ltd.	4,000	82,524
Nippon Express Co., Ltd.	1,500	94,646
Tobu Railway Co., Ltd. *	5,700	158,504
West Japan Railway Co.	5,800	390,025
		3,830,037

TOTAL COMMON STOCKS (Cost - $111,070,105)		111,239,349
Security		Shares	Value
EXCHANGE TRADED FUND - 0.6%
EQUITY FUND - 0.6%
iShares MSCI EAFE ETF		10,432	$651,583
TOTAL EXCHANGE TRADED FUND (Cost - $689,856)

WARRANT- 0.0%
Barito Pacific TBK PT		35,722	870
TOTAL WARRANTS (Cost - $0)
		Principal
	Interest Rate	Amount
PREFERRED STOCK - 0.5%
OIL & GAS - 0.5%
Petroleo Brasileiro SA	0.000	84,100	625,118
TOTAL PREFERRED STOCK (Cost - $561,149)

		Shares
SHORT-TERM INVESTMENT - 0.0%
MONEY MARKET FUND - 0.0%
Fidelity Institutional Money Market Fund -
Government Portfolio - Institutional Class	2.060+	30,943	30,943
TOTAL SHORT-TERM INVESTMENT (Cost - $30,943)

COLLATERAL FOR SECURITIES LOANED - 3.8%
Mount Vernon Prime Portfolio, 2.39% + # (Cost - $4,306,692)		4,306,692	4,306,692

TOTAL INVESTMENTS - 103.0% (Cost - $116,658,745)			$116,854,555
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.0)%			(3,439,158)
NET ASSETS - 100.0%			$113,415,397

^	All or a portion of these securities are on loan. Total loaned securities had a value of $4,260,072 at October 31, 2018.

*	Non-income producing security.

ADR - American Depositary Receipt.

NV - Non-Voting	REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of October 31, 2018.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $1,033,875 or 0.9% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Japan	20.1%	Switzerland	4.8%
Britain	9.9%	Netherlands	4.7%
Germany	7.4%	South Korea	4.4%
China	6.3%	France	4.0%
Australia	6.1%	Other Countries **	27.4%
Canada	4.9%	Total	100.0%

*	Based on total value of investments as of October 31, 2018.

**	Includes collateral for securities loaned as of October 31, 2018.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser ( Barings LLC)

The real estate investment trust (REIT) market had a positive fiscal year ended October 31, 2018, however a negative final three months eliminated about two-thirds of the year-to-date gains. Although the Sub-Adviser believes that historical data shows evidence that REIT fundamentals have not historically been driven by interest rates shifts, the increase in rates over the most recent fiscal year may have pushed investors to shy aware from REITs. Over the fiscal year, the 10-year Treasury rose from 2.37 percent at the beginning of the period to 3.23 percent at the end of the fiscal year, fluctuating within a 91 basis point range throughout. REITs, as measured by the FTSE NAREIT All REIT Index, increased 4.3 percent over the first three fiscal quarters, while dropping 2.7 percent in the fourth fiscal quarter. For the year, REITs increased 1.6 percent, while other broad equity indexes, such as the S&P 500 Index, gained 7.4 percent. The underperformance of REITs over the last fiscal year continued the trend of underperformance, since REITs also trailed the S&P 500 index the previous fiscal year by 14.8 percent.

The Sub-Adviser believes that the intrinsic value of a listed real estate company is a function of the quality of its real estate portfolio, management team, and capital plan. Achieving a thorough understanding of the real estate assets owned by an investment candidate is the foundation of establishing the value of that enterprise. Evaluating management’s ability to drive earnings and add value to underlying real estate assets is vital to the Sub-Adviser developing an understanding of the potential sustainable future success of the company. Assessing a firm’s financial structure within the context of the prevailing financial environment provides the Sub-Adviser with a framework to understand the risk and long-term potential of a firm’s business strategy. Free standing, regional mall, and manufactured home REIT sectors, had the strongest positive contributions to the Fund’s return over the past fiscal year. The timber, data center, and self storage REIT sectors, were the leading detractors to the Fund performance over fiscal year.

From a sector standpoint, the Fund’s underweight allocation to the diversified REIT sector had the biggest positive contribution to the Fund’s performance versus the benchmark over the fiscal year ended October 31, 2018. The Fund also outperformed versus the benchmark by being overweight in free standing REITs and underweight the timber REIT sector for the period. However, the performance due to allocation decisions by the Fund versus the benchmark was overall a net loss of 1.4 percent for the fiscal year. The Fund missed out on strong returns in the infrastructure REIT sector by being underweight versus the benchmark. Infrastructure REITS returned 8.2 percent for the benchmark during the fiscal year. The Fund was hurt relative to the benchmark by having almost twice the exposure to data center REITs during the period. The data center REIT sector lost 14.2 percent for the index during the period and the additional weighting by the Fund hurt relative performance. The Fund also lost ground versus the benchmark by being underweight self storage REITs. Self storage REITs returned 7.2 percent for the index over the fiscal year. Overall, the underperformance of the Fund can be attributed to asset allocation compared to the benchmark index. The Fund did add 0.3 percent in relative performance versus the benchmark due to security selection, but that was not enough to overcome the allocation decision shortfalls.

Within the equity selection, the top contributor to the Fund performance was Simon Property Group, Inc. (SPG) (holding weight*: 4.55 percent), a company that is a global leader in the ownership of premier shopping, dining, entertainment and mixed-use destinations. The holding returned 24.0 percent during the fiscal year. SPG benefited from continuing repositioning and repurposing of retail mall space. Another top contributor to the Fund was from the apartment REIT sector. UDR, Inc. (UDR) (holding percentage*: 5.15 percent), is a leading multifamily real estate investment trust that manages, buys, sells, develops and redevelops real estate properties in smaller tertiary U.S. markets. Over the fiscal year, the holding increased 12.1 percent. Another holding that contributed positively to the Fund’s performance was American Tower Corporation (AMT) (holding weight*: 5.11 percent), a company that is a leading independent owner, operator and developer of multitenant communications real estate with a portfolio of approximately 170,000 communications sites. The holding increased 10.8 percent during the fiscal year. The Sub-Adviser believes the company will continue to benefit from the effects of capital expenditures of wireless companies ongoing investments in developing 5G technology for their wireless platforms.

On the opposite side of the spectrum, security selection in data centers and timber sectors detracted from Fund performance versus the benchmark. The top two detractors to the Fund’s performance came from the data center space. Equinix, Inc. (EQIX) (holding weight*: 3.85 percent), a company that connects various companies directly to their customers and partners inside interconnected data centers, lost 16.5 percent during the fiscal year. Digital Realty Trust, Inc. (DLR) (holding weight*: 6.18 percent), a company that supports the data center, colocation and interconnection strategies of more than 2,300 firms across its secure, network-rich portfolio of data centers located domestically and internationally, decreased 9.7 percent during the fiscal year. Even with the poor yearly returns, the Sub-Adviser currently has a positive outlook for the data center REIT sector, which leads the Sub-Adviser to continue a strong overweight to the sector versus the benchmark. The Sub-Adviser believes the data center sector has growth opportunities and part of the poor performance was the overall negative sentiment to the tech sector in the market in general. Another detractor to the Fund’s return came from the timber REIT space. Weyerhaeuser Company (WY) (holding weight*: 1.83 percent), one of the world’s largest private owners of timberlands, tumbled 23.1 percent during the most recent fiscal year. The Sub-Adviser has concerns about the ongoing trade war between the U.S. and China, which has pushed the Chinese to buy timber from Canada and New Zealand. The Sub-Adviser also feels that the timber space might have performed poorly due to market concerns of a top in the housing market, which would slow home building and timber demand.

Going forward, the Sub-Adviser is optimistic about REIT performance through the remainder of 2018 and through next year, as it sees discounts to net asset values in several sectors. As mentioned earlier, the Sub-Adviser believes there are growth opportunities in the data center space. The Sub-Adviser also sees strong value opportunities in single family rentals, regional malls, and office REITs. The Sub-Adviser does not like the valuations in the health care and free standing triple net lease REIT spaces. The Sub-Adviser will continue to monitor the effects of the trade war between the United States and China on all of the REIT sectors. The Sub-Adviser will continue to look to take advantage of distortions in valuations throughout the macroeconomic, capital market, and real estate cycles, through investment selections that will favor specific themes with better growth, rather than country or sector allocations.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

**	Holding percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

	One	Annualized	Annualized	Annualized Since Inception
	Year	Five Years	Ten Years	(12/10/04)
Class N	(0.48)%	6.79%	10.79%	6.19%
Class C	(1.50)%	5.72%	9.68%	5.14%
Class A with load of 5.75%	(6.43)%	5.27%	9.87%	3.13%*
Class A without load	(0.74)%	6.53%	10.52%	3.65%*
FTSE NAREIT All REITs Index	1.62%	8.21%	11.71%	6.77%
Morningstar Real Estate Category	0.29%	6.76%	10.67%	6.27%

*	Class A commenced operations on January 3, 2007.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.17% for Class N, 2.17% for Class C and 1.42% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2018

Security	Shares	Value
COMMON STOCK - 1.8%
LODGING - 1.8%
Hilton Worldwide Holdings, Inc.	13,356	$950,547
TOTAL COMMON STOCK (Cost - $770,602)

REITS - 96.4%
APARTMENTS - 12.1%
AvalonBay Communities, Inc. ^	11,250	1,973,025
Camden Property Trust	18,160	1,639,303
Invitation Homes, Inc. ^	6,400	140,032
UDR, Inc. ^	70,240	2,752,706
		6,505,066
DIVERSIFIED - 28.9%
American Tower Corp.	17,510	2,728,233
Cousins Properties, Inc. ^	133,400	1,108,554
Crown Castle International Corp.	25,270	2,747,860
Digital Realty Trust, Inc.	31,950	3,299,157
Equinix, Inc.	5,430	2,056,558
Gaming and Leisure Properties, Inc.	22,130	745,560
New Residential Investment Corp.	88,200	1,577,016
Vornado Realty Trust	4,660	317,253
Weyerhaeuser Co.	36,710	977,587
		15,557,778
FINANCE - MORTGAGE LOAN/BANKER - 2.6%
TPG RE Finance Trust, Inc.	71,820	1,423,472

HEALTHCARE - 8.0%
Medical Properties Trust, Inc. ^	53,910	801,103
National Health Investors, Inc.	7,020	515,689
Physicians Realty Trust	38,760	642,641
Sabra Health Care REIT, Inc. ^	46,610	1,009,107
Welltower, Inc. ^	20,560	1,358,399
		4,326,939
HOTELS - 5.1%
Chesapeake Lodging Trust ^	26,760	786,476
Host Hotels & Resorts, Inc.	56,830	1,086,021
Park Hotels & Resorts, Inc.	30,622	890,182
		2,762,679
MANUFACTURED HOMES - 2.0%
Sun Communities, Inc.	11,010	1,106,175

OFFICE - 8.6%
Boston Properties, Inc.	17,190	2,075,864
Hudson Pacific Properties, Inc.	26,280	796,284
JBG SMITH Properties ^	5,640	211,387
Kilroy Realty Corp.	22,323	1,537,608
		4,621,143
Security	Shares	Value
REGIONAL MALLS - 5.7%
Macerich Co.	12,120	$625,634
Simon Property Group, Inc.	13,241	2,429,988
		3,055,622
SHOPPING CENTERS - 4.8%
Acadia Realty Trust ^	26,828	746,892
Regency Centers Corp.	28,944	1,833,892
		2,580,784
SINGLE FAMILY - 7.0%
Agree Realty Corp.	21,030	1,204,388
National Retail Properties, Inc. ^	26,440	1,236,070
STORE Capital Corp.	46,920	1,362,088
		3,802,546
STORAGE - 3.9%
Extra Space Storage, Inc. ^	23,310	2,099,299

WAREHOUSE/INDUSTRIAL - 7.7%
First Industrial Realty Trust, Inc.	41,000	1,258,700
Prologis, Inc. ^	44,490	2,868,270
		4,126,970
TOTAL REITS (Cost - $47,872,641)		51,968,473

SHORT-TERM INVESTMENT - 0.9%
MONEY MARKET FUND - 0.9%
Fidelity Investments Money Market - Class I, 1.58% +	497,413	497,413
TOTAL SHORT-TERM INVESTMENT (Cost - $497,413)

COLLATERAL FOR SECURITIES LOANED - 16.6%
Mount Vernon Prime Portfolio, 2.39% +# (Cost - $8,953,610)	8,953,610	8,953,610

TOTAL INVESTMENTS - 115.7% (Cost - $58,094,266)		$62,370,043
LIABILITIES IN EXCESS OF OTHER ASSETS - (15.7)%		(8,454,811)
TOTAL NET ASSETS - 100.00%		$53,915,232

^	All or a portion of these securities are on loan. Total loaned securities had a value of $8,551,531 at October 31, 2018. Securities loaned with a value of $39,209 have been sold and are pending settlement.

REITS - Real Estate Investment Trusts.

+	Variable rate security. Interest rate is as of October 31, 2018.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Diversified	25.0%	Hotels	4.4%
Collateral for Securities Loaned	14.4%	Shopping Centers	4.1%
Apartments	10.4%	Storage	3.4%
Office	7.4%	Finance - Mortgage Loan/Banker	2.3%
Healthcare	6.9%	Manufactured Homes	1.8%
Warehouse	6.6%	Lodging	1.5%
Single Family	6.1%	Short-Term Investment	0.8%
Regional Malls	4.9%	Total	100.0%

*	Based on total value of investments as of October 31, 2018.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Piermont Capital Management, Inc.)

Small cap value stocks, as measured by the Russell 2000 Value Index, experienced a volatile fiscal year rising and falling each fiscal quarter, ending the fiscal year nearly flat, down 0.6 percent. In the first fiscal quarter, small cap value stocks rose 3.2 percent. However during the second fiscal quarter, small cap value stocks whipsawed, down 2.2 percent. During the third fiscal quarter, small cap value stocks jumped back, rising 8.3 percent. Another reversal occurred during the last fiscal quarter, as small cap value stocks plunged 9.1 percent. The dispersion in sector performance during the fiscal year was high, as the best performing sector, communication services, outpaced the worst performing sector, materials, by approximately 26 percent. As the Sub-Adviser’s proprietary process seeks sector neutrality versus the benchmark index, the stock selection within each sector was the primary driver of relative performance.

The banking industry group, the largest weighting for the Fund, did not have as large of an impact on overall performance during the fiscal year compared to last fiscal year. The energy sector and the commercial services sector provided both contributors and detractors to Fund performance throughout the fiscal year, while the healthcare industry group was one of the top industry groups for the Fund during the fiscal year.

The Sub-Adviser’s stock selection is quantitatively derived, using a combination of five to nine factor groups for each sector model, which measure both fundamental and technical metrics. In contrast to the previous fiscal quarter’s top contributor coming from the energy sector, the most recent fiscal quarter’s top detractor came from the energy sector. The top detractor, Newpark Resources Inc. (NR) (holding weight*: 0.94 percent), a global supplier of drilling fluids systems and composite matting systems for oil and gas companies, was different than the third fiscal quarter’s top contributor, Penn Virginia Corporation (PVAC) (holding weight*: 0.86 percent), an independent oil and gas company engaged in the exploration, development and production of oil and natural gas primarily in Eagle Ford Shale in South Texas and other onshore regions of the United States. For the fiscal year, NR declined 6.2 percent and PVAC rocketed 76.5 percent, while the Russell 2000 Value Index energy sector decreased approximately 1.6 percent. True to the Sub-Adviser’s investment strategy, the Fund’s returns are a reflection of their security selection and not sector allocation decisions.

The third fiscal quarter’s second top contributor came from the commercial services industry group, while the fourth fiscal quarter’s second largest detractor was from the commercial industry group, specifically in the trucking industry. During the fourth fiscal quarter, Echo Global Logistics, Inc. (ECHO) (holding weight*: 0.90 percent), an international logistics company fell with the majority of the transportation sector in late September and its positive earnings release at fiscal quarter end was not enough to lift the holding from being the second greatest detractor. The previous fiscal quarter’s second top contributor, ArcBest Corporation (ARCB) (holding weight*: 1.15 percent), which provides freight and logistics solutions experienced increased demand and its good earnings report helped the holding contribute to positive Fund performance. Over the fiscal year, both ECHO and ARCB contributed to positive Fund performance, appreciating 6.9 percent and 14.8 percent, respectively. Meanwhile, the Russell 2000 Value Index industrials sector dropped approximately 1.3 percent during the fiscal year.

The healthcare industry group contributed to positive Fund performance during the fiscal year. Healthcare was the strongest performing industry group for the Fund during the first fiscal quarter, while healthcare had the top two contributors for Fund performance during the second fiscal quarter even though the sector was negative during the same period. During the third fiscal quarter, healthcare returned to the top performing industry group, while in the fourth fiscal quarter, healthcare fell slightly. Haemonetics Corporation (HAE) (holding weight**: 1.44 percent), a company that provides hematology products and solutions, was one such company that performed well over the fiscal year. The company continued year-over-year revenue increases, led by steady growth in their plasma franchise, which is seeing strong end-market demand for plasma-derived biopharmaceuticals. By the time the Sub-Adviser exited the holding on September 19, 2018, HAE returned 130.8 percent. Another contributor was Sucampo Pharmaceuticals Inc. (SCMP) (holding percentage**: 1.09 percent), a biopharmaceutical company focused on developing, identifying, acquiring, and marketing medicines that helped unmet medical needs, primarily in gastroenterology, ophthalmology, and oncology-related disorders. During the first fiscal quarter, the Sub-Adviser exited the holding on January 8, 2018, after the holding rose 84.0 percent. SCMP’s large gain was due to the announced acquisition of the company by a United Kingdom pharmaceutical company. A detractor for the Fund during the second fiscal quarter was Anika Therapeutics, Inc. (ANIK) (holding weight*: 0.61 percent), a company that provides orthopedic medicines for patients with degenerative orthopedic diseases and traumatic conditions globally. ANIK fell 34 percent during the second fiscal quarter. Part of the poor performance might be attributed to a revenue miss and a product recall during the period. However, ANIK still ended the fiscal year positive, up 7.5 percent.

The Sub-Adviser is optimistic that its highest-weighted factors will benefit from a continued outperformance of stocks with what it views as strong fundamentals. During the fiscal year, investors may have taken notice of small cap U.S. value stocks, as investors may have thought these companies were more insulated from tariffs since the majority of their customers tend to be from the U.S. In addition, the Sub-Adviser is optimistic that although it is sector neutral, its careful stock selection will allow it to be less interest rate sensitive within rate-sensitive sectors, as indicators suggest that rates will continue to rise in 2018. Furthermore, the Sub-Adviser believes that its sector-, beta-, and market-capitalization-neutral bottom-up stock picking strategy will continue to outperform based upon stock selection, especially during environments with elevated volatility, which may persist in the future.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

**	Holding percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

		Annualized	Annualized	Annualized Since Inception
	One Year	Five Years	Ten Years	(12/10/04)
Class N	0.31%	7.41%	10.95%	5.99%
Class C	(0.63)%	6.35%	9.84%	4.95%
Class A with load of 5.75%	(5.70)%	5.89%	10.04%	4.81%*
Class A without load	0.08%	7.15%	10.69%	5.34%*
Russell 2000 Value Index	(0.59)%	7.18%	10.95%	7.03%
Morningstar Small Cap Value Category	(2.24)%	5.83%	11.21%	6.88%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.39% for Class N, 2.39% for Class C and 1.64% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800- 442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 97.9%
AEROSPACE / DEFENSE - 1.9%
Esterline Technologies Corp. * ^	3,700	$434,232
Moog, Inc.	6,560	469,368
		903,600
AUTO PARTS & EQUIPMENT - 1.2%
Cooper Tire & Rubber Co. ^	8,888	274,550
Tower International, Inc.	10,227	303,640
		578,190
BANKS - 18.3%
BancFirst Corp. ^	4,660	267,391
Bancorp, Inc. *	31,318	328,839
BankUnited, Inc.	15,452	511,461
Banner Corp.	9,940	574,731
Cathay General Bancorp	13,910	523,990
Central Pacific Financial Corp.	10,420	281,757
First Bancorp ^	6,400	236,096
First Citizens BancShares, Inc.	1,580	674,075
First Interstate BancSystem, Inc. ^	10,370	429,940
Franklin Financial Network, Inc. * ^	6,360	215,604
Heartland Financial USA, Inc. ^	8,310	441,593
Independent Bank Corp. ^	10,280	227,496
International Bancshares Corp.	14,000	541,800
National Bank Holdings Corp.	6,810	229,906
Simmons First National Corp.	17,200	460,616
TriCo Bancshares	7,833	282,145
TrustCo Bank Corp. NY	19,000	142,310
Trustmark Corp.	14,985	461,538
UMB Financial Corp. ^	8,200	523,570
United Community Banks, Inc.	17,800	442,686
Walker & Dunlop, Inc.	8,200	344,072
Wintrust Financial Corp.	6,980	531,457
		8,673,073
BIOTECHNOLOGY - 1.2%
AMAG Pharmaceuticals, Inc. * ^	17,900	384,850
MacroGenics, Inc. *	11,230	184,846
		569,696
CHEMICALS - 1.7%
Minerals Technologies, Inc.	5,676	310,761
Stepan Co.	6,025	497,605
		808,366
COMMERCIAL SERVICES - 5.4%
Aaron’s, Inc. ^	12,740	600,436
CBIZ, Inc. *	11,720.00	259,950
Ennis, Inc.	11,390	220,510
FTI Consulting, Inc. * ^	7,200	497,592
Graham Holdings Co.	860	499,703
K12, Inc. *	22,120	473,589
		2,551,780
COMPUTERS - 2.9%
Electronics For Imaging, Inc. * ^	17,260	525,567
Insight Enterprises, Inc. *	11,800	609,942
MTS Systems Corp.	5,210	246,694
		1,382,203
DIVERSIFIED FINANCIAL SERVICES - 1.6%
Federated Investors, Inc. ^	15,400	379,918
Piper Jaffray Cos.	5,440	377,427
		757,345
ELECTRIC - 3.5%
NorthWestern Corp.	10,440	613,454
PNM Resources, Inc.	12,080	463,993
Portland General Electric Co.	13,280	598,662
		1,676,109
Security	Shares	Value
ELECTRICAL COMPONENTS & EQUIPMENT - 2.5%
Energizer Holdings, Inc. ^	10,120	$594,752
EnerSys ^	7,260	577,678
		1,172,430
ELECTRONICS - 5.6%
Electro Scientific Industries, Inc. * ^	27,200	788,800
Knowles Corp. * ^	29,700	480,546
Sanmina Corp. * ^	16,800	425,040
Tech Data Corp. * ^	7,400	522,884
Vishay Intertechnology, Inc. ^	22,780	416,874
		2,634,144
ENTERTAINMENT - 1.0%
International Speedway Corp.	12,474	467,900

FOOD - 1.1%
Sanderson Farms, Inc. ^	5,130	504,741

GAS - 2.1%
Southwest Gas Holdings, Inc.	7,020	542,435
Spire, Inc.	6,100	442,738
		985,173
HAND / MACHINE TOOLS - 1.0%
Regal Beloit Corp.	6,400	458,880

HEALTHCARE - PRODUCTS - 0.6%
Meridian Bioscience, Inc.	17,670	286,431

HEALTHCARE - SERVICES - 1.3%
Magellan Health, Inc. *	4,321	281,124
Providence Service Corp. *	5,010	331,111
		612,235
HOME BUILDERS- 1.6%
Taylor Morrison Home Corp. *	23,910	395,471
TRI Pointe Group, Inc. * ^	29,890	355,691
		751,162
HOME FURNISHINGS - 0.6%
Ethan Allen Interiors, Inc. ^	13,790	263,941

INSURANCE - 3.6%
American Equity Investment Life Holding Co.	21,926	684,530
Essent Group Ltd. *	7,700	303,534
Selective Insurance Group, Inc.	11,167	724,180
		1,712,244
IRON / STEEL - 0.9%
Schnitzer Steel Industries, Inc.	16,527	444,576

LODGING - 0.7%
Marcus Corp.	8,600	335,572

MEDIA - 2.0%
Gannett Co., Inc. ^	39,940	387,418
Gray Television, Inc. *	32,270	558,594
		946,012
METAL FABRICATE / HARDWARE - 0.9%
Rexnord Corp. *	16,700	447,727

MISCELLANEOUS MANUFACTURING - 1.2%
ITT, Inc.	10,900	550,450

OFFICE FURNISHINGS - 0.7%
Interface, Inc.	19,740	321,565

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 97.9% (Continued)
OIL & GAS - 3.6%
Gulfport Energy Corp. *	36,230	$330,055
Laredo Petroleum, Inc. * ^	32,350	169,514
Par Pacific Holdings, Inc. *	19,080	337,334
Penn Virginia Corp. * ^	5,884	404,702
Unit Corp. *	20,378	471,343
		1,712,948
OIL & GAS SERVICES - 2.7%
Exterran Corp. *	16,272	339,922
Helix Energy Solutions Group, Inc. * ^	56,700	483,084
Newpark Resources, Inc. * ^	54,207	445,039
		1,268,045
PACKAGING & CONTAINERS - 0.9%
Silgan Holdings, Inc. ^	16,800	403,704

PHARMACEUTICALS - 0.6%
Anika Therapeutics, Inc. *	8,033	287,260

REAL ESTATE - 0.7%
Realogy Holdings Corp. ^	16,800	320,376

REITS - 13.8%
Apollo Commercial Real Estate Finance, Inc. ^	28,390	531,177
Braemar Hotels & Resorts, Inc.	29,630	315,263
Brandywine Realty Trust	34,300	482,258
Chatham Lodging Trust ^	27,350	533,325
Community Healthcare Trust, Inc.	7,580	225,278
Corporate Office Properties Trust ^	18,900	488,376
National Storage Affiliates Trust ^	18,900	503,307
Preferred Apartment Communities, Inc.	30,310	510,724
Ramco-Gershenson Properties Trust ^	27,950	371,176
Rayonier, Inc.	16,400	495,280
Rexford Industrial Realty, Inc.	18,000	570,060
Sabra Health Care REIT, Inc. ^	25,300	547,745
STAG Industrial, Inc.	19,100	505,386
Xenia Hotels & Resorts, Inc.	21,400	439,770
		6,519,125
RETAIL - 1.8%
Conn’s, Inc. * ^	8,800	244,464
Denny’s Corp. *	10,700	185,645
MarineMax, Inc. * ^	17,371	395,364
		825,473
SAVINGS & LOANS - 1.0%
Flagstar Bancorp, Inc. *	15,012	462,219

SEMICONDUCTORS - 0.6%
Rambus, Inc. *	33,480	291,611
Security	Shares	Value
SOFTWARE - 1.6%
MicroStrategy, Inc. *	2,570	$323,743
Progress Software Corp.	13,641	438,422
		762,165
TELECOMMUNICATIONS - 2.0%
Ciena Corp. * ^	17,620	550,801
United States Cellular Corp. * ^	8,040	384,071
		934,872
TRANSPORTATION - 2.5%
ArcBest Corp.	14,601	541,989
Covenant Transportation Group, Inc. *	9,320	233,280
Echo Global Logistics, Inc. *	16,595	426,657
		1,201,926
WATER - 1.0%
California Water Service Group	11,800	495,600

TOTAL COMMON STOCKS - (Cost - $47,279,686)		46,280,869

EXCHANGE TRADED FUND - 1.2%
EQUITY FUND - 1.2%
iShares Russell 2000 Value ETF ^	4,700	569,405
TOTAL EXCHANGE TRADED FUND (Cost - $586,370)

SHORT-TERM INVESTMENT - 1.0%
MONEY MARKET FUND - 1.0%
Invesco STIT-Treasury Portfolio Institutional Class - 2.09% +	464,798	464,798
(Cost - $464,798)

COLLATERAL FOR SECURITIES LOANED - 27.6%
Mount Vernon Prime Portfolio 2.39% + #	13,055,943	13,055,943
(Cost - $13,055,943)

TOTAL INVESTMENTS - 127.7% (Cost - $61,386,797)		$60,371,015
LIABILITIES IN EXCESS OF OTHER ASSETS - (27.7)%		(13,114,600)
NET ASSETS - 100.0%		$47,256,415

REITS - Real Estate Investment Trust

^	All or a portion of these securities are on loan. Total loaned securities had a value of $12,766,484 at October 31, 2018.

*	Non Income producing security.

+	Variable rate security - interest rate is as of October 31, 2018.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Financial	30.6%	Energy	4.9%
Industrial	12.9%	Technology	4.0%
Consumer, Non-cyclical	8.0%	Communications	3.1%
Consumer, Cyclical	5.9%	Basic Materials	2.1%
Utilities	5.2%	Other **	23.3%
		Total	100.0%

*	Based on total value of investments as of October 31, 2018.

**	Includes collateral for securities loaned as of October 31, 2018.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (Bailard, Inc.)

The fiscal year began with an upbeat tone that rewarded the historically higher-volatility asset classes such as emerging markets. In the first fiscal quarter, emerging markets stocks, as measured by the MSCI Emerging Markets Index, rose 12.5 percent. This surge was met with three consecutive negative fiscal quarters, as trade tensions and global shifts in monetary policy sent investors fleeing from generally higher risk asset classes. During the most recent fiscal quarter, emerging markets stocks fell 11.7 percent, bringing the return for the fiscal year deep into negative territory, down 12.5 percent. Although the broad emerging markets space was down double- digits during the most recent fiscal quarter and the entire fiscal year, the losses were not spread evenly across the emerging markets countries.

As the Sub-Adviser believes that there significant idiosyncrasies in the primary factors that drive or detract from economic growth amongst the emerging markets countries, it seeks to identify the differences that create persistent mispricing opportunities, especially those that translate to significantly affecting the price of publicly traded securities. Therefore, the Sub-Adviser’s country selection is expected to be a primary driver of the Fund’s performance. The Sub-Adviser focuses on individual countries and bottom-up stock selection within those countries, with an overweight or an underweight to economic sectors being largely incidental. During periods where the dispersion in country returns is wide, such as the most recent fiscal quarter, the Sub-Adviser’s country selection becomes even more crucial.

Unfortunately, when the top performing countries in one fiscal quarter flip to becoming among the poorest performers the next fiscal quarter, this poses additional difficulty in avoiding the adverse effects of those inflections. For example, in the first fiscal quarter South Africa was one of the strongest performing countries, outperforming emerging markets stocks in general by 9.4 percent. However, during the next three fiscal quarters, South Africa fell drastically, underperforming by 10.0 percent. During the fiscal year, South Africa was down 17.4 percent. Barloworld Limited (BAW SJ) (holding weight*: 0.35 percent), a South African industrial brand management company with many unrelated businesses, ranging from information technology, building materials, and motor vehicles proved to be a moderate detractor from Fund performance during the most recent fiscal quarter and the fiscal year. In local currency terms, the stock declined 5.4 percent during the most recent fiscal quarter and declined 7.5 percent over the fiscal year.

As China was consistently in the news headlines for the majority of the fiscal year, the Sub-Adviser generally maintained China as the Fund’s largest country weighting. Comprising nearly one- third of the emerging markets space, exposure to China dictated a sizeable amount of the returns for both the most recent fiscal quarter and the fiscal year. Along with many other emerging markets countries, China rose strongly in the first fiscal quarter, up 16.4 percent. However, as the tariff rhetoric soured, so did the returns as China fell 28.5 percent over the following three fiscal quarters. Fund holdings such as Agile Group Holdings Limited (3383 HK) (holding weight*: 0.70 percent), a developer and manager of commercial and hotel real estate properties, detracted further from the volatility experienced through the Fund’s allocation to China. During the most recent fiscal quarter, 3383 HK declined 22.5 percent, bringing its return for the fiscal year deep into negative territory, down 14.3 percent.

As the second and third largest developing markets, Korea and Taiwan comprised close to one-quarter of emerging markets equities. During the fiscal year, Korea decreased 19.9 percent while Taiwan decreased 9.0 percent. Although the Fund’s overweight allocation to Taiwan contributed positively to the Fund’s relative performance, the security selection within Taiwan generally detracted. During the fiscal year, the Fund held Macronix International Co., Ltd. (2337 TT) (holding weight*: 0.39 percent), a developer of memory products, including nonvolatile memory integrated circuits, Read Only Memory, and flash memory. As 2337 TT struggled with U.S./China trade-war concerns impacting major Taiwanese exporters, the stock declined 62.8 percent during the fiscal year. Conversely, some of the countries with moderate allocations, such as Russia and Brazil, not only performed quite disparately from their developing market peers, but were two of a very small group that finished the fiscal year in positive territory. During the fiscal year, Russia and Brazil increased 10.7 percent and 4.8 percent, respectively. In addition, the Sub-Adviser’s stock selection within these countries contributed further to these positive returns. Lukoil PJSC (LKOD LI) (holding weight*: 2.27 percent), a vertically integrated Russian oil and gas company, and Banco Santander Brasil SA (BSBR) (holding weight*: 1.21 percent), a Brazilian bank that offers retail, commercial, and private banking in addition to asset management services, experienced strong positive performance during the fiscal year, rising 41.8 percent and 29.8 percent, respectively.

Since the start of the fiscal year, the Sub-Adviser has consistently reiterated its belief that emerging markets have been trading at a significant discount to developed markets, particularly compared to the U.S. market. This latest downturn has added to the relative deficit. The Sub-Adviser also believes that as central banks around the globe seek ways to reign in their historically lenient fiscal policies, developing markets may provide an attractive opportunity for growth, particularly at these depressed valuations. Additionally, the Sub-Adviser is optimistic that as the trade war rhetoric begins to dissipate, general risk-taking in the market should return.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

		Annualized	Annualized	Annualized Since Inception
	One Year	Five Years	Ten Years	(12/10/04)
Class N	(18.57)%	(1.61)%	6.71%	4.39%
Class C	(19.35)%	(2.60)%	5.65%	3.37%
Class A with load of 5.75%	(23.41)%	(3.02)%	5.83%	(0.89)%*
Class A without load	(18.73)%	(1.86)%	6.45%	(0.39)%*
MSCI Emerging Markets Index (net)	(12.52)%	0.78%	7.84%	7.26%
Morningstar Diversified Emerging Markets Category	(13.45)%	(0.03)%	6.82%	6.08%

*	Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.75% for Class N,2.75% for Class C and 2.00% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800- 442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 96.7%
AUTO MANUFACTURERS - 0.6%
Mahindra & Mahindra Ltd.	39,000	$404,321

AUTO PARTS & EQUIPMENT - 1.5%
Weichai Power Co Ltd.	1,000,000	988,923

BANKS - 19.3%
Absa Group Ltd.	45,000	454,270
Agricultural Bank of China Ltd.	1,500,000	660,485
Banco do Estado do Rio Grande do Sul SA - ADR	75,000	395,545
Banco Santander Brasil SA - ADR	70,000	793,100
Bancolombia SA	32,000	1,182,080
China CITIC Bank Corp. Ltd.	1,000,000	620,036
China Construction Bank Corp.	1,800,000	1,428,849
China Merchants Bank Co., Ltd.	212,000	818,877
CITIC Ltd.	400,000	601,199
Commercial International Bank Egypt SAE - ADR	325,000	1,412,125
Credicorp Ltd.	7,000	1,579,970
Grupo Financiero Banorte SAB de CV	60,000	331,806
ICICI Bank Ltd. - ADR	60,000	569,400
Industrial & Commercial Bank of China Ltd.	1,100,000	746,563
Itau Unibanco Holding SA	40,000	526,800
Sberbank of Russia PJSC - ADR *	55,000	649,000
		12,770,105
BEVERAGES - 0.4%
Ambev SA - ADR	60,000	259,800

BUILDING MATERIALS - 0.6%
West China Cement Ltd.	2,850,000	423,256

CHEMICALS - 2.8%
Formosa Chemicals & Fibre Corp. *	180,000	653,230
Grand Pacific Petrochemical Corporation *	700,000	473,797
Kingboard Chemical Holdings Ltd. *	160,000	429,937
Mexichem SAB de CV	120,000	314,829
		1,871,793
COAL - 1.2%
China Shenhua Energy Company	350,000	792,115

COMMERCIAL SERVICES - 0.4%
Estacio Participacoes SA	45,000	280,455

COMPUTERS - 3.0%
Infosys Ltd. - ADR	90,000	852,300
Lenovo Group Ltd.	900,000	574,199
Tata Consultancy Services Ltd. *	20,000	524,309
		1,950,808
DISTRIBUTION / WHOLESALE - 0.4%
LF Corp. *	15,000	288,986

DIVERSIFIED FINANCIAL SERVICES - 2.5%
Hana Financial Group, Inc.	22,500	757,927
Housing Development Finance Corp Ltd.	15,000	358,853
Investec Limited *	88,000	545,800
		1,662,580
ELECTRIC - 0.4%
Engie Brasil Energia SA	25,000	267,869

ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
Tianneng Power International Ltd.	200,000	160,554
Walsin Lihwa Corp. *	1,000,000	497,363
		657,917
Security	Shares	Value
ELECTRONICS - 2.3%
Hannstar Display Corporation *	2,000,000	$441,264
HEG Ltd.	9,000	523,379
Zhen Ding Technology Holding Ltd.	250,000	571,994
		1,536,637
ENGINEERING & CONSTRUCTION - 2.6%
China Communications Services Corp.	1,200,000	972,762
Daewoo Engineering & Construction Co. *	60,000	239,530
Ecorodovias Infraestructura e Logistica SA *	87,000	220,164
Grupo Aeroportuario del Centro Norte SAB de CV - ADR	7,000	292,390
		1,724,846
ENVIRONMENTAL CONTROL - 0.8%
China Water Affairs Group Ltd.	600,000	543,197

FOOD - 3.7%
JBS SA	230,000	633,437
Nestle India Ltd. *	4,000	548,569
Orion Holdings Corp. *	18,000	248,082
Tingyi Cayman Islands Holding Corp.	370,000	548,389
Uni-President Enterprises Corp. *	190,000	460,532
		2,439,009
FOREST PRODUCTS & PAPER - 1.1%
Fibria Celulose SA - ADR	20,000	384,200
Mondi Ltd.	15,000	358,670
		742,870
GAS - 0.7%
GAIL India Ltd. *	85,000	430,651

HOLDING COMPANIES - DIVERSIFIED - 0.3%
Barloworld Ltd.	28,000	228,011

HOME FURNISHINGS - 1.2%
LG Electronics, Inc.	14,000	782,668

HOUSEHOLD PRODUCTS/WARES - 0.5%
Kimberly-Clark de Mexico SAB de CV	250,000	361,340

INSURANCE - 3.3%
Cathay Financial Holding Co., Ltd. *	400,000	635,070
IRB Brasil Resseguros S/A	30,000	579,082
People’s Insurance Co Group of China Ltd.	1,200,000	490,962
Shin Kong Financial Holding Co., Ltd. *	1,417,281	467,282
		2,172,396
INTERNET- 8.3%
Alibaba Group Holding Ltd. - ADR *	13,000	1,849,640
Baidu, Inc. *	2,300	437,138
MercadoLibre, Inc.	1,400	454,300
Naspers Ltd.	2,600	455,618
Tencent Holdings Ltd.	66,000	2,261,847
		5,458,543
INVESTMENT COMPANIES- 0.5%
Hyundai Heavy Industries Holdings Co., Ltd. *	1,000	314,244

IRON / STEEL- 4.0%
Kumba Iron Ore Ltd.	15,000	293,827
POSCO	2,500	572,232
Severstal PJSC - GDR	35,000	542,850
Vale SA - ADR	80,000	1,208,000
		2,616,909
MACHINERY-DIVERSIFIED - 0.8%
SFA Engineering Corp. *	15,000	513,734

METAL FABRICATE/HARDWARE - 0.7%
Catcher Technology Co., Ltd.	45,000	455,003

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 96.7% (Continued)
MINING - 0.9%
Southern Copper Corp. ^	15,000	$575,100

OIL & GAS - 10.7%
China Petroleum & Chemical Corp.	750,000	611,131
Ecopetrol SA - ADR	42,000	976,920
Gazprom PJSC - ADR	150,000	710,700
Lukoil PJSC - ADR	20,000	1,494,000
PetroChina Co Ltd	500,000	359,629
Petroleo Brasileiro SA - ADR	100,000	1,625,000
Reliance Industries Ltd. *	45,000	646,033
SK Innovation Co., Ltd. *	3,500	656,845
		7,080,258
PHARMACEUTICALS - 1.3%
Dr Reddy’s Laboratories Ltd. *	14,000	480,941
YiChang HEC ChangJiang Pharmaceutical Co., Ltd. - 144A	120,000	411,417
		892,358
REAL ESTATE - 2.5%
Agile Group Holdings Ltd.	400,000	459,728
Country Garden Services Holdings Co., Ltd. *	40,229	52,467
Longfor Properties Co., Ltd. *	150,000	364,646
Shimao Property Holdings Ltd.	250,000	492,770
Sino-Ocean Group Holding Ltd.	750,000	294,918
		1,664,529
RETAIL - 2.1%
Mr. Price Group Limited	15,000	234,639
Wal-Mart de Mexico SAB de CV	120,000	307,777
Zhongsheng Group Holdings Ltd.	450,000	822,918
		1,365,334
SEMICONDUCTORS - 9.7%
Macronix International Co., Ltd.	459,002	255,572
Samsung Electronics Co. Ltd.	80,000	2,994,864
SK Hynix, Inc. *	7,700	463,736
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR ^	70,000	2,667,000
		6,381,172
SOFTWARE - 0.6%
IGG Inc.	350,000	371,159
Security	Shares	Value
TELECOMMUNICATIONS - 3.5%
America Movil SAB de CV - ADR	40,000	$575,600
China Mobile Ltd.	70,000	655,965
SK Telecom Co Ltd.	1,700	399,433
TIM Participacoes SA - ADR	45,000	696,150
		2,327,148
TRANSPORTATION - 0.5%
Imperial Holdings Ltd. *	28,500	315,930

TOTAL COMMON STOCKS (Cost - $66,924,531)		63,911,974
EXCHANGE TRADED FUND - 2.2%
EQUITY FUND - 2.2%
VanEck Vectors Vietnam ETF ^	95,000	1,442,100
TOTAL EXCHANGE TRADED FUNDS (Cost - $1,722,262)

SHORT- TERM INVESTMENT - 0.7%
MONEY MARKET - 0.7%
First American Government Obligations Fund 2.05% +	441,426	441,426
(Cost - $441,426)

COLLATERAL FOR SECURITIES LOANED - 4.9%
Mount Vernon Prime Portfolio, 2.39% + # (Cost - $3,261,189)	3,261,189	3,261,189

TOTAL INVESTMENTS - 104.5% (Cost - $72,349,408)		$69,056,689
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.5)%		(2,970,881)
NET ASSETS - 100.0%		$66,085,808

ADR - American Depositary Receipt	ETF - Exchange Traded

Fund GDR - Global Depositary Receipt

*	Non-income producing security

^	All or a portion of these securities are on loan. Total loaned securities had a value of $3,224,650 at October 31, 2018.

+	Variable rate security. Interest rate is as of October 31, 2018.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $411,417 or 0.6% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
China	25.5%	Russia	4.9%
South Korea	11.9%	South Africa	3.7%
Brazil	11.4%	Hong Kong	3.3%
Taiwan	11.0%	Other Countries **	20.6%
India	7.7%	Total	100.0%

*	Based on total value of investments as of October 31, 2018.

**	Includes Collateral for Securities Loaned as of October 31, 2018.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Small cap growth stocks, as measured by the Russell 2000 Growth Index, decreased 9.4 percent in the most recent fiscal quarter, bringing down the performance of the benchmark for the fiscal year to a return of 4.1 percent. During the fiscal year, the heaviest weighted sectors in the benchmark index had a mixed performance. The heaviest weighted sector, health care, at nearly one quarter of the benchmark’s assets, returned a strong 11.5 percent during the fiscal year. The next highest weighted sector in the index is information technology at 20.3 percent. The information technology sector returned 6.1 percent for the fiscal year. Even with strong performances from those two sectors, the overall return of the index was held down by a poor fiscal year for the industrial sector. At 18.0 percent of the benchmark and losing 5.2 percent for the fiscal year, the industrial sector was a drag on the benchmark’s performance for the period.

The Fund outperformed the benchmark for the fiscal year by 11.9 percent. Most of the outperformance was due to security selection, but sector allocation did add some net positive performance to the Fund for the fiscal year. The Fund was underweight the materials sector which was a positive for the Fund versus the benchmark. The materials sector fell 15.4 percent for the fiscal year for the benchmark, which meant that the Funds allocation of less than 1 percent to the sector was a comparative benefit. The Fund also had limited exposure to the real estate sector with less than 1 percent of the holdings in the space. The Fund also outperformed the benchmark by having an overweight to communications services. The sector returned 13.2 percent during the fiscal year. The Fund benefitted by having almost twice the exposure to the sector when compared to the benchmark’s weighting.

The remaining outperformance by the Fund versus the benchmark index for the fiscal year came from security selection. The technology sector was by far the largest overweight for the Fund during the fiscal year, even though it is highly weighted in the benchmark index. The large overweight enhanced the overall return to the Fund as the security selection for the information technology sector returned 20.8 percent for the Fund during the fiscal year. The health care sector was also a strong sector for the Fund. The securities in the health care sector returned 45.8 for the Fund during the period. The other leading sector for the Fund’s return was the consumer discretionary sector. During the fiscal year, the stock selection in the consumer discretionary sector returned 43.8 percent for the Fund. The few misses for the Fund primarily came from the financial sector. The Fund’s holdings in the financial sector lost 14.6 percent for the Fund during the period. The poorest performing sectors for the Fund were real estate and materials, which fell 30.4 percent and 29.9 percent, respectively. As stated earlier, since the weighting in the Fund for these sectors were both under 1 percent, the impact to the Fund performance was limited.

In reviewing the individual positions, the top contributor to the Fund’s performance during the fiscal year period came from the heavily-weighted information technology sector. Roku, Inc. (ROKU) (holding percentage*: 1.02 percent), a company that offers streaming media players and accessories under the Roku brand that allow users to access its TV streaming platform, returned 168.7 percent during the fiscal year. ROKU continues to profit from the cord- cutting movement. Being first-to-market in their space led to a large subscriber base that allows for targeted advertising sales. Etsy, Inc. (ETSY) (holding percentage**: 0.27 percent), a company that offers a commerce platform to sell and buy homemade goods online, increased 201.9 percent before being sold by the Sub-Adviser on September 26, 2018. Another top contributor to the Fund during the fiscal year was Foundation Medicine, Inc. (FMI) (holding percentage**: 1.32 percent), a world-leading molecular insights company, connecting physicians and their patients to the latest cancer treatment approaches and making precision medicine a reality for thousands. A competitor acquired the company in June. The holding increased 203.7 percent for the Fund during the fiscal year period.

Even with the strong security selection outperformance against the benchmark for the period, the Fund did have some individual holdings that were detractors to the Fund’s return. The top detractor to the performance of the Fund was eHealth, Inc. (EHTH) (holding percentage**: 0.30 percent), a company that provides private online health insurance exchange services to individuals, families, and small businesses in the United States and China. EHTH is a healthcare knowledge source, but had trouble diversifying into Medicare options. The holding lost 47.8 percent during the fiscal year before being liquidated by the Fund on March 5, 2018. Another poor performer for the Fund was Tivity Health, Inc. (TVTY) (holding percentage**: 0.44 percent), a company that provides fitness and health improvement programs in the United States. One of TVTY’s primary offerings is the SilverSneakers senior fitness program. However, the partnerships have not been as profitable as envisioned, which cause the holding to lose 24.9 percent before being liquidated by the Fund on November 17, 2017. Another detractor to the Fund’s performance was from the information technology sector. Mercury Systems, Inc. (MRCY) (holding percentage**: 0.41 percent), a company that provides sensor and safety critical mission processing subsystems for various critical defense and intelligence programs in the United States, had a tough period as capital expenditure costs soared. MRCY increased spending in hopes of keeping up with their deep-pocketed competitors. The spending strategy led to poor financials and the Fund exited the position on April 27, 2018. The holding lost 36.4 percent during the fiscal year period.

In general, the Sub-Adviser’s stock selection was the main factor for outperformance of the Fund versus the benchmark for the most recent fiscal year. The Sub-Adviser’s investment approach involves a thorough understanding of each stock’s value proposition and risk. The Sub-Adviser is continuing to monitor the effects of tariffs, health care policies and infrastructure spending opportunities on future small cap growth stock valuations.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2018.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of October 31, 2018

		Annualized	Annualized	Annualized Since Inception
	One Year	Five Years	Ten Years	(12/10/04)
Class N	16.02%	10.47%	14.52%	9.31%
Class C	14.91%	9.37%	13.37%	8.24%
Class A with load of 5.75%	9.07%	8.89%	13.55%	8.64%*
Class A without load	15.75%	10.19%	14.23%	9.19%*
Russell 2000 Growth Index	4.13%	8.75%	13.89%	8.70%
Morningstar Small Cap Growth Category	8.05%	8.49%	13.27%	7.85%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.36% for Class N, 2.36% for Class C and 1.61% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1- 800- 442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 95.2%
ADVERTISING- 0.9%
Trade Desk, Inc. * ^	3,602	$445,027

AEROSPACE & DEFENSE - 2.2%
Aerojet Rocketdyne Holdings, Inc. *	13,709	484,202
Cubic Corp.	8,551	561,031
		1,045,233
BANKS - 2.2%
First Merchants Corp. ^	15,308	636,966
United Community Banks, Inc.	17,079	424,755
		1,061,721
BIOTECHNOLOGY - 3.7%
Emergent BioSolutions, Inc. *	7,408	453,295
REGENXBIO, Inc. * ^	3,609	240,612
Stemline Therapeutics, Inc. *	29,638	443,977
Veracyte, Inc. * ^	26,049	386,828
Viking Therapeutics, Inc. * ^	15,113	205,537
		1,730,249
CHEMICALS - 0.4%
Rogers Corp. *	1,679	206,618

COMMERCIAL SERVICES - 1.9%
BrightView Holdings, Inc .* ^	24,698	363,555
HealthEquity, Inc. * ^	5,759	528,676
		892,231
COMPUTERS - 2.5%
Elastic NV *	7,126	484,568
Pure Storage, Inc. *	17,206	347,217
WNS Holdings Ltd. - ADR *	7,036	353,137
		1,184,922
DISTRIBUTION/WHOLESALE - 1.1%
SiteOne Landscape Supply, Inc. * ^	7,373	501,659

DIVERSIFIED FINANCIAL SERVICES - 2.4%
Evercore, Inc.	5,712	466,613
LendingTree, Inc. * ^	1,117	225,288
Moelis & Co.	11,106	448,238
		1,140,139
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
Littelfuse, Inc.	2,448	443,480

ELECTRONICS - 1.2%
FLIR Systems, Inc.	4,693	217,333
II-VI, Inc. * ^	9,488	353,238
		570,571
ENGINEERING & CONSTRUCTION - 3.6%
Granite Construction, Inc. ^	10,523	481,112
MasTec, Inc. * ^	11,169	485,963
NV5 Global, Inc. *	4,072	317,901
Primoris Services Corp.	19,485	412,497
		1,697,473
ENTERTAINMENT - 1.9%
Red Rock Resorts, Inc. ^	18,010	416,751
Vail Resorts, Inc. ^	1,840	462,429
		879,180
Security	Shares	Value
HEALTHCARE-PRODUCTS - 8.7%
AxoGen, Inc. * ^	9,006	$335,834
CareDx, Inc. * ^	15,432	402,930
CryoLife, Inc. *	14,374	445,307
Inspire Medical Systems, Inc. * ^	9,780	391,982
Insulet Corp. * ^	4,919	433,905
iRhythm Technologies, Inc. *	5,262	406,542
Merit Medical Systems, Inc. * ^	5,242	299,423
OraSure Technologies, Inc. *	33,257	462,272
Repligen Corp. * ^	8,283	449,104
ViewRay, Inc. *	28,720	248,428
West Pharmaceutical Services, Inc.	2,142	226,881
		4,102,608
HEALTHCARE-SERVICES - 3.9%
Catalent, Inc. *	12,155	490,333
LHC Group, Inc. * ^	4,873	445,538
Natera, Inc. *	17,975	394,731
Neuronetics, Inc. * ^	19,452	495,637
		1,826,239
HOME BUILDERS - 1.8%
Cavco Industries, Inc. *	2,397	480,862
Slyline Corp.	16,022	381,804
		862,666
HOME FURNISHINGS - 1.0%
Roku, Inc. *	8,821	490,448

INSURANCE - 0.5%
Health Insurance Innovations, Inc. *	4,511	220,588

INTERNET - 10.5%
Bandwidth, Inc. *	9,368	499,876
Eventbrite, Inc. *	11,482	324,941
FireEye, Inc. *	36,693	678,454
GrubHub, Inc. *	2,541	235,652
Mimecast Ltd. *	7,470	260,404
Pandora Media, Inc. * ^	57,870	491,895
Shutterfly, Inc. *	8,589	429,450
Twilio, Inc. * ^	6,911	519,845
Twitter, Inc. *	21,974	763,597
Zendesk, Inc. *	7,401	406,833
Zscaler, Inc. * ^	10,108	366,819
		4,977,766
LODGING - 0.8%
Boyd Gaming Corp. ^	14,239	378,188

MACHINERY-CONSTRUCTION/MINING - 1.6%
BWX Technologies, Inc.	12,646	739,285

MISCELLANEOUS MANUFACTURING - 1.6%
ESCO Technologies, Inc.	5,343	327,099
John Bean Technologies Corp. ^	4,190	435,634
		762,733
OIL & GAS - 1.5%
Matador Resources Co. * ^	17,171	495,212
PDC Energy, Inc. *	5,480	232,626
		727,838

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2018

Security	Shares	Value
COMMON STOCKS - 95.2% (Continued)
PHARMACEUTICALS - 2.6%
Coherus Biosciences, Inc. *	24,909	$291,186
DexCom, Inc. *	1,725	229,028
Heron Therapeutics, Inc. * ^	14,626	406,018
Madrigal Pharmaceuticals, Inc. * ^	1,648	314,537
		1,240,769
RETAIL - 8.1%
American Eagle Outfitters, Inc.	25,502	588,076
At Home Group, Inc. * ^	18,370	502,236
Carvana Co. * ^	7,534	291,943
Casey’s General Stores, Inc. ^	3,721	469,255
Dave & Buster’s Entertainment, Inc.	9,479	564,474
Noodles & Co. *	47,896	451,659
Ollie’s Bargain Outlet Holdings, Inc. * ^	5,773	536,312
Wingstop, Inc.	7,007	438,778
		3,842,733
SEMICONDUCTORS - 0.4%
Silicon Laboratories, Inc. *	2,572	209,695

SOFTWARE - 20.3%
Altair Engineering, Inc. *	13,763	524,921
Alteryx, Inc. * ^	7,923	419,840
Atlassian Corp PLC *	8,041	610,392
Avalara, Inc. * ^	8,923	299,099
Blackline, Inc. *	7,714	357,775
Bottomline Technologies, Inc. *	7,060	470,478
Box, Inc. * ^	26,069	469,242
Coupa Software, Inc. * ^	7,479	484,864
Everbridge, Inc. * ^	8,041	408,724
Evolent Health, Inc. * ^	18,350	407,370
LiveRamp Holdings, Inc. *	11,911	544,094
ManTech International Corp.	7,619	436,416
Omnicell, Inc. * ^	6,931	490,022
Pivotal Software, Inc. * ^	26,338	537,295
ServiceNow, Inc. * ^	2,707	490,075
Smartsheet, Inc. * ^	21,185	501,237
Tabula Rasa HealthCare, Inc. * ^	3,420	252,670
Take-Two Interactive Software, Inc. *	4,950	637,907
Talend SA - ADR *	7,260	449,757
Yext, Inc. * ^	24,204	465,201
Zuora, Inc. *	16,603	339,033
		9,596,412
Security	Shares	Value
TELECOMMUNICATIONS - 2.6%
8x8, Inc. *	28,329	$486,976
Sierra Wireless, Inc. *	18,771	337,315
Vonage Holdings Corp. *	32,358	429,067
		1,253,358
TOYS/GAMES/HOBBIES - 1.0%
Funko, Inc. * ^	26,163	493,173

TRANSPORTATION - 3.4%
Air Transport Services Group, Inc. *	27,614	541,234
CryoPort, Inc. * ^	23,736	263,470
Marten Transport Ltd. ^	15,097	290,768
Saia, Inc. *	8,073	507,469
		1,602,941

TOTAL COMMON STOCKS (Cost - $41,981,272)		45,125,943

SHORT-TERM INVESTMENT - 6.0%
MONEY MARKET FUND - 6.0%
Fidelity Investment Money Market Fund - Class I 2.06% +	2,837,928	2,837,928
TOTAL SHORT-TERM INVESTMENT (Cost - $2,837,928)

COLLATERAL FOR SECURITIES LOANED - 31.5%
Mount Vernon Prime Portfolio, 2.39% +# (Cost - $14,957,666)	14,957,666	14,957,666

TOTAL INVESTMENTS - 132.7% (Cost - $59,776,866)		$62,921,537
LIABILITIES IN EXCESS OF OTHER ASSETS - (32.7)%		(15,520,254)
NET ASSETS - 100.0%		$47,401,283

^	All or a portion of these securities are on loan. Total loaned securities had a value of $15,072,952 at October 31, 2018. Securities loaned with a value of $576,938 have been sold and are pending settlement.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of October 31, 2018.

ADR - American Depositary Receipt.

PLC - Public Limited Company

Portfolio Composition * - (Unaudited)
Collateral For Securities Loaned	23.8%	Communication	10.6%
Technology	17.5%	Short-Term Investment	4.5%
Consumer, Non-Cyclical	15.6%	Financial	3.8%
Consumer, Cyclical	11.8%	Energy	1.2%
Industrial	10.9%	Basic Materials	0.3%
		Total	100.0%

*	Based on total value of investments as of October 31, 2018.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2018

		Dunham	Dunham				Dunham
	Dunham	Corporate /	Monthly	Dunham	Dunham	Dunham	International
	Floating Rate	Government	Distribution	Dynamic Macro	High-Yield	Alternative	Opportunity
	Bond Fund	Bond Fund	Fund	Fund	Bond Fund	Dividend Fund	Bond Fund
Assets:
Investments in securities, at cost	$196,270,043	$54,953,569	$382,326,242	$54,269,173	$132,981,929	$77,040,328	$36,972,451
Investments in securities, at value	$194,769,485	$53,644,953	$375,690,499	$58,227,191	$128,903,422	$77,594,513	$35,880,999
Cash	479,487	14,036	—	223,926	—	14,010	—
Foreign currency, at value (cost $11,039,644, 831 and $753,531, respectively)	—	—	10,808,147	831	—	—	747,950
Deposits with brokers for futures	—	—	—	823,738	—	—	147,485
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	—	—	236,581
Unrealized appreciation on futures	—	—	—	36,868	—	—	6,515
Receivable for securities sold	4,377,104	207,485	18,418,022	14,122	182,858	2,470,296	—
Interest and dividends receivable	612,215	407,573	310,628	9,962	1,734,067	143,279	313,915
Receivable for Fund shares sold	1,523	18,823	231	458	41	—	6,238
Due from sub-advisor	—	—	—	—	17,612	—	—
Prepaid expenses and other assets	32,649	32,345	46,029	27,694	34,661	15,030	30,006
Total Assets	200,272,463	54,325,215	405,273,556	59,364,790	130,872,661	80,237,128	37,369,689

Liabilities:
Option contracts written (premiums received $806,730 and $47,938, respectively)	—	—	186,543	48,480	—	—	—
Payable upon return of securities loaned	2,835,975	4,848,756	13,208,219	13,226,350	15,645,300	15,186,887	—
Securities sold short (proceeds $82,024,956)	—	—	79,328,961	—	—	—	—
Cash overdraft	—	—	18,930,414	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	—	—	154,386
Unrealized depreciation on futures	—	—	—	729,477	—	—	12,119
Payable for dividends on short sales	—	—	109,620	—	—	—	—
Payable for securities purchased	4,779,838	172,509	13,257,907	14,122	666,377	7,315,314	132,074
Payable for Fund shares redeemed	84,476	679	607,597	17,456	49,893	588,530	425
Distributions payable	3,616	930	77,008	—	8,085	—	—
Payable to adviser	97,705	21,255	154,847	25,711	58,717	31,316	18,980
Payable to sub-adviser	24,256	7,962	73,529	18,058	—	1,808	7,227
Payable for distribution fees	6,197	4,787	41,817	4,032	18,344	1,244	1,690
Payable for administration fees	25,984	15,993	21,949	4,216	15,009	5,415	7,956
Payable for fund accounting fees	6,002	1,822	9,180	1,594	3,837	2,246	1,165
Payable for transfer agent fees	2,525	2,599	2,908	2,790	2,543	2,091	2,311
Payable for custody fees	12,321	8,109	21,802	2,531	3,526	3,963	9,402
Payable for shareholder servicing fees	457	296	6,383	441	832	—	—
Payable to broker	—	—	164,670	—	—	—	—
Accrued expenses and other liabilities	16,003	17,967	21,986	17,228	18,408	17,319	15,937
Total Liabilities	7,895,355	5,103,664	126,225,340	14,112,486	16,490,871	23,156,133	363,672

Net Assets	$192,377,108	$49,221,551	$279,048,216	$45,252,304	$114,381,790	$57,080,995	$37,006,017

Net Assets:
Paid in capital	$196,630,423	$53,778,714	$290,142,727	$46,375,461	$123,940,829	$63,545,427	$37,981,653
Accumulated loss	(4,253,315)	(4,557,163)	(11,094,511)	(1,123,157)	(9,559,039)	(6,464,432)	(975,636)
Net Assets	$192,377,108	$49,221,551	$279,048,216	$45,252,304	$114,381,790	$57,080,995	$37,006,017

Net Asset Value Per Share
Class N Shares:
Net Assets	$164,935,798	$41,150,672	$201,404,524	$35,637,941	$94,596,076	$53,686,199	$31,838,500
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	17,140,543	3,151,472	5,780,485	3,739,494	10,844,095	5,021,306	3,563,487
Net asset value, offering and redemption price per share	$9.62	$13.06	$34.84	$9.53	$8.72	$10.69	$8.93

Class A Shares:
Net Assets	$20,204,864	$5,310,927	$42,979,970	$7,918,084	$12,393,478	$2,509,271	$3,801,795
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,101,692	407,217	1,272,702	837,146	1,407,157	235,235	429,451
Net asset value and redemption price per share *	$9.61	$13.04	$33.77	$9.46	$8.81	$10.67	$8.85
Front-end sales charge factor	0.9550	0.9550	0.9425	0.9425	0.9550	0.9425	0.9550
Offering price per share (Net asset value per share / front-end sales charge factor)	$10.06	$13.65	$35.83	$10.04	$9.23	$11.32	$9.27

Class C Shares:
Net Assets	$7,236,446	$2,759,952	$34,663,722	$1,696,279	$7,392,236	$885,525	$1,365,722
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	752,396	213,096	1,282,722	187,880	851,415	83,077	157,753
Net asset value, offering and redemption price per share	$9.62	$12.95	$27.02	$9.03	$8.68	$10.66	$8.66

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2018

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Appreciation &	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Income Fund	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$55,993,707	$64,291,099	$58,132,300	$116,658,745	$58,094,266	$61,386,797	$72,349,408	$59,776,866
Investments in securities, at value	$55,803,756	$76,330,538	$91,479,398	$116,854,555	$62,370,043	$60,371,015	$69,056,689	$62,921,537
Foreign currency, at value (cost $207,357 and $1,085, respectively)	—	—	—	205,773	—	—	1,080	—
Cash	9,062	2,131	—	8,678	—	—	—	—
Receivable for securities sold	2,884,140	1,613,224	—	1,387,620	564,938	—	278,795	1,514,720
Interest and dividends receivable	227,748	108,946	10,988	538,416	22,164	11,629	89,736	14,836
Receivable for Fund shares sold	7,343	679	71,182	1,086	452	843	588	706
Unrealized appreciation on swap contracts	3,816	—	—	—	—	—	—	—
Unrealized appreciation on futures	122,157	—	—	—	—	—	—	—
Receivable from Administrator	—	—	2,674	—	—	—	—	4,973
Prepaid expenses and other assets	33,633	36,482	32,346	35,636	33,821	26,203	33,541	48,509
Total Assets	59,091,655	78,092,000	91,596,588	119,031,764	62,991,418	60,409,690	69,460,429	64,505,281

Liabilities:
Payable upon return of securities loaned	11,938,479	5,248,049	10,151,601	4,306,692	8,953,610	13,055,943	3,261,189	14,957,666
Payable to custodian for cash overdraft	5,531	—	—	—	—	—	—	—
Payable for securities purchased	1,524,956	604,826	—	1,052,490	—	—	—	2,033,422
Payable for Fund shares redeemed	694	25,298	23,492	37,806	63,154	15,088	14,492	9,943
Premiums Paid on Swaps	66,251	—	—	—	—	—	—	—
Distributions payable	472	—	—	—	—	—	—	—
Payable to adviser	24,862	41,111	46,515	64,452	24,077	26,313	37,452	27,421
Payable to sub-adviser	28,319	14,676	35,353	81,205	9,199	23,421	7,523	37,110
Payable for distribution fees	8,360	7,159	9,008	12,208	116	4,155	7,451	10,223
Payable for administration fees	3,399	6,394	7,029	13,254	4,585	3,961	6,947	4,435
Payable for fund accounting fees	1,177	2,699	2,896	3,883	1,932	1,459	2,321	1,734
Payable for transfer agent fees	2,031	2,348	2,521	2,354	2,253	2,116	2,367	1,734
Payable for custody fees	762	3,579	1,356	28,163	194	2,939	21,596	2,818
Payable for shareholder servicing fees	484	487	981	1,501	498	1,655	943	1,133
Accrued expenses and other liabilities	20,416	15,912	15,689	12,359	16,568	16,225	12,340	16,359
Total Liabilities	13,626,193	5,972,538	10,296,441	5,616,367	9,076,186	13,153,275	3,374,621	17,103,998

Net Assets	$45,465,462	$72,119,462	$81,300,147	$113,415,397	$53,915,232	$47,256,415	$66,085,808	$47,401,283

Net Assets:
Paid in capital	$45,250,474	$57,325,502	$42,954,461	$105,917,472	$49,620,843	$43,241,878	$69,684,010	$35,844,771
Accumulated earnings (loss)	214,988	14,793,960	38,345,686	7,497,925	4,294,389	4,014,537	(3,598,202)	11,556,512
Net Assets	45,465,462	$72,119,462	$81,300,147	$113,415,397	$53,915,232	$47,256,415	$66,085,808	$47,401,283

Net Asset Value Per Share
Class N Shares:
Net Assets	$36,055,215	$55,427,577	$59,424,335	$89,401,197	$43,163,204	$37,247,801	$53,261,101	$33,882,224
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,924,514	3,908,475	2,641,286	5,726,199	2,812,129	2,369,504	4,143,679	1,671,045
Net asset value, offering and redemption price per share	$9.19	$14.18	$22.50	$15.61	$15.35	$15.72	$12.85	$20.28

Class A Shares:
Net Assets	$6,264,793	$12,525,324	$15,031,441	$18,250,270	$8,444,366	$7,869,288	$9,661,977	$10,799,129
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	683,409	887,992	679,976	1,177,954	546,377	506,059	769,353	556,158
Net asset value, and redemption price per share *	$9.17	$14.11	$22.11	$15.49	$15.46	$15.55	$12.56	$19.42
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$9.73	$14.97	$23.46	$16.44	$16.40	$16.50	$13.33	$20.60

Class C Shares:
Net Assets	$3,145,454	$4,166,561	$6,844,371	$5,763,930	$2,307,662	$2,139,326	$3,162,730	$2,719,930
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	351,672	309,840	325,972	392,605	158,711	154,943	266,953	170,039
Net asset value, offering and redemption price per share	$8.94	$13.45	$21.00	$14.68	$14.54	$13.81	$11.85	$16.00

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2018

		Dunham	Dunham				Dunham
	Dunham	Corporate /	Monthly	Dunham	Dunham	Dunham	International
	Floating Rate	Government	Distribution	Dynamic Macro	High-Yield	Alternative	Opportunity
	Bond Fund	Bond Fund	Fund	Fund	Bond Fund	Dividend Fund	Bond Fund
Investment Income:
Interest income	$9,310,458	$2,327,090	$650,357	$280,402	$6,966,458	$145,863	$413,829
Dividend income	109,781	3,486	6,200,277	565,628	—	3,277,090	—
Securities lending income	7,608	10,860	48,704	50,442	83,330	31,350	—
Less: Foreign withholding taxes	—	—	(35,740)	(95)	—	(18,408)	(45,650)
Total Investment Income	9,427,847	2,341,436	6,863,598	896,377	7,049,788	3,435,895	368,179

Operating Expenses:
Investment advisory fees	1,117,553	313,640	1,841,701	290,977	709,623	350,256	220,822
Sub-advisory fees	558,777	188,184	1,758,579	335,743	378,466	323,313	165,616
Sub-advisory performance fees	(280,250)	(20,687)	(1,234,480)	22,565	(49,380)	(102,631)	(76,626)
Fund accounting fees	37,666	12,929	53,402	8,796	24,225	10,405	6,942
Distribution fees- Class C Shares	49,490	22,637	340,171	18,401	57,111	10,531	10,371
Distribution fees- Class A Shares	47,133	14,968	109,284	17,413	30,439	3,835	8,580
Administration fees	155,765	101,650	132,822	24,513	91,250	28,684	48,887
Registration fees	31,901	39,183	45,337	48,814	38,099	12,801	33,551
Transfer agent fees	37,964	22,316	49,764	20,017	30,039	21,014	19,362
Custodian fees	44,627	36,317	172,917	8,621	15,203	14,835	41,163
Professional fees	25,951	17,482	31,144	16,076	23,136	14,898	16,176
Chief Compliance Officer fees	23,561	7,310	33,295	6,762	14,916	7,050	4,310
Printing and postage expense	29,597	17,001	74,752	8,501	26,851	7,023	7,501
Trustees’ fees	14,397	4,675	18,966	3,840	9,495	4,158	3,475
Insurance expense	2,872	1,686	708	1,052	2,140	620	77
Security borrowing fees	—	—	1,048,060	—	—	—	—
Shareholder servicing fees	2,308	475	18,983	1,299	4,490	9,501	200
Dividend expense on short sales	—	—	2,068,294	—	—	—	—
Interest expense	—	5,108	2,166	2,391	556	—	2,412
Miscellaneous expenses	15,337	4,600	19,845	4,000	9,282	4,077	4,000
Net Operating Expenses	1,914,649	789,474	6,585,710	839,781	1,415,941	720,370	516,819

Net Investment Income (Loss)	7,513,198	1,551,962	277,888	56,596	5,633,847	2,715,525	(148,640)

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions, and Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	(331,695)	(1,340,800)	12,938,715	195,927	(321,233)	(3,272,095)	465,804
Futures	—	—	—	407,899	—	—	(30,406)
Purchased Options	—	—	(4,812,307)	(1,939,318)	—	(971,602)	—
Securities sold short	—	—	(4,978,218)	—	—	—	—
Written options	—	—	3,133,386	(303,984)	—	—	—
Swap contracts	—	—	(8,317)	—	—	—	—
Foreign currency transactions	—	—	(232,264)	18,291	—	90	(40,090)
Foreign currency exchange contracts	—	—	(68,822)	—	—	—	(72,854)
Net realized gain (loss)	(331,695)	(1,340,800)	5,972,173	(1,621,185)	(321,233)	(4,243,607)	322,454
Net change in unrealized appreciation (depreciation) on:
Investments	(1,770,479)	(2,180,187)	(19,085,369)	(272,921)	(6,315,823)	627,364	(1,648,136)
Futures	—	—	—	(1,206,590)	—	—	21,505
Purchased Options	—	—	1,964,009	70,897	—	(400,176)	—
Securities sold short	—	—	7,712,124	—	—	—	—
Written options	—	—	1,130,163	(15,550)	—	—	—
Foreign currency translations	—	—	(278,113)	8,388	—	—	(11,590)
Foreign currency exchange contracts	—	—	—	—	—	—	63,758
Net change in unrealized appreciation (depreciation)	(1,770,479)	(2,180,187)	(8,557,186)	(1,415,776)	(6,315,823)	227,188	(1,574,463)
Net Realized and Unrealized Loss	(2,102,174)	(3,520,987)	(2,585,013)	(3,036,961)	(6,637,056)	(4,016,419)	(1,252,009)

Net Increase (Decrease) in Net Assets Resulting From Operations	$5,411,024	$(1,969,025)	$(2,307,125)	$(2,980,365)	$(1,003,209)	$(1,300,894)	$(1,400,649)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2018

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Appreciation &	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Income Fund	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Investment Income:
Interest income	$933,549	$22,921	$23,884	$8,407	$17,603	$9,813	$18,661	$25,194
Dividend income	52,978	1,656,923	194,095	3,832,474	1,477,219	560,836	2,263,119	167,509
Securities lending income	11,263	16,426	20,868	18,593	12,108	15,586	13,971	69,360
Less: Foreign withholding taxes	—	—	—	(434,857)	—	—	(278,168)	—
Total Investment Income	997,790	1,696,270	238,847	3,424,617	1,506,930	586,235	2,017,583	262,063

Operating Expenses:
Investment advisory fees	165,671	492,965	549,955	765,129	335,427	248,585	440,022	270,654
Sub-advisory fees	127,249	227,522	296,130	765,130	206,417	171,858	338,479	208,195
Sub-advisory performance fees	(47,892)	86,706	56,166	69,243	(130,428)	34,383	(243,276)	185,054
Fund accounting fees	4,950	14,362	17,085	23,550	10,567	6,742	14,183	8,326
Distribution fees- Class C Shares	29,347	45,372	72,880	63,727	23,390	24,224	34,669	28,287
Distribution fees- Class A Shares	10,106	30,449	38,115	44,278	18,659	15,193	23,509	22,896
Administration fees	18,157	37,233	42,086	98,750	27,462	21,062	45,121	24,756
Registration fees	35,899	39,402	34,401	39,658	37,100	46,544	39,347	26,350
Transfer agent fees	17,718	23,517	25,842	27,750	21,380	18,662	22,125	20,108
Custodian fees	4,247	11,983	6,277	103,904	10,275	7,654	85,746	17,900
Professional fees	15,580	16,776	19,601	19,977	17,527	15,276	20,277	16,211
Chief Compliance Officer fees	3,110	10,827	10,834	16,710	6,543	4,929	10,210	4,800
Printing and postage expense	14,930	11,801	14,826	15,601	11,201	7,501	11,501	10,842
Trustees’ fees	2,095	6,330	6,880	9,875	4,145	3,175	5,914	3,451
Insurance expense	329	2,288	1,178	3,318	778	856	1,828	601
Interest expense	139	63	5,362	1,811	—	—	1,713	238
Shareholder servicing fees	2,574	2,500	5,535	401	2,474	2,975	4,075	4,701
Miscellaneous expenses	2,943	2,500	5,458	8,400	4,508	2,300	9,200	4,223
Total Operating Expenses	407,152	1,062,596	1,208,611	2,077,212	607,425	631,919	864,643	857,593
Less: Fees paid indirectly	—	(2,180)	(3,204)	(2,807)	—	—	—	(5,148)
Net Operating Expenses	407,152	1,060,416	1,205,407	2,074,405	607,425	631,919	864,643	852,445

Net Investment Income (Loss)	590,638	635,854	(966,560)	1,350,212	899,505	(45,684)	1,152,940	(590,382)

Realized and Unrealized Gain (Loss) on Investments, Futures, Swap Contracts, and Foreign Currency Transactions:
Net realized gain (loss) from:
Investments	2,211,813	2,733,977	6,846,462	6,583,497	(174,994)	5,105,140	1,491,481	9,207,612
Foreign currency transactions	—	—	—	(49,832)	—	—	(60,013)	—
Futures	(1,601)	—	—	—	—	—	—	—
Net realized gain (loss)	2,210,212	2,733,977	6,846,462	6,533,665	(174,994)	5,105,140	1,431,468	9,207,612
Net change in unrealized appreciation (depreciation) on:		—					—
Investments	(1,325,959)	(1,893,243)	7,268,219	(16,655,505)	(546,360)	(5,420,545)	(16,887,297)	(3,717,938)
Swap contracts	3,816	—	—	—	—	—	—	—
Futures	122,157	—	—	—	—	—	—	—
Foreign currency translations	—	—	—	(8,605)	—	—	(2,555)	—
Net change in unrealized appreciation (depreciation)	(1,199,986)	(1,893,243)	7,268,219	(16,664,110)	(546,360)	(5,420,545)	(16,889,852)	(3,717,938)
Net Realized and Unrealized Gain (Loss)	1,010,226	840,734	14,114,681	(10,130,445)	(721,354)	(315,405)	(15,458,384)	5,489,674

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,600,864	$1,476,588	$13,148,121	$(8,780,233)	$178,151	$(361,089)	$(14,305,444)	$4,899,292

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Floating Rate		Corporate/Government		Monthly Distribution		Dynamic Macro		High-Yield
	Bond Fund		Bond Fund		Fund		Fund		Bond Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017

Operations:
Net investment income (loss)	$7,513,198	$4,702,709	$1,551,962	$1,256,311	$277,888	$(2,766,800)	$56,596	$(153,786)	$5,633,847	$4,580,482
Net realized gain (loss) from investments, futures, purchased options, securities sold short, written options, swap contracts, foreign currency transactions and foreign currency exchange contracts	(331,695)	(258,247)	(1,340,800)	3,026	5,972,173	10,336,653	(1,621,185)	(527,008)	(321,233)	4,040,878
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options, foreign currency translations, and foreign currency exchange contracts	(1,770,479)	536,363	(2,180,187)	(303,218)	(8,557,186)	8,158,097	(1,415,776)	3,217,090	(6,315,823)	(865,697)
Net Increase (Decrease) in Net Assets Resulting From Operations	5,411,024	4,980,825	(1,969,025)	956,119	(2,307,125)	15,727,950	(2,980,365)	2,536,296	(1,003,209)	7,755,663

Distributions to Shareholders From:
Net Investment Income:
Class N	—	(4,087,383)	—	(1,177,753)	—	—	—	—	—	(3,958,870)
Class A	—	(450,028)	—	(116,078)	—	—	—	—	—	(488,305)
Class C	—	(159,331)	—	(55,479)	—	—	—	—	—	(307,199)
Distributions From Paid In Capital:
Class N	—	—	—	—	(7,909,457)	(6,703,484)	—	—	—	—
Class A	—	—	—	—	(1,741,683)	(1,701,133)	—	—	—	—
Class C	—	—	—	—	(1,667,572)	(1,786,595)	—	—	—	—
Total Distributions Paid*
Class N	(6,592,532)	—	(1,401,772)	—	(1,898,259)	—	—	—	(4,663,689)	—
Class A	(741,771)	—	(146,528)	—	(415,753)	—	—	—	(548,313)	—
Class C	(226,608)	—	(59,070)	—	(402,623)	—	—	—	(308,033)	—
Total Distributions to Shareholders	(7,560,911)	(4,696,742)	(1,607,370)	(1,349,310)	(14,035,347)	(10,191,212)	—	—	(5,520,035)	(4,754,374)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	53,805,879	77,972,512	26,102,884	25,388,027	79,596,658	82,767,969	10,438,482	10,665,191	25,839,703	38,703,285
Class A	9,607,696	8,312,809	2,745,411	2,833,269	16,902,262	15,005,391	4,198,213	3,051,464	4,933,144	4,622,910
Class C	2,552,475	3,653,981	776,525	681,527	9,988,079	6,277,406	534,780	377,738	1,222,617	1,397,307
Reinvestment of distributions
Class N	6,585,506	4,085,839	1,400,755	1,175,746	9,579,318	6,558,471	—	—	4,624,638	3,902,710
Class A	714,614	431,412	139,151	110,804	1,880,728	1,450,591	—	—	500,869	421,056
Class C	223,666	158,870	57,080	53,749	1,747,942	1,501,052	—	—	277,641	275,969
Cost of shares redeemed
Class N	(51,103,375)	(19,048,326)	(46,043,475)	(11,484,873)	(88,657,959)	(34,414,087)	(8,552,847)	(5,319,852)	(34,003,205)	(19,670,050)
Class A	(6,113,143)	(3,455,776)	(3,493,266)	(1,491,488)	(14,526,312)	(21,873,892)	(2,009,156)	(1,051,547)	(4,450,345)	(3,762,035)
Class C	(1,675,351)	(2,152,564)	(1,102,595)	(879,241)	(9,085,236)	(12,598,772)	(673,743)	(640,528)	(1,476,839)	(1,813,997)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	14,597,967	69,958,757	(19,417,530)	16,387,520	7,425,480	44,674,129	3,935,729	7,082,466	(2,531,777)	24,077,155

Total Increase (Decrease) in Net Assets	12,448,080	70,242,840	(22,993,925)	15,994,329	(8,916,992)	50,210,867	955,364	9,618,762	(9,055,021)	27,078,444

Net Assets:
Beginning of Year	179,929,028	109,686,188	72,215,476	56,221,147	287,965,208	237,754,341	44,296,940	34,678,178	123,436,811	96,358,367
End of Year **	$192,377,108	$179,929,028	$49,221,551	$72,215,476	$279,048,216	$287,965,208	$45,252,304	$44,296,940	$114,381,790	$123,436,811

*	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended October 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $167,566, $(843), $(2,251,859), $(202,369), $(6,091) as of October 31, 2017.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Alternative		International Opportunity		Appreciation &		Large Cap		Focused Large Cap
	Dividend Fund		Bond Fund		Income Fund		Value Fund		Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017

Operations:
Net investment income (loss)	$2,715,525	$1,741,589	$(148,640)	$(125,430)	$590,638	$344,565	$635,854	$639,416	$(966,560)	$(629,954)
Net realized gain (loss) from investments, futures, purchased options, and foreign currency transactions	(4,243,607)	(2,689,104)	322,454	(746,954)	2,210,212	(1,884)	2,733,977	2,043,312	6,846,462	2,115,633
Net change in unrealized appreciation (depreciation) on investments, swap contracts, futures, purchased options, foreign currency transactions, and foreign currency exchange contracts	227,188	694,814	(1,574,463)	1,138,727	(1,199,986)	1,752,437	(1,893,243)	7,413,521	7,268,219	12,624,348
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,300,894)	(252,701)	(1,400,649)	266,343	1,600,864	2,095,118	1,476,588	10,096,249	13,148,121	14,110,027

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	—	(247,203)	—	—	—	—	—	—
Class A	—	—	—	(22,172)	—	—	—	—	—	—
Class C	—	—	—	(12,501)	—	—	—	—	—	—
Net Investment Income:
Class N	—	(1,692,781)	—	—	—	(520,043)	—	(801,099)	—	—
Class A	—	(12,525)	—	—	—	(99,320)	—	(105,682)	—	—
Class C	—	(43,706)	—	—	—	(70,590)	—	(46,819)	—	—
Total Distributions Paid*
Class N	(2,606,411)	—	(37,115)	—	(364,941)	—	(1,037,225)	—	(529,592)	—
Class A	(86,286)	—	(3,597)	—	(72,290)	—	(179,080)	—	(125,188)	—
Class C	(39,879)	—	(1,630)	—	(42,412)	—	(54,544)	—	(67,305)	—
Total Distributions to Shareholders	(2,732,576)	(1,749,012)	(42,342)	(281,876)	(479,643)	(689,953)	(1,270,849)	(953,600)	(722,085)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	40,398,303	19,627,663	8,552,449	13,229,531	24,690,679	2,772,894	11,276,861	12,569,002	14,557,522	16,482,149
Class A	2,014,096	803,596	1,815,069	1,418,934	4,941,263	856,598	5,983,202	4,524,434	6,139,307	4,903,324
Class C	230,432	993,582	438,364	466,744	966,403	202,013	770,794	698,220	1,148,834	1,968,280
Reinvestment of distributions
Class N	1,937,292	1,418,244	37,090	247,134	364,087	508,555	1,034,573	781,846	527,415	—
Class A	80,703	10,966	3,538	21,649	60,330	83,738	174,869	103,998	119,002	—
Class C	38,733	42,589	1,630	12,501	38,665	64,382	53,746	46,630	63,642	—
Cost of shares redeemed
Class N	(20,111,259)	(7,796,129)	(7,995,121)	(5,738,527)	(2,712,641)	(8,223,181)	(12,244,072)	(10,523,214)	(21,393,431)	(21,941,733)
Class A	(140,518)	(55,373)	(809,868)	(608,331)	(2,061,767)	(1,678,879)	(3,792,405)	(2,145,911)	(6,326,125)	(3,875,109)
Class C	(622,711)	(105,568)	(333,168)	(344,684)	(729,306)	(952,836)	(1,312,478)	(1,648,591)	(2,135,494)	(1,323,535)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	23,825,071	14,939,570	1,709,983	8,704,951	25,557,713	(6,366,716)	1,945,090	4,406,414	(7,299,328)	(3,786,624)

Total Increase (Decrease) in Net Assets	19,791,601	12,937,857	266,992	8,689,418	26,678,934	(4,961,551)	2,150,829	13,549,063	5,126,708	10,323,403

Net Assets:
Beginning of Year	37,289,394	24,351,537	36,739,025	28,049,607	18,786,528	23,748,079	69,968,633	56,419,570	76,173,439	65,850,036
End of Year **	$57,080,995	$37,289,394	$37,006,017	$36,739,025	$45,465,462	$18,786,528	$72,119,462	$69,968,633	$81,300,147	$76,173,439

*	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended October 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $0, $(136,606), $195,912, $424,909, $(577,046) as of October 31, 2017.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	International		Real Estate		Small Cap		Emerging Markets		Small Cap
	Stock Fund		Stock Fund		Value Fund		Stock Fund		Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2018	Oct. 31, 2017

Operations:
Net investment income (loss)	$1,350,212	$1,238,118	$899,505	$242,523	$(45,684)	$93,447	$1,152,940	$648,765	$(590,382)	$(343,936)
Net realized gain (loss) from investments and foreign currency transactions	6,533,665	8,589,369	(174,994)	280,576	5,105,140	3,149,348	1,431,468	5,242,635	9,207,612	5,792,317
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(16,664,110)	11,078,783	(546,360)	334,973	(5,420,545)	3,607,860	(16,889,852)	8,203,170	(3,717,938)	4,393,500
Net Increase (Decrease) in Net Assets Resulting From Operations	(8,780,233)	20,906,270	178,151	858,072	(361,089)	6,850,655	(14,305,444)	14,094,570	4,899,292	9,841,881

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	—	(3,870,471)	—	(742,732)	—	—	—	—
Class A	—	—	—	(626,758)	—	(158,717)	—	—	—	—
Class C	—	—	—	(485,899)	—	(81,547)	—	—	—	—
Net Investment Income:
Class N	—	—	—	(494,155)	—	(150,908)	—	(796,221)	—	—
Class A	—	—	—	(57,154)	—	(22,646)	—	(95,754)	—	—
Class C	—	—	—	(35,575)	—	—	—	(39,475)	—	—
Total Distributions Paid*
Class N	(3,839,253)	—	(545,647)	—	(2,382,575)	—	(510,282)	—	(3,540,224)	—
Class A	(663,334)	—	(80,421)	—	(495,340)	—	(67,957)	—	(1,070,104)	—
Class C	(254,735)	—	(19,495)	—	(301,971)	—	(13,160)	—	(474,106)	—
Total Distributions to Shareholders	(4,757,322)	—	(645,563)	(5,570,012)	(3,179,886)	(1,156,550)	(591,399)	(931,450)	(5,084,434)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	20,225,562	13,755,855	18,420,383	13,777,569	17,353,604	5,035,616	20,915,714	8,199,481	12,088,512	6,717,239
Class A	9,177,700	5,992,736	4,483,032	3,331,102	4,612,064	3,001,246	6,171,549	3,608,237	5,475,767	4,193,814
Class C	1,236,899	977,201	555,329	451,668	433,472	649,431	1,090,420	1,595,953	468,765	593,576
Reinvestment of distributions
Class N	3,736,841	—	544,150	4,259,930	2,312,130	871,348	494,306	775,603	3,415,609	—
Class A	644,219	—	78,284	657,161	445,163	177,734	64,832	93,730	959,794	—
Class C	250,970	—	19,299	464,142	264,864	81,120	13,079	39,226	474,106	—
Cost of shares redeemed
Class N	(14,178,501)	(19,238,731)	(9,723,240)	(5,811,499)	(2,502,809)	(9,930,878)	(7,511,939)	(14,975,059)	(6,253,725)	(15,497,578)
Class A	(4,944,496)	(3,367,797)	(2,038,975)	(6,548,328)	(1,141,557)	(3,176,674)	(2,670,093)	(3,408,343)	(2,475,581)	(4,560,250)
Class C	(1,547,611)	(2,102,276)	(661,776)	(1,229,216)	(868,985)	(811,262)	(659,386)	(2,226,817)	(777,346)	(782,773)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	14,601,583	(3,983,012)	11,676,486	9,352,529	20,907,946	(4,102,319)	17,908,482	(6,297,989)	13,375,901	(9,335,972)

Total Increase in Net Assets	1,064,028	16,923,258	11,209,074	4,640,589	17,366,971	1,591,786	3,011,639	6,865,131	13,190,759	505,909

Net Assets:
Beginning of Year	112,351,369	95,428,111	42,706,158	38,065,569	29,889,444	28,297,658	63,074,169	56,209,038	34,210,524	33,704,615
End of Year **	$113,415,397	$112,351,369	$53,915,232	$42,706,158	$47,256,415	$29,889,444	$66,085,808	$63,074,169	$47,401,283	$34,210,524

*	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended October 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $1,043,638, $95,638, $49,727, $221,092, $25,856 as of October 31, 2017.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016	2015	2014*

Net asset value, beginning of year	$9.73	$9.70	$9.60	$9.87	$10.00
Income from investment operations:
Net investment income**	0.40	0.35	0.33	0.32	0.29
Net realized and unrealized gain (loss)	(0.11)	0.03	0.10	(0.27)	(0.15)
Total income from investment operations	0.29	0.38	0.43	0.05	0.14
Less distributions:
Distributions from net investment income	(0.40)	(0.35)	(0.33)	(0.32)	(0.27)
Total distributions	(0.40)	(0.35)	(0.33)	(0.32)	(0.27)
Net asset value, end of year	$9.62	$9.73	$9.70	$9.60	$9.87
Total return +	3.02%	4.01%	4.63%	0.51%	1.43%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$164,936	$157,485	$94,219	$73,316	$63,120
Ratios of expenses to average net assets:	0.97%	1.03%	1.34%	1.27%	1.27%
Ratios of net investment income to average net assets:	4.08%	3.60%	3.24%	3.24%	2.87%
Portfolio turnover rate	79%	91%	62%	51%	50%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014*	2018	2017	2016	2015	2014*

Net asset value, beginning of year	$9.72	$9.70	$9.59	$9.87	$10.00	$9.73	$9.69	$9.59	$9.86	$10.00
Income (loss) from investment operations:
Net investment income**	0.37	0.32	0.31	0.30	0.28	0.33	0.28	0.26	0.24	0.22
Net realized and unrealized gain (loss)	(0.11)	0.03	0.11	(0.28)	(0.16)	(0.11)	0.04	0.10	(0.26)	(0.16)
Total income (loss) from investment operations	0.26	0.35	0.42	0.02	0.12	0.22	0.32	0.36	(0.02)	0.06
Less distributions:
Distributions from net investment income	(0.37)	(0.33)	(0.31)	(0.30)	(0.25)	(0.33)	(0.28)	(0.26)	(0.25)	(0.20)
Total distributions	(0.37)	(0.33)	(0.31)	(0.30)	(0.25)	(0.33)	(0.28)	(0.26)	(0.25)	(0.20)
Net asset value, end of year	$9.61	$9.72	$9.70	$9.59	$9.87	$9.62	$9.73	$9.69	$9.59	$9.86
Total return +#	2.77%	3.64%	4.49%	0.16%	1.20%	2.26%	3.31%	3.87%	(0.23)%	0.63%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$20,205	$16,229	$10,923	$8,598	$13,664	$7,236	$6,215	$4,545	$3,573	$3,888
Ratios of expenses to average net assets:	1.22%	1.28%	1.59%	1.52%	1.52%	1.72%	1.78%	2.10%	2.02%	2.02%
Ratios of net investment income to average net assets:	3.84%	3.33%	3.49%	2.99%	2.84%	3.43%	2.89%	2.74%	2.49%	2.24%
Portfolio turnover rate	79%	91%	62%	51%	50%	79%	91%	62%	51%	50%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.82	$13.92	$13.75	$14.14	$14.07
Income (loss) from investment operations:
Net investment income*	0.34	0.31	0.36	0.42	0.38
Net realized and unrealized gain (loss)	(0.74)	(0.08)	0.19	(0.37)	0.16
Total income (loss) from investment operations	(0.40)	0.23	0.55	0.05	0.54
Less distributions:
Distributions from net investment income	(0.36)	(0.33)	(0.38)	(0.44)	(0.42)
Distributions from net realized gains	—	—	—	—	(0.05)
Total distributions	(0.36)	(0.33)	(0.38)	(0.44)	(0.47)
Net asset value, end of year	$13.06	$13.82	$13.92	$13.75	$14.14
Total return +#	(2.93)%	1.72%	4.09%	0.36%	3.85%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$41,151	$62,757	$48,025	$41,989	$43,888
Ratios of expenses to average net assets:	1.20%	1.35%	1.13%	1.06%	1.37%
Ratios of net investment income to average net assets:	2.53%	2.27%	2.61%	3.00%	2.69%
Portfolio turnover rate	92%	61%	58%	54%	60%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.80	$13.90	$13.73	$14.13	$14.06	$13.71	$13.81	$13.65	$14.05	$13.98
Income (loss) from investment operations:
Net investment income*	0.31	0.28	0.33	0.38	0.35	0.24	0.21	0.26	0.31	0.27
Net realized and unrealized gain (loss)	(0.74)	(0.08)	0.19	(0.37)	0.15	(0.74)	(0.08)	0.18	(0.37)	0.16
Total income (loss) from investment operations	(0.43)	0.20	0.52	0.01	0.50	(0.50)	0.13	0.44	(0.06)	0.43
Less distributions:
Distributions from net investment income	(0.33)	(0.30)	(0.35)	(0.41)	(0.38)	(0.26)	(0.23)	(0.28)	(0.34)	(0.31)
Distributions from net realized gains	—	—	—	—	(0.05)	—	—	—	—	(0.05)
Total distributions	(0.33)	(0.30)	(0.35)	(0.41)	(0.43)	(0.26)	(0.23)	(0.28)	(0.34)	(0.36)
Net asset value, end of year	$13.04	$13.80	$13.90	$13.73	$14.13	$12.95	$13.71	$13.81	$13.65	$14.05
Total return +#	(3.17)%	1.47%	3.86%	0.04%	3.59%	(3.67)%	0.98%	3.27%	(0.45)%	3.08%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$5,311	$6,260	$4,832	$4,788	$3,684	$2,760	$3,199	$3,364	$3,698	$3,690
Ratios of expenses to average net assets:	1.45%	1.60%	1.38%	1.31%	1.62%	1.95%	2.10%	1.88%	1.81%	2.12%
Ratios of net investment income to average net assets:	2.31%	2.01%	2.40%	2.74%	2.44%	1.81%	1.52%	1.89%	2.27%	1.94%
Portfolio turnover rate	92%	61%	58%	54%	60%	92%	61%	58%	54%	60%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$36.71	$35.74	$36.36	$38.16	$38.47
Income (loss) from investment operations:
Net investment income (loss)*	0.09	(0.36)	0.14	(0.18)	0.17
Net realized and unrealized gain (loss)	(0.25)	2.79	0.49	(0.39)	1.35
Total income (loss) from investment operations	(0.16)	2.43	0.63	(0.57)	1.52
Less distributions:
Distributions from net investment income	—	—	(0.55)	—	—
Distributions from net realized gains	(0.35)	—	—	(0.80)	(1.59)
Tax return of capital	(1.36)	(1.46)	(0.70)	(0.43)	(0.24)
Total distributions	(1.71)	(1.46)	(1.25)	(1.23)	(1.83)
Net asset value, end of year	$34.84	$36.71	$35.74	$36.36	$38.16
Total return + #	(0.45)%	6.92%	1.79%	(1.53)%	4.01%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$201,405	$212,178	$153,084	$163,843	$156,964
Ratios of expenses to average net assets:
After waivers	2.16%	2.73%	1.85%	2.09%	2.53%
Dividends/borrowings on short sales	1.10%	1.17%	0.61%	0.47%	0.59%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.06%	1.59%	1.26%	2.17%	2.11%
After fee waivers	1.06%	1.56%	1.24%	1.62%	1.94%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	0.25%	(1.06)%	0.39%	(0.56)%	0.26%
After fee waivers	0.25%	(1.03)%	0.40%	(0.48)%	0.43%
Portfolio turnover rate	453%	382%	208%	155%	229%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$35.73	$34.90	$35.63	$37.52	$37.95	$29.15	$28.94	$29.99	$32.01	$32.87
Income (loss) from investment operations:
Net investment income (loss)*	0.00 (a)	(0.40)	0.13	(0.27)	0.07	(0.21)	(0.55)	(0.14)	(0.46)	(0.20)
Net realized and unrealized gain (loss)	(0.25)	2.69	0.39	(0.39)	1.33	(0.21)	2.22	0.34	(0.33)	1.17
Total income (loss) from investment operations	(0.25)	2.29	0.52	(0.66)	1.40	(0.42)	1.67	0.20	(0.79)	0.97
Less distributions:
Distributions from net investment income	—	—	(0.55)	—	—	—	—	(0.55)	—	—
Distributions from net realized gains	(0.35)	—	—	(0.80)	(1.59)	(0.35)	—	—	(0.80)	(1.59)
Tax return of capital	(1.36)	(1.46)	(0.70)	(0.43)	(0.24)	(1.36)	(1.46)	(0.70)	(0.43)	(0.24)
Total distributions	(1.71)	(1.46)	(1.25)	(1.23)	(1.83)	(1.71)	(1.46)	(1.25)	(1.23)	(1.83)
Net asset value, end of year	$33.77	$35.73	$34.90	$35.63	$37.52	$27.02	$29.15	$28.94	$29.99	$32.01
Total return + #	(0.72)%	6.64%	1.54%	(1.80)%	3.74%	(1.48)%	5.82%	0.75%	(2.53)%	2.99%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$42,980	$41,186	$45,552	$74,247	$79,132	$34,664	$34,601	$39,118	$50,215	$48,193
Ratios of expenses to average net assets:
After waivers	2.41%	2.93%	2.06%	2.33%	2.78%	3.16%	3.68%	2.83%	3.09%	3.53%
Dividends/borrowings on short sales	1.10%	1.12%	0.59%	0.47%	0.59%	1.10%	1.12%	0.60%	0.47%	0.59%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.31%	1.83%	1.49%	2.42%	2.36%	2.06%	2.58%	2.24%	3.16%	3.11%
After fee waivers	1.31%	1.81%	1.48%	1.86%	2.19%	2.06%	2.56%	2.23%	2.62%	2.94%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	0.01%	(1.14)%	0.36%	(0.79)%	0.01%	(0.73)%	(1.89)%	(0.50)%	(1.54)%	(0.74)%
After fee waivers	0.01%	(1.11)%	0.37%	(0.71)%	0.18%	(0.73)%	(1.86)%	(0.48)%	(1.46)%	(0.57)%
Portfolio turnover rate	453%	382%	208%	155%	229%	453%	382%	208%	155%	229%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018		2017	2016		2015	2014

Net asset value, beginning of year	$10.18		$9.55	$9.81		$9.65	$9.67
Income (loss) from investment operations:
Net investment income (loss) *	0.02		(0.03)	(0.00	) (a)	(0.14)	0.19
Net realized and unrealized gain (loss) **	(0.67)		0.66	(0.26)		0.30	(0.02)
Total income (loss) from investment operations	(0.65)		0.63	(0.26)		0.16	0.17
Less distributions:
Distributions from net investment income	—		—	—		—	(0.19)
Net asset value, end of year	$9.53		$10.18	$9.55		$9.81	$9.65
Total return + #	(6.39)%		6.60%	(2.68)%		1.66%	1.80%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$35,638		$36,104	$28,650		$28,518	$11,758
Ratios of expenses to average net assets:	1.80%		1.83%	1.63%		2.15%	1.90%
Ratios of net investment income (loss) to average net assets:	0.20%		(0.32)%	(0.03)%		(1.37)%	1.96%
Portfolio turnover rate	11%		7%	54%		70%	238%

	Class A							Class C
	Year Ended October 31,							Year Ended October 31,
	2018		2017	2016		2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.12		$9.52	$9.81		$9.68	$9.70	$9.74	$9.23	$9.58	$9.52	$9.56
Income (loss) from investment operations:
Net investment income (loss) *	0.00	(a)	(0.06)	(0.02)		(0.14)	0.18	(0.08)	(0.12)	(0.09)	(0.26)	0.11
Net realized and unrealized gain (loss) **	(0.66)		0.66	(0.27)		0.27	(0.04)	(0.63)	0.63	(0.26)	0.32	(0.04)
Total income (loss) from investment operations	(0.66)		0.60	(0.29)		0.13	0.14	(0.71)	0.51	(0.35)	0.06	0.07
Less distributions:
Distributions from net investment income	—		—	—		—	(0.16)	—	—	—	—	(0.11)
Net asset value, end of year	$9.46		$10.12	$9.52		$9.81	$9.68	$9.03	$9.74	$9.23	$9.58	$9.52
Total return + #	(6.52)%		6.30%	(2.95)%		1.34%	1.52%	(7.29)%	5.53%	(3.66)%	0.63%	0.78%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$7,918		$6,224	$3,897		$3,296	$1,729	$1,696	$1,969	$2,131	$1,938	$1,712
Ratios of expenses to average net assets:	2.05%		2.08%	1.88%		2.40%	2.15%	2.80%	2.83%	2.63%	3.15%	2.90%
Ratios of net investment income (loss) to average net assets:	0.00	% (b)	(0.58)%	(0.26)%		(1.63)%	1.92%	(0.84)%	(1.34)%	(1.02)%	(2.35)%	1.19%
Portfolio turnover rate	11%		7%	54%		70%	238%	11%	7%	54%	70%	238%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2015 and 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Represents less than 0.01%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$9.22	$8.94	$8.92	$9.51	$9.61
Income (loss) from investment operations:
Net investment income*	0.44	0.42	0.44	0.44	0.46
Net realized and unrealized gain (loss)	(0.51)	0.30	0.02	(0.59)	(0.10)
Total income (loss) from investment operations	(0.07)	0.72	0.46	(0.15)	0.36
Less distributions:
Distributions from net investment income	(0.43)	(0.44)	(0.44)	(0.44)	(0.46)
Total distributions	(0.43)	(0.44)	(0.44)	(0.44)	(0.46)
Net asset value, end of year	$8.72	$9.22	$8.94	$8.92	$9.51
Total return +	(0.80)%	8.19%	5.39%	(1.63)%	3.77%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$94,596	$103,567	$78,194	$78,654	$102,412
Ratios of expenses to average net assets:	1.12%	1.19%	1.08%	1.02%	1.09%
Ratios of net investment income to average net assets:	4.84%	4.62%	5.09%	4.77%	4.72%
Portfolio turnover rate	101%	142%	62%	51%	62%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$9.29	$9.02	$8.99	$9.58	$9.68	$9.17	$8.88	$8.86	$9.46	$9.55
Income (loss) from investment operations:
Net investment income*	0.42	0.40	0.42	0.41	0.44	0.37	0.35	0.37	0.37	0.38
Net realized and unrealized gain (loss)	(0.49)	0.28	0.03	(0.59)	(0.10)	(0.50)	0.30	0.02	(0.60)	(0.08)
Total income (loss) from investment operations	(0.07)	0.68	0.45	(0.18)	0.34	(0.13)	0.65	0.39	(0.23)	0.30
Less distributions:
Distributions from net investment income	(0.41)	(0.41)	(0.42)	(0.41)	(0.44)	(0.36)	(0.36)	(0.37)	(0.37)	(0.39)
Total distributions	(0.41)	(0.41)	(0.42)	(0.41)	(0.44)	(0.36)	(0.36)	(0.37)	(0.37)	(0.39)
Net asset value, end of year	$8.81	$9.29	$9.02	$8.99	$9.58	$8.68	$9.17	$8.88	$8.86	$9.46
Total return +#	(0.82)%	7.70%	5.21%	(1.88)%	3.49%	(1.43)%	7.45%	4.65%	(2.47)%	3.13%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,393	$12,085	$10,478	$10,224	$22,022	$7,392	$7,785	$7,687	$9,231	$11,652
Ratios of expenses to average net assets:	1.37%	1.44%	1.33%	1.27%	1.34%	1.87%	1.94%	1.83%	1.77%	1.84%
Ratios of net investment income to average net assets:	4.60%	4.38%	4.84%	4.52%	4.47%	4.09%	3.88%	4.34%	4.02%	3.97%
Portfolio turnover rate	101%	142%	62%	51%	62%	101%	142%	62%	51%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Dividend Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
			Period Ended
	Year Ended October 31,		October 31,
	2018	2017	2016*

Net asset value, beginning of period/year	$11.27	$11.72	$12.00
Income (loss) from investment operations:
Net investment income**	0.58	0.59	0.02
Net realized and unrealized loss	(0.59)	(0.47)	(0.30)
Total income (loss) from investment operations	(0.01)	0.12	(0.28)
Less distributions:
Distributions from net investment income	(0.57)	(0.57)	—
Total distributions	(0.57)	(0.57)	—
Net asset value, end of period/year	$10.69	$11.27	$11.72
Total return +#	(0.29)%	0.90%	(2.33)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$53,686	$35,285	$23,934
Ratios of expenses to average net assets:
Before fees paid indirectly (a)	1.31%	1.31%	1.88	% ^
After fees paid indirectly (a)	1.31%	1.16%	1.88	% ^
Ratios of net investment income to average net assets:
average net assets:
Before fees pain indirectly (a)!	5.06%	4.83%	0.86	% ^
After fees paid indirectly (a)!	5.06%	4.99%	0.86	% ^
Portfolio turnover rate	893%	514%	41	% (1)

	Class A				Class C
			Period Ended				Period Ended
	Year Ended October 31,		October 31,		Year Ended October 31,		October 31,
	2018	2017	2016*		2018	2017	2016*

Net asset value, beginning of period/year	$11.27	$11.72	$12.00		$11.24	$11.71	$12.00
Income (loss) from investment operations:
Net investment income**	0.52	0.51	0.08		0.48	0.46	0.01
Net realized and unrealized loss	(0.57)	(0.40)	(0.36)		(0.61)	(0.46)	(0.30)
Total income (loss) from investment operations	(0.05)	0.11	(0.28)		(0.13)	0.00	(0.29)
Less distributions:
Distributions from net investment income	(0.55)	(0.56)	—		(0.45)	(0.47)	—
Total distributions	(0.55)	(0.56)	—		(0.45)	(0.47)	—
Net asset value, end of period/year	$10.67	$11.27	$11.72		$10.66	$11.24	$11.71
Total return +#	(0.66)%	0.78%	(2.33)%		(1.35)%	(0.14)%	(2.42)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$2,509	$729	$12		$886	$1,275	$418
Ratios of expenses to average net assets:
Before fees paid indirectly (a)	1.56%	1.56%	2.61	% ^	2.31%	2.31%	2.74	% ^
After fees paid indirectly (a)	1.56%	1.41%	2.61	% ^	2.31%	2.16%	2.74	% ^
Ratios of net investment income to average net assets:
Before fees pain indirectly (a)!	4.61%	4.34%	4.18	% ^	4.17%	3.80%	0.44	% ^
After fees paid indirectly (a)!	4.61%	4.37%	4.18	% ^	4.17%	3.95%	0.44	% ^
Portfolio turnover rate	893%	514%	41	% (1)	893%	514%	41	% (1)

*	The Fund commenced operations on August 31, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Does not Include the expenses of other investment companies in which the Fund invests.

!	Recognition of net investment income is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016		2015	2014

Net asset value, beginning of year	$9.32	$9.37	$8.92		$9.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)*	(0.03)	(0.03)	0.04		0.05	0.07
Net realized and unrealized gain (loss)	(0.35)	0.07	0.42		(0.77)	(0.37)
Total income (loss) from investment operations	(0.38)	0.04	0.46		(0.72)	(0.30)
Less distributions:
Distributions from net investment income	—	—	(0.01)		—	—
Distributions from net realized gains	(0.01)	(0.09)	—		—	—
Tax return of capital	—	—	—		—	(0.06)
Total distributions	(0.01)	(0.09)	(0.01)		—	(0.06)
Net asset value, end of year	$8.93	$9.32	$9.37		$8.92	$9.64
Total return + #	(4.08)%	0.57%	5.14%		(7.42)%	(2.99)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$31,838	$32,441	$24,728		$31,935	$42,440
Ratios of expenses to average net assets:	1.35%	1.54%	1.28%		1.38%	1.38%
Ratios of net investment income (loss) to average net assets:	(0.35)%	(0.37)%	0.41%		0.52%	0.66%
Portfolio turnover rate	45%	56%	64%		52%	60%

	Class A						Class C
	Year Ended October 31,						Year Ended October 31,
	2018	2017	2016		2015	2014	2018	2017	2016		2015	2014

Net asset value, beginning of year	$9.26	$9.32	$8.90		$9.64	$10.00	$9.10	$9.22	$8.84		$9.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)*	(0.06)	(0.06)	0.01		0.02	0.04	(0.10)	(0.10)	(0.03)		(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.34)	0.09	0.41		(0.76)	(0.36)	(0.33)	0.07	0.41		(0.76)	(0.36)
Total income (loss) from investment operations	(0.40)	0.03	0.42		(0.74)	(0.32)	(0.43)	(0.03)	0.38		(0.78)	(0.37)
Less distributions:
Distributions from net investment income	—	—	(0.00	) (a)	—	—	—	—	(0.00	) (a)	—	—
Distributions from net realized gains	(0.01)	(0.09)	—		—	—	(0.01)	(0.09)	—		—	—
Tax return of capital	—	—	—		—	(0.04)	—	—	—		—	(0.01)
Total distributions	(0.01)	(0.09)	(0.00	) (a)	—	(0.04)	(0.01)	(0.09)	(0.00	) (a)	—	(0.01)
Net asset value, end of year	$8.85	$9.26	$9.32		$8.90	$9.64	$8.66	$9.10	$9.22		$8.84	$9.62
Total return + #	(4.32)%	0.46%	4.77%		(7.65)%	(3.22)%	(4.72)%	(0.19)%	4.31%		(8.11)%	(3.72)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,802	$2,968	$2,118		$3,208	$3,513	$1,366	$1,330	$1,204		$1,638	$1,879
Ratios of expenses to average net assets:	1.60%	1.79%	1.53%		1.63%	1.63%	2.10%	2.29%	2.03%		2.13%	2.13%
Ratios of net investment income (loss) to average net assets:	(0.59)%	(0.63)%	0.10%		0.29%	0.41%	(1.10)%	(1.11)%	(0.33)%		(0.24)%	(0.09)%
Portfolio turnover rate	45%	56%	64%		52%	60%	45%	56%	64%		52%	60%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.68	$8.05	$8.75	$10.88	$10.09
Income (loss) from investment operations:
Net investment income*	0.23	0.16	0.23	0.27	0.11
Net realized and unrealized gain (loss)	0.49	0.72	(0.39)	(0.51)	0.83
Total income (loss) from investment operations	0.72	0.88	(0.16)	(0.24)	0.94
Less distributions:
Distributions from net investment income	(0.21)	(0.25)	(0.36)	(0.17)	(0.15)
Distributions from net realized gains	—	—	(0.18)	(1.72)	—
Total distributions	(0.21)	(0.25)	(0.54)	(1.89)	(0.15)
Net asset value, end of year	$9.19	$8.68	$8.05	$8.75	$10.88
Total return + #	8.42%	11.20%	(1.92)%	(2.67)%	9.37%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$36,055	$12,953	$16,929	$20,210	$18,576
Ratios of expenses to average net assets:	1.44%	1.41%	1.42%	1.34%	1.44%
Ratios of net investment income to average net assets:	2.52%	1.90%	2.83%	2.83%	1.07%
Portfolio turnover rate	275%	106%	96%	82%	129%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.66	$8.03	$8.73	$10.85	$10.06	$8.46	$7.86	$8.56	$10.66	$9.90
Income (loss) from investment operations:
Net investment income*	0.19	0.14	0.20	0.24	0.09	0.11	0.07	0.14	0.18	0.01
Net realized and unrealized gain (loss)	0.50	0.72	(0.39)	(0.50)	0.82	0.49	0.71	(0.39)	(0.50)	0.80
Total income (loss) from investment operations	0.69	0.86	(0.19)	(0.26)	0.91	0.60	0.78	(0.25)	(0.32)	0.81
Less distributions:
Distributions from net investment income	(0.18)	(0.23)	(0.33)	(0.14)	(0.12)	(0.12)	(0.18)	(0.27)	(0.06)	(0.05)
Distributions from net realized gains	—	—	(0.18)	(1.72)	—	—	—	(0.18)	(1.72)	—
Total distributions	(0.18)	(0.23)	(0.51)	(1.86)	(0.12)	(0.12)	(0.18)	(0.45)	(1.78)	(0.05)
Net asset value, end of year	$9.17	$8.66	$8.03	$8.73	$10.85	$8.94	$8.46	$7.86	$8.56	$10.66
Total return + #	8.10%	10.92%	(2.19)%	(2.84)%	9.10%	7.21%	10.08%	(2.95)%	(3.53)%	8.21%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,265	$3,125	$3,638	$4,211	$4,509	$3,145	$2,708	$3,181	$4,956	$4,046
Ratios of expenses to average net assets:	1.69%	1.66%	1.67%	1.59%	1.69%	2.44%	2.41%	2.44%	2.34%	2.44%
Ratios of net investment income to average net assets:	2.13%	1.66%	2.57%	2.56%	0.83%	1.22%	0.93%	1.81%	1.91%	0.08%
Portfolio turnover rate	275%	106%	96%	82%	129%	275%	106%	96%	82%	129%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.16	$12.22	$16.32	$16.21	$14.55
Income from investment operations:
Net investment income *	0.14	0.15	0.22	0.17	0.13
Net realized and unrealized gain (loss)	0.15	2.01	(0.04)	0.06	1.70
Total income from investment operations	0.29	2.16	0.18	0.23	1.83
Less distributions:
Distributions from net investment income	(0.13)	(0.22)	(0.18)	(0.12)	(0.17)
Distributions from net realized gains	(0.14)	—	(4.10)	—	—
Total distributions	(0.27)	(0.22)	(4.28)	(0.12)	(0.17)
Net asset value, end of year	$14.18	$14.16	$12.22	$16.32	$16.21
Total return + #	1.98%	17.84%	1.73%	1.41%	12.64%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$55,428	$55,155	$45,026	$44,620	$41,917
Ratios of expenses to average net assets:
After fee Waivers					1.26%
Before fees paid indirectly	1.30%	1.13%	0.93%	1.12%	1.26%
After fees paid indirectly	1.30%	1.12%	0.93%	1.12%	1.26%
Ratios of net investment income to average net assets:
After fee Waivers					0.82%
Before fees paid indirectly	0.94%	1.12%	1.81%	1.03%	0.82%
After fees paid indirectly	0.94%	1.13%	1.81%	1.03%	0.82%
Portfolio turnover rate	45%	61%	59%	101%	22%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.10	$12.16	$16.26	$16.16	$14.52	$13.47	$11.65	$15.74	$15.68	$14.09
Income from investment operations:
Net investment income (loss)*	0.10	0.11	0.19	0.13	0.09	(0.01)	0.02	0.10	0.00 (a)	(0.03)
Net realized and unrealized gain (loss)	0.15	2.02	(0.05)	0.06	1.69	0.15	1.92	(0.06)	0.06	1.65
Total income from investment operations	0.25	2.13	0.14	0.19	1.78	0.14	1.94	0.04	0.06	1.62
Less distributions:
Distributions from net investment income	(0.10)	(0.19)	(0.14)	(0.09)	(0.14)	(0.02)	(0.12)	(0.03)	—	(0.03)
Distributions from net realized gains	(0.14)	0.00	(4.10)	—	—	(0.14)	—	(4.10)	—	—
Total distributions	(0.24)	(0.19)	(4.24)	(0.09)	(0.14)	(0.16)	(0.12)	(4.13)	—	(0.03)
Net asset value, end of year	$14.11	$14.10	$12.16	$16.26	$16.16	$13.45	$13.47	$11.65	$15.74	$15.68
Total return + #	1.71%	17.66%	1.43%	1.15%	12.31%	1.00%	16.72%	0.66%	0.38%	11.49%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,525	$10,174	$6,544	$6,577	$7,685	$4,167	$4,640	$4,850	$5,805	$5,639
Ratios of expenses to average net assets:
After fee Waivers					1.51%					2.26%
Before fees paid indirectly	1.55%	1.38%	1.18%	1.37%	1.51%	2.30%	2.13%	1.93%	2.12%	2.26%
After fees paid indirectly	1.55%	1.37%	1.18%	1.37%	1.51%	2.30%	2.12%	1.93%	2.12%	2.26%
Ratios of net investment income (loss) to average net assets:
After fee Waivers					0.57%					(0.18)%
Before fees paid indirectly	0.70%	0.84%	1.57%	0.78%	0.57%	(0.07)%	0.14%	0.83%	0.03%	(0.18)%
After fees paid indirectly	0.70%	0.85%	1.57%	0.78%	0.57%	(0.07)%	0.15%	0.83%	0.03%	(0.18)%
Portfolio turnover rate	45%	61%	59%	101%	22%	45%	61%	59%	101%	22%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$19.37	$15.92	$16.97	$15.01	$14.02
Income (loss) from investment operations:
Net investment loss*	(0.22)	(0.14)	(0.10)	(0.16)	(0.11)
Net realized and unrealized gain (loss)	3.53	3.59	(0.86)	2.12	1.29
Total income (loss) from investment operations	3.31	3.45	(0.96)	1.96	1.18
Less distributions:
Distributions from net realized gains	(0.18)	—	(0.09)	—	(0.19)
Total distributions	(0.18)	—	(0.09)	—	(0.19)
Net asset value, end of year	$22.50	$19.37	$15.92	$16.97	$15.01
Total return +	17.24%	21.67%	(5.66)%	13.06%	8.48%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$59,424	$56,472	$51,242	$51,312	$37,106
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.30%	1.16%	1.20%	1.34%	1.16%
After fee waivers and fees paid indirectly	1.29%	1.14%	1.20%	1.34%	1.16%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(1.01)%	(0.79)%	(0.64)%	(1.00)%	(0.76)%
After fee waivers and fees paid indirectly	(1.01)%	(0.77)%	(0.64)%	(1.00)%	(0.76)%
Portfolio turnover rate	25%	38%	29%	45%	29%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$19.08	$15.73	$16.80	$14.91	$13.96	$18.27	$15.17	$16.33	$14.59	$13.76
Income (loss) from investment operations:
Net investment loss*	(0.28)	(0.18)	(0.14)	(0.19)	(0.21)	(0.42)	(0.30)	(0.25)	(0.31)	(0.26)
Net realized and unrealized gain (loss)	3.49	3.53	(0.84)	2.08	1.35	3.33	3.40	(0.82)	2.05	1.28
Total income (loss) from investment operations	3.21	3.35	(0.98)	1.89	1.14	2.91	3.10	(1.07)	1.74	1.02
Less distributions:
Distributions from net realized gains	(0.18)	—	(0.09)	—	(0.19)	(0.18)	—	(0.09)	—	(0.19)
Total distributions	(0.18)	—	(0.09)	—	(0.19)	(0.18)	—	(0.09)	—	(0.19)
Net asset value, end of year	$22.11	$19.08	$15.73	$16.80	$14.91	$21.00	$18.27	$15.17	$16.33	$14.59
Total return +	16.98%	21.30%	(5.84)%	12.68%	8.23%	16.08%	20.44%	(6.56)%	11.93%	7.47%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$15,031	$12,944	$9,620	$8,762	$19,949	$6,844	$6,758	$4,988	$5,222	$4,361
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.55%	1.41%	1.45%	1.59%	1.41%	2.30%	2.16%	2.20%	2.34%	2.16%
After fee waivers and fees paid indirectly	1.54%	1.39%	1.45%	1.59%	1.41%	2.29%	2.14%	2.20%	2.34%	2.16%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(1.26)%	(1.05)%	(0.91)%	(1.20)%	(1.48)%	(2.01)%	(1.80)%	(1.67)%	(2.00)%	(1.87)%
After fee waivers and fees paid indirectly	(1.26)%	(1.03)%	(0.91)%	(1.20)%	(1.48)%	(2.01)%	(1.78)%	(1.67)%	(2.00)%	(1.87)%
Portfolio turnover rate	25%	38%	29%	45%	29%	25%	38%	29%	45%	29%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$17.54	$14.24	$14.24	$15.21	$15.22
Income (loss) from investment operations:
Net investment income *	0.21	0.21	0.16	0.00 (a)	0.15
Net realized and unrealized gain (loss)	(1.39)	3.09	(0.15)	(0.61)	0.10
Total income (loss) from investment operations	(1.18)	3.30	0.01	(0.61)	0.25
Less distributions:
Distributions from net investment income	(0.26)	—	(0.01)	(0.30)	(0.26)
Distributions from net realized gains	(0.49)	—	—	(0.06)	—
Total distributions	(0.75)	—	(0.01)	(0.36)	(0.26)
Net asset value, end of year	$15.61	$17.54	$14.24	$14.24	$15.21
Total return + #	(7.08)%	23.17%	0.06%	(4.10)%	1.66%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$89,401	$90,257	$78,640	$76,992	$57,359
Ratios of expenses to average net assets:
Before fees paid indirectly	1.67%	1.56%	1.63%	2.04%	2.04%
After fees paid indirectly	1.67%	1.55%	1.63%	2.04%	2.04%
Ratios of net investment income to average net assets:
Before fees paid indirectly	1.24%	1.34%	1.17%	0.03%	0.99%
After fees paid indirectly	1.24%	1.35%	1.17%	0.03%	0.99%
Portfolio turnover rate	113%	119%	143%	125%	117%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$17.42	$14.17	$14.21	$15.16	$15.19	$16.59	$13.60	$13.73	$14.68	$14.70
Income (loss) from investment operations:
Net investment income (loss)*	0.17	0.17	0.13	(0.03)	0.15	0.04	0.04	0.03	(0.14)	(0.00	) (a)
Net realized and unrealized gain (loss)	(1.38)	3.08	(0.17)	(0.60)	0.06	(1.31)	2.95	(0.16)	(0.59)	0.10
Total income (loss) from investment operations	(1.21)	3.25	(0.04)	(0.63)	0.21	(1.27)	2.99	(0.13)	(0.73)	0.10
Less distributions:
Distributions from net investment income	(0.23)	—	—	(0.26)	(0.24)	(0.15)	—	—	(0.16)	(0.12)
Distributions from net realized gains	(0.49)	—	—	(0.06)	—	(0.49)	—	—	(0.06)	—
Total distributions	(0.72)	—	—	(0.32)	(0.24)	(0.64)	—	—	(0.22)	(0.12)
Net asset value, end of year	$15.49	$17.42	$14.17	$14.21	$15.16	$14.68	$16.59	$13.60	$13.73	$14.68
Total return + #	(7.30)%	22.94%	(0.28)%	(4.26)%	1.35%	(8.03)%	21.99%	(0.95)%	(5.06)%	0.67%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$18,250	$15,524	$10,305	$9,032	$7,871	$5,764	$6,570	$6,483	$7,268	$6,551
Ratios of expenses to average net assets:
Before fees paid indirectly	1.92%	1.81%	1.88%	2.29%	2.29%	2.67%	2.56%	2.63%	3.04%	3.04%
After fees paid indirectly	1.92%	1.80%	1.88%	2.29%	2.29%	2.67%	2.55%	2.63%	3.04%	3.04%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	1.01%	1.07%	0.93%	(0.19)%	0.97%	0.22%	0.30%	0.20%	(0.94)%	(0.02)%
After fees paid indirectly	1.01%	1.08%	0.93%	(0.19)%	0.97%	0.22%	0.31%	0.20%	(0.94)%	(0.02)%
Portfolio turnover rate	113%	119%	143%	125%	117%	113%	119%	143%	125%	117%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$15.66	$18.31	$19.23	$19.27	$16.53
Income (loss) from investment operations:
Net investment income *	0.28	0.13	0.32	0.15	0.13
Net realized and unrealized gain (loss)	(0.35)	0.40	0.73	0.85	3.20
Total income (loss) from investment operations	(0.07)	0.53	1.05	1.00	3.33
Less distributions:
Distributions from net investment income	(0.12)	(0.36)	(0.21)	(0.11)	(0.20)
Distributions from net realized gains	(0.12)	(2.82)	(1.76)	(0.93)	(0.39)
Total distributions	(0.24)	(3.18)	(1.97)	(1.04)	(0.59)
Net asset value, end of year	$15.35	$15.66	$18.31	$19.23	$19.27
Total return +	(0.48)%	3.63%	5.77%	5.13%	21.09%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$43,163	$34,256	$25,479	$33,379	$37,143
Ratios of expenses to average net assets:	1.10%	1.17%	1.21%	1.64%	1.59%
Ratios of net investment income to average net assets:	1.82%	0.79%	1.74%	0.80%	0.77%
Portfolio turnover rate	74%	101%	110%	110%	97%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$15.78	$18.35	$19.26	$19.33	$16.55	$14.88	$17.55	$18.50	$18.65	$16.02
Income (loss) from investment operations:
Net investment income (loss) *	0.24	0.10	0.27	0.10	0.08	0.12	(0.02)	0.13	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(0.35)	0.41	0.74	0.85	3.22	(0.34)	0.38	0.70	0.82	3.11
Total income (loss) from investment operations	(0.11)	0.51	1.01	0.95	3.30	(0.22)	0.36	0.83	0.78	3.07
Less distributions:
Distributions from net investment income	(0.09)	(0.26)	(0.16)	(0.09)	(0.13)	—	(0.21)	(0.02)	0.00	(0.05)
Distributions from net realized gains	(0.12)	(2.82)	(1.76)	(0.93)	(0.39)	(0.12)	(2.82)	(1.76)	(0.93)	(0.39)
Total distributions	(0.21)	(3.08)	(1.92)	(1.02)	(0.52)	(0.12)	(3.03)	(1.78)	(0.93)	(0.44)
Net asset value, end of year	$15.46	$15.78	$18.35	$19.26	$19.33	$14.54	$14.88	$17.55	$18.50	$18.65
Total return +	(0.74)%	3.44%	5.54%	4.85%	20.73%	(1.50)%	2.61%	4.73%	4.08%	19.88%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,444	$6,002	$9,376	$10,386	$3,913	$2,308	$2,448	$3,211	$3,847	$4,166
Ratios of expenses to average net assets:	1.35%	1.42%	1.45%	1.89%	1.84%	2.10%	2.17%	2.21%	2.64%	2.59%
Ratios of net investment income (loss) to average net assets:	1.57%	0.60%	1.45%	0.53%	0.48%	0.85%	(0.11)%	0.70%	(0.21)%	(0.24)%
Portfolio turnover rate	74%	101%	110%	110%	97%	74%	101%	110%	110%	97%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$17.47		$14.41	$14.27	$15.45	$14.65
Income (loss) from investment operations:
Net investment income (loss) *	0.00	(a)	0.07	0.09	(0.01)	0.04
Net realized and unrealized gain (loss)	0.10	(b)	3.57	0.54	(0.18)	1.45
Total income (loss) from investment operations	0.10		3.64	0.63	(0.19)	1.49
Less distributions:
Distributions from net investment income	(0.04)		(0.10)	(0.01)	(0.04)	(0.02)
Distributions from net realized gains	(1.81)		(0.48)	(0.48)	(0.95)	(0.67)
Total distributions	(1.85)		(0.58)	(0.49)	(0.99)	(0.69)
Net asset value, end of year	$15.72		$17.47	$14.41	$14.27	$15.45
Total return + #	0.37%		25.55%	4.58%	(1.59)%	10.30%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$37,248		$22,710	$22,254	$22,068	$23,783
Ratios of expenses to average net assets:	1.54%		1.32%	1.48%	1.79%	1.45%
Ratios of net investment income (loss) to average net assets: (c) !	(0.01)%		0.45%	0.64%	(0.10)%	0.27%
Portfolio turnover rate	101%		100%	129%	122%	106%

	Class A							Class C
	Year Ended October 31,							Year Ended October 31,
	2018		2017	2016	2015	2014		2018	2017	2016	2015	2014

Net asset value, beginning of year	$17.31		$14.29	$14.18	$15.36	$14.59		$15.67	$13.02	$13.06	$14.32	$13.74
Income (loss) from investment operations:
Net investment income (loss)*	(0.04)		0.03	0.05	(0.05)	(0.00	) (a)	(0.15)	(0.08)	(0.05)	(0.15)	(0.10)
Net realized and unrealized gain (loss)	0.09	(b)	3.54	0.54	(0.18)	1.44		0.10 (b)	3.21	0.49	(0.16)	1.35
Total income (loss) from investment operations	0.05		3.57	0.59	(0.23)	1.44		(0.05)	3.13	0.44	(0.31)	1.25
Less distributions:
Distributions from net investment income	(0.00	) (a)	(0.07)	—	—	—		—	—	—	—	—
Distributions from net realized gains	(1.81)		(0.48)	(0.48)	(0.95)	(0.67)		(1.81)	(0.48)	(0.48)	(0.95)	(0.67)
Total distributions	(1.81)		(0.55)	(0.48)	(0.95)	(0.67)		(1.81)	(0.48)	(0.48)	(0.95)	(0.67)
Net asset value, end of year	$15.55		$17.31	$14.29	$14.18	$15.36		$13.81	$15.67	$13.02	$13.06	$14.32
Total return + #	0.08%		25.26%	4.33%	(1.83)%	10.02%		(0.63)%	24.29%	3.52%	(2.56)%	9.22%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$7,869		$4,569	$3,802	$3,801	$3,268		$2,139	$2,611	$2,241	$2,383	$2,494
Ratios of expenses to average net assets:	1.79%		1.57%	1.73%	2.04%	1.70%		2.54%	2.32%	2.48%	2.79%	2.45%
Ratios of net investment income (loss) to average net assets: (c) !	(0.26)%		0.19%	0.40%	(0.36)%	(0.06)%		(1.04)%	(0.57)%	(0.36)%	(1.11)%	(0.70)%
Portfolio turnover rate	101%		100%	129%	122%	106%		101%	100%	129%	122%	106%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$15.94	$12.73	$11.97	$14.75	$14.66
Income (loss) from investment operations:
Net investment income *	0.27	0.17	0.20	0.08	0.20
Net realized and unrealized gain (loss) **	(3.20)	3.28	0.64	(2.67)	(0.11)
Total income (loss) from investment operations	(2.93)	3.45	0.84	(2.59)	0.09
Less distributions:
Distributions from net investment income	(0.16)	(0.24)	(0.08)	(0.19)	—
Total distributions	(0.16)	(0.24)	(0.08)	(0.19)	—
Net asset value, end of year	$12.85	$15.94	$12.73	$11.97	$14.75
Total return + #	(18.57)%	27.69%	7.13%	(17.73)%	0.61%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$53,261	$51,365	$46,481	$42,831	$35,872
Ratios of expenses to average net assets:	1.19%	1.75%	1.27%	1.76%	1.29%
Ratios of net investment income to average net assets:	1.79%	1.18%	1.73%	0.59%	1.39%
Portfolio turnover rate	66%	74%	97%	137%	108%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$15.58	$12.45	$11.71	$14.44	$14.39	$14.74	$11.82	$11.14	$13.76	$13.82
Income (loss) from investment operations:
Net investment income (loss)*	0.23	0.14	0.17	0.05	0.16	0.11	0.02	0.08	(0.06)	0.04
Net realized and unrealized gain (loss) **	(3.13)	3.20	0.62	(2.62)	(0.11)	(2.94)	3.04	0.60	(2.49)	(0.10)
Total income (loss) from investment operations	(2.90)	3.34	0.79	(2.57)	0.05	(2.83)	3.06	0.68	(2.55)	(0.06)
Less distributions:
Distributions from net investment income	(0.12)	(0.21)	(0.05)	(0.16)	—	(0.06)	(0.14)	—	(0.07)	—
Total distributions	(0.12)	(0.21)	(0.05)	(0.16)	—	(0.06)	(0.14)	—	(0.07)	—
Net asset value, end of year	$12.56	$15.58	$12.45	$11.71	$14.44	$11.85	$14.74	$11.82	$11.14	$13.76
Total return + #	(18.73)%	27.36%	6.84%	(17.94)%	0.35%	(19.30)%	26.31%	6.10%	(18.60)%	(0.43)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,662	$8,242	$6,348	$4,594	$4,036	$3,163	$3,467	$3,380	$3,216	$3,593
Ratios of expenses to average net assets:	1.44%	2.00%	1.52%	2.01%	1.54%	2.19%	2.75%	2.27%	2.76%	2.29%
Ratios of net investment income (loss) to average net assets:	1.54%	0.98%	1.46%	0.40%	1.14%	0.77%	0.10%	0.77%	(0.48)%	0.34%
Portfolio turnover rate	66%	74%	97%	137%	108%	66%	74%	97%	137%	108%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$20.31	$15.34	$17.08	$17.71	$20.62
Income (loss) from investment operations:
Net investment loss*	(0.27)	(0.15)	(0.06)	(0.24)	(0.29)
Net realized and unrealized gain (loss) (a)	3.20	5.12	(0.24)	1.19	1.11
Total income (loss) from investment operations	2.93	4.97	(0.30)	0.95	0.82
Less distributions:
Distributions from net investment income
Distributions from net realized gains	(2.96)	—	(1 .40)	(1.58)	(3.73)
Tax return of capital	—	—	(0.04)	—	—
Total distributions	(2.96)	—	(1 .44)	(1.58)	(3.73)
Net asset value, end of year	$20.28	$20.31	$15.34	$17.08	$17.71
Total return + #	16.02%	32.40%	(1.88)%	5.36%	3.64%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$33,882	$24,641	$26,010	$23,152	$21,153
Ratios of expenses to average net assets:
Before fees paid indirectly	1.94%	1.36%	1.23%	1.58%	1.84%
After fees paid indirectly	1.93%	1.35%	1.23%	1.58%	1.84%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.31)%	(0.86)%	(0.38)%	(1.30)%	(1.61)%
After fees paid indirectly	(1.29)%	(0.85)%	(0.38)%	(1.30)%	(1.61)%
Portfolio turnover rate	190%	174%	181%	138%	192%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$19.62	$14.85	$16.62	$17.31	$20.28	$16.77	$12.79	$14.61	$15.51	$18.66
Income (loss) from investment operations:
Net investment loss*	(0.31)	(0.19)	(0.10)	(0.27)	(0.34)	(0.37)	(0.28)	(0.18)	(0.36)	(0.42)
Net realized and unrealized gain (loss) (a)	3.07	4.96	(0.23)	1.16	1.10	2.56	4.26	(0.20)	1.04	1.00
Total income (loss) from investment operations	2.76	4.77	(0.33)	0.89	0.76	2.19	3.98	(0.38)	0.68	0.58
Less distributions:
Distributions from net investment income
Distributions from net realized gains	(2.96)	—	(1.40)	(1.58)	(3.73)	(2.96)	—	(1.40)	(1.58)	(3.73)
Tax return of capital	—	—	(0.04)	—	—	—	—	(0.04)	—	—
Total distributions	(2.96)	—	(1.44)	(1.58)	(3.73)	(2.96)	—	(1.44)	(1.58)	(3.73)
Net asset value, end of year	$19.42	$19.62	$14.85	$16.62	$17.31	$16.00	$16.77	$12.79	$14.61	$15.51
Total return + #	15.69%	32.12%	(2.12)%	5.12%	3.36%	14.84%	31.12%	(2.82)%	4.29%	2.56%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$10,799	$6,925	$5,540	$6,326	$6,443	$2,720	$2,644	$2,155	$3,163	$3,165
Ratios of expenses to average net assets:
Before fees paid indirectly	2.19%	1.61%	1.48%	1.83%	2.09%	2.94%	2.36%	2.23%	2.58%	2.84%
After fees paid indirectly	2.18%	1.60%	1.48%	1.83%	2.09%	2.93%	2.35%	2.23%	2.58%	2.84%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.56)%	(1.13)%	(0.69)%	(1.53)%	(1.86)%	(2.30)%	(1.89)%	(1.45)%	(2.29)%	(2.61)%
After fees paid indirectly	(1.55)%	(1.12)%	(0.69)%	(1.53)%	(1.86)%	(2.29)%	(1.88)%	(1.45)%	(2.29)%	(2.61)%
Portfolio turnover rate	190%	174%	181%	138%	192%	190%	174%	181%	138%	192%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of fifteen funds: Dunham Floating Rate Bond Fund; Dunham Corporate/Government Bond Fund; Dunham Monthly Distribution Fund; Dunham Dynamic Macro Fund; Dunham High-Yield Bond Fund; Dunham Alternative Dividend Fund; Dunham International Opportunity Bond Fund; Dunham Appreciation & Income Fund; Dunham Large Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham International Stock Fund; Dunham Real Estate Stock Fund; Dunham Small Cap Value Fund; Dunham Emerging Markets Stock Fund; and Dunham Small Cap Growth Fund. With the exception of Dunham Focused Large Cap Growth Fund, Dunham International Opportunity Bond Fund, and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham Alternative Dividend Fund (“Alternative Dividend”)	Income while preserving capital during market downturns
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Appreciation & Income Fund (“Appreciation & Income”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Monthly Distribution, High-Yield Bond , Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, International Opportunity Bond, and Alternative Dividend commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution, Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, International Opportunity Bond, and Alternative Dividend commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013. Alternative Dividend commenced operations on August 31, 2016.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both International Stock and Emerging Markets Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end investment companies.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2018 for the Funds’ assets and liabilities measured at fair value:

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Bank Loans *	$—	$176,264,173	$—	$176,264,173
Bonds & Notes *	—	6,742,014	—	6,742,014
Rights	—	8,555	—	8,555
U.S. Government & Agency	—	991,479	—	991,479
Short-Term Investment	7,927,289	—	—	7,927,289
Collateral for Securities Loaned	2,835,975	—	—	2,835,975
Total	$10,763,264	$184,006,221	$—	$194,769,485

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$31,136,277	$—	$31,136,277
Foreign Government Bonds	—	1,137,556	—	1,137,556
Municipal Bonds	—	3,612,933	—	3,612,933
U.S. Government & Agency	—	8,090,180	—	8,090,180
Bank Loans *	—	3,578,460	—	3,578,460
Short-Term Investment	1,240,791	—	—	1,240,791
Collateral for Securities Loaned	4,848,756	—	—	4,848,756
Total	$6,089,547	$47,555,406	$—	$53,644,953

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$226,772,065	$270,654	$—	$227,042,719
Exchange Traded Funds	18,505,202	—	—	18,505,202
Rights	—	876	—	876
Warrants	—	8,444	—	8,444
Options Purchased	—	1,701,720	—	1,701,720
Short-Term Investment	115,223,319	—	—	115,223,319
Collateral for Securities Loaned	13,208,219	—	—	13,208,219
Total Assets	$373,708,805	$1,981,694	$—	$375,690,499
Liabilities - Derivatives
Written Options	$121,728	$64,815	$—	$186,543
Total Liability Derivatives	$121,728	$64,815	$—	$186,543
Liabilities
Liabilities - Securities Sold Short	$79,328,961	$—	$—	$79,328,961
Total Liabilities	$79,328,961	$—	$—	$79,328,961

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$24,779,971	$—	$—	$24,779,971
Options Purchased	2,744,301	47,323	—	2,791,624
Short-Term Investments	4,527,709	12,901,537	—	17,429,246
Collateral for Securities Loaned	13,226,350	—	—	13,226,350
Total Assets	$45,278,331	$12,948,860	$—	$58,227,191
Assets - Derivatives
Futures	$36,868	$—	$—	$36,868
Total Asset Derivatives	$36,868	$—	$—	$36,868
Liabilities - Derivatives
Futures	$729,477	$—	$—	$729,477
Written Options	—	48,480	—	48,480
Total Liability Derivatives	$729,477	$48,480	$—	$777,957

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$—	$110,076,906	$—	$110,076,906
Short-Term Investment	3,181,216	—	—	3,181,216
Collateral for Securities Loaned	15,645,300	—	—	15,645,300
Total	$18,826,516	$110,076,906	$—	$128,903,422

Alternative Dividend

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$22,368,017	$—	$—	$22,368,017
Exchange Traded Funds *	18,497,080	—	—	18,497,080
Options Purchased	229,500	933,075	—	1,162,575
Short-Term Investment	20,379,954	—	—	20,379,954
Collateral for Securities Loaned	15,186,887	—	—	15,186,887
Total Assets	$76,661,438	$933,075	$—	$77,594,513

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$13,872,748	$—	$13,872,748
Foreign Government Bonds *	—	21,397,149	—	21,397,149
Whole Loan Collateral	—	415,059	—	415,059
Short-Term Investment	196,043	—	—	196,043
Total Assets	$196,043	$35,684,956	$—	$35,880,999
Assets - Derivatives
Futures Contracts	$6,515	$—	$—	$6,515
Foreign Currency Exchange Contracts	—	236,581	—	236,581
Total Asset Derivatives	$6,515	$236,581	$—	$243,096
Liabilities - Derivatives
Futures Contracts	$12,119	$—	$—	$12,119
Foreign Currency Exchange Contracts	—	154,386	—	154,386
Total Liability Derivatives	$12,119	$154,386	$—	$166,505

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Appreciation & Income
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$62,200	$—	$—	$62,200
Bonds & Notes *	—	18,592,696	—	18,592,696
Bank Loans	—	896,157	—	896,157
U.S. Government	—	18,209,818	—	18,209,818
Short-Term Investment	6,104,406	—	—	6,104,406
Collateral for Securities Loaned	11,938,479	—	—	11,938,479
Total Assets	$18,105,085	$37,698,671	$—	$55,803,756
Assets - Derivatives
Futures	$122,157	$—	$—	$122,157
Swap Contracts	—	16,830	—	16,830
Total Asset Derivatives	$122,157	$16,830	$—	$138,987
Liabilities - Derivatives
Swap Contracts	$—	$13,014	$—	$13,014
Total Liability Derivatives	$—	$13,014	$—	$13,014

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$70,375,397	$—	$—	$70,375,397
Short-Term Investment	707,092	—	—	707,092
Collateral for Securities Loaned	5,248,049	—	—	5,248,049
Total	$76,330,538	$—	$—	$76,330,538

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$80,470,385	$—	$—	$80,470,385
Short-Term Investment	857,412	—	—	857,412
Collateral for Securities Loaned	10,151,601	—	—	10,151,601
Total	$91,479,398	$—	$—	$91,479,398

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$28,710,860	$82,528,489	$—	$111,239,349
Exchange Traded Fund	651,583	—	—	651,583
Warrant	870	—	—	870
Preferred Stocks *	625,118	—	—	625,118
Short-Term Investment	30,943	—	—	30,943
Collateral for Securities Loaned	4,306,692	—	—	4,306,692
Total	$34,326,066	$82,528,489	$—	$116,854,555

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$950,547	$—	$—	$950,547
REITs *	51,968,473	—	—	51,968,473
Short-Term Investment	497,413	—	—	497,413
Collateral for Securities Loaned	8,953,610	—	—	8,953,610
Total	$62,370,043	$—	$—	$62,370,043

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$46,280,869	$—	$—	$46,280,869
Exchange Traded Fund *	569,405	—	—	569,405
Short-Term Investment	464,798	—	—	464,798
Collateral for Securities Loaned	13,055,943	—	—	13,055,943
Total	$60,371,015	$—	$—	$60,371,015

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$26,005,871	$37,906,103	$—	$63,911,974
Exchange Traded Fund	1,442,100	—	—	1,442,100
Short-Term Investment	441,426	—	—	441,426
Collateral for Securities Loaned	3,261,189	—	—	3,261,189
Total	$31,150,586	$37,906,103	$—	$69,056,689

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$45,125,943	$—	$—	$45,125,943
Short-Term Investment	2,837,928	—	—	2,837,928
Collateral for Securities Loaned	14,957,666	—	—	14,957,666
Total	$62,921,537	$—	$—	$62,921,537

*	See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

d. Options – Monthly Distribution, Dynamic Macro, and Alternative Dividend are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Swap Agreements – Monthly Distribution and Appreciation & Income are subject to stock market risk and fixed income risk in the normal course of pursuing its investment objectives. The Funds may enter into various swap transactions for investment purposes to manage equity risk and credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

f. Futures Contracts – Dynamic Macro, International Opportunity Bond, and Appreciation & Income are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The notional value of the derivative instruments outstanding as of October 31, 2018 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year then ended within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

g. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

h. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of October 31, 2018:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investments in securities	Option contracts written
Interest rate contracts	Unrealized appreciation on futures	Unrealized depreciation on futures
	Unrealized appreciation on swap contracts	Unrealized depreciation on forward foreign
	Unrealized appreciation on forward foreign currency exchange contracts	currency exchange contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of October 31, 2018:

Asset Derivatives Investment Value
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
	Contracts	Contracts	Contracts	Contracts	2018
Monthly Distribution
Purchased Options	$1,701,720	$—	$—	$—	$1,701,720
Dynamic Macro
Futures	$26,866	$—	$—	$10,002	$36,868
Purchased Options	248,073	—	—	2,543,551	2,791,624
Alternative Dividend
Purchased Options	$1,162,575	$—	$—	$—	$1,162,575
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$236,581	$—	$—	$236,581
Futures	—	—	—	6,515	6,515
Appreciation & Income
Swap Contracts	$3,816	$—	$—	$—	$3,816
Futures	—	—	—	122,157	122,157

Liability Derivatives Investment Value
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
	Contracts	Contracts	Contracts	Contracts	2018
Monthly Distribution
Written Options	$186,543	$—	$—	$—	$186,543
Dynamic Macro
Futures	$658,928	$—	$—	$70,549	$729,477
Written Options	48,480	—	—	—	48,480
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$154,386	$—	$—	$154,386
Futures	—	—	—	12,119	12,119

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended October 31, 2018.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/	Net realized gain (loss) from: Futures,
Interest rate contracts	Options purchased, Written options, Swap contracts, Foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on: Futures, Options purchased, Written options, Swap contracts, and Foreign currency exchange contracts

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2018:

Realized gain (loss) on derivatives recognized in the Statements of Operations
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	2018
Monthly Distribution
Purchased Options	$(4,812,307)	$—	$—	$—	$(4,812,307)
Written Options	3,133,386	—	—	—	3,133,386
Swaps	(8,317)	—	—	—	(8,317)
Forward Foreign Currency Contracts	—	(68,822)	—	—	(68,822)
Dynamic Macro
Futures	$(146,104)	$—	$—	$554,003	$407,899
Purchased Options	(399,915)	—	—	(1,539,403)	(1,939,318)
Written Options	(303,984)	—	—	—	(303,984)
Alternative Dividend Purchased Options	$(971,602)	$—	$—	$—	$(971,602)
International Opportunity Bond
Futures	$—	$—	$—	$(30,406)	$(30,406)
Forward Foreign Currency Contracts	$—	$(72,854)	$—	$—	$(72,854)
Appreciation & Income
Futures	$—	$—	$—	$(1,601)	$(1,601)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	2018
Monthly Distribution
Purchased Options	$1,964,009	$—	$—	$—	$1,964,009
Written Options	1,130,163	—	—	—	1,130,163
Dynamic Macro Futures	(989,243)	—	—	(217,347)	(1,206,590)
Purchased Options	92,872	—	—	(21,975)	70,897
Written Options	(15,550)	—	—	—	(15,550)
Alternative Dividend
Purchased Options	$(400,176)	$—	$—	$—	$(400,176)
International Opportunity Bond
Futures	$—	$—	$—	$21,505	$21,505
Forward Foreign Currency Contracts	—	63,758	—	—	63,758
Appreciation & Income
Futures	$—	$—	$—	$122,157	$122,157
Swaps	3,816	—	—	—	3,816

i. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – Monthly Distribution, International Opportunity Bond, Dynamic Macro and Appreciation & Income policies are to recognize a gross asset or liability equal to the unrealized on futures contracts, forward foreign currency exchange contracts, swaps and written options. During the year ended October 31, 2018, Monthly Distribution and Appreciation & Income are subject to a master netting arrangement for swaps. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2018.

Floating Rate Bond

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented		Cash
		of Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(2,835,975)	$—	$(2,835,975)	$2,835,975	$—	$—
Total		$(2,835,975)	$—	$(2,835,975)	$2,835,975	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Corporate/Government Bond
					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(4,848,756)	$—	$(4,848,756)	$4,848,756	$—	$—
Total		$(4,848,756)	$—	$(4,848,756)	$4,848,756	$—	$—

Monthly Distribution

					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Assets Presented in
		of Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Purchased Options	JP Morgan	$1,701,720	$—	$1,701,720	$—	$—	$1,701,720
Total		$1,701,720	$—	$1,701,720	$—	$—	$1,701,720

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Written Options	JP Morgan	$(186,543)	$—	$(186,543)	$—	$186,543	$—
Securities Loaned	US Bank	(13,208,219)	—	(13,208,219)	13,208,219	—	—
Total		$(13,394,762)	$—	$(13,394,762)	$13,208,219	$186,543	$—

Dynamic Macro

					Gross Amounts Not Offset in
					the Statement of Assets &
Assets:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Assets Presented in		Cash
		Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	Goldman Sachs	$36,868	$—	$36,868	$—	$—	$36,868
Purchased Options ^		2,791,624	—	2,791,624	—	—	2,791,624
Total		$2,828,492	$—	$2,828,492	$—	$—	$2,828,492

					Gross Amounts Not Offset in
					the Statement of Assets &
Liabilities:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	Goldman Sachs	$(729,477)	$—	$(729,477)	$36,868	$692,609	$—
Written Options	Morgan Stanley	(48,480)	—	(48,480)	—	48,480	—
Securities Loaned	US Bank	(13,226,350)	—	(13,226,350)	13,226,350	—	—
Total		$(14,004,307)	$—	$(14,004,307)	$13,263,218	$741,089	$—

^	Counterparties used: Goldman Sachs and Morgan Stanley.

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

High-Yield Bond

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented		Cash
		of Recognized	Statement of	in the Statement of	Financial	Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(15,645,300)	$—	$(15,645,300)	$15,645,300	$—	$—
Total		$(15,645,300)	$—	$(15,645,300)	$15,645,300	$—	$—

Alternative Dividend

Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented		Cash
		of Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Purchased Options	Pershing	$1,162,575	$—	$1,162,575	$—	$—	$1,162,575
Total		$1,162,575	$—	$1,162,575	$—	$—	$1,162,575

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented		Cash
		of Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(15,186,887)	$—	$(15,186,887)	$15,186,887	$—	$—
Total		$(15,186,887)	$—	$(15,186,887)	$15,186,887	$—	$—

International Opportunity Bond
Gross Amounts Not Offset in
the Statement of Assets &
Assets:					Liabilities
Gross
Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statement of	Assets Presented in		Cash
		Recognized	Assets &	the Statement of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign
Currency Contracts ^		$236,581	$—	$236,581	$(154,386)	$—	$82,195
Futures Contracts	Credit Suisse	6,515	—	6,515	(6,515)	—	—
Total		$243,096	$—	$243,096	$(160,901)	$—	$82,195

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:					Liabilities
Gross
		Gross	Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statement of	in the Statement of	Financial	Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign
Currency Contracts ^		$(154,386)	$—	$(154,386)	$154,386	$—	$—
Futures Contracts	Credit Suisse	(12,119)	—	(12,119)	6,515	5,604	—
Total		$(166,505)	$—	$(166,505)	$160,901	$5,604	$—

^	Counterparties used: Barclays and Citigroup.

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Appreciation & Income

Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures	HSBC	$122,157	$—	$122,157	$—	$—	122,157
Credit Default Swaps	JP Morgan	16,830	(13,014)	3,816	—	—	3,816
Total		$138,987	$(13,014)	$125,973	$—	$—	$125,973

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(11,938,479)	$—	$(11,938,479)	$11,938,479	$—	$—
Total		$(11,938,479)	$—	$(11,938,479)	$11,938,479	$—	$—

Large Cap Value

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(5,248,049)	$—	$(5,248,049)	$5,248,049	$—	$—
Total		$(5,248,049)	$—	$(5,248,049)	$5,248,049	$—	$—

Focused Large Cap Growth

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(10,151,601)	$—	$(10,151,601)	$10,151,601	$—	$—
Total		$(10,151,601)	$—	$(10,151,601)	$10,151,601	$—	$—

International Stock

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(4,306,692)	$—	$(4,306,692)	$4,306,692	$—	$—
Total		$(4,306,692)	$—	$(4,306,692)	$4,306,692	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Real Estate Stock

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(8,953,610)	$—	$(8,953,610)	$8,953,610	$—	$—
Total		$(8,953,610)	$—	$(8,953,610)	$8,953,610	$—	$—

Small Cap Value

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(13,055,943)	$—	$(13,055,943)	$13,055,943	$—	$—
Total		$(13,055,943)	$—	$(13,055,943)	$13,055,943	$—	$—

Emerging Markets

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(3,261,189)	$—	$(3,261,189)	$3,261,189	$—	$—
Total		$(3,261,189)	$—	$(3,261,189)	$3,261,189	$—	$—

Small Cap Growth

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(14,957,666)	$—	$(14,957,666)	$14,957,666	$—	$—
Total		$(14,957,666)	$—	$(14,957,666)	$14,957,666	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

j. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

k. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex -date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

l. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

m. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2015 to 2017 and expected to be taken in tax year 2018 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

n. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Appreciation & Income, Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. For Alternative Dividend dividends attributable to earned income, if any, will be declared and paid quarterly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

o. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under -performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Floating Rate Bond	0.70% – 1.10%	0.60%	0.10% – 0.50%
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution *	0.87% – 1.63%	0.65%	0.22% – 0.98%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
Alternative Dividend	0.95% – 1.55%	0.65%	0.30% - 0.90%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Appreciation & Income**	0.70% – 1.80%	0.65%	0.05% – 1.15%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%

*	Prior to April 1, 2018 the Sub-Adviser’s portion for Monthly Distribution was 0.25%-1.05% and the Management Fee was 0.90%-1.70%. **Prior to July 1, 2018, the Sub-Adviser’s portion for Appreciation & Income was 0.20%-0.60% and the Management Fee was 0.85%-1.25%.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of High Yield Bond which is in its initial year of a new Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of October 31, 2018.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Floating Rate Bond	New fleet Asset Management, LLC	S&P/LSTA Leveraged Loan Index	0.30%	+/- 0.00%	0.10%	0.50%
Corporate/Government Bond	New fleet Asset Management, LLC	Barclays Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
Monthly Distribution *	Perella Weinberg Partners Capital Management LP	IQ Hedge Market Neutral Total Return Index	0.60%	+/-0.00%	0.22%	0.98%
Dynamic Macro	Mellon Capital Management Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
High-Yield Bond	PineBridge Investments LLC	Barclays U.S. Corporate High Yield Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
A lternative Dividend	Sungarden Fund Management, LLC	Dow Jones Moderately Conservative Index	0.60%	+/- 0.00%	0.30%	0.90%
International Opportunity Bond	Allianz Global Investors U.S. LLC	Barclays Global ex US Aggregate Bond Index	0.45%	+/- 0.00%	0.20%	0.70%
Appreciation & Income**	Logan Circ le Partners, L.P.	BofA Merrill Lynch US 3-month Treasury Bill Index PLUS 300 bps (3.00%)	0.60%	+/- 0.00%	0.05%	1.15%
Large Cap Value	Rothschild Asset Management, Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
International Stock	Arrow street Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Real Estate Stock	Barings, LLC	FTSE NAREIT All REITs Index	0.40%	+/- 0.00%	0.10%	0.70%
Small Cap Value	Piermont Capital Management, Inc.	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Emerging Markets Stock	Bailard, Inc.	MSCI Emerging Markets Index (Net)	0.50%	+/- 0.00%	0.10%	0.90%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%

*	Effective April 1, 2018, IQ Hedge Market Neutral Total Return Index replaced IQ Hedge Market Neutral Beta Index as the benchmark to Monthly Distribution. Monthly Distribution had a Base fee of 0.65%, a Minimum Fee of 0.25%, and a Maximum Fee of 1.05% prior to the change.

**	Effective July 1, 2018, Logan Circle Partners, L.P. replaced PENN Capital Management Company, Inc as the sub-adviser to Appreciation & Income. PENN Capital Management Company, Inc. had a Base Fee of 0.40%, a Minimum Fee of 0.20%, and a Maximum Fee of 0.60%. The Benchmark utilized was Bank of America Merrill Lynch All Convertibles All Qualities Index.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.04% on average net assets over $500 million; and 0.02% on average net assets over $1 billion. Prior to July 1, 2017, the top two tiers were paid at 0.05% and 0.03%, respectively. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. Effective July 1, 2017, for providing fund accounting services, GFS received from the Trust a minimum annual fee of $262,500. Prior to that date, GFS received from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.03% on the first $500 million of average net assets and 0.01% on the average net assets over $500 million, subject to an annual minimum of $300,000 in total for the entire Trust. For providing transfer agent services, GFS receives from the Trust a minimum annual fee of $200,000. Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Blu Giant, LLC, (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from GFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $6,250 for each Board meeting attended in-person; $1,000 for all telephonic Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $150,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the year ended October 31, 2018, certain Funds had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which the broker returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in fees paid indirectly in the Funds’ Statements of Operations and were paid directly by the broker to the Administrator. For the year ended October 31, 2018, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value – $2,180, Focused Large Cap Growth - $3,204, International Stock – $2,807 and Small Cap Growth - $5,148.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2018 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Floating Rate Bond	$165,890,104	$146,766,977	$—	$—
Corporate/Government Bond	27,135,745	40,377,221	27,717,358	32,547,628
Monthly Distribution	1,439,891,258	1,244,260,754	—	—
Dynamic Macro	6,162,882	2,682,625	—	—
High-Yield Bond	114,086,267	114,270,815	—	—
Alternative Dividend	381,330,408	373,150,958	—	—
International Opportunity Bond	17,828,172	16,097,948	—	—
Appreciation & Income	48,559,127	49,676,426	—	—
Large Cap Value	34,265,839	33,399,151	—	—
Focused Large Cap Growth	20,998,892	30,114,764	—	—
International Stock	142,581,411	131,615,336	—	—
Real Estate Stock	49,301,431	37,177,062	—	—
Small Cap Value	54,955,692	37,569,649	—	—
Emerging Markets Stock	63,031,408	44,007,508	—	—
Small Cap Growth	82,710,394	76,196,734	—	—

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2018, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Floating Rate Bond	$196,270,800	$691,995	$(2,193,310)	$(1,501,315)
Corporate/Government Bond	54,958,423	262,634	(1,576,104)	(1,313,470)
Monthly Distribution	305,181,664	11,538,223	(22,256,900)	(10,718,677)
Dynamic Macro	53,828,541	4,654,134	(805,148)	3,848,986
High-Yield Bond	133,011,132	567,817	(4,675,527)	(4,107,710)
Alternative Dividend	76,803,348	1,495,347	(704,182)	791,165
International Opportunity Bond	37,066,072	553,350	(1,650,507)	(1,097,157)
Appreciation & Income	56,111,202	106,681	(288,154)	(181,473)
Large Cap Value	64,829,009	14,042,895	(2,541,366)	11,501,529
Focused Large Cap Growth	58,516,983	34,232,762	(1,270,347)	32,962,415
International Stock	116,827,660	7,683,051	(7,656,156)	26,895
Real Estate Stock	58,713,697	5,385,541	(1,729,195)	3,656,346
Small Cap Value	61,395,702	2,596,357	(3,621,044)	(1,024,687)
Emerging Markets Stock	72,548,238	4,506,915	(7,998,464)	(3,491,549)
Small Cap Growth	60,387,289	5,373,663	(2,839,415)	2,534,248

6.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the year ended October 31, 2018 and the year ended October 31, 2017, respectively:

For the year ended October 31, 2018:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	5,544,126	680,867	(5,269,356)	955,637	990,916	73,952	(632,403)	432,465
Corporate/Government Bond	1,912,073	104,386	(3,405,957)	(1,389,498)	204,083	10,399	(260,731)	(46,249)
Monthly Distribution	2,204,120	268,595	(2,471,857)	858	484,297	54,294	(418,482)	120,109
Dynamic Macro	1,045,881	—	(854,490)	191,391	424,021	—	(201,583)	222,438
High-Yield Bond	2,859,505	516,584	(3,764,538)	(388,449)	541,122	55,424	(489,836)	106,710
Alternative Dividend	3,485,952	171,666	(1,766,371)	1,891,247	175,648	7,198	(12,284)	170,562
International Opportunity Bond	918,537	3,921	(838,505)	83,953	194,919	376	(86,308)	108,987
Appreciation & Income	2,695,549	41,172	(304,528)	2,432,193	544,088	6,854	(228,544)	322,398
Large Cap Value	774,929	70,716	(831,786)	13,859	412,732	11,986	(258,513)	166,205
Focused Large Cap Growth	652,409	27,172	(953,801)	(274,220)	281,769	6,227	(286,311)	1,685
International Stock	1,185,724	219,814	(823,998)	581,540	538,029	38,097	(289,098)	287,028
Real Estate Stock	1,215,646	34,637	(625,212)	625,071	292,170	4,939	(131,144)	165,965
Small Cap Value	1,077,210	144,058	(151,459)	1,069,809	284,243	27,980	(70,164)	242,059
Emerging Markets Stock	1,385,394	31,305	(495,926)	920,773	412,227	4,193	(176,092)	240,328
Small Cap Growth	574,078	186,952	(303,103)	457,927	273,170	54,752	(124,818)	203,104

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	263,265	23,134	(172,957)	113,442
Corporate/Government Bond	58,106	4,299	(82,611)	(20,206)
Monthly Distribution	355,558	62,509	(322,392)	95,675
Dynamic Macro	56,142	—	(70,500)	(14,358)
High-Yield Bond	135,855	31,188	(164,632)	2,411
Alternative Dividend	20,513	3,425	(54,278)	(30,340)
International Opportunity Bond	48,016	177	(36,571)	11,622
Appreciation & Income	110,059	4,514	(83,122)	31,451
Large Cap Value	55,368	3,842	(93,744)	(34,534)
Focused Large Cap Growth	54,856	3,483	(102,259)	(43,920)
International Stock	76,579	15,569	(95,633)	(3,485)
Real Estate Stock	38,155	1,286	(45,238)	(5,797)
Small Cap Value	30,003	18,626	(60,317)	(11,688)
Emerging Markets Stock	77,471	891	(46,538)	31,824
Small Cap Growth	28,475	32,629	(48,775)	12,329

For the year ended October 31, 2017:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	8,010,681	419,700	(1,955,043)	6,475,338	853,365	44,355	(355,000)	542,720
Corporate/Government Bond	1,842,070	85,632	(836,944)	1,090,758	206,542	8,076	(108,687)	105,931
Monthly Distribution	2,262,648	179,857	(946,529)	1,495,976	422,396	40,821	(615,758)	(152,541)
Dynamic Macro	1,097,676	—	(550,641)	547,035	314,313	—	(108,954)	205,359
High-Yield Bond	4,221,189	428,612	(2,161,863)	2,487,938	504,948	46,113	(412,563)	138,498
Alternative Dividend	1,634,819	120,742	(667,246)	1,088,315	68,558	948	(4,834)	64,672
International Opportunity Bond	1,445,820	28,837	(635,529)	839,128	158,038	2,536	(67,277)	93,297
Appreciation & Income	339,537	63,649	(1,012,783)	(609,597)	104,622	10,468	(207,045)	(91,955)
Large Cap Value	941,746	60,421	(793,604)	208,563	338,329	8,048	(162,665)	183,712
Focused Large Cap Growth	992,721	—	(1,295,302)	(302,581)	290,140	—	(223,561)	66,579
International Stock	882,290	—	(1,261,782)	(379,492)	381,106	—	(217,270)	163,836
Real Estate Stock	878,584	283,995	(367,097)	795,482	209,176	43,353	(383,096)	(130,567)
Small Cap Value	307,514	53,196	(605,265)	(244,555)	183,390	10,926	(196,461)	(2,145)
Emerging Markets Stock	599,965	64,904	(1,092,983)	(428,114)	264,082	8,004	(252,886)	19,200
Small Cap Growth	391,669	—	(874,125)	(482,456)	245,385	—	(265,412)	(20,027)

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	374,637	16,324	(220,866)	170,095
Corporate/Government Bond	50,246	3,947	(64,451)	(10,258)
Monthly Distribution	214,747	51,393	(430,722)	(164,582)
Dynamic Macro	40,482	—	(69,122)	(28,640)
High-Yield Bond	153,054	30,290	(199,764)	(16,420)
Alternative Dividend	83,205	3,647	(9,122)	77,730
International Opportunity Bond	52,157	1,484	(38,182)	15,459
Appreciation & Income	25,217	8,202	(117,977)	(84,558)
Large Cap Value	54,566	3,757	(130,182)	(71,859)
Focused Large Cap Growth	122,704	—	(81,646)	41,058
International Stock	64,467	—	(145,232)	(80,765)
Real Estate Stock	30,317	32,299	(81,082)	(18,466)
Small Cap Value	43,831	5,477	(54,878)	(5,570)
Emerging Markets Stock	115,109	3,518	(169,505)	(50,878)
Small Cap Growth	41,644	—	(52,454)	(10,810)

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year or period ended October 31, 2018 and October 31, 2017 was as follows:

	For the year or period ended October 31, 2018					For the year or period ended October 31, 2017
	Ordinary	Long-Term	Return of	Tax-Exempt		Ordinary	Long-Term	Return of	Tax-Exempt
Fund	Income	Capital Gains	Capital	Income	Total	Income	Capital Gains	Capital	Income	Total
Floating Rate Bond	$7,558,793	$—	$—	$—	$7,558,793	$4,705,002	$—	$—	$—	$4,705,002
Corporate/Government Bond	1,586,252	—	21,031	—	1,607,283	1,264,680	—	24,527	59,502	1,348,709
Monthly Distribution	2,716,635	—	11,318,712	—	14,035,347	—	—	10,191,212	—	10,191,212
Dynamic Macro	—	—	—	—	—	—	—	—	—	—
High-Yield Bond	5,523,745	—	—	—	5,523,725	4,756,447	—	—	—	4,756,447
Alternative Dividend	2,732,576	—	—	—	2,732,576	1,715,265	—	33,747	—	1,749,012
International Opportunity Bond	—	42,342	—	—	42,342	—	281,876	—	—	281,876
Appreciation & Income	479,171	—	—	—	479,171	689,953	—	—	—	689,953
Large Cap Value	557,584	713,265	—	—	1,270,849	953,600	—	—	—	953,600
Focused Large Cap Growth	—	722,085	—	—	722,085	—	—	—	—	—
International Stock	1,605,505	3,151,817	—	—	4,757,322	—	—	—	—	—
Real Estate Stock	344,955	300,608	—	—	645,563	1,820,717	3,749,295	—	—	5,570,012
Small Cap Value	1,593,661	1,586,225	—	—	3,179,886	1,012,034	144,516	—	—	1,156,550
Emerging Markets Stock *	824,337	—	—	—	824,337	1,153,950	—	—	—	1,153,950
Small Cap Growth	1,842,122	3,242,312	—	—	5,084,434	—	—	—	—	—

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax for the Emerging Markets Fund relates to allowable foreign tax credits of $232,938 for fiscal year ended October 31, 2018, and $222,500 for the fiscal year ended October 31, 2017, which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

**	Differences in distributions between the Statement of Changes paid from book and tax on the income funds relate to the adjustments for dividends payable for tax purposes.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and fund distributions, resulted in reclassification for the tax year ended October 31, 2018 as follows:

Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Floating Rate Bond	$—	$—
Corporate/Government Bond	(21,031)	21,031
Monthly Distribution	44,493	(44,493)
Dynamic Macro	—	—
High-Yield Bond	—	—
Alternative Dividend	(24,397)	24,397
International Opportunity Bond	—	—
Appreciation & Income	—	—
Large Cap Value	—	—
Focused Large Cap Growth	(176,944)	176,944
International Stock	—	—
Real Estate Stock	—	—
Small Cap Value	—	—
Emerging Markets Stock	—	—
Small Cap Growth	(1)	1

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

As of each of the Fund’s tax year-ended October 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Floating Rate Bond	$203,858	$—	$—	$(2,952,242)	$(3,616)	$(1,501,315)	$(4,253,315)
Corporate/Government Bond	—	—	—	(3,242,763)	(930)	(1,313,470)	(4,557,163)
Monthly Distribution	—	—	—	—	(144,337)	(10,950,174)	(11,094,511)
Dynamic Macro	462,652	—	—	(5,443,173)	—	3,857,364	(1,123,157)
High-Yield Bond	116,902	—	—	(5,560,146)	(8,085)	(4,107,710)	(9,559,039)
Alternative Dividend	26,815	—	—	(7,148,632)	(133,780)	791,165	(6,464,432)
International Opportunity Bond	78,557	50,420	—	—	—	(1,104,613)	(975,636)
Appreciation & Income	463,415	—	—	(66,482)	(472)	(181,473)	214,988
Large Cap Value	817,314	2,475,117	—	—	—	11,501,529	14,793,960
Focused Large Cap Growth	—	6,221,713	(838,442)	—	—	32,962,415	38,345,686
International Stock	1,148,335	6,332,594	—	—	—	16,996	7,497,925
Real Estate Stock	650,188	—	—	(12,145)	—	3,656,346	4,294,389
Small Cap Value	1,842,665	3,196,559	—	—	—	(1,024,687)	4,014,537
Emerging Markets Stock	1,023,407	—	—	(1,129,268)	—	(3,492,341)	(3,598,202)
Small Cap Growth	3,935,267	5,086,997	—	—	—	2,534,248	11,556,512

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for gains on contingent convertible debt securities, the mark-to-market treatment of open forward foreign currency contracts, options, futures, dividend payable and swap contracts, and adjustments for section 305(c) deemed dividend distributions, real estate investment trusts, partnerships, preferred securities, perpetual bonds, passive foreign investment companies, constructive sales of securities held short, straddles and C Corporation return of capital distributions. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and constructive sales, and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Floating Rate Bond	$—
Corporate/Government Bond	—
Monthly Distribution	—
Dynamic Macro	—
High-Yield Bond	—
Alternative Dividend	—
International Opportunity Bond	—
Appreciation & Income	—
Large Cap Value	—
Focused Large Cap Growth	838,442
International Stock	—
Real Estate Stock	—
Small Cap Value	—
Emerging Markets Stock	—
Small Cap Growth	—

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

At October 31, 2018, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

		Non-Expiring	Non-Expiring		Capital Loss Carry
Fund	Expiring 2019	Short-Term	Long-Term	Total	Forward Utilized
Floating Rate Bond	$—	$784,995	$2,167,247	$2,952,242	$—
Corporate/Government Bond	—	1,274,459	1,968,304	3,242,763	—
Monthly Distribution	—	—	—	—	6,585,099
Dynamic Macro	152,059	2,371,512	2,919,602	5,443,173	—
High-Yield Bond	—	3,224,149	2,335,997	5,560,146	—
Alternative Dividend	—	6,047,576	1,101,056	7,148,632	—
International Opportunity Bond	—	—	—	—	—
Appreciation & Income	—	—	66,482	66,482	2,170,783
Large Cap Value	—	—	—	—	—
Focused Large Cap Growth	—	—	—	—	—
International Stock	—	—	—	—	—
Real Estate Stock	—	12,145	—	12,145	—
Small Cap Value	—	—	—	—	—
Emerging Markets Stock	351,019	778,249	—	1,129,268	1,377,534
Small Cap Growth	—	—	—	—	—

8.	LINE OF CREDIT

Currently, the Funds have a $40,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended October 31, 2018, Corporate/Government Bond, Monthly Distribution, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, International Stock, Small Cap Value, Emerging Markets Stock and Small Cap Growth accessed the line of credit based only on the days borrowed and the average amount of borrowings outstanding were $2,918,800, $9,903,267, $2,483,000, $290,857, $2,629,000, $373,438, $43,500, $1,000,000, $887,000, respectively. The interest expense for all of the Funds listed above is immaterial. As of October 31, 2018, all of the Funds listed above had no outstanding borrowings under the Credit Agreement.

9.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. The following funds are below the 102% threshold due to market fluctuation, Monthly Distribution, Dynamic Macro, High Yield Bond, Large Cap Value, Focused Large Cap Growth, International Stock, Emerging Markets, and Small Cap Growth. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2018.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities
	Market Value of	Market Value of	Percentage of Total
Fund	Loaned Securities	Collateral (1)	Investment Income
Floating Rate Bond (2)	$2,757,563	$2,757,563	0.08%
Corporate/Government Bond	4,725,852	4,725,852	0.46%
Monthly Distribution *	13,073,633	13,073,633	0.71%
Dynamic Macro *	13,066,387	13,066,387	5.64%
High-Yield Bond *	15,148,897	15,148,897	1.18%
Alternative Dividend	14,766,803	14,766,803	0.91%
International Opportunity Bond	—	—	0.00%
Appreciation & Income	11,698,510	11,698,510	1.13%
Large Cap Value (3)*	5,157,171	5,157,171	0.97%
Focused Large Cap Growth *	10,474,437	10,474,437	8.74%
International Stock *	4,260,072	4,260,072	0.54%
Real Estate Stock (4)	8,551,531	8,551,531	0.80%
Small Cap Value	12,766,484	12,766,484	2.66%
Emerging Markets Stock *	3,224,650	3,224,650	0.69%
Small Cap Growth (5) *	15,072,952	15,072,952	26.47%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged

(2)	Securities loaned with a value of $2,001,870 have been sold and are pending settlement.

(3)	Securities loaned with a value of $163,602 have been sold and are pending settlement.

(4)	Securities loaned with a value of $39,209 have been sold and are pending settlement.

(5)	Securities loaned with a value of $576,938 have been sold and are pending settlement.

*	Securities collateralized below 102%. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

10.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds invest in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. All the Funds may invest in investment companies. Such investments would subject the Funds to similar risks.

The performance of the Alternative Dividend Fund and the Monthly Distribution Fund will be directly affected by the performance of the Invesco Short-Term Investments Trust Treasury Portfolio – Institutional Class and the Fidelity Investments Money Market Fund – Class I, Respectively. The financial statements of these Funds, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Alternative Dividend Fund’s and Monthly Distribution Fund’s financial statements. As of October 31, 2018, the percentage of the Alternative Dividend Fund’s net assets invested in the Invesco Short-Term Investments Trust Treasury Portfolio – Institutional Class was 35.7% and the percentage of the Monthly Distribution Fund invested in the Fidelity Investments Money Market Fund- Class I was 41.3%.

11.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

NOTES TO FINANCIAL STATEMENTS
October 31, 2018

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of the Dunham Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Dunham Floating Rate Bond Fund, Dunham Corporate/Government Bond Fund, Dunham Monthly Distribution Fund, Dunham Dynamic Macro Fund, Dunham High-Yield Bond Fund, Dunham Alternative Dividend Fund, Dunham International Opportunity Bond Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham International Stock Fund, Dunham Real Estate Stock Fund, Dunham Small Cap Value Fund, Dunham Emerging Markets Stock Fund, and Dunham Small Cap Growth Fund, each a series of shares of beneficial interest in Dunham Funds (the “Funds”), including the schedules of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
Dunham Floating Rate Bond Fund	For each of the years in the five-year period ended October 31, 2018
Dunham Corporate/Government Bond Fund	For each of the years in the five-year period ended October 31, 2018
Dunham Monthly Distribution Fund	For each of the years in the five-year period ended October 31, 2018
Dunham Dynamic Macro Fund	For each of the years in the five-year period ended October 31, 2018
Dunham High-Yield Bond Fund	For each of the years in the five-year period ended October 31, 2018
Dunham Alternative Dividend Fund	For the period August 31, 2016 (commencement of operations) to October 31, 2016 and for each of the years in the two-year period ended October 31, 2018
Dunham International Opportunity Bond Fund	For each of the years in the five-year period ended October 31, 2018
Dunham Appreciation & Income Fund	For each of the years in the five-year period ended October 31, 2018
Dunham Large Cap Value Fund	For each of the years in the five-year period ended October 31, 2018
Dunham Focused Large Cap Growth Fund	For each of the years in the five-year period ended October 31, 2018
Dunham International Stock Fund	For each of the years in the five-year period ended October 31, 2018
Dunham Real Estate Stock Fund	For each of the years in the five-year period ended October 31, 2018
Dunham Small Cap Value Fund	For each of the years in the five-year period ended October 31, 2018
Dunham Emerging Markets Stock Fund	For each of the years in the five-year period ended October 31, 2018
Dunham Small Cap Growth Fund	For each of the years in the five-year period ended October 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits include performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, agent banks, and brokers, or by other appropriate auditing procedures where replies from agent banks and/or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Dunham Funds since 2007.

Philadelphia, Pennsylvania

December 28, 2018

TRUSTEES & OFFICERS (Unaudited)

Trustees and Officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite #2, Omaha, NE 68130 Age:78	Trustee	Since January 2008	Retired; Accountant, Considine & Considine (certified public accountant), 1960-2016.	15	HomeFed Corp., 1992- present
Henry R. Goldstein c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite #2, Omaha, NE 68130 Age:87	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009.	15	None
Paul A. Rosinack c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite #2, Omaha, NE 68130 Age: 71	Trustee	Since January 2008	Retired; President/Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004-2017.	15	None

Interested Trustees and Officers
Jeffrey A. Dunham* Age: 57	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	15	None
Denise S. Iverson Age: 59	Treasurer & Principal Financial Officer	Since January 2008	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999- present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.	N/A	N/A
Joseph P. Kelly II Age: 42	Chief Compliance Officer	Since January 2014	General Counsel and Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), November 2013-present; Senior Associate, Dechert LLP (law firm), 2005-October 2013.	N/A	N/A
Tamara Beth Wendoll Age: 46	Secretary and AML Officer	Since October 2015 – Secretary (December 2008 -Assistant Secretary); Since September 2010 – AML Officer	Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008-present.	N/A	N/A
Ryan Dykmans Age: 36	Assistant Secretary	Since October 2015	Director of Research, June 2013-present; Senior Investment Analyst from 2009-2013, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino Age: 48	Assistant Treasurer	Since January 2008	Senior Vice President-Fund Administration, 2012-present; Vice President, 2004-2012;Senior Fund Administrator, 1999-2004,Gemini Fund Services, LLC.	N/A	N/A

^	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

ADDITIONAL INFORMATION (Unaudited)

Meeting of the Board of Trustees Held on June 26, 2018

On June 26, 2018, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, the approval of a new sub-advisory agreement (the “Sub-Advisory Agreement”) with Logan Circle Partners, L.P. (“Logan Circle”) as sub-adviser to the Dunham Appreciation & Income Fund (the “Fund”).

The Independent Trustees had reviewed materials provided by Logan Circle prior to the Board meeting. Representatives from Dunham & Associates Investment Counsel, Inc. (the “Adviser”) attended the Board meeting in-person and representatives from Logan Circle participated in the Board meeting by telephone and responded to questions from the Trustees. The Trustees reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to the approval of the Sub-Advisory Agreement and the factors they should consider in their evaluation of the Sub-Advisory Agreement.

Among other information, the Adviser and Logan Circle provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors:

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement, the Board considered the nature, extent and quality of services Logan Circle would provide under the Sub-Advisory Agreement. The Board reviewed the services Logan Circle would provide, the background of the investment professionals that would service the Fund, and Logan Circle’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Board reviewed the nature of Logan Circle’s operations and the experience of its key professional personnel in managing a long-short credit strategy. The Board reviewed Logan Circle’s methodology, research and analysis for selecting investments. The Board considered the various methods utilized by Logan Circle to seek to generate consistent returns and for managing risk. The Board also noted that Logan Circle is a MetLife affiliate and considered that Logan Circle has thorough compliance policies and procedures and a comprehensive compliance program. The Board concluded that Logan Circle had the experience and resources necessary for managing the Fund.

Performance. With respect to performance, the Board reviewed performance information of a composite of accounts constructed by Logan Circle with a strategy similar to the Fund’s strategy

ADDITIONAL INFORMATION (Unaudited) (Continued)

over various time periods as compared to that of the average of a peer group within the Morningstar Long-Short Credit Category (the “Peer Group”). The Board noted that the composite managed by Logan Circle generally outperformed the Peer Group for nearly all the time periods presented. The Board concluded that Logan’s Circle’s investment performance for the Fund should be satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and Logan Circle, an unaffiliated third party.

The Board noted that the Fund will pay Logan Circle a fulcrum fee rate consisting of a base fee of 0.60% annually and a performance fee component at a rate that will vary by +/- 0.55% of the Fund’s average daily net asset value depending upon the performance of the Fund’s Class N shares as compared to the benchmark index for a range of 0.05% to 1.15%. The Board took into account that the minimum fee rate of 0.05% is low and that at the maximum level, which Logan Circle would only earn if the Fund performed well, 1.15% to be charged to the Fund was lower than fees charged to other accounts managed by Logan Circle.

The Board concluded that the sub-advisory fee schedule was a reasonable fee rate, which they found appropriate to reward or penalize outperformance or underperformance, respectively. The Board also took into account that the Fund pays the Adviser a fixed fee of 0.65% of daily net assets and noted that the various duties of the Adviser and Logan Circle were not duplicative.

The Board next considered the relevance of economies of scale in the context of Logan Circle receiving a performance based fee. The Board considered the sub-advisory fee schedule, and concluded that reductions based on asset growth, when coupled with the possibility of fee reductions based on poor performance, implementing breakpoints with Logan Circle would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered information provided regarding Logan Circle’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and Logan Circle, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits Logan Circle may receive.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	5/1/18	10/31/18	Period*	10/31/18	Period*
Class N:
Floating Rate Bond Fund	0.99%	$1,000.00	$1,015.40	$5.03	$1,020.21	$5.04
Corporate/Government Bond Fund	1.20%	$1,000.00	$993.80	$6.03	$1,019.16	$6.10
Monthly Distribution Fund	1.50%	$1,000.00	$1,018.30	$7.63	$1,017.64	$7.63
Dynamic Macro Fund	1.82%	$1,000.00	$965.60	$9.02	$1,016.03	$9.25
High-Yield Bond Fund	1.16%	$1,000.00	$1,003.10	$5.86	$1,019.36	$5.90
Alternative Dividend Fund	1.32%	$1,000.00	$962.40	$6.53	$1,018.55	$6.72
International Opportunity Bond Fund	1.35%	$1,000.00	$934.10	$6.60	$1,018.38	$6.89
Appreciation & Income Fund	1.41%	$1,000.00	$1,063.80	$7.33	$1,018.10	$7.17
Large Cap Value Fund	1.30%	$1,000.00	$993.00	$6.53	$1,018.66	$6.61
Focused Large Cap Growth Fund	1.29%	$1,000.00	$1,053.90	$6.68	$1,018.70	$6.56
International Stock Fund	1.67%	$1,000.00	$891.50	$7.96	$1,016.79	$8.49
Real Estate Stock Fund	1.10%	$1,000.00	$1,037.20	$5.65	$1,019.66	$5.60
Small Cap Value Fund	1.54%	$1,000.00	$1,006.40	$7.81	$1,017.42	$7.85
Emerging Markets Stock Fund	1.19%	$1,000.00	$805.60	$5.42	$1,019.20	$6.06
Small Cap Growth Fund	1.92%	$1,000.00	$1,067.90	$10.01	$1,015.53	$9.75
Class A:
Floating Rate Bond Fund	1.23%	$1,000.00	$1,014.20	$6.24	$1,019.00	$6.26
Corporate/Government Bond Fund	1.45%	$1,000.00	$992.50	$7.29	$1,017.89	$7.39
Monthly Distribution Fund	1.76%	$1,000.00	$1,017.10	$8.95	$1,016.33	$8.94
Dynamic Macro Fund	2.07%	$1,000.00	$964.30	$10.24	$1,014.78	$10.50
High-Yield Bond Fund	1.41%	$1,000.00	$1,001.80	$7.11	$1,018.10	$7.17
Alternative Dividend Fund	1.60%	$1,000.00	$961.50	$7.91	$1,017.14	$8.13
International Opportunity Bond Fund	1.60%	$1,000.00	$932.60	$7.80	$1,017.13	$8.14
Appreciation & Income Fund	1.66%	$1,000.00	$1,061.80	$8.63	$1,016.84	$8.44
Large Cap Value Fund	1.55%	$1,000.00	$992.30	$7.78	$1,017.39	$7.88
Focused Large Cap Growth Fund	1.55%	$1,000.00	$1,052.90	$8.02	$1,017.39	$7.88
International Stock Fund	1.92%	$1,000.00	$890.20	$9.13	$1,015.55	$9.73
Real Estate Stock Fund	1.34%	$1,000.00	$1,036.20	$6.88	$1,018.45	$6.82
Small Cap Value Fund	1.79%	$1,000.00	$1005.20	$9.06	$1,016.17	$9.11
Emerging Markets Stock Fund	1.44%	$1,000.00	$805.10	$6.55	$1,017.95	$7.32
Small Cap Growth Fund	2.16%	$1,000.00	$1,066.40	$11.25	$1,014.32	$10.97

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	5/1/18	10/31/18	Period*	10/31/18	Period*
Class C:
Floating Rate Bond Fund	1.73%	$1,000.00	$1,010.50	$8.77	$1,016.48	$8.79
Corporate/Government Bond Fund	1.95%	$1,000.00	$989.90	$9.80	$1,015.36	$9.92
Monthly Distribution Fund	2.51%	$1,000.00	$1,013.50	$12.74	$1,012.55	$12.73
Dynamic Macro Fund	2.82%	$1,000.00	$960.60	$13.95	$1,010.98	$14.30
High-Yield Bond Fund	1.91%	$1,000.00	$999.20	$9.62	$1,015.58	$9.70
Alternative Dividend Fund	2.32%	$1,000.00	$958.00	$11.45	$1,013.51	$11.77
International Opportunity Bond Fund	2.10%	$1,000.00	$931.20	$10.23	$1,014.61	$10.68
Appreciation & Income Fund	2.42%	$1,000.00	$1,056.74	$12.55	$1,013.01	$12.28
Large Cap Value Fund	2.30%	$1,000.00	$988.20	$11.55	$1,013.59	$11.70
Focused Large Cap Growth Fund	2.29%	$1,000.00	$1,049.00	$11.83	$1,013.66	$11.62
International Stock Fund	2.67%	$1,000.00	$887.00	$12.72	$1,011.72	$13.56
Real Estate Stock Fund	2.10%	$1,000.00	$1,031.90	$10.76	$1,014.62	$10.66
Small Cap Value Fund	2.54%	$1,000.00	$1,001.50	$12.81	$1,012.40	$12.88
Emerging Markets Stock Fund	2.19%	$1,000.00	$801.80	$9.96	$1,014.14	$11.14
Small Cap Growth Fund	2.92%	$1,000.00	$1,063.10	$15.18	$1,010.49	$14.80

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2018).

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commision’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert. Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FY 2018	$186,000
FY 2017	$186,000

(b)	Audit-Related Fees
FY 2018	$0
FY 2017	$0

Nature of the fees:

(c)	Tax Fees
FY 2018	$30,000
FY 2017	$30,000

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees
	Registrant	Adviser
FY 2018	$0	$0
FY 2017	$0	$0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2017 Services Approved by the Audit Committee

	Registrant	Adviser

Audit-Related Fees:	0%	0%
Tax Fees:	0%	0%
All Other Fees:	0%	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2018	$30,000	$ None
FY 2017	$30,000	$ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/Jeffrey Dunham

Jeffrey Dunham, President

Date 1/9/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Jeffrey Dunham

Jeffrey Dunham, President

Date 1/9/19

By (Signature and Title)

/s/Denise Iverson

Denise Iverson, Treasurer

Date 1/9/19